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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21108

                          Pioneer Series Trust X
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  March 31


Date of reporting period:  April 1, 2013 through March 31, 2014


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                Pioneer Dynamic
                Credit Fund

                (Formerly Pioneer Absolute Return Credit Fund.)*

--------------------------------------------------------------------------------
                Annual Report | March 31, 2014
--------------------------------------------------------------------------------

                Ticker Symbols:

                Class A        RCRAX
                Class C        RCRCX
                Class Y        RCRYX
                Class Z        ARCZX**

                * Effective June 17, 2013, Pioneer Absolute Return Credit Fund was renamed Pioneer Dynamic Credit Fund.

                **   Share class was first publicly offered on April 2, 2013.


                [LOGO] PIONEER
                       Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Comparing Ongoing Fund Expenses                                              16

Schedule of Investments                                                      18

Financial Statements                                                         78

Notes to Financial Statements                                                86

Report of Independent Registered Public Accounting Firm                      98

Approval of Investment Advisory Agreement                                   100

Trustees, Officers and Service Providers                                    105

                         Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 1

President's Letter

Dear Shareowner,

A few months into 2014, we still expect U.S. economic growth for the year to be in the 2.5% to 3% range, despite some weaker economic data releases during the winter months driven in large part by harsh weather across much of the continental U.S. While unemployment remains high, employment has been rising steadily. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only moderately, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. A modestly improving European economy and continuing economic improvement in Japan appear likely to result in improving global growth in 2014, further supporting the U.S. economy. In addition, we feel that continuing slack in labor markets and capacity utilization offer the potential for continuing growth without bottlenecks and rising inflation.

After observing the strengthening economic trends, the Federal Reserve System (the Fed) has begun scaling back its QE (quantitative easing) program, but short-term interest rates remain near zero, and while Fed Chair Janet Yellen has suggested that rates may be raised roughly six months after the QE program is fully tapered, that would still place the potential rate hike sometime in 2015.

There are certainly risks and uncertainties still facing the global economy as 2014 moves along. The European economy, while improving, remains weak, the Japanese economy faced a tax hike this spring, and a number of emerging market countries are experiencing difficulties. There are also geopolitical worries abroad, such as Russia's aggressive move against the Ukraine, and more potential political fights at home, especially during a mid-term election year. While most of the widely recognized risks we have outlined may already be "priced into" the market, we believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

*    Dividends are not guaranteed.

2 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14

Pioneer's investment teams have, since 1928, sought out attractive opportunities in equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which seek to balance potential risks and rewards in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                         Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 3

Portfolio Management Discussion | 3/31/14

High-yield corporate bonds and other credit-sensitive securities staged a brisk comeback in the second half of the 12-month period ended March 31, 2014. As a result, they ended up delivering healthy returns for the full period, overcoming the effects of earlier worries about the Federal Reserve's (Fed's) monetary policy and concerns about the durability of the domestic economic recovery. In the following interview, Michael Temple, Andrew Feltus, and Chin Liu discuss the factors that influenced the performance of Pioneer Dynamic Credit Fund (formerly Pioneer Absolute Return Credit Fund)* during the 12-month period. Mr. Temple, a senior vice president, portfolio manager, and Director of Fixed-Income Credit Research at Pioneer, and Mr. Feltus, Director of High Yield and Bank Loans, a senior vice president and a portfolio manager at Pioneer, are responsible for the day-to-day implementation of the Fund's investment strategies. Mr. Liu, a quantitative research analyst at Pioneer, provides investment management support to Mr. Feltus and Mr. Temple in implementing the portfolio's hedging strategies.

Q    How did the Fund perform during the 12-month period ended March 31, 2014?

A Pioneer Dynamic Credit Fund's Class A shares returned 2.95% during the 12-month period ended March 31, 2014, while the Fund's benchmark, the Bank of America Merrill Lynch (BofA ML) U.S. Dollar 3-Month LIBOR Index, returned 0.27%. During the same period, the average return of the 133 mutual funds in Lipper's Alternative Credit Focus Funds category was 1.13%, and the average return of the 251 mutual funds in Morningstar's Non-Traditional Bond Funds category was 0.34%.

Q How would you describe the investment environment for fixed-income securities during the 12-month period ended March 31, 2014?

A While the environment for credit-sensitive securities was challenging during the first half of the Fund's fiscal year (April 2013 through September 2013), the backdrop improved noticeably in the second half. Early in the period, the bond market became volatile in reaction to the May 2013 suggestion by then-Fed Chair Ben Bernanke that the Fed might begin tapering its quantitative easing (QE) bond-buying program, thus withdrawing some monetary stimulus from the economy. The suggestion raised fears of rising interest rates, which became a self-fulfilling prophecy and led to a sell-off of the fixed-income markets in the second calendar quarter of 2013. Investors also began to worry about the vitality of the

4 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 domestic economic recovery as new-job creation continued to be weak and corporate profit gains appeared to slow. In that environment, fixed-income investments in general produced lackluster returns, with credit-sensitive securities particularly hard hit on worries about potentially slowing economic growth.

     The fears abated and the market for credit-sensitive securities recovered in the second half of the 12-month period, as more evidence accumulated that the U.S. economy was gathering strength. Improving employment and housing trends were some of the encouraging economic signs, and inflation, meanwhile, remained in check. Investors also began to anticipate that any monetary tightening by the Fed - based on follow-up statements made by Mr. Bernanke after his "tapering" comments in May 2013 - would be done gradually and in response to new evidence of economic strengthening. Moreover, the transition of leadership at the Fed in early 2014 from Mr. Bernanke to new Chair Janet Yellen appeared to signal confirmation of a gradual evolution of monetary policy rather than an abrupt change. The Fed ended up delaying its official announcement regarding the tapering of QE until December of 2013, and began reducing its monthly bond purchases in 2014, with the eventual goal being to fully draw down the QE program by the end of the current calendar year.

     On the political front, a late-2013 bipartisan agreement establishing top-line Federal spending levels for the next two fiscal years seemed to, temporarily at least, put an end to the constant bickering between Democrats and Republicans in Washington over the nation's fiscal course, and that news also buoyed market sentiment. In addition, investors were encouraged that fiscal policy would be less of a factor holding back the economy's growth potential, as spending cuts at the Federal level ("sequestration") were slated to be eased as part of the bipartisan budget agreement. Also, the threat that American military forces might be drawn into battle over control of Syria also declined as the period progressed, although new worries emerged during the winter of 2014, late in the period, as tensions over Russia's aggressive moves against the Ukraine escalated.

     As the markets grew calmer, high-yield and investment-grade corporate bonds as well as most other credit-sensitive securities tended to perform well, while U.S. Treasuries and government agency debt came under pressure when market interest rates for most maturities rose. Yield spreads (the differences in yields between credit-sensitive debt and Treasuries of similar maturity) also tightened as the credit sectors outperformed.

     Outside the U.S., growth trends appeared to be improving both in Europe and Japan, although China and the emerging markets clearly tailed off during the period. The European economy responded well to monetary support from the European Central Bank and the accompanying relaxation

                         Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 5 of fiscal constraints that had helped to dampen growth. In Japan, meanwhile, the loosening of both monetary and fiscal policy had helped stimulate the country's economy, even in the face of disappointing structural reforms and impending tax increases in 2014. The worries about slowing growth in China had repercussions in many of the emerging markets, mainly due to the effects of declining commodity prices. Currencies of emerging markets economies dependent on the flow of capital from the United States also became more volatile amid worries about looming monetary tightening by the Fed.

     During this period of changing sentiment in the bond market, the domestic equity market generally performed well, with most stock market indices recording total returns of 20% or more over the full 12-month period.

Q What were your principal strategies during the 12-month period ended March 31, 2014?

A We emphasized credit-sensitive securities in the Fund's investment portfolio, while continuing to use hedging strategies to attempt to limit portfolio risks. The focus on the credit sectors, combined with successful allocation decisions across the different types of securities, helped the Fund's performance relative to the BofA ML Index as well as the Lipper competitive funds group. At the same time, we used derivatives as a way to reduce volatility in the Fund, which was an important factor as market sentiments and trends changed abruptly during the full fiscal year ended March 31, 2014.

     When investing the portfolio in the credit sectors, we favored lower-rated groups, notably high-yield corporate bonds, bank loans, and convertible bonds. At the end of the 12-month period, for example, more than 25% of the Fund's assets were invested in high-yield corporates, while nearly 17% of assets were allocated to floating-rate bank loans, and nearly 8% of assets were invested in convertible bonds.

     We also kept the portfolio's duration, which is a measure of price-sensitivity to changes in interest rates, relatively short, which helped performance during a period in which interest rates showed volatility, with Treasury rates advancing over the full 12 months. At the end of the period, the effective duration of the portfolio's investments was 2.33 years.

Q How did the Fund's hedging strategies affect performance during the 12-month period ended March 31, 2014?

A We sought to hedge risks in the portfolio by employing derivative securities, which particularly helped the Fund's performance when the markets became volatile during the late spring and early summer of 2013 in the wake of Mr. Bernanke's initial "tapering" comments. Normally, one of our derivative

6 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 tactics is to invest the portfolio in U.S. Treasury futures to help hedge against the risk of rising interest rates. However, because Treasury securities were a source of volatility in the market over the period, we instead decided to hedge portfolio positions in high-yield corporate bonds. This proved a successful strategy when high-yield debt fell into disfavor in mid-2013. We also invested in contracts that shorted the equity market. This tactic is designed to provide protection when both stocks and corporate bonds move down in price, as they did in mid-2013. Finally, we used volatility contracts as another hedge in the portfolio. Such contracts are based on investors' expectations about the direction and intensity of stock market trends. While the shorting of the equity market and the use of volatility contracts did help to dampen price fluctuations when the equity market declined, they also carried costs which tended to hold back the Fund's results.

Q Which types of investments had noteworthy effects on the Fund's performance during the 12-month period ended March 31, 2014?

A The Fund's exposures to convertibles, high-yield corporate bonds and catastrophe bonds all had significant positive effects on results during the period. However, the Fund's large cash position did act as a drag on potential performance. We kept the cash position in order to maintain the ability to invest opportunistically as well as to reduce portfolio volatility.

     Among individual investments, one very good performer in the portfolio was the debt of insurance broker Hub International. Also, even though the portfolio's overweight in energy industry bonds was a slight performance detractor, the Fund saw strong results from the bonds of several energy companies, including: independent oil and natural gas producers Penn Virginia and SandRidge; as well as Samson, an oil and natural gas exploration company.

     On the negative side, the bonds of James River Coal defaulted during the period as the company was hurt by declining demand for coal.

Q    What is your investment outlook?

A We foresee improved growth trends in the U.S. as well as globally, which should bode well for credit-sensitive securities in general. We feel that the continuing economic recovery should help sustain profit growth, buttress corporate balance sheets and enable companies to meet their debt obligations. We think default rates should remain low by historical standards. In the future, however, we believe good portfolio performance is likely to be even more dependent upon security selection, rather than on broad asset allocation decisions. We think this may bode well for Pioneer's investment style, as we rely heavily on fundamental analysis of individual corporations and securities.

                         Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 7

     Because of our concern about the potential for further interest-rate increases, which could reduce bond prices, we expect to keep the Fund's duration short to limit any possible negative effects.

     While we remain cautious in our security selection for the portfolio, we still believe that lower-rated credits have the potential to outperform higher-quality securities.

* Note to Shareholders: Effective June 17, 2013, Pioneer Absolute Return Credit Fund was renamed Pioneer Dynamic Credit Fund.

Please refer to the Schedule of Investments on pages 18-77 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal.

Pioneer Dynamic Credit Fund has the ability to invest in a wide variety of debt securities.

The Fund may invest in underlying funds (ETFs and unit investment trusts). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund's investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

8 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the nonoccurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in zero coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities are payable as taxable annual dividends to shareholders.

Investments in equity securities are subject to price fluctuation.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed-income securities falls.

The Fund may invest in mortgage-backed securities, which during times of fluc-tuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-Backed securities are also subject to pre-payments.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

High-yield bonds possess greater price volatility, illiquidity, and possibility of default.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

The Fund is not intended to outperform stocks and bonds during strong market rallies.

These risks may increase share price volatility.

Please see the prospectus for a more complete discussion of the Fund's risks.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

                         Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 9

Portfolio Summary | 3/31/14

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                       32.1%
Senior Secured Loans                                                       18.7%
International Corporate Bonds                                              18.3%
Collateralized Mortgage Obligations                                        11.0%
Convertible Corporate Bonds                                                 7.5%
Asset Backed Securities                                                     3.1%
U.S. Preferred Stocks                                                       2.3%
U.S. Government Securities                                                  2.2%
Municipal Bonds                                                             2.0%
Convertible Preferred Stocks                                                1.2%
International Preferred Stocks                                              1.0%
Foreign Government Bonds                                                    0.6%


Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on S&P ratings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                                                         2.6%
AA                                                                          0.7%
A                                                                           2.4%
BBB                                                                         8.9%
BB                                                                         24.6%
B                                                                          34.4%
CCC                                                                         8.7%
Not Rated                                                                   8.8%
Cash Equivalents                                                            8.9%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1. Fannie Mae Pool, 4.0%, 4/10/14                                                     0.76%
--------------------------------------------------------------------------------------------
 2. Fannie Mae, 3.5%, 5/12/14                                                          0.55
--------------------------------------------------------------------------------------------
 3. Bear Stearns Commercial Mortgage Securities Trust 2006-PWR14, 5.273%, 12/11/38     0.45
--------------------------------------------------------------------------------------------
 4. JBS Investment Management, Ltd., 7.25%, 4/3/24                                     0.44
--------------------------------------------------------------------------------------------
 5. CD 2005-CD1 Commercial Mortgage Trust, Floating Rate Note, 7/15/44                 0.43
--------------------------------------------------------------------------------------------
 6. Altair Re, Floating Rate Note, 6/30/16 (Cat Bond)                                  0.42
--------------------------------------------------------------------------------------------
 7. Volt LLC , Series 14-NPL1, Floating Rate Note, 10/27/53                            0.42
--------------------------------------------------------------------------------------------
 8. Griffon Corp., 5.25%, 3/1/22 (144A)                                                0.40
--------------------------------------------------------------------------------------------
 9. UBS AG, 7.625%, 8/17/22                                                            0.36
--------------------------------------------------------------------------------------------
10. Approach Resources, Inc., 7.0%, 6/15/21                                            0.35
--------------------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14

Prices and Distributions | 3/31/14

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Class                      3/31/14                          3/31/13
--------------------------------------------------------------------------------
           A                        $9.94                           $10.04
--------------------------------------------------------------------------------
           C                        $9.92                           $10.02
--------------------------------------------------------------------------------
           Y                        $9.98                           $10.08
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   3/31/14                          4/1/13*
--------------------------------------------------------------------------------
           Z                        $10.00                           $10.04
--------------------------------------------------------------------------------

Distributions per Share: 4/1/13-3/31/14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Net Investment     Short-Term      Long-Term        Tax Return
        Class         Income        Capital Gains   Capital Gains     of Capital
--------------------------------------------------------------------------------
          A          $0.3654          $     --         $   --          $0.0215
--------------------------------------------------------------------------------
          C          $0.2920          $     --         $   --          $0.0215
--------------------------------------------------------------------------------
          Y          $0.3951          $     --         $   --          $0.0215
--------------------------------------------------------------------------------
          Z          $0.3736          $     --         $   --          $0.0215
--------------------------------------------------------------------------------

The Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Index is an unmanaged index that tracks the performance of a synthetic asset paying the London Interbank Offered Rate (LIBOR), with a constant 3-month average maturity. The index is based on the assumed purchase at par value of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day's 3-month LIBOR rate. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-15.

* Class Z shares commenced operations on April 2, 2013.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 11

Performance Update | 3/31/14                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Dynamic Credit Fund at public offering price during the periods shown, compared to that of the Bank of America
(BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2014)
--------------------------------------------------------------------------------
                                                               BofA ML
                           Net            Public               U.S. Dollar
                           Asset          Offering             3-Month
                           Value          Price                LIBOR
Period                     (NAV)          (POP)                Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)                  4.56%           2.93%               0.35%
1 Year                     2.95           -1.66                0.27
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2013)
--------------------------------------------------------------------------------
                           Gross          Net
--------------------------------------------------------------------------------
                           1.48%          1.20%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                           Pioneer Dynamic         BofA ML U.S.
                           Credit Fund             Dollar 3-Month LIBOR Index
4/30/2011                  $  9,550                $ 10,000
3/31/2012                  $  9,587                $ 10,032
3/31/2013                  $ 10,569                $ 10,075
3/31/2014                  $ 10,880                $ 10,103

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2015, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14

Performance Update | 3/31/14                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Dynamic Credit Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2014)
--------------------------------------------------------------------------------
                                                               BofA ML
                                                               U.S. Dollar
                                                               3-Month
                           If             If                   LIBOR
Period                     Held           Redeemed             Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)                  3.74%          3.74%                0.35%
1 Year                     2.19           2.19                 0.27
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2013)
--------------------------------------------------------------------------------
                           Gross          Net
--------------------------------------------------------------------------------
                           2.23%          2.10%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                           Pioneer Dynamic         BofA ML U.S.
                           Credit Fund             Dollar 3-Month LIBOR Index
4/30/2011                  $ 10,000                $ 10,000
3/31/2012                  $  9,953                $ 10,032
3/31/2013                  $ 10,893                $ 10,075
3/31/2014                  $ 11,132                $ 10,103

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2015, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 13

Performance Update | 3/31/14                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Dynamic Credit Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2014)
--------------------------------------------------------------------------------
                                                               BofA ML
                                                               U.S. Dollar
                                                               3-Month
                           If             If                   LIBOR
Period                     Held           Redeemed             Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)                  5.01%          5.01%                0.35%
1 Year                     3.24           3.24                 0.27
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2013)
--------------------------------------------------------------------------------
                           Gross          Net
--------------------------------------------------------------------------------
                           1.21%          0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                           Pioneer Dynamic         BofA ML U.S.
                           Credit Fund             Dollar 3-Month LIBOR Index
4/30/2011                  $ 5,000,000             $ 5,000,000
3/31/2012                  $ 5,047,246             $ 5,016,143
3/31/2013                  $ 5,586,945             $ 5,037,507
3/31/2014                  $ 5,768,187             $ 5,051,252

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2015, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14

Performance Update | 3/31/14                                      Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class Z shares of Pioneer Dynamic Credit Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2014)
--------------------------------------------------------------------------------
                                                               BofA ML
                                                               U.S. Dollar
                                                               3-Month
                           If             If                   LIBOR
Period                     Held           Redeemed             Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)                  4.78%          4.78%                0.35%
1 Year                     3.58           3.58                 0.27
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2013)
--------------------------------------------------------------------------------
                           Gross
--------------------------------------------------------------------------------
                           0.95%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                           Pioneer Dynamic         BofA ML U.S.
                           Credit Fund             Dollar 3-Month LIBOR Index
4/30/2011                  $ 10,000                $10,000
3/31/2012                  $ 10,038                $10,032
3/31/2013                  $ 11,065                $10,075
3/31/2014                  $ 11,462                $10,103

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the commencement of operations of Class Z shares on April 2, 2013, is the net asset value performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception on April 2, 2013, would have been higher than that shown. For the period beginning April 2, 2013, the actual performance of Class Z shares is reflected.

Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Dynamic Credit Fund

Based on actual returns from October 1, 2013, through March 31, 2014.

--------------------------------------------------------------------------------
Share Class                           A            C          Y            Z
--------------------------------------------------------------------------------
Beginning Account                 $1,000.00    $1,000.00   $1,000.00   $1,000.00
Value on 10/1/13
--------------------------------------------------------------------------------
Ending Account Value              $1,037.91    $1,035.15   $1,039.26   $1,012.02
(after expenses) on 3/31/14
--------------------------------------------------------------------------------
Expenses Paid                     $    6.05    $    9.79   $    4.32   $    5.87
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.19%, 1.93%, 0.85% and 1.17% multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

16 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Dynamic Credit Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from October 1, 2013, through March 31, 2014.

--------------------------------------------------------------------------------
Share Class                           A            C           Y           Z
--------------------------------------------------------------------------------
Beginning Account                 $1,000.00    $1,000.00   $1,000.00   $1,000.00
Value on 10/1/13
--------------------------------------------------------------------------------
Ending Account Value              $1,019.00    $1,015.31   $1,020.69   $1,019.10
(after expenses) on 3/31/14
--------------------------------------------------------------------------------
Expenses Paid                     $    5.99    $    9.70   $    4.28   $    5.89
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.19%, 1.93%, 0.85% and 1.17% multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 17

Schedule of Investments | 3/31/14

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 CONVERTIBLE CORPORATE
                                                 BONDS -- 6.7%
                                                 ENERGY -- 0.2%
                                                 Oil & Gas Storage &
                                                 Transportation -- 0.2%
      1,400,000                         NR/NR    Golar LNG, Ltd., 3.75%, 3/7/17                 $   1,531,040
                                                                                                -------------
                                                 Total Energy                                   $   1,531,040
-------------------------------------------------------------------------------------------------------------
                                                 MATERIALS -- 0.1%
                                                 Diversified Metals & Mining -- 0.1%
        385,000                         NR/NR    RTI International Metals, Inc.,
                                                 1.625%, 10/15/19                               $     378,503
-------------------------------------------------------------------------------------------------------------
                                                 Steel -- 0.0%+
        250,000                        BB-/B1    United States Steel Corp., 2.75%, 4/1/19       $     323,906
                                                                                                -------------
                                                 Total Materials                                $     702,409
-------------------------------------------------------------------------------------------------------------
                                                 CAPITAL GOODS -- 0.2%
                                                 Electrical Components &
                                                 Equipment -- 0.2%
      1,342,000                          B/B3    General Cable Corp., 4.5%,
                                                 11/15/29 (Step)                                $   1,347,032
                                                                                                -------------
                                                 Total Capital Goods                            $   1,347,032
-------------------------------------------------------------------------------------------------------------
                                                 CONSUMER DURABLES &
                                                 APPAREL -- 0.6%
                                                 Homebuilding -- 0.4%
        700,000                          B/B2    KB Home, 1.375%, 2/1/19                        $     719,250
      2,000,000                        BB-/B1    The Ryland Group, Inc., 0.25%, 6/1/19              1,885,000
                                                                                                -------------
                                                                                                $   2,604,250
-------------------------------------------------------------------------------------------------------------
                                                 Housewares & Specialties -- 0.2%
      1,290,000                        BB-/NR    Jarden Corp., 1.125%, 3/15/34 (144A)           $   1,281,131
                                                                                                -------------
                                                 Total Consumer Durables & Apparel              $   3,885,381
-------------------------------------------------------------------------------------------------------------
                                                 CONSUMER SERVICES -- 0.2%
                                                 Casinos & Gaming -- 0.1%
        550,000                         B+/B3    MGM Resorts International,
                                                 4.25%, 4/15/15                                 $     800,594
-------------------------------------------------------------------------------------------------------------
                                                 Specialized Consumer Services -- 0.1%
        425,000                         NR/NR    Carriage Services, Inc., 2.75%,
                                                 3/15/21 (144A)                                 $     446,516
                                                                                                -------------
                                                 Total Consumer Services                        $   1,247,110
-------------------------------------------------------------------------------------------------------------
                                                 RETAILING -- 0.3%
                                                 Internet Retail -- 0.3%
      1,915,000                         NR/NR    Shutterfly, Inc., 0.25%, 5/15/18 (144A)        $   1,889,866
                                                                                                -------------
                                                 Total Retailing                                $   1,889,866
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 HEALTH CARE EQUIPMENT &
                                                 SERVICES -- 0.8%
                                                 Health Care Equipment -- 0.4%
      1,350,000                         B+/NR    Hologic, Inc., 2.0%, 3/1/42 (Step)             $   1,379,531
      1,300,000                         NR/NR    NuVasive, Inc., 2.75%, 7/1/17                      1,543,750
                                                                                                -------------
                                                                                                $   2,923,281
-------------------------------------------------------------------------------------------------------------
                                                 Health Care Supplies -- 0.1%
        545,000                         NR/NR    Cepheid, Inc., 1.25%, 2/1/21 (144A)            $     589,281
-------------------------------------------------------------------------------------------------------------
                                                 Managed Health Care -- 0.3%
      1,100,000                         NR/NR    Molina Healthcare, Inc., 1.125%,
                                                 1/15/20                                        $   1,232,688
        300,000                         A-/NR    WellPoint, Inc., 2.75%, 10/15/42                     438,562
                                                                                                -------------
                                                                                                $   1,671,250
                                                                                                -------------
                                                 Total Health Care Equipment & Services         $   5,183,812
-------------------------------------------------------------------------------------------------------------
                                                 PHARMACEUTICALS, BIOTECHNOLOGY
                                                 & LIFE SCIENCES -- 1.5%
                                                 Biotechnology -- 0.9%
        200,000                         NR/NR    BioMarin Pharmaceutical, Inc., 0.75%,
                                                 10/15/18                                       $     219,125
        200,000                         NR/NR    BioMarin Pharmaceutical, Inc., 1.5%,
                                                 10/15/20                                             222,000
      1,250,000                         NR/NR    Corsicanto, Ltd., 3.5%, 1/15/32                      864,844
        500,000                         NR/NR    Cubist Pharmaceuticals, Inc., 1.125%,
                                                 9/1/18 (144A)                                        588,750
        750,000                         NR/NR    Cubist Pharmaceuticals, Inc., 1.875%,
                                                 9/1/20 (144A)                                        904,688
      1,160,000                         NR/NR    Emergent Biosolutions, Inc., 2.875%,
                                                 1/15/21 (144A)                                     1,247,000
        975,000                         NR/NR    PDL BioPharma, Inc., 4.0%, 2/1/18                  1,026,188
        500,000                         NR/NR    Theravance, Inc., 2.125%, 1/15/23                    644,375
                                                                                                -------------
                                                                                                $   5,716,970
-------------------------------------------------------------------------------------------------------------
                                                 Pharmaceuticals -- 0.4%
        988,000                         NR/NR    Auxilium Pharmaceuticals, Inc.,
                                                 1.5%, 7/15/18                                  $   1,305,395
         95,000                         NR/NR    Pacira Pharmaceuticals, Inc. Delaware,
                                                 3.25%, 2/1/19                                        270,216
        500,000                         NR/NR    Salix Pharmaceuticals, Ltd., 1.5%,
                                                 3/15/19                                              845,312
                                                                                                -------------
                                                                                                $   2,420,923
-------------------------------------------------------------------------------------------------------------
                                                 Life Sciences Tools & Services -- 0.2%
      1,080,000                         NR/NR    Albany Molecular Research, Inc.,
                                                 2.25%, 11/15/18 (144A)                         $   1,463,400
                                                                                                -------------
                                                 Total Pharmaceuticals, Biotechnology
                                                 & Life Sciences                                $   9,601,293
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 19

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 DIVERSIFIED FINANCIALS -- 0.3%
                                                 Consumer Finance -- 0.1%
        815,000                          B/NR    DFC Global Corp., 3.25%, 4/15/17               $     694,788
-------------------------------------------------------------------------------------------------------------
                                                 Asset Management & Custody
                                                 Banks -- 0.2%
      1,170,000                        BBB/NR    Ares Capital Corp., 4.375%,
                                                 1/15/19 (144A)                                 $   1,241,662
                                                                                                -------------
                                                 Total Diversified Financials                   $   1,936,450
-------------------------------------------------------------------------------------------------------------
                                                 REAL ESTATE -- 0.2%
                                                 Real Estate Operating Companies -- 0.2%
      1,265,000                         NR/NR    Forest City Enterprises, Inc., 3.625%,
                                                 8/15/20 (144A)                                 $   1,299,788
                                                                                                -------------
                                                 Total Real Estate                              $   1,299,788
-------------------------------------------------------------------------------------------------------------
                                                 SOFTWARE & SERVICES -- 1.0%
                                                 Internet Software & Services -- 0.3%
        760,000                         NR/NR    Akamai Technologies, Inc., 2/15/19
                                                 (144A) (c)                                     $     752,400
      1,300,000                         NR/NR    WebMD Health Corp., 1.5%, 12/1/20
                                                 (144A)                                             1,317,875
        100,000                         NR/NR    WebMD Health Corp., 2.5%, 1/31/18                    100,812
                                                                                                -------------
                                                                                                $   2,171,087
-------------------------------------------------------------------------------------------------------------
                                                 Data Processing & Outsourced
                                                 Services -- 0.2%
      1,000,000                         NR/NR    Cardtronics, Inc., 1.0%, 12/1/20 (144A)        $     976,250
-------------------------------------------------------------------------------------------------------------
                                                 Application Software -- 0.3%
        175,000                         NR/NR    Mentor Graphics Corp., 4.0%, 4/1/31            $     217,656
        700,000                        BB-/NR    Nuance Communications, Inc.,
                                                 2.75%, 11/1/31                                       701,312
      1,245,000                         NR/NR    TIBCO Software, Inc., 2.25%, 5/1/32                1,249,669
                                                                                                -------------
                                                                                                $   2,168,637
-------------------------------------------------------------------------------------------------------------
                                                 Systems Software -- 0.2%
        980,000                         NR/NR    ServiceNow, Inc., 11/1/18 (144A) (c)           $   1,049,825
                                                                                                -------------
                                                 Total Software & Services                      $   6,365,799
-------------------------------------------------------------------------------------------------------------
                                                 TECHNOLOGY HARDWARE &
                                                 EQUIPMENT -- 0.5%
                                                 Communications Equipment -- 0.2%
      1,000,000                         NR/NR    Finisar Corp., 0.5%, 12/55/33 (144A)           $   1,150,000
-------------------------------------------------------------------------------------------------------------
                                                 Computer Storage & Peripherals -- 0.1%
        460,000                         BB/NR    SanDisk Corp., 0.5%, 10/15/20 (144A)           $     506,575
-------------------------------------------------------------------------------------------------------------
                                                 Electronic Components -- 0.2%
      1,480,000                        BB+/NR    Vishay Intertechnology, Inc., 2.25%,
                                                 5/15/41 (144A)                                 $   1,394,900
                                                                                                -------------
                                                 Total Technology Hardware & Equipment          $   3,051,475
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 SEMICONDUCTORS & SEMICONDUCTOR
                                                 EQUIPMENT -- 0.7%
                                                 Semiconductor Equipment -- 0.2%
      1,025,000                      BBB/Baa1    Lam Research Corp., 1.25%, 5/15/18             $   1,271,641
        100,000                        BBB/NR    Novellus Systems, Inc., 2.625%, 5/15/41              170,688
                                                                                                -------------
                                                                                                $   1,442,329
-------------------------------------------------------------------------------------------------------------
                                                 Semiconductors -- 0.5%
        300,000                         A-/NR    Intel Corp., 2.95%, 12/15/35                   $     353,062
         50,000                         NR/NR    JinkoSolar Holding Co., Ltd., 4.0%,
                                                 5/15/16 (144A)                                        54,406
      1,000,000                        BB+/NR    ON Semiconductor Corp., 2.625%,
                                                 12/15/26                                           1,220,000
        150,000                         NR/NR    ReneSola, Ltd., 4.125%, 3/15/18 (144A)               118,406
      1,115,000                         NR/NR    SunPower Corp., 0.75%, 6/1/18 (144A)               1,570,059
                                                                                                -------------
                                                                                                $   3,315,933
                                                                                                -------------
                                                 Total Semiconductors &
                                                 Semiconductor Equipment                        $   4,758,262
-------------------------------------------------------------------------------------------------------------
                                                 TELECOMMUNICATION SERVICES -- 0.1%
                                                 Integrated Telecommunication
                                                 Services -- 0.1%
      1,000,000                          B/NR    Ciena Corp., 0.875%, 6/15/17                   $   1,016,875
                                                                                                -------------
                                                 Total Telecommunication Services               $   1,016,875
-------------------------------------------------------------------------------------------------------------
                                                 TOTAL CONVERTIBLE CORPORATE BONDS
                                                 (Cost $40,614,075)                             $  43,816,592
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
 Shares
-------------------------------------------------------------------------------------------------------------
                                                 PREFERRED STOCKS -- 2.6%
                                                 BANKS -- 0.6%
                                                 Diversified Banks -- 0.4%
          1,500       6.75              BB/NR    AgStar Financial Services ACA, Floating
                                                 Rate Note (Perpetual) (144A)                   $   1,494,750
         12,250       6.50            A-/Baa1    US Bancorp, Floating Rate Note
                                                 (Perpetual)                                          347,900
         16,400       6.00            A-/Baa1    US Bancorp, Floating Rate Note
                                                 (Perpetual)                                          450,180
                                                                                                -------------
                                                                                                $   2,292,830
-------------------------------------------------------------------------------------------------------------
                                                 Regional Banks -- 0.2%
          5,000       6.25             A-/NR     CoBank ACB, Floating Rate Note
                                                 (Perpetual) (144A)                             $     508,438
         37,400       6.62           BBB-/Ba1    Fifth Third Bancorp, Floating Rate
                                                 Note (Perpetual)                                     991,474
                                                                                                -------------
                                                                                                $   1,499,912
                                                                                                -------------
                                                 Total Banks                                    $   3,792,742
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 21

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
                   Rate (b)       Ratings
 Shares            (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 DIVERSIFIED FINANCIALS -- 1.0%
                                                 Other Diversified Financial
                                                 Services -- 0.6%
         54,200       7.88            BB+/Ba2    Citigroup Capital XIII, Floating Rate
                                                 Note, 10/30/40                                 $   1,503,508
         63,000       7.12             BB+/B1    Citigroup, Inc., Floating Rate
                                                 Note (Perpetual)                                   1,663,200
         27,750       8.12               B/B3    GMAC Capital Trust I, Floating Rate
                                                 Note, 2/15/40                                        757,575
                                                                                                -------------
                                                                                                $   3,924,283
-------------------------------------------------------------------------------------------------------------
                                                 Consumer Finance -- 0.2%
          1,600                          B/B3    Ally Financial, Inc., 7.0% (Perpetual)
                                                 (144A)                                         $   1,588,300
-------------------------------------------------------------------------------------------------------------
                                                 Asset Management & Custody
                                                 Banks -- 0.1%
         29,300       5.90          BBB+/Baa2    State Street Corp., Floating Rate
                                                 Note, 12/31/73                                 $     758,577
-------------------------------------------------------------------------------------------------------------
                                                 Investment Banking & Brokerage -- 0.1%
         18,000       7.12            BB+/Ba3    Morgan Stanley, Floating Rate
                                                 Note (Perpetual)                               $     477,540
                                                                                                -------------
                                                 Total Diversified Financials                   $   6,748,700
-------------------------------------------------------------------------------------------------------------
                                                 INSURANCE -- 0.8%
                                                 Property & Casualty Insurance -- 0.2%
         25,000       5.95           BBB-/Ba1    Aspen Insurance Holdings, Ltd., Floating
                                                 Rate Note (Perpetual)                          $     620,250
         40,000                        BB/Ba1    The Hanover Insurance Group, Inc.,
                                                 6.35%, 3/30/53                                       923,200
                                                                                                -------------
                                                                                                $   1,543,450
-------------------------------------------------------------------------------------------------------------
                                                 Reinsurance -- 0.6%
        224,993       0.00              NR/NR    Altair Re, Floating Rate Note, 4/30/16
                                                 (Cat Bond)                                     $     253,027
      2,400,000       0.00              NR/NR    Altair Re, Floating Rate Note, 6/30/16
                                                 (Cat Bond)                                         2,441,760
          2,500                         NR/NR    Lorenzo Re, Ltd., (Cat Bond)
                                                 (Perpetual) (c)*                                     300,000
        500,000                         NR/NR    Pangaea Re, 10/1/15 (Cat Bond) (c)                   550,090
                                                                                                -------------
                                                                                                $   3,544,877
                                                                                                -------------
                                                 Total Insurance                                $   5,088,327
-------------------------------------------------------------------------------------------------------------
                                                 REAL ESTATE -- 0.1%
                                                 Diversified REIT -- 0.1%
            400                         A-/A3    Firstar Realty LLC, 8.875% (Perpetual)
                                                 (144A)                                         $     496,750
                                                                                                -------------
                                                 Total Real Estate                              $     496,750
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
                   Rate (b)       Ratings
 Shares            (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 TELECOMMUNICATION
                                                 SERVICES -- 0.0%+
                                                 Integrated Telecommunication
                                                 Services -- 0.0%+
          4,400                     BBB-/Baa3    Qwest Corp., 7.375%, 6/1/51                    $     115,060
                                                                                                -------------
                                                 Total Telecommunication Services               $     115,060
-------------------------------------------------------------------------------------------------------------
                                                 UTILITIES -- 0.1%
                                                 Electric Utilities -- 0.1%
         25,000                       BB+/Ba1    PPL Capital Funding, Inc., 5.9%, 4/30/73       $     582,500
                                                                                                -------------
                                                 Total Utilities                                $     582,500
-------------------------------------------------------------------------------------------------------------
                                                 TOTAL PREFERRED STOCKS
                                                 (Cost $16,510,765)                             $  16,824,079
-------------------------------------------------------------------------------------------------------------
                                                 CONVERTIBLE PREFERRED
                                                 STOCKS -- 1.1%
                                                 ENERGY -- 0.1%
                                                 Oil & Gas Exploration &
                                                 Production -- 0.1%
          7,500                        CCC/NR    SandRidge Energy, Inc., 7.0% (Perpetual)       $     757,031
                                                                                                -------------
                                                 Total Energy                                   $     757,031
-------------------------------------------------------------------------------------------------------------
                                                 CONSUMER DURABLES &
                                                 APPAREL -- 0.2%
                                                 Home Furnishings -- 0.2%
         13,100                         NR/NR    Sealy Corp., 8.0%, 7/15/16 (PIK)               $   1,038,175
                                                                                                -------------
                                                 Total Consumer Durables & Apparel              $   1,038,175
-------------------------------------------------------------------------------------------------------------
                                                 FOOD, BEVERAGE & TOBACCO -- 0.2%
                                                 Packaged Foods & Meats -- 0.2%
         11,800                         NR/NR    Post Holdings, Inc., 2.5% (Perpetual)
                                                 (144A)                                         $   1,305,375
                                                                                                -------------
                                                 Total Food, Beverage & Tobacco                 $   1,305,375
-------------------------------------------------------------------------------------------------------------
                                                 BANKS -- 0.2%
                                                 Diversified Banks -- 0.2%
          1,050                     BBB+/Baa3    Wells Fargo & Co., 7.5% (Perpetual)            $   1,231,650
                                                                                                -------------
                                                 Total Banks                                    $   1,231,650
-------------------------------------------------------------------------------------------------------------
                                                 DIVERSIFIED FINANCIALS -- 0.4%
                                                 Other Diversified Financial
                                                 Services -- 0.2%
          1,340                       BB+/Ba3    Bank of America Corp., 7.25% (Perpetual)       $   1,533,241
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 23

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
                   Rate (b)       Ratings
 Shares            (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Asset Management & Custody
                                                 Banks -- 0.2%
         18,000                    BB+/NR AMG    Capital Trust II, 5.15%, 10/15/37              $   1,157,625
                                                                                                -------------
                                                 Total Diversified Financials                   $   2,690,866
-------------------------------------------------------------------------------------------------------------
                                                 TOTAL CONVERTIBLE PREFERRED STOCKS
                                                 (Cost $6,624,922)                              $   7,023,097
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
 Principal
 Amount ($)
-------------------------------------------------------------------------------------------------------------
                                                 ASSET BACKED SECURITIES -- 2.8%
                                                 CONSUMER SERVICES -- 0.1%
                                                 Hotels, Resorts & Cruise Lines -- 0.1%
        379,101                         BB/NR    Westgate Resorts 2012-2 LLC, 9.0%,
                                                 1/20/25 (144A)                                 $     389,409
                                                                                                -------------
                                                 Total Consumer Services                        $     389,409
-------------------------------------------------------------------------------------------------------------
                                                 BANKS -- 2.1%
                                                 Thrifts & Mortgage Finance -- 2.1%
      1,275,488                         B+/B3    Accredited Mortgage Loan Trust 2003-3,
                                                 5.21%, 1/25/34 (Step)                          $   1,237,389
        596,109       1.35             A/Baa1    Bayview Commercial Asset Trust, Floating
                                                 Rate Note, 4/25/34 (144A)                            533,735
        377,596       0.46           AA+/Baa3     Bayview Commercial Asset Trust, Floating
                                                 Rate Note, 8/25/35 (144A)                            325,821
        111,548                         B+/B1    Bayview Financial Mortgage Pass-Through
                                                 Trust 2007-B, 6.407%, 8/28/47 (Step)                 111,332
        750,000                         NR/NR    CAM Mortgage Trust 2014-1, 5.5%,
                                                 12/15/53 (Step) (144A)                               747,422
        100,000                         BB/NR    CarNow Auto Receivables Trust 2012-1,
                                                 6.9%, 11/15/16 (144A)                                101,154
         46,856                         BB/B2    Citicorp Residential Mortgage Trust
                                                 Series 2006-1, 5.836%, 7/25/36 (Step)                 46,674
         93,181                        BB-/B1    Citicorp Residential Mortgage Trust
                                                 Series 2006-1, 5.939%, 7/25/36 (Step)                 94,930
        189,000                         CCC/C    Citicorp Residential Mortgage Trust
                                                 Series 2006-2, 5.918%, 9/25/36 (Step)                171,770
      1,900,000                         CCC/C    Citicorp Residential Mortgage Trust
                                                 Series 2006-2, 5.948%, 9/25/36 (Step)                979,735
        100,155                         B-/B2    Citicorp Residential Mortgage Trust
                                                 Series 2007-1, 5.892%, 3/25/37 (Step)                 98,501
        249,947                        NR/Ba3    Conseco Financial Corp., 6.18%, 4/1/30               256,858
         26,180       4.46            BB+/Ba1    Countrywide Asset-Backed Certificates,
                                                 Floating Rate Note, 10/25/35                          26,237
        480,536       0.32            NR/Caa2    Countrywide Asset-Backed Certificates,
                                                 Floating Rate Note, 11/25/36 (144A)                  455,501
        305,936       7.78            NR/Caa2    GE Mortgage Services LLC, Floating
                                                 Rate Note, 3/25/27                                   302,770
        570,000       5.00              NR/NR    GMAT 2013-1 Trust, Floating Rate
                                                 Note, 8/25/53                                        546,225


The accompanying notes are an integral part of these financial statements.

24 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Thrifts & Mortgage Finance -- (continued)
      1,000,000                       BBB-/NR    GS Mortgage Securities Trust 14-NEW,
                                                 3.79%, 1/10/31 (144A)                          $     932,817
        400,000                        BBB/NR    HLSS Servicer Advance Receivables
                                                 Trust, 4.4584%, 1/15/48 (144A)                       404,920
        145,527                       NR/Baa1    Leaf Receivables Funding 8 LLC, 5.5%,
                                                 9/15/20 (144A)                                       142,034
        775,000       5.50           BBB/Baa1    MASTR Specialized Loan Trust, Floating
                                                 Rate Note, 11/25/34 (144A)                           750,981
      1,360,000                        NR/Ba2    Nations Equipment Finance Funding I
                                                 LLC, 5.5%, 5/20/21 (144A)                          1,326,816
        332,512       0.91            BBB/Ba2    NovaStar Mortgage Funding Trust Series
                                                 2003-1, Floating Rate Note, 5/25/33                  308,241
      1,250,000                         NR/NR    Progreso Receivables Funding I LLC,
                                                 4.0%, 7/9/18 (144A)                                1,253,125
      1,062,034                       A+/Baa2    RAMP Series 2004-RZ1 Trust, 4.82%,
                                                 3/25/34 (Step)                                     1,056,359
        107,880       0.31            BB+/Ba1    RAMP Series 2006-RZ3 Trust, Floating
                                                 Rate Note, 8/25/36                                   103,899
        284,315                       CC/Caa2    RASC Series 2003-KS5 Trust, 4.46%,
                                                 7/25/33 (Step)                                       273,117
        250,000       6.55              B-/NR    Security National Mortgage Loan
                                                 Trust 2007-1, Floating Rate Note,
                                                 4/25/37 (144A)                                       245,427
        450,000                         BB/NR    SNAAC Auto Receivables Trust 2013-1,
                                                 4.56%, 4/15/20 (144A)                                455,412
        196,913                          A/NR    STORE Master Funding LLC, 4.16%,
                                                 3/20/43 (144A)                                       198,188
        150,000                         BB/NR    United Auto Credit Securitization
                                                 Trust 2013-1, 4.4%, 4/15/19 (144A)                   150,926
                                                                                                -------------
                                                                                                $  13,638,316
                                                                                                -------------
                                                 Total Banks                                    $  13,638,316
-------------------------------------------------------------------------------------------------------------
                                                 DIVERSIFIED FINANCIALS -- 0.6%
                                                 Other Diversified Financial
                                                 Services -- 0.6%
        399,955                         NR/NR    AXIS Equipment Finance Receivables II
                                                 LLC, 4.94%, 7/20/18 (144A)                     $     399,127
        249,972                         NR/NR    AXIS Equipment Finance Receivables II
                                                 LLC, 6.41%, 10/22/18                                 252,047
         19,936                        BBB/NR    Mid-State Capital Trust 2010-1, 7.0%,
                                                 12/15/45 (144A)                                       20,721
        750,000                         NR/NR    Navitas Equipment Receivables LLC
                                                 2013-1, 5.82%, 6/15/19                               746,660
        268,019                         BB/NR    Sierra Timeshare 2011-3 Receivables
                                                 Funding LLC, 9.31%, 7/20/28 (144A)                   288,356
        500,000                         BB/NR    Springleaf Funding Trust 2013-A,
                                                 5.0%, 9/15/21 (144A)                                 505,000

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 25

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Other Diversified Financial
                                                 Services -- (continued)
        595,000                        BBB/NR    TAL Advantage V LLC, 4.1%, 2/22/39             $     594,190
      1,344,919                         NR/NR    TOPRE_13-LTR, 3.47%, 11/20/28
                                                 (144A)                                             1,345,546
                                                                                                -------------
                                                                                                $   4,151,647
                                                                                                -------------
                                                 Total Diversified Financials                   $   4,151,647
-------------------------------------------------------------------------------------------------------------
                                                 TOTAL ASSET BACKED SECURITIES
                                                 (Cost $18,117,187)                             $  18,179,372
-------------------------------------------------------------------------------------------------------------
                                                 COLLATERALIZED MORTGAGE
                                                 OBLIGATIONS -- 9.9%
                                                 CONSUMER SERVICES -- 0.2%
                                                 Hotels, Resorts & Cruise Lines -- 0.2%
      1,327,000                        BB+/NR    Motel 6 Trust, 4.2743%, 10/5/25 (144A)         $   1,300,489
                                                                                                -------------
                                                 Total Consumer Services                        $   1,300,489
-------------------------------------------------------------------------------------------------------------
                                                 BANKS -- 8.5%
                                                 Thrifts & Mortgage Finance -- 8.5%
        350,000                         NR/NR    A10 Securitization 2013-1 LLC, 4.7%,
                                                 11/15/25 (144A)                                $     347,181
        139,000                         NR/NR    A10 Securitization 2013-1 LLC, 6.41%,
                                                 11/15/25 (144A)                                      137,909
        134,412                       BBB-/B3    Alternative Loan Trust 2004-2CB, 5.75%,
                                                 3/25/34                                              135,911
         53,890       2.33              BB/B2    American Home Mortgage Investment
                                                 Trust 2005-1, Floating Rate Note, 6/25/45             53,351
        142,640       5.72             BBB/NR    Banc of America Merrill Lynch Commercial
                                                 Mortgage, Inc., Floating Rate Note,
                                                 9/10/47 (144A)                                       146,599
         88,543                        CCC/NR    Banc of America Mortgage Trust 2004-2,
                                                 5.5%, 3/25/34                                         83,929
        134,048       2.10             A+/Ba1    Bear Stearns ALT-A Trust 2003-3, Floating
                                                 Rate Note, 10/25/33                                  124,523
        500,000       5.34             BBB/NR    Bear Stearns Commercial Mortgage
                                                 Securities Trust 2004-TOP16, Floating
                                                 Rate Note, 2/13/46 (144A)                            474,141
        100,000       5.21             NR/Ba1    Bear Stearns Commercial Mortgage
                                                  Securities Trust 2005-PWR7, Floating
                                                  Rate Note, 2/11/41                                  101,119
      2,642,507                         BB/NR    Bear Stearns Commercial Mortgage
                                                 Securities Trust 2006-PWR14,
                                                 5.273%, 12/11/38                                   2,630,040
      2,000,000       5.72              NR/B1    Bear Stearns Commercial Mortgage
                                                 Securities Trust 2007-PWR16, Floating
                                                 Rate Note, 6/11/40                                 2,011,766
      2,500,000       5.22            BB+/Ba1    CD 2005-CD1 Commercial Mortgage
                                                 Trust, Floating Rate Note, 7/15/44                 2,511,835

The accompanying notes are an integral part of these financial statements.

26 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Thrifts & Mortgage Finance -- (continued)
         34,966       5.69              B-/NR    CHL Mortgage Pass-Through Trust
                                                 2002-32, Floating Rate Note, 1/25/33           $      35,604
        300,000       5.78            NR/Baa3    Citigroup Commercial Mortgage Trust
                                                 2006-C4, Floating Rate Note, 3/15/49                 310,691
         62,411                       NR/Baa1    Citigroup Mortgage Loan Trust, Inc.,
                                                 6.75%, 8/25/34                                        67,099
        666,077       0.66               A/A2    CNL Commercial Mortgage Loan
                                                 Trust 2003-1, Floating Rate Note,
                                                 5/15/31 (144A)                                       603,713
      1,200,000       5.57             NR/Ba3    COBALT Commercial Mortgage
                                                 Trust 2007-C2, Floating Rate Note,
                                                 4/15/47 (144A)                                     1,205,843
      2,000,000                         NR/B3    COMM 2006-C8 Mortgage Trust,
                                                 5.377%, 12/10/46                                   1,980,490
         36,107       0.34              A+/A1    COMM 2007-FL14 Mortgage Trust,
                                                 Floating Rate Note, 6/15/22 (144A)                    35,793
        100,000       4.86            NR/Baa3    COMM 2012-CCRE2 Mortgage Trust,
                                                 Floating Rate Note, 8/15/45 (144A)                    95,860
        303,000       4.58          BBB-/Baa3    COMM 2012-CCRE4 Mortgage Trust,
                                                 Floating Rate Note, 10/15/45 (144A)                  282,073
      1,400,000       4.50             BB-/NR    COMM 2013-FL3 Mortgage Trust,
                                                 Floating Rate Note, 10/13/28                       1,402,188
      1,600,000       6.03              B-/NR    Commercial Mortgage Trust 2007-GG11,
                                                 Floating Rate Note, 12/10/49                       1,613,486
      1,500,000                        BBB/B1    Credit Suisse First Boston Mortgage
                                                 Securities Corp., 4.877%, 4/15/37                  1,513,611
        358,816                       NR/Caa3    Credit Suisse First Boston Mortgage
                                                 Securities Corp., 4.898%, 3/15/36 (144A)             352,075
      1,511,230                      CCC/Caa1    Credit Suisse First Boston Mortgage
                                                 Securities Corp., 5.5%, 12/25/35                   1,422,707
        100,000       5.14             CCC/B3    Credit Suisse First Boston Mortgage
                                                 Securities Corp., Floating Rate Note,
                                                 10/15/39 (144A)                                       89,417
      2,000,000       3.26             BB-/NR    CSMC Trust 2014-SURF, Floating Rate
                                                 Note, 2/15/29                                      2,003,998
        152,083                         NR/NR    Extended Stay America Trust 2013-ESH
                                                 MZ, 7.625%, 12/5/19 (144A)                           151,899
        350,000       5.17            BBB-/NR    GE Capital Commercial Mortgage Corp.,
                                                 Floating Rate Note, 7/10/45 (144A)                   351,578
        522,790                        CCC/B3    Global Mortgage Securitization, Ltd.,
                                                 5.25%, 11/25/32 (144A)                               458,922
        250,289                      CCC/Caa3    Global Mortgage Securitization, Ltd.,
                                                 5.25%, 11/25/32 (144A)                               211,494
        179,109                      CCC/Caa3    Global Mortgage Securitization, Ltd.,
                                                 5.25%, 4/25/32 (144A)                                141,561

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 27

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Thrifts & Mortgage Finance -- (continued)
        200,000       5.99            BB+/Ba2    GS Mortgage Securities Corp. II
                                                 Commercial Mortgage Pass Through
                                                 Certificates Series 2004-GG2, Floating
                                                 Rate Note, 8/10/38                             $     199,862
        950,000       3.76             NR/Ba2    GS Mortgage Securities Corp. II, Floating
                                                 Rate Note, 11/8/29 (144A)                            964,625
      1,475,000       5.58             BB-/NR    GS Mortgage Securities Trust 2006-GG6,
                                                 Floating Rate Note, 4/10/38                        1,505,294
        110,000       5.64            NR/Baa3    GS Mortgage Securities Trust 2012-GC6,
                                                 Floating Rate Note, 1/10/45 (144A)                   110,929
        205,587                         NR/NR    Homeowner Assistance Program Reverse
                                                 Mortgage Loan Trust 2013-RM1, 4.0%,
                                                 5/26/53 (144A)                                       201,167
      1,400,000                          B/B3    JP Morgan Chase Commercial Mortgage
                                                 Securities Trust 2006-CIBC16, 5.623%,
                                                 5/12/45                                            1,409,240
      1,400,000       5.84             B+/Ba2    JP Morgan Chase Commercial Mortgage
                                                 Securities Trust 2006-LDP7, Floating
                                                 Rate Note, 4/15/45                                 1,435,771
      1,725,000       6.03              B-/NR    JP Morgan Chase Commercial Mortgage
                                                 Securities Trust 2007-LDP12, Floating
                                                 Rate Note, 2/15/51                                 1,695,316
      1,900,000       3.11              BB/NR    JP Morgan Chase Commercial Mortgage
                                                 Securities Trust 2013-FL3, Floating
                                                 Rate Note, 4/15/28 (144A)                          1,895,833
        197,919       2.66            NR/Caa1    JP Morgan Mortgage Trust 2005-A7,
                                                 Floating Rate Note, 10/25/35                         177,422
      1,000,000       5.16              NR/B1    LB-UBS Commercial Mortgage Trust
                                                 2005-C2, Floating Rate Note, 4/15/40               1,012,743
      1,963,990       5.28              BB/NR    LB-UBS Commercial Mortgage Trust
                                                 2006-C1, Floating Rate Note, 2/15/41               2,000,367
        509,535       0.35            BBB+/A3    Lehman Brothers Small Balance
                                                 Commercial Mortgage Trust 2006-3,
                                                 Floating Rate Note, 12/25/36 (144A)                  446,357
        604,919       2.40            BB+/Ba1    MASTR Adjustable Rate Mortgages Trust
                                                 2003-6, Floating Rate Note, 12/25/33                 597,820
        167,889       5.28              B-/B3    MASTR Adjustable Rate Mortgages Trust,
                                                 Floating Rate Note, 1/25/35                          169,607
        102,050                         B-/NR    MASTR Alternative Loan Trust 2004-6,
                                                 6.0%, 7/25/34                                        106,145
        256,908                        D/Caa3    Merrill Lynch Mortgage Investors Trust
                                                 Series 2006-AF1, 5.75%, 8/25/36                      197,566
      1,400,000       5.48             NR/Ba2    ML-CFC Commercial Mortgage Trust
                                                 2006-3, Floating Rate Note, 7/12/46                1,393,623
      1,500,000       5.57              NR/B1    Morgan Stanley Capital I Trust 2007-TOP25,
                                                 Floating Rate Note, 11/12/49                       1,517,475

The accompanying notes are an integral part of these financial statements.

28 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Thrifts & Mortgage Finance -- (continued)
      1,000,000                         BB/NR    New Residential Advance Receivables Trust
                                                 Advance Receivables Backed 2014-VF1,
                                                 3/15/45 (c)                                    $     999,990
        300,000       6.65              NR/NR    New York Mortgage Securitization
                                                 Trust 2012-1, Floating Rate Note,
                                                 12/27/47 (144A)                                      300,000
        300,000       4.41           BBB/Baa3    NorthStar 2012-1 Mortgage Trust, Floating
                                                 Rate Note, 8/25/29 (144A)                            304,261
      1,500,000       5.15            NR/Baa3    NorthStar 2013-1, Floating Rate Note,
                                                 8/25/29 (144A)                                     1,490,156
      1,000,000                         NR/NR    ORES NPL LLC, 6.0%, 3/27/24                          997,278
        214,814                       NR/Baa3    RCMC LLC, 5.62346%, 11/15/44 (144A)                  220,162
        718,627       1.45              B-/B2    RESI Finance LP 2003-D, Floating Rate
                                                 Note, 12/10/35 (144A)                                618,230
        479,370       1.55             B-/Ba3    RESI Finance LP, Floating Rate Note,
                                                 9/10/35 (144A)                                       421,125
        200,000       5.30             BBB/NR    Springleaf Mortgage Loan Trust 2012-3,
                                                 Floating Rate Note, 12/25/59 (144A)                  207,084
        250,000       5.58              BB/NR    Springleaf Mortgage Loan Trust, Floating
                                                 Rate Note, 6/25/58 (144A)                            249,950
         72,867       2.45              A+/NR    Structured Adjustable Rate Mortgage Loan
                                                 Trust, Floating Rate Note, 7/25/34                    72,544
        126,271       1.66             A+/Ba3    Structured Asset Mortgage Investments
                                                 Trust 2003-AR1, Floating Rate Note,
                                                 10/19/33                                             119,517
         17,901                       CC/Caa2    Structured Asset Securities Corp Trust
                                                 2005-15, 6.0%, 8/25/35                                16,768
         30,000                         BB/B1    TimberStar Trust 1, 7.5296%, 10/15/36
                                                 (144A)                                                30,587
      1,000,000                         NR/NR    Vericrest Opportunity Loan Transferee,
                                                 4.75%, 11/25/53 (Step)                               987,188
      2,500,000       4.75              NR/NR    Volt LLC , Series 14-NPL1, Floating Rate
                                                 Note, 10/27/53                                     2,439,062
        304,000       5.66            BB-/Ba3    Wachovia Bank Commercial Mortgage
                                                 Trust Series 2006-C24, Floating Rate
                                                 Note, 3/15/45                                        303,606
      1,500,000       5.63              B+/B3    Wachovia Bank Commercial Mortgage
                                                 Trust Series 2006-C28, Floating Rate
                                                 Note, 10/15/48                                     1,505,193
      1,813,000       5.93              B-/B1    Wachovia Bank Commercial Mortgage
                                                 Trust Series 2007-C34, Floating Rate
                                                 Note, 5/15/46                                      1,839,468
        100,000                        NR/Ba2    Wells Fargo Commercial Mortgage Trust,
                                                 4.0%, 11/15/43 (144A)                                 84,119
      1,500,000       3.65              BB/NR    Wells Fargo Commercial Mortgage Trust,
                                                 Floating Rate Note, 1/15/27                        1,500,000

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 29

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Thrifts & Mortgage Finance -- (continued)
        100,000       5.47            NR/Baa3    WF-RBS Commercial Mortgage
                                                 Trust 2011-C2, Floating Rate Note,
                                                 2/15/44 (144A)                                 $     103,375
         50,000       5.25            NR/Baa1    WFRBS Commercial Mortgage
                                                 Trust 2011-C4, Floating Rate Note,
                                                 6/15/44 (144A)                                        52,334
        200,000       4.36            BBB-/NR    WFRBS Commercial Mortgage
                                                 Trust 2013-C12, Floating Rate Note,
                                                 3/15/48 (144A)                                       180,285
                                                                                                -------------
                                                                                                $  55,167,850
                                                                                                -------------
                                                 Total Banks                                    $  55,167,850
-------------------------------------------------------------------------------------------------------------
                                                 DIVERSIFIED FINANCIALS -- 1.0%
                                                 Other Diversified Financial
                                                 Services -- 1.0%
        113,538       5.44              NR/A2    DBUBS 2011-LC2 Mortgage Trust,
                                                 Floating Rate Note, 7/10/44 (144A)             $     124,322
      1,300,000       5.16              NR/NR    Del Coronado Trust 2013-DEL MZ,
                                                 Floating Rate Note, 3/15/18 (144A)                 1,303,640
      1,900,000       2.91            BBB-/NR     Hilton USA Trust 2013-HLF, Floating
                                                 Rate Note, 11/5/30 (144A)                          1,903,580
         30,610       7.35            B+/Baa3     Morgan Stanley Capital I, Inc., Floating
                                                 Rate Note, 7/15/32 (144A)                             31,730
      1,569,615       4.25              NR/NR    TOPRE_13-LTR, Floating Rate Note,
                                                 11/20/28 (144A)                                    1,571,423
      1,499,408                         NR/NR    VOLT XX LLC, 5.25%, 2/1/39
                                                 (Step) (144A)                                      1,485,161
                                                                                                -------------
                                                                                                $   6,419,856
-------------------------------------------------------------------------------------------------------------
                                                 Specialized Finance -- 0.0%+
        448,197                      BB+/Baa2    Spirit Master Funding LLC, 5.74%,
                                                 3/20/25 (144A)                                 $     459,874
                                                                                                -------------
                                                 Total Diversified Financials                   $   6,879,730
-------------------------------------------------------------------------------------------------------------
                                                 GOVERNMENT -- 0.2%
                                                 Government -- 0.2%
        175,000       4.04              NR/NR    Federal Home Loan Mortgage Corp.,
                                                 Floating Rate Note, 5/25/45 (144A)             $     165,825
        200,000       3.76              NR/NR    FREMF Mortgage Trust 2012-K708,
                                                 Floating Rate Note, 2/25/45 (144A)                   198,217
      1,000,000       3.49              NR/NR    FREMF Mortgage Trust 2013-K28,
                                                 Floating Rate Note, 6/25/46 (144A)                   892,418
        339,114       1.05              NR/NR    Government National Mortgage
                                                 Association, Floating Rate Note, 3/16/53              25,813
                                                                                                -------------
                                                                                                $   1,282,273
                                                                                                -------------
                                                 Total Government                               $   1,282,273
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 TOTAL COLLATERALIZED
                                                 MORTGAGE OBLIGATIONS
                                                 (Cost $64,004,812)                             $  64,630,342
-------------------------------------------------------------------------------------------------------------
                                                 CORPORATE BONDS -- 46.2%
                                                 ENERGY -- 7.8%
                                                 Oil & Gas Drilling -- 1.6%
        900,000                        BB/Ba3    Atwood Oceanics, Inc., 6.5%, 2/1/20            $     967,500
        845,000                          B/B2    Drill Rigs Holdings, Inc., 6.5%,
                                                 10/1/17 (144A)                                       880,912
        965,000                          B/B3    Hercules Offshore, Inc., 6.75%,
                                                 4/1/22 (144A)                                        936,050
        905,000                          B/B3    Hercules Offshore, Inc., 8.75%,
                                                 7/15/21 (144A)                                       981,925
      1,960,000                     CCC+/Caa1    Ocean Rig UDW, Inc., 7.25%,
                                                 4/1/19 (144A)                                      1,957,550
        600,000                         B-/B3    Offshore Group Investment, Ltd.,
                                                 7.5%, 11/1/19                                        639,000
        450,000                         B+/B1    Pacific Drilling SA, 5.375%,
                                                 6/1/20 (144A)                                        446,625
        500,000                         B+/B2    Pioneer Energy Services Corp., 6.125%,
                                                 3/15/22 (144A)                                       508,750
      1,215,000                         B+/B1    Shelf Drilling Holdings, Ltd., 8.625%,
                                                 11/1/18 (144A)                                     1,315,238
      1,030,000                          B/B3    Summit Midstream Holdings LLC,
                                                 7.5%, 7/1/21 (144A)                                1,102,100
        550,000                        BB-/B1    Unit Corp., 6.625%, 5/15/21                          583,000
                                                                                                -------------
                                                                                                $  10,318,650
-------------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Equipment & Services -- 0.2%
        280,000                         B+/B2    Basic Energy Services, Inc., 7.75%,
                                                 10/15/22                                       $     303,800
        385,000                        BB-/B1    Calfrac Holdings LP, 7.5%, 12/1/20
                                                 (144A)                                               404,250
        585,000                        BB-/B1    Key Energy Services, Inc., 6.75%,
                                                 3/1/21                                               614,981
                                                                                                -------------
                                                                                                $   1,323,031
-------------------------------------------------------------------------------------------------------------
                                                 Integrated Oil & Gas -- 0.4%
        990,000                         NR/NR    American Energy -- Utica LLC, 3.5%,
                                                 3/1/21 (144A) (PIK)                            $     999,900
        900,000                     BBB+/Baa1    Petroleos Mexicanos, 3.5%, 7/18/18                   933,750
        950,000                     BBB+/Baa1    Petroleos Mexicanos, 6.375%,
                                                 1/23/45 (144A)                                     1,024,812
                                                                                                -------------
                                                                                                $   2,958,462
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 31

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Exploration &
                                                 Production -- 4.3%
      2,020,000                         B-/B3    Approach Resources, Inc., 7.0%,
                                                 6/15/21                                        $   2,080,600
        470,000                     CCC+/Caa1    Athlon Holdings LP, 7.375%,
                                                 4/15/21 (144A)                                       500,550
        345,000                         B-/B3    Bonanza Creek Energy, Inc., 6.75%,
                                                 4/15/21                                              368,288
        650,000                         B-/B3    Carrizo Oil & Gas, Inc., 7.5%, 9/15/20               715,000
      1,200,000                         B-/B3    Comstock Resources, Inc., 7.75%, 4/1/19            1,278,000
        375,000                       BB+/Ba3    Concho Resources, Inc., 5.5%, 4/1/23                 390,000
      1,360,000                         B+/B3    Energy XXI Gulf Coast, Inc., 7.5%,
                                                 12/15/21 (144A)                                    1,424,600
      1,150,000                         B-/B3    EV Energy Partners LP, 8.0%, 4/15/19               1,190,250
      1,190,000                       CCC+/B3    Gulfport Energy Corp., 7.75%, 11/1/20              1,294,125
        570,000                     CCC+/Caa1    Halcon Resources Corp., 8.875%, 5/15/21              591,375
      1,050,000                     CCC+/Caa1    Halcon Resources Corp., 9.75%, 7/15/20             1,131,375
      1,265,000                       B-/Caa1    Lightstream Resources, Ltd., 8.625%,
                                                 2/1/20 (144A)                                      1,265,000
        900,000                         B+/B1    Linn Energy LLC, 7.0%, 11/1/19 (144A)                938,250
        370,000                       B-/Caa1    Memorial Production Partners LP,
                                                 7.625%, 5/1/21                                       390,350
        400,000                       B-/Caa1    Memorial Production Partners LP,
                                                 7.625%, 5/1/21 (144A)                                422,000
        650,000                     CCC+/Caa1    Midstates Petroleum Co., Inc., 10.75%,
                                                 10/1/20                                              718,250
        800,000                     CCC+/Caa1    Midstates Petroleum Co., Inc., 9.25%,
                                                 6/1/21                                               836,000
        400,000                         NR/NR    National JSC Naftogaz of Ukraine,
                                                 9.5%, 9/30/14                                        378,000
        880,000                       B-/Caa1    Northern Oil and Gas, Inc., 8.0%, 6/1/20             935,000
        500,000                         B+/B2    Oasis Petroleum, Inc., 6.875%,
                                                 3/15/22 (144A)                                       541,250
        600,000                       B-/Caa1    Penn Virginia Corp., 7.25%, 4/15/19                  637,500
        430,000                       B-/Caa1    Penn Virginia Corp., 8.5%, 5/1/20                    478,375
        500,000                        B/Caa1    PetroQuest Energy, Inc., 10.0%, 9/1/17               532,500
        640,000                       B-/Caa1    QR Energy LP, 9.25%, 8/1/20                          684,800
        400,000                        BB/Ba2    Range Resources Corp., 5.0%, 3/15/23                 405,000
      1,345,000                         B-/B3    RKI Exploration & Production LLC,
                                                 8.5%, 8/1/21 (144A)                                1,452,600
        515,000                        BB-/B2    Rosetta Resources, Inc., 5.625%, 5/1/21              526,588
        390,000                       CCC+/B3    Samson Investment Co., 10.5%,
                                                 2/15/20 (144A)                                       425,100
        380,000                         B-/B3    Sanchez Energy Corp., 7.75%,
                                                 6/15/21 (144A)                                       405,650

The accompanying notes are an integral part of these financial statements.

32 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Exploration &
                                                 Production -- (continued)
        700,000                         B-/B2    SandRidge Energy, Inc., 7.5%, 2/15/23          $     742,000
        455,000                       BB-/Ba3    SM Energy Co., 5.0%, 1/15/24 (144A)                  442,488
        150,000                         B-/B3    Stone Energy Corp., 7.5%, 11/15/22                   162,375
      1,950,000                         B+/B3    Swift Energy Co., 7.875%, 3/1/22                   1,950,000
        420,000                     CCC+/Caa1    Talos Production LLC, 9.75%,
                                                 2/15/18 (144A)                                       439,950
CAD     820,000                          B/NR    Trilogy Energy Corp., 7.25%,
                                                 12/13/19 (144A)                                      779,432
        680,000                         BB/B2    Ultra Petroleum Corp., 5.75%,
                                                 12/15/18 (144A)                                      714,000
                                                                                                -------------
                                                                                                $  28,166,621
-------------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Refining & Marketing -- 0.2%
      1,000,000                        BB/Ba3    Murphy Oil USA, Inc., 6.0%,
                                                 8/15/23 (144A)                                 $   1,032,500
-------------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Storage &
                                                 Transportation -- 0.9%
        373,000                      BBB/Baa2    Copano Energy LLC, 7.125%, 4/1/21              $     423,888
      1,550,000       5.85            BB/Baa3    DCP Midstream LLC, Floating Rate Note,
                                                 5/21/43 (144A)                                     1,457,000
        805,000                        BB/Ba3    Gibson Energy, Inc., 6.75%,
                                                 7/15/21 (144A)                                       863,362
NOK   2,000,000       6.84              NR/NR    Golar LNG Partners LP, Floating Rate
                                                 Note, 10/12/17                                       348,231
        425,000                         BB/B2    Penn Virginia Resource Partners LP,
                                                 6.5%, 5/15/21                                        453,688
      1,645,000                       BB+/Ba3    Sabine Pass Liquefaction LLC,
                                                 5.625%, 2/1/21                                     1,696,406
        740,000                        BB/Ba3    Targa Resources Partners LP, 4.25%,
                                                 11/15/23 (144A)                                      686,350
        100,000                     BBB-/Baa3    The Williams Companies, Inc., 7.75%,
                                                 6/15/31                                              112,192
                                                                                                -------------
                                                                                                $   6,041,117
-------------------------------------------------------------------------------------------------------------
                                                 Coal & Consumable Fuels -- 0.2%
        250,000                      CCC/Caa2    James River Coal Co., 7.875%,
                                                 4/1/19 (e)                                     $      32,500
        650,000                       B-/Caa1    Murray Energy Corp., 8.625%,
                                                 6/15/21 (144A)                                       684,125
EURO    300,000                         CC/Ca    New World Resources NV, 7.875%,
                                                 1/15/21 (144A)                                        69,229
        300,000                        BB-/B1    SunCoke Energy Partners LP, 7.375%,
                                                 2/1/20 (144A)                                        320,250
                                                                                                -------------
                                                                                                $   1,106,104
                                                                                                -------------
                                                 Total Energy                                   $  50,946,485
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 33

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 MATERIALS -- 3.8%
                                                 Commodity Chemicals -- 0.7%
        500,000                        BB/Ba3    Axiall Corp., 4.875%, 5/15/23 (144A)           $     490,625
      1,700,000                       CCC+/B3    Hexion US Finance Corp., 8.875%, 2/1/18            1,768,000
      1,050,000                        BB-/B2    Rain CII Carbon LLC, 8.25%,
                                                 1/15/21 (144A)                                     1,081,500
      1,270,000                        BB-/B2    Tronox Finance LLC, 6.375%, 8/15/20                1,304,925
                                                                                                -------------
                                                                                                $   4,645,050
-------------------------------------------------------------------------------------------------------------
                                                 Fertilizers & Agricultural
                                                 Chemicals -- 0.0%+
        200,000                       NR/Baa3    Phosagro OAO via Phosagro Bond
                                                 Funding, Ltd., 4.204%, 2/13/18 (144A)          $     191,000
-------------------------------------------------------------------------------------------------------------
                                                 Specialty Chemicals -- 0.3%
        930,000                        BB-/B1    Chemtura Corp., 5.75%, 7/15/21                 $     964,875
        600,000                         B-/B3    INEOS Group Holdings SA,
                                                 5.875%, 2/15/19                                      612,750
        190,000                          B/B1    Rentech Nitrogen Partners LP, 6.5%,
                                                 4/15/21 (144A)                                       186,200
                                                                                                -------------
                                                                                                $   1,763,825
-------------------------------------------------------------------------------------------------------------
                                                 Construction Materials -- 0.2%
        200,000                         NR/NR    Cemex Finance LLC, 6.0%,
                                                 4/1/24 (144A)                                  $     200,500
        550,000                         B+/NR    Cemex SAB de CV, 5.875%,
                                                 3/25/19 (144A)                                       569,938
        300,000                         B+/NR    Cemex SAB de CV, 7.25%,
                                                 1/15/21 (144A)                                       327,750
                                                                                                -------------
                                                                                                $   1,098,188
-------------------------------------------------------------------------------------------------------------
                                                 Metal & Glass Containers -- 0.5%
        485,000                         B-/B3    AEP Industries, Inc., 8.25%, 4/15/19           $     515,312
        131,581                     CCC+/Caa2    ARD Finance SA, 11.125%, 6/1/18
                                                 (144A) (PIK)                                         144,246
EURO    600,000                     CCC+/Caa1    Ardagh Glass Finance Plc, 8.75%,
                                                 2/1/20 (144A)                                        888,616
        200,000                     CCC+/Caa1    Ardagh Packaging Finance Plc, 6.75%,
                                                 1/31/21 (144A)                                       209,000
EURO    150,000                        B+/Ba3    Ardagh Packaging Finance Plc, 7.375%,
                                                 10/15/17 (144A)                                      219,571
        200,000                     CCC+/Caa2    Beverage Packaging Holdings
                                                 Luxembourg II SA, 5.625%,
                                                 12/15/16 (144A)                                      205,000
        300,000                     CCC+/Caa2    Beverage Packaging Holdings
                                                 Luxembourg II SA, 6.0%,
                                                 6/15/17 (144A)                                       310,500
        425,000                     CCC+/Caa2    Reynolds Group Issuer, Inc.,
                                                 8.25%, 2/15/21                                       463,781

The accompanying notes are an integral part of these financial statements.

34 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Metal & Glass Containers -- (continued)
        330,000                     CCC+/Caa2    Reynolds Group Issuer, Inc., 9.875%,
                                                 8/15/19                                        $     368,775
                                                                                                -------------
                                                                                                $   3,324,801
-------------------------------------------------------------------------------------------------------------
                                                 Paper Packaging -- 0.0%+
        340,000                          B/B3    Packaging Dynamics Corp., 8.75%,
                                                 2/1/16 (144A)                                  $     348,925
-------------------------------------------------------------------------------------------------------------
                                                 Diversified Metals & Mining -- 0.8%
      1,130,000                        BB/Ba3    Amsted Industries, Inc., 5.0%,
                                                 3/15/22 (144A)                                 $   1,135,650
        400,000                       BB-/Ba3    Ausdrill Finance Pty, Ltd., 6.875%,
                                                 11/1/19 (144A)                                       364,000
        500,000                          B/B3    Global Brass & Copper, Inc., 9.5%,
                                                 6/1/19                                               577,500
        400,000                       BB+/Ba1    Gold Fields Orogen Holding BVI, Ltd.,
                                                 4.875%, 10/7/20 (144A)                               346,000
        325,000                        BB-/B1    KGHM International, Ltd., 7.75%,
                                                 6/15/19 (144A)                                       342,875
        100,000                          D/NR    Midwest Vanadium Pty, Ltd., 11.5%,
                                                 2/15/18 (144A) (e)                                    55,000
         45,000                         NR/NR    Mirabela Nickel, Ltd., 3.5%, 6/30/14
                                                 (144A) (PIK) (d)                                      43,875
        400,000                          D/NR    Mirabela Nickel, Ltd., 8.75%, 4/15/18
                                                 (144A) (e)                                            96,000
        500,000                     BBB-/Baa2    MMC Norilsk Nickel OJSC via MMC
                                                 Finance, Ltd., 5.55%, 10/28/20 (144A)                491,250
         50,000                       CCC+/B3    Molycorp, Inc., 10.0%, 6/1/20                         49,500
        265,000                        B/Caa1    Prince Mineral Holding Corp., 11.5%,
                                                 12/15/19 (144A)                                      297,462
        650,000                        BB/Ba3    Vedanta Resources Plc, 6.0%,
                                                 1/31/19 (144A)                                       650,000
        900,000                        BB/Ba3    Vedanta Resources Plc, 8.25%,
                                                 6/7/21 (144A)                                        954,000
                                                                                                -------------
                                                                                                $   5,403,112
-------------------------------------------------------------------------------------------------------------
                                                 Gold -- 0.0%+
        380,000                        BB-/B1    IAMGOLD Corp., 6.75%, 10/1/20 (144A)           $     338,200
-------------------------------------------------------------------------------------------------------------
                                                 Steel -- 0.8%
        730,000                        BB/Ba3    BlueScope Steel Finance, Ltd., 7.125%,
                                                 5/1/18 (144A)                                  $     771,975
        500,000                     CCC+/Caa1    Ferrexpo Finance Plc, 7.875%,
                                                 4/7/16 (144A)                                        480,000
        200,000                      BBB/Baa2    Glencore Funding LLC, 4.125%,
                                                 5/30/23 (144A)                                       191,017
        620,000                       B-/Caa1    JMC Steel Group, Inc., 8.25%,
                                                 3/15/18 (144A)                                       633,950

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 35

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Steel -- (continued)
        400,000                        BB/Ba2    Metalloinvest Finance, Ltd., 5.625%,
                                                 4/17/20 (144A)                                 $     376,000
      1,100,000                       NR/Caa1    Metinvest BV, 8.75%, 2/14/18 (144A)                1,006,500
        490,000                      BBB/Baa3    Reliance Steel & Aluminum Co., 4.5%,
                                                 4/15/23                                              490,555
      1,000,000                       BB+/Ba2    Steel Dynamics, Inc., 5.25%, 4/15/23               1,017,500
                                                                                                -------------
                                                                                                $   4,967,497
-------------------------------------------------------------------------------------------------------------
                                                 Paper Products -- 0.5%
        365,000                        BB/Ba3    Neenah Paper, Inc., 5.25%,
                                                 5/15/21 (144A)                                 $     363,175
      1,610,000                       BB-/Ba3    Resolute Forest Products, Inc., 5.875%,
                                                 5/15/23 (144A)                                     1,569,750
        400,000                        BB/Ba2    Sappi Papier Holding GmbH, 6.625%,
                                                 4/15/21 (144A)                                       415,000
        630,000                       B-/Caa1    Unifrax I LLC, 7.5%, 2/15/19 (144A)                  667,800
                                                                                                -------------
                                                                                                $   3,015,725
                                                                                                -------------
                                                 Total Materials                                $  25,096,323
-------------------------------------------------------------------------------------------------------------
                                                 CAPITAL GOODS -- 3.5%
                                                 Aerospace & Defense -- 0.7%
        825,000                       BB-/Ba3    Bombardier, Inc., 4.75%, 4/15/19               $     825,000
      1,950,000                       BB-/Ba3    Bombardier, Inc., 6.0%, 10/15/22                   1,950,000
        865,000                         BB/B1    DigitalGlobe, Inc., 5.25%, 2/1/21 (144A)             854,188
        650,000                        B+/Ba3    Spirit AeroSystems, Inc., 5.25%,
                                                 3/15/22 (144A)                                       653,250
                                                                                                -------------
                                                                                                $   4,282,438
-------------------------------------------------------------------------------------------------------------
                                                 Building Products -- 0.6%
      1,000,000                        BB-/NR    Gibraltar Industries, Inc., 6.25%, 2/1/21      $   1,066,250
      2,375,000                        BB-/B1    Griffon Corp., 5.25%, 3/1/22 (144A)                2,351,250
        135,000                      BBB-/Ba3    Masco Corp., 7.125%, 3/15/20                         155,925
        600,000       5.75          BBB+/Baa2    Stanley Black & Decker, Inc., Floating
                                                 Rate Note, 12/15/53                                  643,500
                                                                                                -------------
                                                                                                $   4,216,925
-------------------------------------------------------------------------------------------------------------
                                                 Construction & Engineering -- 0.4%
        900,000                          B/B2    Abengoa Finance SAU, 8.875%,
                                                 11/1/17 (144A)                                 $   1,010,250
        150,000                          B/B2    Empresas ICA SAB de CV, 8.375%,
                                                 7/24/17 (144A)                                       150,000
        500,000                          B/B2    Empresas ICA SAB de CV, 8.9%,
                                                 2/4/21 (144A)                                        499,125
        800,000                        BB-/B1    OAS Investments GmbH, 8.25%,
                                                 10/19/19 (144A)                                      804,000
                                                                                                -------------
                                                                                                $   2,463,375
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Electrical Components &
                                                 Equipment -- 0.0%+
        100,000                         B-/B3    WireCo WorldGroup, Inc., 9.5%, 5/15/17         $     103,000
-------------------------------------------------------------------------------------------------------------
                                                 Industrial Conglomerates -- 0.3%
        475,000                          B/B3    Constellation Enterprises LLC, 10.625%,
                                                 2/1/16 (144A)                                  $     413,250
        500,000                         B+/B2    JB Poindexter & Co., Inc., 9.0%,
                                                 4/1/22 (144A)                                        535,000
        450,000                         BB/NR    Magnesita Finance, Ltd., 8.625%
                                                 (Perpetual) (144A)                                   429,188
        400,000                       BB+/Ba1     Turkiye Sise ve Cam Fabrikalari AS,
                                                 4.25%, 5/9/20 (144A)                                 367,000
                                                                                                -------------
                                                                                                $   1,744,438
-------------------------------------------------------------------------------------------------------------
                                                 Construction & Farm Machinery &
                                                 Heavy Trucks -- 0.3%
        400,000                          B/B2    Commercial Vehicle Group, Inc.,
                                                 7.875%, 4/15/19                                $     410,500
        350,000                          A/A3    Cummins, Inc., 5.65%, 3/1/98                         362,943
      1,075,000                       CCC-/B3    Navistar International Corp., 8.25%,
                                                 11/1/21                                            1,096,500
                                                                                                -------------
                                                                                                $   1,869,943
-------------------------------------------------------------------------------------------------------------
                                                 Industrial Machinery -- 0.7%
        400,000                       B-/Caa1    BC Mountain LLC, 7.0%, 2/1/21 (144A)           $     396,000
        220,000                          B/B2    Boart Longyear Management Pty, Ltd.,
                                                 10.0%, 10/1/18 (144A)                                228,800
      1,670,000                     CCC+/Caa2    Boart Longyear Management Pty, Ltd.,
                                                 7.0%, 4/1/21 (144A)                                1,269,200
        275,000                          B/B2    Cleaver-Brooks, Inc., 8.75%, 12/15/19
                                                 (144A)                                               303,875
        855,000                       B-/Caa1    Gardner Denver, Inc., 6.875%, 8/15/21
                                                 (144A)                                               880,650
        400,000                        B/Caa1    Mueller Water Products, Inc., 7.375%,
                                                 6/1/17                                               409,000
        798,000                          B/B3    Xerium Technologies, Inc., 8.875%,
                                                 6/15/18                                              851,865
                                                                                                -------------
                                                                                                $   4,339,390
-------------------------------------------------------------------------------------------------------------
                                                 Trading Companies & Distributors -- 0.5%
        200,000                       BB+/Ba3    Aircastle, Ltd., 6.25%, 12/1/19                $     216,000
      1,345,000                        BB-/B1    Ashtead Capital, Inc., 6.5%,
                                                 7/15/22 (144A)                                     1,462,688
        200,000                        BB+/NR    Aviation Capital Group Corp., 6.75%,
                                                 4/6/21 (144A)                                        220,650
        220,000                          B/B2    Avis Budget Car Rental LLC, 5.5%, 4/1/23             221,650
EURO    150,000                          B/B2    Avis Budget Finance Plc, 6.0%,
                                                 3/1/21 (144A)                                        218,554

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 37

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Trading Companies &
                                                 Distributors -- (continued)
        590,000                         BB/B3    Fly Leasing, Ltd., 6.75%, 12/15/20             $     616,550
        600,000                        BB/Ba3    Rexel SA, 5.25%, 6/15/20 (144A)                      613,500
                                                                                                -------------
                                                                                                $   3,569,592
                                                                                                -------------
                                                 Total Capital Goods                            $  22,589,101
-------------------------------------------------------------------------------------------------------------
                                                 COMMERCIAL SERVICES &
                                                 SUPPLIES -- 0.7%
                                                 Environmental & Facilities
                                                 Services -- 0.3%
        695,000                         B/Ba3    Covanta Holding Corp., 5.875%, 3/1/24          $     705,971
        100,000                       B-/Caa2    Liberty Tire Recycling LLC, 11.0%,
                                                 10/1/16 (144A)                                        97,500
      1,365,000                          B/B3    Safway Group Holding LLC, 7.0%,
                                                 5/15/18 (144A)                                     1,453,725
                                                                                                -------------
                                                                                                $   2,257,196
-------------------------------------------------------------------------------------------------------------
                                                 Diversified Support Services -- 0.2%
        415,000                          B/B1    Iron Mountain, Inc., 5.75%, 8/15/24            $     404,106
      1,025,000                        B/Caa2    NANA Development Corp., 9.5%,
                                                 3/15/19 (144A)                                     1,050,625
                                                                                                -------------
                                                                                                $   1,454,731
-------------------------------------------------------------------------------------------------------------
                                                 Security & Alarm Services -- 0.2%
        930,000                       BB+/Ba2    Allegion US Holding Co, Inc., 5.75%,
                                                 10/1/21 (144A)                                 $     978,825
                                                                                                -------------
                                                 Total Commercial Services & Supplies           $   4,690,752
-------------------------------------------------------------------------------------------------------------
                                                 TRANSPORTATION -- 1.2%
                                                 Airlines -- 0.8%
        500,000                        A/Baa2    Air Canada 2013-1 Class A Pass Through
                                                 Trust, 4.125%, 11/15/26 (144A)                 $     501,250
        500,000                         B+/B2    Air Canada 2013-1 Class C Pass Through
                                                 Trust, 6.625%, 5/15/18 (144A)                        512,490
         11,883                       BB+/Ba2    Continental Airlines 1997-4 Class B Pass
                                                 Through Trust, 6.9%, 1/2/17                           12,261
         49,861                       BB-/Ba1    Continental Airlines 2001-1 Class B Pass
                                                 Through Trust, 7.373%, 12/15/15                       53,102
        400,000                       BBB/Ba2    Delta Air Lines 2010-1 Class B Pass
                                                 Through Trust, 6.375%, 1/2/16 (144A)                 431,000
        900,000                      BBB-/Ba3    Delta Air Lines 2010-2 Class B Pass
                                                 Through Trust, 6.75%, 11/23/15 (144A)                972,000
        540,000                       BBB-/NR    Guanay Finance, Ltd., 6.0%, 12/15/20
                                                 (144A)                                               564,325
        105,000                      BBB+/Ba1    Hawaiian Airlines 2013-1 Class A Pass
                                                 Through Certificates, 3.9%, 1/15/26                  101,456
        825,000                         NR/NR    Intrepid Aviation Group Holdings LLC,
                                                 6.875%, 2/15/19 (144A)                               853,875

The accompanying notes are an integral part of these financial statements.

38 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Airlines -- (continued)
        400,000                        BB+/NR    United Airlines 2014-1 Class B Pass
                                                 Through Trust, 4.75%, 4/11/22                  $     402,000
        475,000                          B/B2    United Continental Holdings, Inc.,
                                                 6.0%, 7/15/26                                        448,875
        400,000                       A-/Baa1    US Airways 2013-1 Class A Pass
                                                 Through Trust, 3.95%, 5/15/27                        403,000
        200,000                        BB/Ba2    US Airways 2013-1 Class B Pass
                                                 Through Trust, 5.375%, 11/15/21                      202,500
                                                                                                -------------
                                                                                                $   5,458,134
-------------------------------------------------------------------------------------------------------------
                                                 Marine -- 0.1%
        560,000                         B+/B3    Navios South American Logistics, Inc.,
                                                 9.25%, 4/15/19                                 $     599,200
-------------------------------------------------------------------------------------------------------------
                                                 Railroads -- 0.1%
        350,000                        BB-/NR    Far East Capital, Ltd. SA, 8.0%,
                                                 5/2/18 (144A)                                  $     285,250
-------------------------------------------------------------------------------------------------------------
                                                 Trucking -- 0.2%
      1,000,000                         B-/B2    Jack Cooper Holdings Corp., 9.25%,
                                                 6/1/20 (144A)                                  $   1,090,000
        325,000                        BBB/A3    Transnet SOC, Ltd., 4.0%,
                                                 7/26/22 (144A)                                       298,841
                                                                                                -------------
                                                                                                $   1,388,841
-------------------------------------------------------------------------------------------------------------
                                                 Airport Services -- 0.0%+
        180,960                     CCC+/Caa1    Aeropuertos Argentina 2000 SA,
                                                 10.75%, 12/1/20 (144A)                         $     179,603
                                                                                                -------------
                                                 Total Transportation                           $   7,911,028
-------------------------------------------------------------------------------------------------------------
                                                 AUTOMOBILES & COMPONENTS -- 1.1%
                                                 Auto Parts & Equipment -- 1.0%
        830,000                        BB+/B2    Dana Holding Corp., 6.0%, 9/15/23              $     864,238
      1,215,000                         BB/B1    Gestamp Funding Luxembourg SA,
                                                 5.625%, 5/31/20 (144A)                             1,260,562
        400,000                        B/Caa1    International Automotive Components
                                                 Group SA, 9.125%, 6/1/18 (144A)                      422,000
        250,000                       BB-/Ba3    LKQ Corp., 4.75%, 5/15/23 (144A)                     236,875
        400,000                         B-/B3    Meritor, Inc., 6.75%, 6/15/21                        423,000
        535,000                          B/B3    Pittsburgh Glass Works LLC, 8.0%,
                                                 11/15/18 (144A)                                      581,812
      1,000,000                       BB-/Ba2    Schaeffler Finance BV, 4.75%,
                                                 5/15/21 (144A)                                     1,022,500
        520,000                          B/B1    Schaeffler Holding Finance BV, 6.875%,
                                                 8/15/18 (144A) (PIK)                                 553,150
      1,050,000                         B+/B2    Stackpole International Intermediate,
                                                 7.75%, 10/15/21 (144A)                             1,124,812
                                                                                                -------------
                                                                                                $   6,488,949
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 39

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------

                                                 Tires & Rubber -- 0.1%
        200,000                        BB-/B2    Cooper Tire & Rubber Co., 8.0%,
                                                 12/15/19                                       $     225,000
        210,000                         B+/B1    The Goodyear Tire & Rubber Co.,
                                                 7.0%, 5/15/22                                        233,100
                                                                                                -------------
                                                                                                $     458,100
-------------------------------------------------------------------------------------------------------------
                                                 Automobile Manufacturers -- 0.0%+
        100,000                          B/B1    Chrysler Group LLC, 8.25%, 6/15/21             $     113,125
                                                                                                -------------
                                                 Total Automobiles & Components                 $   7,060,174
-------------------------------------------------------------------------------------------------------------
                                                 CONSUMER DURABLES &
                                                 APPAREL -- 1.3%
                                                 Home Furnishings -- 0.1%
        400,000                          B/B2    SIWF Merger Sub, Inc., 6.25%,
                                                 6/1/21 (144A)                                  $     416,000
-------------------------------------------------------------------------------------------------------------
                                                 Homebuilding -- 1.1%
        280,000                        BB-/B2    Brookfield Residential Properties, Inc.,
                                                 6.125%, 7/1/22 (144A)                          $     289,100
        500,000                        BB-/B2    Brookfield Residential Properties, Inc.,
                                                 6.5%, 12/15/20 (144A)                                532,500
        905,000                        BB/Ba1    DR Horton, Inc., 5.75%, 8/15/23                      957,038
      1,400,000                          B/B2    KB Home, 7.0%, 12/15/21                            1,506,750
        200,000                          B/B2    KB Home, Inc., 8.0%, 3/15/20                         227,000
      1,175,000                       BB-/Ba3    Lennar Corp., 4.5%, 6/15/19                        1,195,562
        450,000                       BB-/Ba3    Lennar Corp., 4.75%, 11/15/22                        437,625
      1,150,000                      BB+/Baa3    MDC Holdings, Inc., 5.5%, 1/15/24                  1,174,822
      1,000,000                         B+/B2    Standard Pacific Corp., 6.25%, 12/15/21            1,065,000
         95,000                        BB-/B1    The Ryland Group, Inc., 5.375%, 10/1/22               94,288
        200,000                         NR/Ca    Urbi Desarrollos Urbanos SAB de CV,
                                                 1/21/20 (144A) (c) (e)                                22,000
                                                                                                -------------
                                                                                                $   7,501,685
-------------------------------------------------------------------------------------------------------------
                                                 Household Appliances -- 0.1%
        400,000                        BB+/NR    Arcelik AS, 5.0%, 4/3/23 (144A)                $     350,000
-------------------------------------------------------------------------------------------------------------
                                                 Leisure Products -- 0.0%+
EURO    100,000                     CCC+/Caa2    Heckler & Koch GmbH, 9.5%,
                                                 5/15/18 (144A)                                 $     144,675
                                                                                                -------------
                                                 Total Consumer Durables & Apparel              $   8,412,360
-------------------------------------------------------------------------------------------------------------
                                                 CONSUMER SERVICES -- 0.8%
                                                 Casinos & Gaming -- 0.3%
EURO    750,000                         B+/B3    Cirsa Funding Luxembourg SA, 8.75%,
                                                 5/15/18 (144A)                                 $   1,079,772
EURO    300,000       8.25             BB/Ba2    Gtech Spa, Floating Rate Note,
                                                 3/31/66 (144A)                                       448,235

The accompanying notes are an integral part of these financial statements.

40 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Casinos & Gaming -- (continued)
        250,000                         B+/B3    MGM Resorts International, Inc.,
                                                 6.75%, 10/1/20                                 $     277,188
        100,000                          B/B2    Scientific Games International, Inc.,
                                                 9.25%, 6/15/19                                       106,000
        205,000                       BBB-/NR    Wynn Las Vegas LLC, 4.25%,
                                                 5/30/23 (144A)                                       197,312
                                                                                                -------------
                                                                                                $   2,108,507
-------------------------------------------------------------------------------------------------------------
                                                 Hotels, Resorts & Cruise Lines -- 0.1%
        200,000                         B-/B2    Seven Seas Cruises S de RL LLC,
                                                 9.125%, 5/15/19                                $     220,000
        210,000                         B+/B3    Viking Cruises, Ltd., 8.5%,
                                                 10/15/22 (144A)                                      238,350
                                                                                                -------------
                                                                                                $     458,350
-------------------------------------------------------------------------------------------------------------
                                                 Restaurants -- 0.2%
EURO    900,000                        BB-/B3    Elior Finance & Co SCA, 6.5%,
                                                 5/1/20 (144A)                                  $   1,357,723
-------------------------------------------------------------------------------------------------------------
                                                 Specialized Consumer Services -- 0.2%
      1,135,000                       BB-/Ba3    Sotheby's, 5.25%, 10/1/22 (144A)               $   1,109,462
        375,000                         B-/B3    StoneMor Partners LP, 7.875%,
                                                 6/1/21 (144A)                                        385,312
                                                                                                -------------
                                                                                                $   1,494,774
                                                                                                -------------
                                                 Total Consumer Services                        $   5,419,354
-------------------------------------------------------------------------------------------------------------
                                                 MEDIA -- 1.5%
                                                 Advertising -- 0.2%
        600,000                       BB-/Ba2    Lamar Media Corp., 5.375%, 1/15/24             $     615,000
        445,000                         B-/B3    MDC Partners, Inc., 6.75%,
                                                 4/1/20 (144A)                                        468,362
                                                                                                -------------
                                                                                                $   1,083,362
-------------------------------------------------------------------------------------------------------------
                                                 Broadcasting -- 0.4%
        450,000                     CCC+/Caa1    Cumulus Media Holdings, Inc.,
                                                 7.75%, 5/1/19                                  $     479,250
EURO    100,000                         B+/B1    Nara Cable Funding II, Ltd., 8.5%,
                                                 3/1/20 (144A)                                        166,013
      1,325,000                         B+/B2    Quebecor Media, Inc., 5.75%, 1/15/23               1,328,312
        750,000                         B+/B2    Univision Communications, Inc.,
                                                 5.125%, 5/15/23 (144A)                               766,875
                                                                                                -------------
                                                                                                $   2,740,450
-------------------------------------------------------------------------------------------------------------
                                                 Cable & Satellite -- 0.4%
        475,000                        BB-/B1    CCO Holdings LLC, 5.75%, 9/1/23                $     471,438
        100,000                        BB-/B1    CCO Holdings LLC, 6.5%, 4/30/21                      106,000
        850,000                       B-/Caa1    Intelsat Jackson Holdings SA, 6.625%,
                                                 12/15/22 (144A)                                      884,000

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 41

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Cable & Satellite -- (continued)
        250,000                         B+/B3    Intelsat Jackson Holdings SA,
                                                 7.25%, 4/1/19                                  $     268,750
        150,000                         B+/B3    Intelsat Jackson Holdings SA,
                                                 7.5%, 4/1/21                                         164,625
        350,000                       B-/Caa2    Intelsat Luxembourg SA, 7.75%,
                                                 6/1/21 (144A)                                        368,375
        370,000                         BB/B1    Sirius XM Holdings, Inc., 4.625%,
                                                 5/15/23 (144A)                                       348,725
        200,000                         BB/B1    Sirius XM Holdings, Inc., 5.25%,
                                                 8/15/22 (144A)                                       206,000
                                                                                                -------------
                                                                                                $   2,817,913
-------------------------------------------------------------------------------------------------------------
                                                 Movies & Entertainment -- 0.2%
        100,000                     CCC+/Caa1    Production Resource Group, Inc.,
                                                 8.875%, 5/1/19                                 $      79,500
        675,000                         B-/B3    Regal Entertainment Group, 5.75%,
                                                 3/15/22                                              695,250
        470,000                         B-/B3    Regal Entertainment Group, Inc.,
                                                 5.75%, 2/1/25                                        459,425
        171,000                         B+/B1    WMG Acquisition Corp., 6.0%,
                                                 1/15/21 (144A)                                       178,268
                                                                                                -------------
                                                                                                $   1,412,443
-------------------------------------------------------------------------------------------------------------
                                                 Publishing -- 0.3%
      1,620,000                        BB/Ba1    Gannett Co., Inc., 6.375%,
                                                 10/15/23 (144A)                                $   1,719,225
        100,000                         B-/B3    MPL 2 Acquisition Canco, Inc., 9.875%,
                                                 8/15/18 (144A)                                       106,000
                                                                                                -------------
                                                                                                $   1,825,225
                                                                                                -------------
                                                 Total Media                                    $   9,879,393
-------------------------------------------------------------------------------------------------------------
                                                 RETAILING -- 1.0%
                                                 Department Stores -- 0.3%
        775,000                          B/NR    Grupo Famsa SAB de CV, 7.25%,
                                                 6/1/20 (144A)                                  $     784,688
        625,000                     CCC+/Caa2    Neiman Marcus Group, Ltd. LLC,
                                                 8.0%, 10/15/21 (144A)                                686,719
        500,000                     CCC+/Caa2    Neiman Marcus Group, Ltd. LLC,
                                                 8.75%, 10/15/21 (144A) (PIK)                         552,500
                                                                                                -------------
                                                                                                $   2,023,907
-------------------------------------------------------------------------------------------------------------
                                                 Apparel Retail -- 0.1%
        750,000                         B+/B3    Brown Shoe Co., Inc., 7.125%, 5/15/19          $     793,125
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Specialty Stores -- 0.4%
        435,000                       BB-/Ba3    Outerwall, Inc., 6.0%, 3/15/19                 $     454,575
      1,000,000                     CCC+/Caa1    Petco Holdings, Inc., 8.5%,
                                                 10/15/17 (144A) (PIK)                              1,018,770
        600,000                          B/B3    Radio Systems Corp., 8.375%,
                                                 11/1/19 (144A)                                       664,500
                                                                                                -------------
                                                                                                $   2,137,845
-------------------------------------------------------------------------------------------------------------
                                                 Automotive Retail -- 0.2%
      1,325,000                       BB-/Ba3    CST Brands, Inc., 5.0%, 5/1/23                 $   1,301,812
                                                                                                -------------
                                                 Total Retailing                                $   6,256,689
-------------------------------------------------------------------------------------------------------------
                                                 FOOD, BEVERAGE & TOBACCO -- 1.7%
                                                 Distillers & Vintners -- 0.2%
        470,000                       BB+/Ba1    Constellation Brands, Inc., 3.75%, 5/1/21      $     459,425
        485,000                       BB+/Ba1    Constellation Brands, Inc., 4.25%, 5/1/23            474,088
                                                                                                -------------
                                                                                                $     933,513
-------------------------------------------------------------------------------------------------------------
                                                 Soft Drinks -- 0.0%+
        195,000                        BB/Ba2    Central American Bottling Corp.,
                                                 6.75%, 2/9/22 (144A)                           $     204,750
-------------------------------------------------------------------------------------------------------------
                                                 Agricultural Products -- 0.4%
        240,000                        BB/Ba2    Cosan Luxembourg SA, 5.0%,
                                                 3/14/23 (144A)                                 $     225,600
      1,060,000                        BB+/B1    Darling International, Inc., 5.375%,
                                                 1/15/22 (144A)                                     1,089,150
        800,000                          B/B2    Southern States Cooperative, Inc.,
                                                 10.0%, 8/15/21 (144A)                                803,000
        750,000                          B/NR    Tonon Bioenergia SA, 9.25%,
                                                 1/24/20 (144A)                                       678,750
                                                                                                -------------
                                                                                                $   2,796,500
-------------------------------------------------------------------------------------------------------------
                                                 Packaged Foods & Meats -- 0.9%
         75,000                          B/B2    Agrokor dd, 8.875%, 2/1/20 (144A)              $      81,675
        400,000                        BB-/B1    B&G Foods, Inc., 4.625%, 6/1/21                      395,500
        300,000                       BB+/Ba1    Barry Callebaut Services NV, 5.5%,
                                                 6/15/23 (144A)                                       312,342
        250,000                     BBB-/Baa3    BRF SA, 3.95%, 5/22/23 (144A)                        223,125
        928,000                          B/B1    Chiquita Brands International, Inc.,
                                                 7.875%, 2/1/21                                     1,035,880
        430,000                     CCC+/Caa2    Diamond Foods, Inc., 7.0%,
                                                 3/15/19 (144A)                                       445,050
        400,000                     CCC+/Caa1    Dole Food Co., Inc., 7.25%,
                                                 5/1/19 (144A)                                        402,000
        300,000                          B/B3    FAGE Dairy Industry SA, 9.875%,
                                                 2/1/20 (144A)                                        318,750
        700,000                          B/B2    Marfrig Holding Europe BV, 11.25%,
                                                 9/20/21 (144A)                                       750,750

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 43

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Packaged Foods & Meats -- (continued)
        200,000                          B/B2    Marfrig Holding Europe BV, 8.375%,
                                                 5/9/18 (144A)                                  $     199,600
        200,000                          B/B2    Marfrig Holding Europe BV, 9.875%,
                                                 7/24/17 (144A)                                       208,750
        100,000                          B/B2    Marfrig Overseas, Ltd., 9.5%,
                                                 5/4/20 (144A)                                        100,375
        500,000                        CCC/NR    MHP SA, 8.25%, 4/2/20 (144A)                         430,000
        400,000                        BB-/B1    Minerva Luxembourg SA, 7.75%,
                                                 1/31/23 (144A)                                       409,600
        200,000                          B/B1    Post Holdings, Inc., 7.375%, 2/15/22                 215,000
                                                                                                -------------
                                                                                                $   5,528,397
-------------------------------------------------------------------------------------------------------------
                                                 Tobacco -- 0.2%
      1,300,000                       B-/Caa1    Alliance One International, Inc.,
                                                 9.875%, 7/15/21                                $   1,329,250
        175,000                     BBB-/Baa2    Lorillard Tobacco Co., 3.75%, 5/20/23                164,948
                                                                                                -------------
                                                                                                $   1,494,198
                                                                                                -------------
                                                 Total Food, Beverage & Tobacco                 $  10,957,358
-------------------------------------------------------------------------------------------------------------
                                                 HOUSEHOLD & PERSONAL
                                                 PRODUCTS -- 0.3%
                                                 Personal Products -- 0.3%
        255,000                         B+/B2    Albea Beauty Holdings SA, 8.375%,
                                                 11/1/19 (144A)                                 $     276,675
        650,000                     BBB-/Baa3    Avon Products, Inc., 5.0%, 3/15/23                   651,173
        785,000                     CCC+/Caa1    Monitronics International, Inc.,
                                                 9.125%, 4/1/20                                       839,950
                                                                                                -------------
                                                                                                $   1,767,798
                                                                                                -------------
                                                 Total Household & Personal Products            $   1,767,798
-------------------------------------------------------------------------------------------------------------
                                                 HEALTH CARE EQUIPMENT &
                                                 SERVICES -- 1.2%
                                                 Health Care Equipment -- 0.0%+
        142,000                         B+/B2    Physio-Control International, Inc.,
                                                 9.875%, 1/15/19 (144A)                         $     159,395
-------------------------------------------------------------------------------------------------------------
                                                 Health Care Supplies -- 0.1%
        100,000                          B/B3    ConvaTec Healthcare E SA, 10.5%,
                                                 12/15/18 (144A)                                $     111,250
        100,000                       B-/Caa2    Immucor, Inc., 11.125%, 8/15/19                      113,000
                                                                                                -------------
                                                                                                $     224,250
-------------------------------------------------------------------------------------------------------------
                                                 Health Care Services -- 0.2%
      1,050,000                     CCC+/Caa2    BioScrip, Inc., 8.875%, 2/15/21 (144A)         $   1,094,625
        400,000                     CCC+/Caa2    Gentiva Health Services, Inc.,
                                                 11.5%, 9/1/18                                        422,500
                                                                                                -------------
                                                                                                $   1,517,125
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

44 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Health Care Facilities -- 0.6%
        200,000                          B/B3    Capella Healthcare, Inc., 9.25%, 7/1/17        $     212,500
        340,000                         B-/B3    CHS, 6.875%, 2/1/22 (144A)                           355,300
        165,000                         B-/B3    CHS, Inc., 7.125%, 7/15/20                           179,025
      1,075,000                         B-/B3    CHS, Inc., 8.0%, 11/15/19                          1,181,156
        400,000                         B-/B3    Kindred Healthcare, Inc., 6.375%,
                                                 4/15/22 (144A)                                       401,000
        400,000                         B-/B3    Kindred Healthcare, Inc., 8.25%, 6/1/19              428,500
        980,000                        B+/Ba3    Tenet Healthcare Corp., 4.375%, 10/1/21              945,700
                                                                                                -------------
                                                                                                $   3,703,181
-------------------------------------------------------------------------------------------------------------
                                                 Managed Health Care -- 0.2%
      1,365,000                        BB/Ba2    WellCare Health Plans, Inc., 5.75%,
                                                 11/15/20                                       $   1,433,250
-------------------------------------------------------------------------------------------------------------
                                                 Health Care Technology -- 0.1%
        200,000                     CCC+/Caa1    Emdeon, Inc., 11.0%, 12/31/19                  $     231,750
        170,000                          B/B3    IMS Health, Inc., 6.0%, 11/1/20 (144A)               178,925
        175,000                          B/B3    MedAssets, Inc., 8.0%, 11/15/18                      187,250
                                                                                                -------------
                                                                                                $     597,925
                                                                                                -------------
                                                 Total Health Care Equipment & Services         $   7,635,126
-------------------------------------------------------------------------------------------------------------
                                                 PHARMACEUTICALS, BIOTECHNOLOGY
                                                 & LIFE SCIENCES -- 0.8%
                                                 Biotechnology -- 0.1%
        600,000                       B-/Caa2    Lantheus Medical Imaging, Inc.,
                                                 9.75%, 5/15/17                                 $     597,000
-------------------------------------------------------------------------------------------------------------
                                                 Pharmaceuticals -- 0.7%
        375,000                          B/B1    Endo Finance LLC, 5.75%,
                                                 1/15/22 (144A)                                 $     384,375
        645,000                         B+/B1    Grifols Worldwide Operations, Ltd.,
                                                 5.25%, 4/1/22 (144A)                                 659,512
        705,000                     CCC+/Caa2    JLL, 7.5%, 2/1/22 (144A)                             726,150
        610,000                     CCC+/Caa1    Par Pharmaceutical Companies, Inc.,
                                                 7.375%, 10/15/20                                     660,325
      1,855,000                          B/B2    Salix Pharmaceuticals, Ltd., 6.0%,
                                                 1/15/21 (144A)                                     1,980,212
        510,000                          B/B1    Valeant Pharmaceuticals International,
                                                 6.375%, 10/15/20 (144A)                              550,800
                                                                                                -------------
                                                                                                $   4,961,374
                                                                                                -------------
                                                 Total Pharmaceuticals, Biotechnology
                                                 & Life Sciences                                $   5,558,374
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 45

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 BANKS -- 1.7%
                                                 Diversified Banks -- 0.8%
        500,000                       NR/Baa3    Banco de Bogota SA, 5.375%,
                                                 2/19/23 (144A)                                 $     498,125
        250,000                       BBB+/NR    BBVA Banco Continental SA, 5.0%,
                                                 8/26/22 (144A)                                       253,438
        400,000                       NR/Baa2    BBVA Bancomer SA Texas, 6.5%,
                                                 3/10/21 (144A)                                       432,500
        700,000                        BB-/B1    CorpGroup Banking SA, 6.75%,
                                                 3/15/23 (144A)                                       684,250
        525,000                      BBB/Baa2    Intesa Sanpaolo S.p.A., 6.5%,
                                                 2/24/21 (144A)                                       592,082
        500,000                      BBB/Baa2    Macquarie Bank, Ltd., 6.625%,
                                                 4/7/21 (144A)                                        565,704
        250,000                        A/Baa1    Nordea Bank AB, 4.25%, 9/21/22 (144A)                252,222
      1,350,000                         NR/NR    Russian Agricultural Bank OJSC Via
                                                 RSHB Capital SA, 8.5%, 10/16/23 (144A)             1,302,750
        300,000                      BBB-/Ba1    VTB Bank OJSC Via VTB Capital SA,
                                                 6.95%, 10/17/22 (144A)                               298,503
        400,000       7.98          BBB+/Baa3    Wells Fargo & Co., Floating Rate
                                                 Note (Perpetual)                                     454,500
                                                                                                -------------
                                                                                                $   5,334,074
-------------------------------------------------------------------------------------------------------------
                                                 Regional Banks -- 0.7%
        250,000                          A/A2    HSBC Bank USA NA New York NY,
                                                 6.0%, 8/9/17                                   $     282,076
      1,430,000       6.45           BBB/Baa3    M&T Bank Corp., Floating Rate Note
                                                 (Perpetual)                                        1,478,262
      1,200,000       4.45           BBB/Baa3    The PNC Financial Services Group, Inc.,
                                                 Floating Rate Note (Perpetual)                     1,203,600
      1,150,000       6.75           BBB/Baa3    The PNC Financial Services Group, Inc.,
                                                 Floating Rate Note (Perpetual)                     1,253,500
        325,000       4.85           BBB/Baa3    The PNC Financial Services Group, Inc.,
                                                 Floating Rate Note (Perpetual)                       304,688
                                                                                                -------------
                                                                                                $   4,522,126
-------------------------------------------------------------------------------------------------------------
                                                 Thrifts & Mortgage Finance -- 0.2%
        100,000                     BBB-/Baa2    Astoria Financial Corp., 5.0%, 6/19/17         $     107,760
      1,425,000                        B+/Ba3    Provident Funding Associates LP,
                                                 6.75%, 6/15/21 (144A)                              1,425,000
                                                                                                -------------
                                                                                                $   1,532,760
                                                                                                -------------
                                                 Total Banks                                    $  11,388,960
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

46 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 DIVERSIFIED FINANCIALS -- 4.2%
                                                 Other Diversified Financial
                                                 Services -- 1.5%
        300,000       5.20            BB+/Ba3    Bank of America Corp., Floating Rate
                                                 Note (Perpetual)                               $     282,000
        750,000                         A-/NR    Carlyle Holdings II Finance LLC,
                                                 5.625%, 3/30/43 (144A)                               800,262
        350,000       5.35            BB+/Ba3    Citigroup, Inc., Floating Rate Note
                                                 (Perpetual)                                          324,625
        500,000       5.95            BB+/Ba3    Citigroup, Inc., Floating Rate Note
                                                 (Perpetual)                                          488,750
        650,000       7.88              NR/NR    Credit Suisse Group Guernsey I, Ltd.,
                                                 Floating Rate Note, 2/24/41                          705,250
      1,000,000                        BBB/NR    Fixed Income Trust Series 2013-A,
                                                 10/15/97 (Step) (144A) (c) (d)                       582,678
        200,000       7.12           AA-/Baa1    General Electric Capital Corp., Floating
                                                 Rate Note (Perpetual)                                228,000
      1,000,000       5.25           AA-/Baa1    General Electric Capital Corp., Floating
                                                 Rate Note (Perpetual)                                972,700
        200,000                          A/A3    JPMorgan Chase & Co., 4.35%, 8/15/21                 214,379
      1,525,000       5.15            BBB/Ba1    JPMorgan Chase & Co., Floating Rate
                                                 Note (Perpetual)                                   1,429,688
      1,835,000       6.75            BBB/Ba1    JPMorgan Chase & Co., Floating Rate
                                                 Note, 8/29/49                                      1,931,338
      1,150,000                          A/NR    KKR Group Finance Co. II LLC, 5.5%,
                                                 2/1/43 (144A)                                      1,199,700
        100,000       0.00             BBB/NR    Tiers Trust, Floating Rate Note,
                                                 10/15/97 (144A) (d)                                   70,055
        615,000       5.65             BB/Ba1    Voya Financial, Inc., Floating Rate Note,
                                                 5/15/53                                              611,310
                                                                                                -------------
                                                                                                $   9,840,735
-------------------------------------------------------------------------------------------------------------
                                                 Specialized Finance -- 0.7%
        900,000                     BBB+/Baa1    BM&FBovespa SA, 5.5%,
                                                 7/16/20 (144A)                                 $     956,250
        500,000                       BBB-/NR    Cantor Fitzgerald LP, 7.875%,
                                                 10/15/19 (144A)                                      528,600
        200,000                       B-/Caa1    Igloo Holdings Corp., 8.25%,
                                                 12/15/17 (144A) (PIK)                                204,750
      1,220,000                         B+/B2    Nationstar Mortgage LLC, 6.5%, 6/1/22              1,131,550
        825,000                         B+/B2    Nationstar Mortgage LLC, 6.5%, 7/1/21                777,562
        355,000                         B+/B2    Nationstar Mortgage LLC, 6.5%, 8/1/18                356,775
        700,000                          B/B1    Oxford Finance LLC, 7.25%,
                                                 1/15/18 (144A)                                       742,000
                                                                                                -------------
                                                                                                $   4,697,487
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 47

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Consumer Finance -- 0.2%
        125,000                       BB-/Ba2    General Motors Financial Co, Inc.,
                                                 4.25%, 5/15/23                                 $     123,438
        100,000                         NR/NR    Tarjeta Naranja SA, 9.0%, 1/28/17 (144A)              97,997
      1,035,000                         B+/B3    TMX Finance LLC, 8.5%, 9/15/18 (144A)              1,133,325
                                                                                                -------------
                                                                                                $   1,354,760
-------------------------------------------------------------------------------------------------------------
                                                 Asset Management & Custody
                                                 Banks -- 1.0%
        915,000                        BBB/NR    Affiliated Managers Group, Inc.,
                                                 4.25%, 2/15/24                                 $     920,503
        250,000                         A+/NR    Blackstone Holdings Finance Co. LLC,
                                                 4.75%, 2/15/23 (144A)                                265,320
        750,000                         A+/NR    Blackstone Holdings Finance Co. LLC,
                                                 6.25%, 8/15/42 (144A)                                884,086
      2,600,000                         BB/NR    JBS Investment Management, Ltd.,
                                                 7.25%, 4/3/24                                      2,600,000
        500,000                      BBB/Baa1    Legg Mason, Inc., 5.625%, 1/15/44                    513,076
        100,000                       BB+/Ba1    Neuberger Berman Group LLC, 5.625%,
                                                 3/15/20 (144A)                                       105,000
      1,250,000       4.50           BBB/Baa2    The Bank of New York Mellon Corp.,
                                                 Floating Rate Note (Perpetual)                     1,137,500
                                                                                                -------------
                                                                                                $   6,425,485
-------------------------------------------------------------------------------------------------------------
                                                 Investment Banking & Brokerage -- 0.7%
        625,000                     BBB+/Baa3    Bank of America Corp., 6.11%, 1/29/37          $     698,985
        200,000                     BBB+/Baa3    Merrill Lynch & Co., Inc., 7.75%, 5/14/38            263,724
        750,000                     BBB+/Baa3    Morgan Stanley, 4.1%, 5/22/23                        742,397
        250,000                     BBB+/Baa3    Morgan Stanley, 4.875%, 11/1/22                      262,696
        300,000                     BBB+/Baa2    The Goldman Sachs Group, Inc.,
                                                 6.45%, 5/1/36                                        333,040
        225,000                     BBB+/Baa2    The Goldman Sachs Group, Inc.,
                                                 6.75%, 10/1/37                                       257,742
      1,800,000                       BBB-/NR    UBS AG, 7.625%, 8/17/22                            2,111,195
                                                                                                -------------
                                                                                                $   4,669,779
-------------------------------------------------------------------------------------------------------------
                                                 Diversified Capital Markets -- 0.1%
        200,000       7.50             BB-/NR    Credit Suisse Group AG, Floating Rate
                                                 Note (Perpetual) (144A)                        $     217,250
                                                                                                -------------
                                                 Total Diversified Financials                   $  27,205,496
-------------------------------------------------------------------------------------------------------------
                                                 INSURANCE -- 6.3%
                                                 Insurance Brokers -- 0.2%
        700,000                     BBB-/Baa3    Ironshore Holdings US, Inc., 8.5%,
                                                 5/15/20 (144A)                                 $     816,082
GBP     100,000                         NR/B1    Towergate Finance Plc, 8.5%,
                                                 2/15/18 (144A)                                       177,145

The accompanying notes are an integral part of these financial statements.

48 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Insurance Brokers -- (continued)
        500,000                     CCC+/Caa2    USI, Inc. New York, 7.75%,
                                                 1/15/21 (144A)                                 $     521,250
                                                                                                -------------
                                                                                                $   1,514,477
-------------------------------------------------------------------------------------------------------------
                                                 Life & Health Insurance -- 0.3%
        650,000                        BB/Ba2    CNO Financial Group, Inc., 6.375%,
                                                 10/1/20 (144A)                                 $     692,250
        500,000                        BB-/B1    Fidelity & Guaranty Life Holdings, Inc.,
                                                 6.375%, 4/1/21 (144A)                                532,500
        300,000                      BBB/Baa2    MetLife, Inc., 6.4%, 12/15/66                        316,500
        400,000       5.88          BBB+/Baa2    Prudential Financial, Inc., Floating
                                                 Rate Note, 9/15/42                                   417,500
                                                                                                -------------
                                                                                                $   1,958,750
-------------------------------------------------------------------------------------------------------------
                                                 Multi-line Insurance -- 0.0%+
        250,000                        BBB/A3    AXA SA, 8.6%, 12/15/30                         $     322,500
-------------------------------------------------------------------------------------------------------------
                                                 Property & Casualty Insurance -- 0.5%
GBP     850,000       6.62              NR/NR    Brit Insurance Holdings BV, Floating
                                                 Rate Note, 12/9/30                             $   1,415,037
        250,000                     BBB-/Baa3    Fidelity National Financial, Inc., 5.5%,
                                                 9/1/22                                               266,175
        200,000                       NR/Baa3    First American Financial Corp., 4.3%,
                                                 2/1/23                                               196,040
      1,000,000                     BBB-/Baa2    OneBeacon US Holdings, Inc., 4.6%,
                                                 11/9/22                                            1,000,353
        200,000                       A-/Baa2    QBE Insurance Group, Ltd., 2.4%,
                                                 5/1/18 (144A)                                        195,563
                                                                                                -------------
                                                                                                $   3,073,168
-------------------------------------------------------------------------------------------------------------
                                                 Reinsurance -- 5.3%
      1,500,000       6.38              NR/NR    Aquarius + Investments Plc for Swiss
                                                 Reinsurance Co., Ltd., Floating Rate
                                                 Note, 9/1/24                                   $   1,590,000
        721,000       4.25             BB+/NR    Armor Re, Ltd., Floating Rate Note,
                                                 5/14/14 (Cat Bond) (144A)                            723,235
        250,000       3.44              BB/NR    Atlas IX Capital, Ltd., Floating Rate
                                                 Note, 1/17/19 (Cat Bond) (144A)                      255,800
      1,000,000       4.30             BB+/NR    Blue Danube II, Ltd., Floating Rate
                                                 Note, 5/23/16 (Cat Bond) (144A)                    1,016,800
        250,000       2.55             BB+/NR    Bosphorus 1 Re, Ltd., Floating Rate
                                                 Note, 5/3/16 (Cat Bond) (144A)                       250,125
        500,000       5.31             BB-/NR    Caelus Re, Ltd., Floating Rate Note,
                                                 3/7/16 (Cat Bond) (144A)                             508,050
      1,500,000       6.91              NR/NR    Caelus Re, Ltd., Floating Rate Note,
                                                 4/7/17 (Cat Bond) (144A)                           1,572,600
        250,000      10.31             BB-/NR    Compass Re, Ltd., Floating Rate Note,
                                                 1/8/15 (Cat Bond) (144A)                             256,875

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 49

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Reinsurance -- (continued)
        250,000      11.31              B+/NR    Compass Re, Ltd., Floating Rate
                                                 Note, 1/8/15 (Cat Bond) (144A)                 $     257,925
        250,000       9.05              BB/NR    East Lane Re V, Ltd., Floating Rate
                                                 Note, 3/16/16 (Cat Bond) (144A)                      269,650
        250,000       6.70              BB/NR    East Lane Re, Ltd., Floating Rate
                                                 Note, 3/13/15 (Cat Bond) (144A)                      257,450
        250,000       7.39             BB-/NR    Embarcadero Reinsurance, Ltd., Floating
                                                 Rate Note, 2/13/15 (Cat Bond) (144A)                 256,575
        250,000       6.68             BB-/NR    Embarcadero Reinsurance, Ltd., Floating
                                                 Rate Note, 2/4/16 (Cat Bond) (144A)                  252,500
        350,000       5.03             BB+/NR    Foundation Re III, Ltd., Floating Rate
                                                 Note, 2/25/15 (Cat Bond) (144A)                      356,090
      1,000,000       7.44              NR/NR    Galileo Re, Ltd., Floating Rate Note,
                                                 1/9/19 (Cat Bond) (144A)                           1,039,900
        600,000       0.00              NR/NR    Gator Re, Ltd., Floating Rate Note,
                                                 1/9/17 (Cat Bond) (144A)                             603,180
        750,000       4.05             BB+/NR    Ibis Re II, Ltd., Floating Rate Note,
                                                 6/28/16 (Cat Bond) (144A)                            765,150
      1,875,000       6.94             BB-/NR    Johnston Re, Ltd., Floating Rate Note,
                                                 5/8/14 (Cat Bond) (144A)                           1,880,438
        250,000       7.64             BB-/NR    Johnston Re, Ltd., Floating Rate Note,
                                                 5/8/14 (Cat Bond) (144A)                             250,900
      1,503,871       0.00              NR/NR    Kane SAC Ltd., PI4, Floating Rate Note,
                                                 7/7/16                                             1,503,871
      1,505,000                         NR/NR    Kane SAC Ltd., PI4, Floating Rate Note,
                                                 7/18/16 (c)                                        1,532,240
        500,000       9.75              NR/NR    Loma Reinsurance, Ltd. Bermuda, Floating
                                                 Rate Note, 1/8/18 (Cat Bond) (144A)                  520,000
        500,000       4.05              BB/NR    Longpoint Re, Ltd. III, Floating Rate Note,
                                                 5/18/16 (Cat Bond) (144A)                            509,500
        500,000       0.00              NR/NR    Merna Reinsurance V, Ltd., Floating Rate
                                                 Note, 4/7/17 (Cat Bond) (144A)                       499,850
        500,000                        BBB/NR    Montpelier Re Holdings, Ltd., 4.7%,
                                                 10/15/22                                             507,212
        500,000      12.06               B/NR    Mystic Re, Ltd., Floating Rate Note,
                                                 3/12/15 (Cat Bond) (144A)                            530,550
        250,000       9.06              BB/NR    Mystic Re, Ltd., Floating Rate Note,
                                                 3/12/15 (Cat Bond) (144A)                            260,400
        250,000       8.24             NR/Ba3    Mythen Re, Ltd., Floating Rate Note,
                                                 5/7/15 (Cat Bond) (144A)                             264,300
      1,000,000       8.55              B+/NR    Mythen Re, Ltd., Series 2012-2 Class A,
                                                 Floating Rate Note, 1/5/17 (Cat
                                                 Bond) (144A)                                       1,064,400
        500,000      11.78              B-/NR    Mythen Re, Ltd., Series 2012-2 Class A,
                                                 Floating Rate Note, 11/10/16 (Cat
                                                 Bond) (144A)                                         535,650

The accompanying notes are an integral part of these financial statements.

50 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Reinsurance -- (continued)
        250,000       8.04              NR/NR    Mythen Re, Ltd., Series 2013-1 Class B,
                                                 Floating Rate Note, 7/9/15 (Cat
                                                 Bond) (144A)                                   $     258,875
        500,000       7.31             BB-/NR    Northshore Re, Ltd., Floating Rate Note,
                                                 7/5/16 (Cat Bond) (144A)                             518,800
        750,000       7.56             BB-/NR    Queen Street IV Capital, Ltd., Floating
                                                 Rate Note, 4/9/15 (Cat Bond) (144A)                  773,550
      1,000,000       8.56             BB-/NR    Queen Street V Re, Ltd., Floating Rate
                                                 Note, 4/9/15 (Cat Bond) (144A)                     1,038,200
      1,000,000       8.65               B/NR    Queen Street VII Re, Ltd., Floating Rate
                                                 Note, 4/8/16 (Cat Bond) (144A)                     1,057,500
        600,000       8.80              B+/NR    Residential Reinsurance 2011, Ltd.,
                                                 Floating Rate Note, 12/6/16 (Cat
                                                 Bond) (144A)                                         634,800
      1,250,000       9.06             BB-/NR    Residential Reinsurance 2011, Ltd.,
                                                 Floating Rate Note, 6/6/15 (Cat
                                                 Bond) (144A)                                       1,315,000
        250,000       8.96              NR/NR    Residential Reinsurance 2011, Ltd.,
                                                 Floating Rate Note, 6/6/17 (Cat
                                                 Bond) (144A)                                         261,650
        250,000       5.80              BB/NR    Residential Reinsurance 2012, Ltd.,
                                                 Floating Rate Note, 12/6/16 (Cat
                                                 Bond) (144A)                                         260,550
        800,000       4.55             BB+/NR    Residential Reinsurance 2012, Ltd.,
                                                 Floating Rate Note, 12/6/16 (Cat
                                                 Bond) (144A)                                         828,720
        250,000      12.80              NR/NR    Residential Reinsurance 2012, Ltd.,
                                                 Floating Rate Note, 12/6/16 (Cat
                                                 Bond) (144A)                                         272,650
        250,000       8.05              BB/NR    Residential Reinsurance 2012, Ltd.,
                                                 Floating Rate Note, 6/6/16 (Cat
                                                 Bond) (144A)                                         275,725
        500,000      10.05             BB-/NR    Residential Reinsurance 2012, Ltd.,
                                                 Floating Rate Note, 6/6/16 (Cat
                                                 Bond) (144A)                                         553,900
        250,000      20.05              NR/NR    Residential Reinsurance 2013, Ltd.,
                                                 Floating Rate Note, 12/6/17 (Cat
                                                 Bond) (144A)                                         249,175
        250,000       9.30              B-/NR    Residential Reinsurance 2013, Ltd.,
                                                 Floating Rate Note, 6/6/17 (Cat
                                                 Bond) (144A)                                         260,925
      1,250,000       4.06              BB/NR    Sanders Re, Ltd., Floating Rate Note,
                                                 5/5/17 (Cat Bond) (144A)                           1,265,125
      1,000,000       3.56             BB+/NR    Sanders Re, Ltd., Floating Rate Note,
                                                 5/5/17 (Cat Bond) (144A)                           1,009,600
        250,000                         NR/NR    Sector Re V, Ltd., 12/1/18 (Cat
                                                 Bond) (144A) (c)                                     255,775

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 51

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Reinsurance -- (continued)
            272                         NR/NR    Sector Re V, Ltd., 3/1/18 (Cat
                                                 Bond) (144A) (c)                               $      68,798
        400,000                         NR/NR    Silverton Re, Ltd., 9/16/16 (Cat
                                                 Bond) (144A) (c)                                     415,360
        110,000       7.51            BB+/Ba2    Sirius International Group, Ltd., Floating
                                                 Rate Note (Perpetual) (144A)                         115,481
        500,000      16.30              NR/NR    Successor X, Ltd., Floating Rate Note,
                                                 11/10/15 (Cat Bond) (144A)                           517,350
        250,000      11.28              B-/NR    Successor X, Ltd., Floating Rate Note,
                                                 11/10/15 (Cat Bond) (144A)                           267,975
        500,000       8.53              B+/NR    Tar Heel Re, Ltd., Floating Rate Note,
                                                 5/9/16 (Cat Bond) (144A)                             538,750
        250,000       6.25              NR/NR    Tradewynd Re, Ltd., Floating Rate
                                                 Note, 1/8/15 (Cat Bond) (144A)                       251,325
        200,000                     BBB+/Baa2    Validus Holdings, Ltd., 8.875%, 1/26/40              278,132
        250,000       0.04            BBB-/NR    Vita Capital V, Ltd., Floating Rate
                                                 Note, 1/15/17 (Cat Bond) (144A)                      254,150
        250,000       2.50             BB+/NR    Vitality Re V, Ltd., Floating Rate Note,
                                                 1/7/19 (Cat Bond) (144A)                             252,800
        165,000       5.88              NR/NR    Wilton Re Finance LLC, Floating Rate
                                                 Note, 3/30/33 (144A)                                 164,175
                                                                                                -------------
                                                                                                $  34,306,032
                                                                                                -------------
                                                 Total Insurance                                $  41,174,927
-------------------------------------------------------------------------------------------------------------
                                                 REAL ESTATE -- 0.7%
                                                 Diversified REIT -- 0.2%
        600,000                         B/Ba3    CNL Lifestyle Properties, Inc., 7.25%,
                                                 4/15/19                                        $     630,000
        250,000                      BBB/Baa2    Goodman Funding Pty, Ltd., 6.375%,
                                                 4/15/21 (144A)                                       282,579
        400,000                       NR/Baa2    Trust F, 5.25%, 12/15/24 (144A)                      399,000
                                                                                                -------------
                                                                                                $   1,311,579
-------------------------------------------------------------------------------------------------------------
                                                 Mortgage REIT -- 0.2%
        170,000                         B+/B3    iStar Financial, Inc., 4.875%, 7/1/18          $     174,250
      1,400,000                         NR/NR    NorthStar Realty Finance Corp.,
                                                 3.0%, 9/30/14                                      1,397,480
                                                                                                -------------
                                                                                                $   1,571,730
-------------------------------------------------------------------------------------------------------------
                                                 Office REIT -- 0.0%+
        225,000                     BBB-/Baa3    Corporate Office Properties LP,
                                                 3.6%, 5/15/23                                  $     208,004
-------------------------------------------------------------------------------------------------------------
                                                 Specialized REIT -- 0.2%
        900,000                     BBB-/Baa2    Hospitality Properties Trust,
                                                 5.0%, 8/15/22                                  $     935,874
        150,000                     BBB+/Baa1    Ventas Realty LP, 4.75%, 6/1/21                      161,666
                                                                                                -------------
                                                                                                $   1,097,540
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

52 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Diversified Real Estate Activities -- 0.1%
        340,000                         B+/B1    Alam Synergy Pte, Ltd., 9.0%,
                                                 1/29/19 (144A)                                 $     351,050
                                                                                                -------------
                                                 Total Real Estate                              $   4,539,903
-------------------------------------------------------------------------------------------------------------
                                                 SOFTWARE & SERVICES -- 0.8%
                                                 Internet Software & Services -- 0.4%
      1,150,000                        BB-/B2    Bankrate, Inc., 6.125%, 8/15/18 (144A)         $   1,219,000
         50,000                        BB/Ba3    Equinix, Inc., 7.0%, 7/15/21                          55,750
        705,000                         BB/B1    j2 Global, Inc., 8.0%, 8/1/20                        768,450
        335,000                       BB/Baa3    VeriSign, Inc., 4.625%, 5/1/23                       321,600
                                                                                                -------------
                                                                                                $   2,364,800
-------------------------------------------------------------------------------------------------------------
                                                 IT Consulting & Other Services -- 0.1%
        800,000                        BB-/B3    Entegris, Inc., 6.0%, 4/1/22 (144A)            $     818,000
-------------------------------------------------------------------------------------------------------------
                                                 Data Processing & Outsourced
                                                 Services -- 0.1%
        100,000                       B-/Caa1    First Data Corp., 8.25%, 1/15/21 (144A)        $     108,500
        400,000                        BB/Ba3    WEX, Inc., 4.75%, 2/1/23 (144A)                      376,000
                                                                                                -------------
                                                                                                $     484,500
-------------------------------------------------------------------------------------------------------------
                                                 Home Entertainment Software -- 0.2%
      1,400,000                       BB+/Ba2    Activision Blizzard, Inc., 6.125%,
                                                 9/15/23 (144A)                                 $   1,524,250
                                                                                                -------------
                                                 Total Software & Services                      $   5,191,550
-------------------------------------------------------------------------------------------------------------
                                                 TECHNOLOGY HARDWARE &
                                                 EQUIPMENT -- 1.2%
                                                 Communications Equipment -- 0.4%
        915,000                       BB+/Ba3    Brocade Communications Systems, Inc.,
                                                 4.625%, 1/15/23 (144A)                         $     873,825
        650,000                          B/B3    CommScope Holding Co., Inc., 6.625%,
                                                 6/1/20 (144A) (PIK)                                  687,375
        191,000                         B+/B2    CommScope, Inc., 8.25%,
                                                 1/15/19 (144A)                                       206,758
        765,000                         NR/NR    Emulex Corp., 1.75%, 11/15/18 (144A)                 767,869
        100,000                         B-/B2    ViaSat, Inc., 6.875%, 6/15/20                        107,250
                                                                                                -------------
                                                                                                $   2,643,077
-------------------------------------------------------------------------------------------------------------
                                                 Computer Hardware -- 0.1%
        185,000                        BB/Ba3    NCR Corp., 5.0%, 7/15/22                       $     185,231
        660,000                        BB/Ba3    NCR Corp., 6.375%, 12/15/23 (144A)                   701,250
                                                                                                -------------
                                                                                                $     886,481
-------------------------------------------------------------------------------------------------------------
                                                 Computer Storage & Peripherals -- 0.2%
        885,000                      BBB-/Ba1    Seagate HDD Cayman, 4.75%,
                                                 6/1/23 (144A)                                  $     873,938

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 53

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Computer Storage &
                                                 Peripherals -- (continued)
        200,000                      BBB-/Ba1    Seagate HDD Cayman, 7.0%, 11/1/21              $     223,750
                                                                                                -------------
                                                                                                $   1,097,688
-------------------------------------------------------------------------------------------------------------
                                                 Electronic Equipment
                                                 Manufacturers -- 0.1%
        550,000                         B+/B1    Viasystems, Inc., 7.875%, 5/1/19 (144A)        $     592,625
-------------------------------------------------------------------------------------------------------------
                                                 Electronic Components -- 0.4%
EURO    300,000                        B+/Ba2    Belden, Inc., 5.5%, 4/15/23 (144A)             $     423,023
      1,860,000                        B+/Ba2    Belden, Inc., 5.5%, 9/1/22 (144A)                  1,883,250
                                                                                                -------------
                                                                                                $   2,306,273
-------------------------------------------------------------------------------------------------------------
                                                 Electronic Manufacturing
                                                 Services -- 0.0%+
         85,000                       BB+/Ba1    Flextronics International, Ltd.,
                                                 4.625%, 2/15/20                                $      85,744
        145,000                       BB+/Ba1    Flextronics International, Ltd.,
                                                 5.0%, 2/15/23                                        146,088
                                                                                                -------------
                                                                                                $     231,832
                                                                                                -------------
                                                 Total Technology Hardware & Equipment          $   7,757,976
-------------------------------------------------------------------------------------------------------------
                                                 SEMICONDUCTORS & SEMICONDUCTOR
                                                 EQUIPMENT -- 0.4%
                                                 Semiconductor Equipment -- 0.0%+
        285,000                         BB/B2    Amkor Technology, Inc., 6.375%, 10/1/22        $     295,331
-------------------------------------------------------------------------------------------------------------
                                                 Semiconductors -- 0.4%
      1,095,000                          B/B2    Advanced Micro Devices, Inc., 6.75%,
                                                 3/1/19 (144A)                                  $   1,099,106
        445,000                          B/B2    Advanced Micro Devices, Inc., 7.5%,
                                                 8/15/22                                              440,550
        750,000                       BB-/Ba3    Micron Technology, Inc., 5.875%,
                                                 2/15/22 (144A)                                       785,625
                                                                                                -------------
                                                                                                $   2,325,281
                                                                                                -------------
                                                 Total Semiconductors & Semiconductor
                                                 Equipment                                      $   2,620,612
-------------------------------------------------------------------------------------------------------------
                                                 TELECOMMUNICATION SERVICES -- 2.2%
                                                 Integrated Telecommunication
                                                 Services -- 1.5%
        500,000                        BB/Ba2    CenturyLink, Inc., 6.45%, 6/15/21              $     537,500
        150,000                        BB/Ba2    CenturyLink, Inc., 7.6%, 9/15/39                     142,688
        800,000                        BB/Ba2    CenturyLink, Inc., 7.65%, 3/15/42                    755,000
      1,105,000                          B/B3    Cincinnati Bell, Inc., 8.375%, 10/15/20            1,209,975
        250,000                       BB-/Ba2    Frontier Communications Corp.,
                                                 7.625%, 4/15/24                                      261,250

The accompanying notes are an integral part of these financial statements.

54         Pioneer Dynamic Credit Fund | Annual Report | 3/31/14

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Integrated Telecommunication
                                                 Services -- (continued)
        500,000                       BB-/Ba2    Frontier Communications Corp.,
                                                 8.75%, 4/15/22                                 $     570,625
        200,000                       BB-/Ba2    Frontier Communications Corp.,
                                                 9.0%, 8/15/31                                        204,500
        458,000                         B+/B3    GCI, Inc., 8.625%, 11/15/19                          490,060
        500,000                        NR/Ba3    GTP Acquisition Partners I LLC,
                                                 7.628%, 6/15/16 (144A)                               533,138
        150,000                       BB-/Ba3    MasTec, Inc., 4.875%, 3/15/23                        147,000
        200,000                         A-/A2    Ooredoo International Finance, Ltd.,
                                                 3.875%, 1/31/28 (144A)                               181,500
EURO    200,000                         B+/B1    Telenet Finance III Luxembourg SCA,
                                                 6.625%, 2/15/21 (144A)                               298,548
        100,000                        BB-/B1    tw telecom holdings inc, 5.375%, 10/1/22             102,000
      1,030,000                     BBB+/Baa1    Verizon Communications, Inc., 6.55%,
                                                 9/15/43                                            1,253,443
        500,000                       BB-/Ba3    Virgin Media Secured Finance Plc,
                                                 5.375%, 4/15/21 (144A)                               516,250
      1,305,000                          B/B1    Windstream Corp., 7.5%, 6/1/22                     1,376,775
        850,000                          B/B1    Windstream Corp., 8.125%, 9/1/18                     903,125
                                                                                                -------------
                                                                                                $   9,483,377
-------------------------------------------------------------------------------------------------------------
                                                 Wireless Telecommunication
                                                 Services -- 0.7%
        600,000                        BB-/B1    Altice Financing SA, 6.5%,
                                                 1/15/22 (144A)                                 $     633,000
        100,000                        BB/Ba3    MetroPCS Wireless, Inc., 7.875%, 9/1/18              106,250
      1,725,000                        BB-/B1    Sprint Corp., 7.125%, 6/15/24 (144A)               1,811,250
        490,000                        BB/Ba3    T-Mobile USA, Inc., 6.542%, 4/28/20                  527,362
        555,000                        BB/Ba3    T-Mobile USA, Inc., 6.633%, 4/28/21                  596,625
        300,000                         NR/NR    Unison Ground Lease Funding LLC,
                                                 5.78%, 3/15/20 (144A)                                286,985
        200,000                        BB/Ba3    VimpelCom Holdings BV, 7.5043%,
                                                 3/1/22 (144A)                                        202,720
        400,000                         NR/NR    WCP Issuer llc, 6.657%, 8/15/20 (144A)               420,031
                                                                                                -------------
                                                                                                $   4,584,223
                                                                                                -------------
                                                 Total Telecommunication Services               $  14,067,600
-------------------------------------------------------------------------------------------------------------
                                                 UTILITIES -- 1.9%
                                                 Electric Utilities -- 0.6%
      1,500,000       5.25            BBB+/A3    Electricite de France SA, Floating Rate
                                                 Note (Perpetual) (144A)                        $   1,502,250
        150,000                      BBB/Baa2    Enel Finance International NV,
                                                 5.125%, 10/7/19 (144A)                               164,456

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 55

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Electric Utilities -- (continued)
      1,190,000       8.75            BB+/Ba1    Enel S.p.A., Floating Rate Note,
                                                 9/24/73 (144A)                                 $   1,335,299
        900,000                      BB+/Baa3    Israel Electric Corp, Ltd., 5.625%,
                                                 6/21/18 (144A)                                       949,500
         75,000       6.25          BBB-/Baa1    Southern California Edison Co., Floating
                                                 Rate Note (Perpetual)                                 79,875
                                                                                                -------------
                                                                                                $   4,031,380
-------------------------------------------------------------------------------------------------------------
                                                 Gas Utilities -- 0.4%
        165,000                        NR/Ba2    AmeriGas Finance LLC, 7.0%, 5/20/22            $     180,262
        220,000                          B/B3    LBC Tank Terminals Holding
                                                 Netherlands BV, 6.875%, 5/15/23 (144A)               234,850
      1,450,000                      BB+/Baa3    ONEOK, Inc., 6.875%, 9/30/28                       1,612,813
        300,000                      BBB/Baa2    Transportadora de Gas del Peru SA,
                                                 4.25%, 4/30/28 (144A)                                273,000
                                                                                                -------------
                                                                                                $   2,300,925
-------------------------------------------------------------------------------------------------------------
                                                 Multi-Utilities -- 0.1%
        500,000                       NR/Caa1    DTEK Finance Plc, 7.875%,
                                                 4/4/18 (144A)                                  $     425,000
-------------------------------------------------------------------------------------------------------------
                                                 Independent Power Producers &
                                                 Energy Traders -- 0.8%
        995,000                       BB-/Ba3    AES Corp. Virginia, 4.875%, 5/15/23            $     950,225
        500,000                       BB-/Ba3    AES Corp. Virginia, 5.5%, 3/15/24                    496,250
        100,000                        BB/Ba3    Inkia Energy, Ltd., 8.375%, 4/4/21 (144A)            108,000
      1,000,000                       NR/Baa3    Instituto Costarricense de Electricidad,
                                                 6.375%, 5/15/43 (144A)                               853,750
      1,050,000                         B+/B1    InterGen NV, 7.0%, 6/30/23 (144A)                  1,102,500
        400,000                         B-/B3    Jones Energy Holdings LLC, 6.75%,
                                                 4/1/22 (144A)                                        407,500
        250,000                        BB-/B1    NRG Energy, Inc., 6.25%, 7/15/22 (144A)              257,500
        900,000                        BB-/B1    NRG Energy, Inc., 7.625%, 1/15/18                  1,010,250
         79,000                        BB-/B1    NRG Energy, Inc., 7.625%, 5/15/19                     82,456
        200,000                        BB-/B1    NRG Energy, Inc., 8.25%, 9/1/20                      219,500
                                                                                                -------------
                                                                                                $   5,487,931
                                                                                                -------------
                                                 Total Utilities                                $  12,245,236
-------------------------------------------------------------------------------------------------------------
                                                 GOVERNMENT -- 0.1%
                                                 Government -- 0.1%
        500,000                       BBB-/NR    Brazil Minas SPE via State of Minas
                                                 Gerais, 5.333%, 2/15/28 (144A)                 $     483,750
                                                                                                -------------
                                                 Total Government                               $     483,750
-------------------------------------------------------------------------------------------------------------
                                                 TOTAL CORPORATE BONDS
                                                 (Cost $294,868,465)                            $ 300,856,325
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

56 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 U.S. GOVERNMENT AND
                                                 AGENCY OBLIGATIONS -- 2.0%
      4,300,000                         NR/NR    Fannie Mae Pool, 4.0%, 4/10/14                 $   4,469,312
      3,200,000                         NR/NR    Fannie Mae, 3.5%, 5/12/14                          3,208,000
      1,513,939                         NR/NR    Fannie Mae, 4.5%, 8/1/40                           1,615,413
      1,354,162                         NR/NR    Fannie Mae, 4.5%, 9/1/39                           1,444,931
        961,389                         NR/NR    Fannie Mae, 4.5%, 9/1/40                           1,026,325
      1,062,299                         NR/NR    Federal Home Loan Mortgage Corp.,
                                                 4.5%, 6/1/41                                       1,133,279
-------------------------------------------------------------------------------------------------------------
                                                 TOTAL U.S. GOVERNMENT AND
                                                 AGENCY OBLIGATIONS
                                                 (Cost $12,904,770)                             $  12,897,260
-------------------------------------------------------------------------------------------------------------
                                                 FOREIGN GOVERNMENT
                                                 BONDS -- 0.6%
      1,700,000                       NR/Baa1    Commonwealth of the Bahamas,
                                                 5.75%, 1/16/24 (144A)                          $   1,709,350
        100,000                     CCC+/Caa2    Provincia de Buenos Aires Argentina,
                                                 10.875%, 1/26/21 (144A)                               87,500
      1,100,000                          B/B1    Republic of Ghana, 7.875%,
                                                 8/7/23 (144A)                                      1,009,250
        750,000                         B+/B1    Sri Lanka Government International
                                                 Bond, 6.0%, 1/14/19 (144A)                           784,688
        200,000                      CCC/Caa2    Ukraine Government International
                                                 Bond, 7.5%, 4/17/23 (144A)                           185,000
        200,000                      CCC/Caa2    Ukraine Government International
                                                 Bond, 7.8%, 11/28/22 (144A)                          185,250
-------------------------------------------------------------------------------------------------------------
                                                 TOTAL FOREIGN GOVERNMENT BONDS
                                                 (Cost $4,011,896)                              $   3,961,038
-------------------------------------------------------------------------------------------------------------
                                                 MUNICIPAL BONDS -- 1.8%
                                                 Municipal Airport -- 0.2%
      1,250,000                         NR/NR    City of Charlotte North Carolina,
                                                 5.6%, 7/1/27                                   $   1,249,938
-------------------------------------------------------------------------------------------------------------
                                                 Municipal General -- 0.2%
        500,000                         AA/A2    JobsOhio Beverage System,
                                                 3.985%, 1/1/29                                 $     480,815
         75,000                         AA/A2    JobsOhio Beverage System,
                                                 4.532%, 1/1/35                                        73,032
      1,000,000                       AAA/Aaa    Virginia Resources Authority,
                                                 5.0%, 11/1/42                                      1,081,830
                                                                                                -------------
                                                                                                $   1,635,677
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 57

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Municipal Higher Education -- 0.3%
      1,000,000                       AAA/Aaa    New York State Dormitory Authority,
                                                 5.0%, 10/1/41                                  $   1,085,950
      1,000,000                        AA/Aa2    Private Colleges & Universities Authority,
                                                 5.0%, 10/1/43                                      1,088,290
                                                                                                -------------
                                                                                                $   2,174,240
-------------------------------------------------------------------------------------------------------------
                                                 Municipal Medical -- 0.2%
      1,000,000                         A+/A1    Maine Health & Higher Educational
                                                 Facilities Authority, 5.0%, 7/1/43             $   1,046,670
        100,000                        AA-/A1    Massachusetts Development Finance
                                                 Agency, 5.25%, 4/1/37                                106,561
        150,000                          A/NR    New Hampshire Health and Education
                                                 Facilities Authority Act, 6.5%, 1/1/41               164,541
                                                                                                -------------
                                                                                                $   1,317,772
-------------------------------------------------------------------------------------------------------------
                                                 Municipal Utility District -- 0.1%
      1,000,000                          A/A1    Grays Harbor County Public Utility
                                                  District No 1, 5.0%, 7/1/43                   $   1,040,500
-------------------------------------------------------------------------------------------------------------
                                                 Municipal Pollution -- 0.0%+
        100,000                        BB-/B1    County of York South Carolina,
                                                 5.7%, 1/1/24                                   $     100,022
-------------------------------------------------------------------------------------------------------------
                                                 Municipal School District -- 0.2%
      1,000,000                       AAA/Aaa    Gwinnett County School District,
                                                 5.0%, 2/1/36                                   $   1,115,500
-------------------------------------------------------------------------------------------------------------
                                                 Municipal Transportation -- 0.2%
      1,000,000                       AA-/Aa3    Maine Turnpike Authority, 5.0%, 7/1/42         $   1,072,530
-------------------------------------------------------------------------------------------------------------
                                                 Municipal Water -- 0.2%
      1,000,000                       AA+/Aa1    Massachusetts Water Resources
                                                 Authority, 5.0%, 8/1/37                        $   1,090,950
-------------------------------------------------------------------------------------------------------------
                                                 Municipal Obligation -- 0.2%
      1,000,000                       AA+/Aa1    State of Washington, 5.0%, 6/1/41              $   1,073,320
-------------------------------------------------------------------------------------------------------------
                                                 TOTAL MUNICIPAL BONDS
                                                 (Cost $11,539,957)                             $  11,870,449
-------------------------------------------------------------------------------------------------------------
                                                 SENIOR FLOATING RATE LOAN
                                                 INTERESTS -- 16.3%**
                                                 ENERGY -- 1.3%
                                                 Oil & Gas Drilling -- 0.3%
        995,000       6.00              B+/B1    Drillships Financing Holding, Inc.,
                                                 Tranche B-1 Term Loan, 3/31/21                 $   1,017,594
        396,000       5.75              B-/B3    Offshore Group Investment, Ltd., Term
                                                 Loan, 3/28/19                                        399,795
        545,875       4.50              B+/B1    Pacific Drilling SA, Term Loan, 6/3/18               548,809
                                                                                                -------------
                                                                                                $   1,966,198
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

58 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Integrated Oil & Gas -- 0.3%
      1,150,000       5.25           BB-/Ba3     ExGen Renewables I LLC, Term
                                                 Loan, 2/5/21                                   $   1,168,688
         43,520       4.50          BBB/Baa2     Glenn Pool Oil & Gas Trust, Term Loan,
                                                 5/2/16                                                43,846
        847,875       4.00           BB-/Ba3     Seadrill Operating LP, Initial Term Loan,
                                                 2/14/21                                              846,891
                                                                                                -------------
                                                                                                $   2,059,425
-------------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Exploration &
                                                 Production -- 0.5%
        400,000       5.75            BB-/Ba3    Chesapeake Energy Corp., Term
                                                 Loan, 12/2/17                                  $     409,625
        176,667       3.50             B+/Ba3    EP Energy LLC, Tranche B-3 Loan,
                                                 5/24/18                                              177,025
      1,518,000       8.12              B-/B2    Fieldwood Energy LLC, Closing Date
                                                 Loan (Second Lien), 9/30/20                        1,582,922
        249,374       3.88            BB-/Ba2    Fieldwood Energy LLC, Closing Date
                                                 Loan, 9/25/18                                        250,153
      1,000,000       5.00              B-/B1    Samson Investment Co., Tranche 1 Term
                                                 Loan (Second Lien), 9/25/18                        1,010,375
                                                                                                -------------
                                                                                                $   3,430,100
-------------------------------------------------------------------------------------------------------------
                                                 Coal & Consumable Fuels -- 0.2%
        995,000       5.50             B+/Ba3    Foresight Energy LLC, Term Loan, 8/21/20       $   1,003,913
                                                                                                -------------
                                                 Total Energy                                   $   8,459,636
-------------------------------------------------------------------------------------------------------------
                                                 MATERIALS -- 1.5%
                                                 Commodity Chemicals -- 0.1%
        748,125       5.00              NR/NR    Nexeo Solutions LLC, Term Loan B3,
                                                 9/9/17                                         $     749,995
-------------------------------------------------------------------------------------------------------------
                                                 Diversified Chemicals -- 0.1%
        248,125       3.75             BB/Ba3    Tata Chemicals North America, Inc.,
                                                 Term Loan, 8/7/20                              $     249,521
        267,897       5.00              B+/B2    Univar, Term B Loan, 2/14/17                         267,514
                                                                                                -------------
                                                                                                $     517,035
-------------------------------------------------------------------------------------------------------------
                                                 Specialty Chemicals -- 0.4%
        843,625       4.00             BB-/B1    MacDermid, Inc., Tranche B Term Loan
                                                 (First Lien), 6/7/20                           $     847,668
        691,250       4.00              NR/NR    PQ Corp., 2014 Term Loan, 8/7/17                     693,735
        343,778       3.25             BB-/NR    Taminco Global Chemical Corp., Initial
                                                 Tranche B-3 Dollar Term Loan, 2/15/19                344,208
        172,782       1.00           BBB-/Ba2    WR Grace & Co., Delayed Draw Term
                                                 Loan, 1/23/21                                        172,818
        483,791       3.00           BBB-/Ba2    WR Grace & Co., U.S. Term Loan,
                                                 1/23/21                                              483,892
                                                                                                -------------
                                                                                                $   2,542,321
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 59

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Metal & Glass Containers -- 0.2%
        742,362       4.50               B/B1    BWAY Holding Co., Initial Term Loan,
                                                 8/31/17                                        $     747,581
        741,336       4.25               B/B1    Tank Holding Corp., Initial Term Loan,
                                                 7/9/19                                               742,077
                                                                                                -------------
                                                                                                $   1,489,658
-------------------------------------------------------------------------------------------------------------
                                                 Paper Packaging -- 0.1%
        204,468       7.50              B+/B2    Caraustar Industries, Inc., Term Loan,
                                                 5/1/19                                         $     208,216
        182,407       4.75              B/Ba3    Kleopatra Acquisition Corp., Term B-1
                                                 Loan, 12/21/16                                       184,611
        250,000       0.00              NR/NR    Multi Packaging Solutions, Inc., Initial
                                                 Dollar Tranche B Term, 9/30/20                       251,250
        200,000       4.25              NR/NR    Multi Packaging Solutions, Inc., Term
                                                 Loan B, 9/30/20                                      202,750
                                                                                                -------------
                                                                                                $     846,827
-------------------------------------------------------------------------------------------------------------
                                                 Aluminum -- 0.1%
        548,625       5.50               B/B2    TurboCombustor Technology, Inc., Initial
                                                 Term Loan, 10/18/20                            $     555,483
-------------------------------------------------------------------------------------------------------------
                                                 Diversified Metals & Mining -- 0.1%
        295,885       4.25            BBB-/NR    Fortescue Metals Group Ltd., Bank
                                                 Loan, 6/30/19                                  $     298,520
        152,675       0.00             D/Caa3    Preferred Sands Holding Co. LLC, Term B
                                                 Loan, 12/15/16 (e)                                   121,186
                                                                                                -------------
                                                                                                $     419,706
-------------------------------------------------------------------------------------------------------------
                                                 Steel -- 0.2%
        900,000       0.00              NR/NR    Atkore International, Inc., Term Loan
                                                 (First Lien), 3/27/21                          $     900,282
        123,125       9.25               B/B1    Essar Steel Algoma, Inc., Term Loan,
                                                 9/19/14                                              123,606
        395,059       4.75             BB-/B2    JMC Steel Group, Inc., Term Loan, 4/1/17             399,010
        137,636       4.00            BB+/Ba1    SunCoke Energy, Inc., Tranche B Term
                                                 Loan, 7/26/18                                        137,980
                                                                                                -------------
                                                                                                $   1,560,878
-------------------------------------------------------------------------------------------------------------
                                                 Paper Products -- 0.2%
        992,500       5.83             B+/Ba2    Appvion, Inc., Term Commitment, 6/28/19        $   1,003,045
         29,925       5.25               B/B1    Exopack Holdings SA, USD Term Loan,
                                                 4/14/19                                               30,374
                                                                                                -------------
                                                                                                $   1,033,419
                                                                                                -------------
                                                 Total Materials                                $   9,715,322
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

60 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 CAPITAL GOODS -- 1.6%
                                                 Aerospace & Defense -- 0.5%
        726,165       4.00              B+/B1    Accudyne Industries Borrower SCA,
                                                 Refinancing Term Loan, 12/13/19                $     726,959
        697,704       3.75           BBB-/Ba2    DigitalGlobe, Inc., Term Loan, 1/25/20               699,013
         92,160       6.25             BB-/WR    DynCorp International, Inc., Term Loan,
                                                 7/7/16                                                92,966
        150,245       3.49            B-/Caa1    Hunter Defense Technologies, Inc., Term
                                                 Loan, 8/22/14                                        135,220
        740,625       5.25               B/B2    Sequa Corp., Initial Term Loan, 6/19/17              726,275
        243,147       5.50              B+/B1    The SI Organization, Inc., New Tranche B
                                                 Term Loan, 11/22/16                                  238,791
        297,739       3.75              B/Ba3    TransDigm, Inc., Tranche C Term Loan,
                                                 2/28/20                                              298,297
                                                                                                -------------
                                                                                                $   2,917,521
-------------------------------------------------------------------------------------------------------------
                                                 Building Products -- 0.3%
        498,750       5.50               B/B2    Armacell International GmbH, Term
                                                 Loan B (First Lien), 7/2/20                    $     500,620
        400,000       4.00               B/B2    Interline Brands, Inc., Term Loan (First
                                                 Lien), 3/12/21                                       400,500
        496,233       4.25             BB-/B2    NCI Building Systems, Inc., Tranche B
                                                 Term Loan, 6/24/19                                   498,013
        199,500       5.25             BB-/B2    Norcraft Cos. Inc., Initial Loan, 11/12/20           200,996
        278,600       4.00              B+/B1    The Quikrete Companies, Inc., Initial
                                                 Loan (First Lien), 9/26/20                           279,610
        320,313       4.25              B+/B1    Unifrax Corp., New Term B Loan, 12/31/19             322,393
                                                                                                -------------
                                                                                                $   2,202,132
-------------------------------------------------------------------------------------------------------------
                                                 Construction & Engineering -- 0.1%
        686,313       6.75              B+/B2    International Equipment Solutions LLC,
                                                 Initial Loan, 8/16/19                          $     690,173
-------------------------------------------------------------------------------------------------------------
                                                 Electrical Components &
                                                 Equipment -- 0.1%
        442,125       7.25              NR/NR    Pelican Products, Inc., Repriced Term
                                                 Loan (First Lien), 6/9/18                      $     445,441
         49,250       6.00             B+/Ba2    WireCo WorldGroup, Inc., Term Loan,
                                                 2/15/17                                               49,712
                                                                                                -------------
                                                                                                $     495,153
-------------------------------------------------------------------------------------------------------------
                                                 Industrial Conglomerates -- 0.3%
        986,323       0.00               B/B1    Milacron LLC, Term Loan, 3/12/20               $     988,789
        868,300       4.50              B+/B2    Pro Mach, Inc., Term Loan, 7/6/17                    873,184
                                                                                                -------------
                                                                                                $   1,861,973
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 61

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Construction & Farm Machinery &
                                                 Heavy Trucks -- 0.1%
        120,000       5.75              B/Ba3    Navistar, Inc., Tranche B Term Loan,
                                                 8/17/17                                        $     121,800
        111,336       3.50           BBB-/Ba1    Terex Corp., Term Loan, 4/28/17                      111,963
        608,499       4.01              B+/B2    Waupaca Foundry, Inc., Term Loan,
                                                 6/29/17                                              610,781
                                                                                                -------------
                                                                                                $     844,544
-------------------------------------------------------------------------------------------------------------
                                                 Industrial Machinery -- 0.2%
        647,373       4.25               B/B1    Gardner Denver, Inc., Initial Dollar Term
                                                 Loan, 7/30/20                                  $     647,900
        475,000       4.25             B+/Ba3    Schaeffler AG, Facility C (USD), 1/27/17             477,840
                                                                                                -------------
                                                                                                $   1,125,740
-------------------------------------------------------------------------------------------------------------
                                                 Trading Companies &
                                                 Distributors -- 0.0%+
        165,030       3.75             BB/Ba3    WESCO Distribution, Inc., Tranche B-1
                                                 Loan, 12/12/19                                 $     165,649
                                                                                                -------------
                                                 Total Capital Goods                            $  10,302,885
-------------------------------------------------------------------------------------------------------------
                                                 COMMERCIAL SERVICES &
                                                 SUPPLIES -- 0.7%
                                                 Commercial Printing -- 0.0%+
        121,556       6.25              B+/B2    Cenveo Corp., Term B Loan, 2/13/17             $     123,379
-------------------------------------------------------------------------------------------------------------
                                                 Diversified Commercial & Prof Svc -- 0.1%
        465,362       3.75              NR/NR    Seven Seas Cruises S de RL LLC,
                                                 Term B2 Loan, 12/21/18                         $     466,525
-------------------------------------------------------------------------------------------------------------
                                                 Environmental & Facilities
                                                 Services -- 0.2%
        446,608       3.00           BBB-/Ba1    Progressive Waste Solutions, Ltd., Term B
                                                 Loan, 10/31/19                                 $     447,166
        496,250       5.50              B+/B3    Wastequip LLC, Term Loan, 8/9/19                     498,731
        697,797       4.00              B+/B1    WCA Waste Corp., Term Loan, 3/23/18                  699,891
                                                                                                -------------
                                                                                                $   1,645,788
-------------------------------------------------------------------------------------------------------------
                                                 Diversified Support Services -- 0.0%+
        110,049       0.00              NR/NR    IAP Worldwide Services, Inc., Term Loan
                                                 (First Lien), 12/31/15 (e)                     $      34,482
-------------------------------------------------------------------------------------------------------------
                                                 Security & Alarm Services -- 0.1%
         52,806       4.00              NR/NR    Garda World Security Corp., Term B
                                                 Delayed Draw Loan, 11/8/20                     $      52,938
        206,425       4.00              NR/NR    Garda World Security Corp., Term B
                                                 Loan, 11/1/20                                        206,941
        559,936       4.25              B/Ba3    Monitronics International, Inc., Term B
                                                 Loan, 3/23/18                                        561,162
                                                                                                -------------
                                                                                                $     821,041
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

62 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Human Resource & Employment
                                                 Services -- 0.1%
        367,182       3.50            BB-/Ba2    On Assignment, Inc., Initial Term B Loan,
                                                 5/15/20                                        $     367,029
-------------------------------------------------------------------------------------------------------------
                                                 Research & Consulting Services -- 0.2%
        657,091       3.25              NR/NR    Crown Castle International Corp.,
                                                 Tranche B-2 Term Loan (First Lien),
                                                 1/31/21                                        $     655,818
        496,250       5.25              NR/B1    Sourcehov LLC, Term Loan, 4/30/18                    500,592
                                                                                                -------------
                                                                                                $   1,156,410
                                                                                                -------------
                                                 Total Commercial Services & Supplies           $   4,614,654
-------------------------------------------------------------------------------------------------------------
                                                 TRANSPORTATION -- 0.5%
                                                 Air Freight & Logistics -- 0.1%
        249,480       5.00               B/B2    Air Medical Group Holdings, Inc., B-1
                                                 Term Loan, 6/30/18                             $     250,571
        173,688       6.75              B-/B2    Ozburn-Hessey Holding Co LLC, Term
                                                 Loan, 5/23/19                                        175,316
                                                                                                -------------
                                                                                                $     425,887
-------------------------------------------------------------------------------------------------------------
                                                 Airlines -- 0.3%
        347,375       3.75            BB-/Ba2    American Airlines, Inc., Class B Term
                                                 Loan, 6/27/19                                  $     348,967
        172,813       3.50              BB/NR    Delta Air Lines, Inc., 2014 Term B-1
                                                 Loan, 10/18/18                                       173,137
        247,500       3.50            BB-/Ba2    United Airlines, Inc., Class B Term
                                                 Loan, 4/1/19                                         248,242
        618,750       3.50            BB-/Ba2    US Airways, Inc., Tranche B-1 Term
                                                 Loan (Consenting), 5/23/19                           618,944
        531,250       3.00            BB-/Ba2    US Airways, Inc., Tranche B-2 Term
                                                 Loan (Consenting), 11/23/16                          532,777
                                                                                                -------------
                                                                                                $   1,922,067
-------------------------------------------------------------------------------------------------------------
                                                 Marine -- 0.0%+
        398,000       5.25             BB/Ba3    Navios Maritime Partners LP, Term
                                                 Loan, 6/27/18                                  $     404,841
-------------------------------------------------------------------------------------------------------------
                                                 Trucking -- 0.1%
        225,000       5.50              NR/NR    Aegis Toxicology Corp., Tranche B Term
                                                 Loan (First Lien), 2/20/21                     $     225,562
        249,258       4.00             BB/Ba1    Swift Transportation Co. LLC, Tranche B-2
                                                 Term Loan (2013), 12/21/17                           251,875
                                                                                                -------------
                                                                                                $     477,437
                                                                                                -------------
                                                 Total Transportation                           $   3,230,232
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 63

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 AUTOMOBILES & COMPONENTS -- 0.5%
                                                 Auto Parts & Equipment -- 0.5%
        560,793       3.75             B+/Ba3    Allison Transmission, Inc., Term B-3
                                                 Loan, 8/23/19                                  $     562,195
        396,241       5.00              B+/B2    HHI Holdings LLC, Additional Term
                                                 Loan, 10/5/18                                        399,378
        595,112       4.25              NR/NR    Metaldyne LLC, Tranche B Term Loan,
                                                 12/18/18                                             598,274
        127,735       5.50              NR/NR    TI Group Automotive Systems LLC,
                                                 Additional Term Loan, 3/27/19                        128,813
        471,323       3.75             BB/Ba2    Tomkins LLC, Term B-2 Loan, 9/29/16                  472,735
        932,962       4.00             BB-/B1    Tower Automotive Holdings USA LLC,
                                                 Refinancing Term Loan, 4/23/20                       932,962
                                                                                                -------------
                                                                                                $   3,094,357
                                                                                                -------------
                                                 Total Automobiles & Components                 $   3,094,357
-------------------------------------------------------------------------------------------------------------
                                                 CONSUMER DURABLES &
                                                 APPAREL -- 0.2%
                                                 Home Furnishings -- 0.0%+
        124,588       3.50             BB/Ba3    Tempur Sealy International, Inc., New
                                                 Term B Loan, 3/18/20                           $     124,599
-------------------------------------------------------------------------------------------------------------
                                                 Housewares & Specialties -- 0.1%
        312,878       3.75             BB/Ba2    Prestige Brands, Inc., Term B-1
                                                 Loan, 1/31/19                                  $     314,755
        187,541       5.50               B/B1    World Kitchen LLC, U.S. Term Loan, 3/4/19            190,120
                                                                                                -------------
                                                                                                $     504,875
-------------------------------------------------------------------------------------------------------------
                                                 Leisure Products -- 0.1%
        400,857       4.00              B+/B1    Bombardier Recreational Products, Inc.,
                                                 Term B Loan, 1/30/19                           $     402,861
-------------------------------------------------------------------------------------------------------------
                                                 Apparel, Accessories & Luxury
                                                 Goods -- 0.0%+
        397,870       5.75               B/B2    Renfro Corp., Tranche B Term Loan,
                                                 1/23/19                                        $     398,368
                                                                                                -------------
                                                 Total Consumer Durables & Apparel              $   1,430,703
-------------------------------------------------------------------------------------------------------------
                                                 CONSUMER SERVICES -- 0.6%
                                                 Casinos & Gaming -- 0.0%+
        266,625       3.50             BB/Ba2    MGM Resorts International, Term B
                                                 Loan, 12/20/19                                 $     266,570
-------------------------------------------------------------------------------------------------------------
                                                 Hotels, Resorts & Cruise Lines -- 0.0%+
        199,495       4.25               B/B1    Sabre GLBL, Inc., Term B Loan, 2/19/19         $     199,806
-------------------------------------------------------------------------------------------------------------
                                                 Leisure Facilities -- 0.0%+
        248,116       3.50            BB+/Ba2    Six Flags Theme Parks, Inc., Tranche B
                                                 Term Loan, 12/20/18                            $     249,548
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

64 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Restaurants -- 0.3%
         76,830       3.75             BB/Ba3    Burger King Corp., Tranche B Term
                                                 Loan (2012), 9/28/19                           $      77,352
        518,321       4.00            BB-/Ba3    Landry's, Inc., B Term Loan, 4/24/18                 522,273
        566,245       4.00              B/Ba3    NPC International, Inc., 12/28/18                    570,138
        752,630       3.25             BB-/B1    Wendy's International, Inc., Term B
                                                 Loan, 5/15/19                                        751,958
                                                                                                -------------
                                                                                                $   1,921,721
-------------------------------------------------------------------------------------------------------------
                                                 Education Services -- 0.2%
        493,750       4.00              B+/B1    Bright Horizons Family Solutions, Inc.,
                                                 Term B Loan, 1/14/20                           $     495,679
        546,324       5.00               B/B1    Laureate Education, Inc., New Series
                                                 2018 Extended Term Loan, 6/16/18                     541,032
                                                                                                -------------
                                                                                                $   1,036,711
-------------------------------------------------------------------------------------------------------------
                                                 Specialized Consumer Services -- 0.1%
        480,000       0.00               B/B1    Allied Security Holdings LLC, Delayed
                                                 Draw Term Loan (First Lien), 2/12/21           $     479,200
                                                                                                -------------
                                                 Total Consumer Services                        $   4,153,556
-------------------------------------------------------------------------------------------------------------
                                                 MEDIA -- 2.1%
                                                 Advertising -- 0.3%
        691,751       4.25              B+/B1    Advantage Sales & Marketing, Inc.,
                                                 2013 Term Loan (First Lien), 12/18/17          $     695,642
        971,364       6.75              B-/B1    Affinion Group, Inc., Tranche B Term
                                                 Loan, 10/9/16                                        959,087
        197,624       4.50               B/B1    Crossmark Holdings, Inc., Term Loan
                                                 (First Lien), 12/20/19                               197,130
                                                                                                -------------
                                                                                                $   1,851,859
-------------------------------------------------------------------------------------------------------------
                                                 Broadcasting -- 0.3%
        275,000       4.50             BB/Ba3    Gray Television, Inc., Initial Term Loan,
                                                 10/11/19                                       $     276,925
        448,000       4.25               B/B2    NEP, Amendment No. 3 Incremental
                                                  Term Loan (First Lien), 1/22/20                     450,427
        237,287       3.25             BB-/B1    Quebecor Media, Inc., Facility B-1
                                                 Tranche, 8/17/20                                     235,507
        474,274       3.50             B+/Ba3    TWCC Holding Corp., Term Loan, 2/13/17               466,567
        519,625       4.00              B+/NR    Univision Communications, Inc.,
                                                 Replacement First-Lien Term Loan, 3/1/20             520,112
                                                                                                -------------
                                                                                                $   1,949,538
-------------------------------------------------------------------------------------------------------------
                                                 Cable & Satellite -- 0.7%
        395,960       3.50            BB-/Ba2    Cequel Communications LLC, Term
                                                 Loan, 2/14/19                                  $     396,701
        496,250       3.00           BB+/Baa3    Charter Communications Operating LLC,
                                                 Term F Loan, 1/1/21                                  492,776

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 65

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Cable & Satellite -- (continued)
        289,851       3.75             BB/Ba3    Intelsat Jackson Holdings SA,
                                                 Tranche B-2 Term Loan, 6/30/19                 $     290,937
        609,196       3.50             BB/Ba3    Telesat Canada, U.S. Term B Loan,
                                                 3/28/19                                              610,149
        790,000       3.50             NR/Ba3    Virgin Media Investment Holdings, Ltd.,
                                                 New Term B Loan, 2/6/20                              789,111
        617,324       4.75              B/Ba3    WideOpenWest Finance LLC, Term B
                                                 Loan, 4/1/19                                         619,749
        587,872       0.00              NR/NR    Ziggo BV, (USD) Tranche B-3 Term
                                                 Loan, 1/15/22                                        583,142
        554,681       0.00              NR/NR    Ziggo BV, Tranche B-1 Term Loan (First
                                                 Lien), 1/15/22                                       550,217
        357,447       0.00              NR/NR    Ziggo BV, Tranche B-2 Term Loan (First
                                                 Lien), 1/15/22                                       354,570
                                                                                                -------------
                                                                                                $   4,687,352
-------------------------------------------------------------------------------------------------------------
                                                 Movies & Entertainment -- 0.4%
        425,000       6.50               B/B2    Deluxe Entertainment Services Group.,
                                                 Inc., Tranche B Term Loan (First Lien),
                                                 2/26/20                                        $     427,125
        425,860       3.50             BB/Ba3    Live Nation Entertainment, Inc.,
                                                 Term B-1 Loan, 8/17/20                               427,191
        308,080       3.50            BB-/Ba2    Rovi Solutions Corp., Tranche B-3 Term
                                                 Loan, 3/29/19                                        308,265
        297,750       3.50            BB+/Ba1    Seminole Hard Rock Entertainment, Inc.,
                                                 New Term Loan B, 5/14/20                             297,983
        496,250       4.00              B+/B1    US Finco LLC, Term B Loan, 5/30/20                   497,026
        681,575       3.75              B+/B1    WMG Acquisition Corp., Tranche B
                                                 Refinancing Term Loan, 7/1/20                        679,339
                                                                                                -------------
                                                                                                $   2,636,929
-------------------------------------------------------------------------------------------------------------
                                                 Publishing -- 0.4%
        147,000       4.25              NR/B1    Houghton Mifflin Harcourt Publishing
                                                 Co., Term Loan, 5/22/18                        $     147,919
        115,679       3.75            BB-/Ba3    Interactive Data Corp., Refinanced
                                                 Term Loan, 2/11/18                                   115,867
      1,895,250       6.25              NR/NR    McGraw-Hill School Education
                                                 Holdings llc, Term B Loan, 12/18/19                1,910,886
                                                                                                -------------
                                                                                                $   2,174,672
                                                                                                -------------
                                                 Total Media                                    $  13,300,350
-------------------------------------------------------------------------------------------------------------
                                                 RETAILING -- 0.8%
                                                 Department Stores -- 0.1%
        364,088       4.25               B/B2    Neiman Marcus Group, Ltd. LLC, Other
                                                 Term Loan, 10/25/20                            $     365,936
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

66 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Computer & Electronics Retail -- 0.0%+
         92,263      11.00             B/Caa1    Targus Group International, Inc., Term
                                                 Loan, 5/24/16                                  $      77,501
-------------------------------------------------------------------------------------------------------------
                                                 Home Improvement Retail -- 0.1%
        643,872       4.50               B/B2    Apex Tool Group LLC, Term Loan, 2/1/20         $     639,043
        220,995       3.98              B+/WR    The Hillman Companies, Inc., Term
                                                 Loan, 5/28/17                                        222,560
                                                                                                -------------
                                                                                                $     861,603
-------------------------------------------------------------------------------------------------------------
                                                 Specialty Stores -- 0.0%+
        248,125       3.75            BB-/Ba3    Michaels Stores, Inc., Term B Loan,
                                                 1/28/20                                        $     248,812
-------------------------------------------------------------------------------------------------------------
                                                 Automotive Retail -- 0.6%
        543,125       6.25              B+/B1    Arc Automotive Group, Inc., Term
                                                 Loan, 11/15/18                                 $     547,538
      2,025,000       3.25            BB+/Ba1    Chrysler Group LLC, Tranche B Term
                                                 Loan, 12/29/18                                     2,019,034
      1,440,938       5.75              B+/B2    CWGS Group LLC, Term Loan, 2/20/20                 1,451,745
                                                                                                -------------
                                                                                                $   4,018,317
                                                                                                -------------
                                                 Total Retailing                                $   5,572,169
-------------------------------------------------------------------------------------------------------------
                                                 FOOD & STAPLES RETAILING -- 0.4%
                                                 Food Distributors -- 0.2%
        590,000       8.25          CCC+/Caa1    Del Monte Foods Consumer Products,
                                                 Term Loan (Second Lien), 5/26/21               $     588,525
        871,125       4.75              B+/B1    Mill US Acquisition LLC, Term Loan (First
                                                 Lien), 7/3/20                                        877,387
                                                                                                -------------
                                                                                                $   1,465,912
-------------------------------------------------------------------------------------------------------------
                                                 Food Retail -- 0.2%
        548,618       4.25             BB-/NR    Albertsons llc, Term B-1 Loan, 3/21/16         $     552,458
        347,877       4.75             BB-/NR    Albertsons LLC, Term B-2 Loan, 3/21/19               350,921
        316,303       3.50              B+/B1    Big Heart Pet Brands, Initial Term
                                                 Loan, 2/24/20                                        314,869
                                                                                                -------------
                                                                                                $   1,218,248
                                                                                                -------------
                                                 Total Food & Staples Retailing                 $   2,684,160
-------------------------------------------------------------------------------------------------------------
                                                 FOOD, BEVERAGE & TOBACCO -- 0.5%
                                                 Agricultural Products -- 0.2%
      1,272,544       4.50               B/B1    Arysta Lifescience SPC LLC, Initial Term
                                                 Loan (First Lien), 5/29/20                     $   1,278,907
-------------------------------------------------------------------------------------------------------------
                                                 Packaged Foods & Meats -- 0.3%
        475,000       4.25              B-/B2    Diamond Foods, Inc., Loan, 8/12/18             $     477,173
        243,085       6.50              NR/NR    Hearthside Food Solutions LLC, Term
                                                 Loan A, 6/7/18                                       243,693

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 67

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Packaged Foods & Meats -- (continued)
        397,000       3.50             BB/Ba2    HJ Heinz Co., Term B2 Loan, 3/27/20            $     399,705
        680,000       6.75              B-/NR    Hostess Brands, Inc., Term B Loan,
                                                 2/25/20                                              708,050
        198,000       3.25            BB-/Ba3    Pinnacle Foods Finance LLC, New Term
                                                 Loan G, 4/29/20                                      197,346
                                                                                                -------------
                                                                                                $   2,025,967
                                                                                                -------------
                                                 Total Food, Beverage & Tobacco                 $   3,304,874
-------------------------------------------------------------------------------------------------------------
                                                 HOUSEHOLD & PERSONAL
                                                 PRODUCTS -- 0.4%
                                                 Household Products -- 0.0%+
        250,000       4.50               B/B1    Polarpak, Inc., USD Term Loan (U.S.
                                                 Borrower Portion), 6/7/20                      $     250,625
-------------------------------------------------------------------------------------------------------------
                                                 Personal Products -- 0.4%
        600,000       4.25              NR/NR    Atrium Innovations, Inc., Term Loan,
                                                 1/29/21                                        $     599,063
        750,000       3.50            BB-/Ba3    NBTY, Inc., Term B-2 Loan, 10/1/17                   753,094
        934,658       4.00              NR/NR    Party City Holdings, Inc., 2014
                                                 Replacement Term Loan, 7/27/19                       937,106
                                                                                                -------------
                                                                                                $   2,289,263
                                                                                                -------------
                                                 Total Household & Personal Products            $   2,539,888
-------------------------------------------------------------------------------------------------------------
                                                 HEALTH CARE EQUIPMENT &
                                                 SERVICES -- 1.4%
                                                 Health Care Equipment -- 0.2%
        925,000       0.00              NR/NR    Accellent, Inc., Initial Term Loan (First
                                                 Lien), 2/21/21                                 $     925,000
        339,937       3.25           BBB-/Ba2    Hologic, Inc., Refinancing Tranche B
                                                 Term Loan, 8/1/19                                    339,087
        394,156       4.00            BB-/Ba3    Kinetic Concepts, Inc., Term DTL-E1
                                                 loan, 5/4/18                                         395,808
                                                                                                -------------
                                                                                                $   1,659,895
-------------------------------------------------------------------------------------------------------------
                                                 Health Care Supplies -- 0.1%
        444,870       5.00             BB-/B1    Immucor, Inc., Term B-2 Loan, 8/19/18          $     447,650
-------------------------------------------------------------------------------------------------------------
                                                 Health Care Services -- 0.6%
        292,369       7.25              NR/B1    BioScrip, Inc., Delayed Draw Term
                                                 Loan, 7/31/20                                  $     294,744
        487,281       7.25             BB-/B1    BioScrip, Inc., Initial Term B Loan, 7/31/20         491,240
         98,750       4.00            BB-/Ba2    DaVita, Inc., Tranche B2 Term Loan, 8/1/19            99,473
        296,191       4.00              B+/B1    Envision Healthcare Corp., Initial Term
                                                 Loan, 5/25/18                                        296,885
      1,246,875       6.50               B/B2    Gentiva Health Services, Inc., Initial
                                                 Term B Loan, 10/10/19                              1,236,485

The accompanying notes are an integral part of these financial statements.

68 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Health Care Services -- (continued)
        133,642       7.50              B-/B2    inVentiv Health, Inc., Consolidated Term
                                                 Loan, 8/4/16                                   $     134,088
        133,714       7.75              B-/B2    inVentiv Health, Inc., Term B-3
                                                 Loan, 5/15/18                                        133,296
         85,610       8.00              NR/WR    Rural, Term Loan, 6/30/18                             81,115
        545,875       4.25               B/B2    Surgical Care Affiliates LLC, Class C
                                                 Incremental Term Loan, 6/29/18                       548,263
        647,373       4.25             NR/Ba3    US Renal Care, Inc., Tranche B-2 Term
                                                 Loan (First Lien), 7/3/19                            647,778
                                                                                                -------------
                                                                                                $   3,963,367
-------------------------------------------------------------------------------------------------------------
                                                 Health Care Facilities -- 0.3%
        347,233       4.25             BB/Ba2    CHS, 2021 Term D Loan, 1/27/21                 $     350,595
        194,044       4.50              B/Ba3    IASIS Healthcare LLC, Term B-2
                                                 Loan, 5/3/18                                         195,044
        492,513       4.25             B+/Ba3    Kindred Healthcare, Inc., Term B-1
                                                 Loan, 6/1/18                                         493,744
        346,629       7.00               B/B3    RegionalCare Hospital Partners, Inc.,
                                                 Term Loan (First Lien 2013), 11/4/18                 344,896
         21,259       3.75              NR/NR    Select Medical Corp., Series E Tranche B
                                                 Term Loan, 6/1/18                                     21,445
        496,250       6.75              B-/B2    Steward Health Care System LLC, Term
                                                 Loan, 4/10/20                                        495,940
                                                                                                -------------
                                                                                                $   1,901,664
-------------------------------------------------------------------------------------------------------------
                                                 Managed Health Care -- 0.0%+
         34,916       9.75              B+/B2    MMM Holdings, Inc., Term Loan, 10/9/17         $      35,177
         25,385       9.75              B+/B2    MSO of Puerto Rico, Inc., MSO Term
                                                 Loan, 12/12/17                                        25,480
                                                                                                -------------
                                                                                                $      60,657
-------------------------------------------------------------------------------------------------------------
                                                 Health Care Technology -- 0.2%
         96,960       4.00             B+/Ba3    ConvaTec, Inc., Dollar Term Loan,
                                                 12/22/16                                       $      97,263
        779,106       3.75            BB-/Ba3    Emdeon, Inc., Term B-2 Loan, 11/2/18                 780,648
        334,959       4.00            BB+/Ba3    MedAssets, Inc., Term B Loan, 12/13/19               336,701
                                                                                                -------------
                                                                                                $   1,214,612
                                                                                                -------------
                                                 Total Health Care Equipment & Services         $   9,247,845
-------------------------------------------------------------------------------------------------------------
                                                 PHARMACEUTICALS, BIOTECHNOLOGY
                                                 & LIFE SCIENCES -- 0.7%
                                                 Biotechnology -- 0.1%
        693,222       3.50            BB+/Ba3    Alkermes, Inc., 2019 Term Loan, 9/25/19        $     694,955
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 69

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Pharmaceuticals -- 0.6%
        894,833       5.00               B/NR    Generic Drug Holdings, Inc., Closing
                                                 Date Term Loan, 8/16/20                        $     904,340
        100,000       0.00              NR/NR    Grifols Worldwide Operations USA, Inc.,
                                                 U.S. Tranche B Term Loam, 4/1/21                     100,062
        339,756       3.25              NR/NR    Jazz Pharmaceuticals, Inc., Tranche 2
                                                 Term Loan, 6/12/18                                   340,500
        450,000       0.00              NR/NR    JLL, Initial Dollar Term Loan, 1/23/21               448,406
        886,107       0.00               B/B1    Par Pharmaceutical Companies, Inc.,
                                                 Term B-2 Loan, 9/28/19                               888,636
        172,813       4.25             BB/Ba1    Salix Pharmaceuticals, Inc., Term Loan,
                                                 12/17/19                                             174,595
        344,750       3.75             BB/Ba1    Valeant Pharmaceuticals International,
                                                 Inc., Series C-2 Tranche B Term Loan,
                                                 12/11/19                                             346,474
        841,407       3.75             BB/Ba1    Valeant Pharmaceuticals International,
                                                 Inc., Series E1 Tranche B Term Loan,
                                                 8/5/20                                               846,445
                                                                                                -------------
                                                                                                $   4,049,458
                                                                                                -------------
                                                 Total Pharmaceuticals, Biotechnology
                                                 & Life Sciences                                $   4,744,413
-------------------------------------------------------------------------------------------------------------
                                                 BANKS -- 0.1%
                                                 Thrifts & Mortgage Finance -- 0.1%
        768,491       5.00              B+/B1    Ocwen Financial Corp., Initial Term
                                                 Loan, 1/15/18                                  $     772,967
                                                                                                -------------
                                                 Total Banks                                    $     772,967
-------------------------------------------------------------------------------------------------------------
                                                 DIVERSIFIED FINANCIALS -- 0.8%
                                                 Other Diversified Financial
                                                 Services -- 0.4%
        753,741       4.50            BBB-/B1    Fly Funding II Sarl, Term Loan, 8/9/18         $     762,692
        327,938       6.00              B+/B1    Harland Clarke Holdings Corp.,
                                                 Tranche B-4 Term Loan, 8/17/19                       330,329
        719,563       5.00               B/B1    Livingston International, Inc., Initial
                                                 Term B-1 Loan (First Lien), 4/18/19                  720,462
        450,000       0.00              NR/NR    SBP Holdings, Ltd., Term Loan (First
                                                 Lien), 3/24/21                                       450,000
         98,939       5.25             BB/Ba3    WorldPay, Facility B2A Term Loan, 8/6/17             100,077
                                                                                                -------------
                                                                                                $   2,363,560
-------------------------------------------------------------------------------------------------------------
                                                 Specialized Finance -- 0.1%
        923,376       4.25               B/B1    Mirror BidCo Corp., New Incremental
                                                 Term Loan, 12/18/19                            $     925,107
-------------------------------------------------------------------------------------------------------------
                                                 Asset Management & Custody
                                                 Banks -- 0.1%
        724,227       5.25               B/B2    National Financial Partners Corp., Term B
                                                 Loan, 7/1/20                                   $     731,469
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

70 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Investment Banking & Brokerage -- 0.2%
        625,277       4.50               B/B2    Duff & Phelps LLC, Initial Term Loan,
                                                 4/23/20                                        $     628,697
        447,750       4.25              NR/NR    Guggenheim Partners Investment
                                                 Management Holdings LLC, Initial Term
                                                 Loan, 7/22/20                                        450,968
                                                                                                -------------
                                                                                                $   1,079,665
                                                                                                -------------
                                                 Total Diversified Financials                   $   5,099,801
-------------------------------------------------------------------------------------------------------------
                                                 INSURANCE -- 0.2%
                                                 Insurance Brokers -- 0.0%+
        197,508       4.25              NR/B1    USI Insurance Services LLC, Term B
                                                 Loan, 12/30/19                                 $     198,495
-------------------------------------------------------------------------------------------------------------
                                                 Life & Health Insurance -- 0.0%+
         92,720       3.75             BB/Ba2    CNO Financial Group, Inc., Tranche B2
                                                 Term Loan, 9/4/18                              $      93,068
-------------------------------------------------------------------------------------------------------------
                                                 Multi-line Insurance -- 0.1%
        492,808       4.25               B/B1    Alliant Holdings I, Inc., Initial Term
                                                 Loan, 12/20/19                                 $     495,420
-------------------------------------------------------------------------------------------------------------
                                                 Property & Casualty Insurance -- 0.1%
        293,144       5.75              B-/B2    Confie seguros Holding II Co., Term B
                                                 Loan (First Lien), 11/9/18                     $     293,510
                                                                                                -------------
                                                 Total Insurance                                $   1,080,493
-------------------------------------------------------------------------------------------------------------
                                                 REAL ESTATE -- 0.1%
                                                 Diversified Real Estate Activities -- 0.0%+
        249,375       5.00              B+/B3    CityCenter Holdings LLC, Term B Loan,
                                                 10/16/20                                       $     251,739
-------------------------------------------------------------------------------------------------------------
                                                 Real Estate Services -- 0.1%
        642,518       4.50              NR/B1    Altisource Solutions Sarl, Term B
                                                 Loan, 12/9/20                                  $     645,329
                                                                                                -------------
                                                 Total Real Estate                              $     897,068
-------------------------------------------------------------------------------------------------------------
                                                 SOFTWARE & SERVICES -- 0.8%
                                                 IT Consulting & Other Services -- 0.1%
        148,867       3.75             BB/Ba3    Booz Allen Hamilton, Inc., Refinance
                                                 Tranche B, 7/31/19                             $     149,518
        246,821       4.50              B-/B1    Kronos, Inc., Incremental Term Loan
                                                 (First Lien), 10/30/19                               249,251
        115,000       4.50              B+/B1    PSAV Presentation Services, Tranche B
                                                 Term Loan (First Lien), 1/24/21                      115,862
                                                                                                -------------
                                                                                                $     514,631
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 71

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Data Processing & Outsourced
                                                 Services -- 0.1%
        500,000       4.15              B+/B1    First Data Corp., 2018 Dollar Term
                                                 Loan, 3/23/18                                  $     501,918
        322,442       3.50           BBB-/Ba1    Genpact International, Inc., Term
                                                 Loan, 8/30/19                                        323,972
                                                                                                -------------
                                                                                                $     825,890
-------------------------------------------------------------------------------------------------------------
                                                 Application Software -- 0.5%
        222,620       4.25              B+/B1    Applied Systems, Inc., Initial Term
                                                 Loan (First Lien), 1/15/21                     $     224,011
        597,000       4.25             BB-/B1    Epiq Systems, Inc., Term Loan, 8/27/20               598,492
        223,259       8.50              B-/B1    Expert Global Solutions, Inc., Term B
                                                 Advance (First Lien), 4/3/18                         218,514
        221,468       3.75             B+/Ba3    Infor., Tranche B-5 Term Loan (First
                                                 Lien), 6/3/20                                        221,136
        510,000       3.75               B/B1    Sedgwick, Inc., Initial Term Loan (First
                                                 Lien), 2/11/21                                       505,538
        450,000       4.15              B+/B1    Serena Software, Inc., 2016 Term Loan
                                                 (Extended), 3/10/16                                  449,719
        846,500       3.50             BB-/B1    Verint Systems, Inc., Tranche B-2 Term
                                                 Loan (First Lien), 9/6/19                            847,452
         95,443       4.25              B+/B1    Vertafore, Inc., Term Loan (2013), 10/3/19            95,950
                                                                                                -------------
                                                                                                $   3,160,812
-------------------------------------------------------------------------------------------------------------
                                                 Systems Software -- 0.1%
        937,000       5.50              NR/NR    SafeNet, Inc., Tranche B Term
                                                 Loan, 2/28/20                                  $     941,685
                                                                                                -------------
                                                 Total Software & Services                      $   5,443,018
-------------------------------------------------------------------------------------------------------------
                                                 TECHNOLOGY HARDWARE &
                                                 EQUIPMENT -- 0.3%
                                                 Communications Equipment -- 0.1%
        105,530       2.73            BB+/Ba2    Commscope, Inc., Tranche 3 Term
                                                 Loan, 1/21/17                                  $     105,926
        158,295       3.25            BB+/Ba2    Commscope, Inc., Tranche 4 Term
                                                 Loan, 1/14/18                                        159,235
                                                                                                -------------
                                                                                                $     265,161
-------------------------------------------------------------------------------------------------------------
                                                 Electronic Equipment
                                                 Manufacturers -- 0.0%+
        244,953       4.75              B-/B2    Sensus USA, Inc., Term Loan (First
                                                 Lien), 5/9/17                                  $     245,769
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

72 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Electronic Components -- 0.2%
        420,000       6.25              NR/NR    FCI -- Fidji Luxembourg Bc4 Sarl , Term
                                                 Loan, 12/19/20                                 $     423,150
        716,400       3.50             BB-/B1    Generac Power Systems, Inc., Term
                                                 Loan B, 5/31/20                                      718,191
                                                                                                -------------
                                                                                                $   1,141,341
                                                                                                -------------
                                                 Total Technology Hardware & Equipment          $   1,652,271
-------------------------------------------------------------------------------------------------------------
                                                 SEMICONDUCTORS & SEMICONDUCTOR
                                                 EQUIPMENT -- 0.0%+
                                                 Semiconductor Equipment -- 0.%+
        126,184       4.50              NR/B1    Aeroflex, Inc., Tranche B-1 Term Loan,
                                                 11/9/19                                        $     127,509
-------------------------------------------------------------------------------------------------------------
                                                 Semiconductors -- 0.0%+
        175,289       3.25             BB+/NR    Microsemi Corp., Term Loan (First
                                                 Lien), 3/14/21                                 $     175,180
                                                                                                -------------
                                                 Total Semiconductors & Semiconductor
                                                 Equipment                                      $     302,689
-------------------------------------------------------------------------------------------------------------
                                                 TELECOMMUNICATION SERVICES -- 0.3%
                                                 Integrated Telecommunication
                                                 Services -- 0.2%
        497,999       4.75               B/B2    Securus Technologies Holdings, Inc.,
                                                 Initial Term Loan (First Lien), 4/30/20        $     497,376
        416,842       3.25              BB/B1    West Corp., B-10 Term Loan (First
                                                 Lien), 6/30/18                                       415,051
        197,995       3.50            BB+/Ba2    Windstream Corp., Tranche B-4 Term
                                                 Loan, 1/8/20                                         198,036
                                                                                                -------------
                                                                                                $   1,110,463
-------------------------------------------------------------------------------------------------------------
                                                 Wireless Telecommunication
                                                 Services -- 0.1%
        239,957       4.00             BB-/B1    Syniverse Holdings, Inc., Initial Term
                                                 Loan, 4/23/19                                  $     240,556
        484,761       4.00             BB-/B1    Syniverse Holdings, Inc., Tranche B
                                                 Term Loan, 4/23/19                                   486,175
                                                                                                -------------
                                                                                                $     726,731
                                                                                                -------------
                                                 Total Telecommunication Services               $   1,837,194
-------------------------------------------------------------------------------------------------------------
                                                 UTILITIES -- 0.5%
                                                 Electric Utilities -- 0.3%
      1,200,000       4.75              NR/NR    Atlantic Power LP, Term Loan, 2/20/21          $   1,204,500
        530,988       3.00             BB/Ba3    Calpine Construction Finance Co. LP,
                                                 Term B-1 Loan, 5/3/20                                522,928
        247,500       4.25            BB-/Ba3    Star West Generation LLC, Term B
                                                 Advance, 3/13/20                                     248,351
                                                                                                -------------
                                                                                                $   1,975,779
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 73

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
 Principal         Rate (b)       Ratings
 Amount ($)        (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Independent Power Producers &
                                                 Energy Traders -- 0.2%
        443,744       4.00             BB-/B1    Calpine Corp., Term Loan, 9/27/19              $     445,685
        305,385       4.00             BB-/B1    Dynegy, Inc., Tranche B-2 Term Loan,
                                                 4/23/20                                              306,966
        223,348       3.75            BB+/Ba1    NSG Holdings LLC, New Term Loan,
                                                 12/11/19                                             224,185
        275,243       3.50            BB+/Ba2    Ruby Western Pipeline Holdings LLC,
                                                 Term Loan, 3/27/20                                   275,329
                                                                                                -------------
                                                                                                $   1,252,165
                                                                                                -------------
                                                 Total Utilities                                $   3,227,944
-------------------------------------------------------------------------------------------------------------
                                                 TOTAL SENIOR FLOATING RATE
                                                 LOAN INTERESTS
                                                 (Cost $106,180,722)                            $ 106,708,489
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Shares
-------------------------------------------------------------------------------------------------------------
                                                 PURCHASED CALL OPTION -- 0.0%+
            450                                  Chicago Board Options Exchange Market
                                                 Volatility Index @ 15.00, 5/21/14              $      79,875
          1,350                                  Chicago Board Options Exchange Market
                                                 Volatility Index @ 16.00, 5/21/14                    199,125
                                                                                                -------------
                                                                                                $     279,000
-------------------------------------------------------------------------------------------------------------
                                                 TOTAL PURCHASED CALL OPTIONS
                                                 (Cost $338,193)                                $     279,000
-------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENT IN
                                                 SECURITIES -- 90.0%
                                                 (Cost $575,715,764) (a)                        $ 587,046,043
-------------------------------------------------------------------------------------------------------------
                                                 OTHER ASSETS & LIABILITIES -- 10.0%            $  64,946,868
-------------------------------------------------------------------------------------------------------------
                                                 TOTAL NET ASSETS -- 100.0%                     $ 651,992,911
=============================================================================================================

*           Non-income producing security.

NR          Not rated by either S&P or Moody's.

WR          Withdrawn rating.

+           Rounds to less than 0.1%.

REIT        Real Estate Investment Trust.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

(Cat Bond)  Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

(Perpetual) Security with no stated maturity date.

PIK         Represents a pay in kind security.

The accompanying notes are an integral part of these financial statements.

74 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2014, the value of these securities amounted to $235,125,230 or 36.1% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At March 31, 2014, the net unrealized appreciation on investments based on cost for federal income tax purposes of $576,635,591 was as follows:

            Aggregate gross unrealized appreciation for all investments in
              which there is an excess of value over tax cost                                   $  16,319,504

            Aggregate gross unrealized depreciation for all investments in
              which there is an excess of tax cost over value                                      (5,909,052)
                                                                                                -------------
            Net unrealized appreciation                                                         $  10,410,452
                                                                                                =============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is recognized through accretion of discount.

(d) Security is valued using fair value methods (other than prices supplied by independent pricing services or broker dealers). See Notes to Financial Statement -- Note 1A.

(e)         Security is in default and is non-income producing.

Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2014 aggregated $862,955,796 and $376,286,019, respectively.

Principal amounts are denominated in U.S. Dollars unless otherwise noted:

CAD         Canadian Dollar.

EURO        Euro.

GBP         British Pound Sterling.

NOK         Norwegian Krone.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 75

CREDIT DEFAULT SWAP AGREEMENTS - BUY PROTECTION

-------------------------------------------------------------------------------------------------------------
                                                                                               Net
                                                                              Premiums         Unrealized
Notional                           Obligation                     Expiration  Received         Appreciation
Principal ($)    Counterparty      Entity/Index         Coupon    Date        (Paid)           (Depreciation)
-------------------------------------------------------------------------------------------------------------
 (80,000,000)    J.P. Morgan       CDX.NA.HY.21.CME     5.00%     12/20/18    (5,169,562)      $  (1,303,513)
                 Securities LLC
-------------------------------------------------------------------------------------------------------------

CREDIT DEFAULT SWAP AGREEMENTS - SELL PROTECTION

-------------------------------------------------------------------------------------------------------------
                                                                                               Net
                                                                              Premiums         Unrealized
Notional                           Obligation                     Expiration  Received         Appreciation
Principal ($)(1) Counterparty      Entity/Index         Coupon    Date        (Paid)           (Depreciation)
-------------------------------------------------------------------------------------------------------------
      250,000    J.P. Morgan       American Axle &      5.00%     12/20/17    $      (7,500)   $      36,407
                 Securities LLC    Manufacturing Co.,
=============================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Notes 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Notes 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Notes 1A.

The accompanying notes are an integral part of these financial statements.

76 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14

The following is a summary of the inputs used as of March 31, 2014, in valuing the Fund's investments:

------------------------------------------------------------------------------------------------
                                Level 1         Level 2        Level 3             Total
------------------------------------------------------------------------------------------------
Convertible Corporate Bonds     $           --  $ 43,816,592   $             --    $ 43,816,592
Preferred Stock                      9,190,964     4,088,238          3,544,877      16,824,079
Convertible Preferred Stock          2,764,891     4,258,206                 --       7,023,097
Asset Backed Securities                     --    18,179,372                 --      18,179,372
Collateralized Mortgage
 Obligations                                --    64,630,342                 --      64,630,342
Corporate Bonds                             --   296,383,673          4,472,652     300,856,325
U.S. Government and
 Agency Obligations                               12,897,260                 --      12,897,260
Foreign Government Bonds                    --     3,961,038                 --       3,961,038
Municipal Bonds                             --    11,870,449                 --      11,870,449
Senior Floating Rate
 Loan Interests                             --   106,708,489                 --     106,708,489
Purchased Call Options                 279,000            --                 --         279,000
------------------------------------------------------------------------------------------------
Total                           $   12,234,855  $566,793,659   $      8,017,529    $587,046,043
================================================================================================
Other Financial Instruments
Net unrealized depreciation
 on credit default swaps        $           --  $ (1,150,856)  $             --    $ (1,150,856)
Net unrealized gain on futures
 contracts                           1,179,516            --                 --       1,179,516
Net unrealized depreciation
 on forward foreign
 currency contracts                         --         6,497                 --           6,497
------------------------------------------------------------------------------------------------
Total                           $    1,179,516  $ (1,144,359)  $             --    $     35,157
================================================================================================

During the year ended March 31, 2014, there were no transfers between Levels 1 and 2.

On April 1, 2013, both Sector Re V, Ltd. and Lorenz Re transfered from level 2 to level 3.

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

------------------------------------------------------------------------------------------------
                                                                                     Corporate
                                                                                     Bonds
------------------------------------------------------------------------------------------------
Balance as of 3/31/13                                                                $  656,374
Realized gain (loss)1                                                                    22,400
Change in unrealized appreciation (depreciation)2                                       290,570
Purchases                                                                             6,845,471
Sales                                                                                  (547,286)
Transfers in and out of Level 3*                                                        750,000
------------------------------------------------------------------------------------------------
Balance as of 3/31/14                                                                $8,017,529
================================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

*    Transfers are calculated on the beginning of period values.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 77

Statement of Assets and Liabilities | 3/31/14

ASSETS:
  Investment in securities (cost $575,715,764)                                        $587,046,043
  Cash                                                                                  82,368,044
  Foreign currencies, at value (cost $87,330)                                               88,726
  Futures collateral                                                                     2,550,819
  Receivables --
     Investment securities sold                                                          2,300,751
     Fund shares sold                                                                    7,125,550
     Interest                                                                            5,811,214
     Dividends                                                                              72,127
     Due from Pioneer Investment Management, Inc.                                          132,402
  Unrealized appreciation on forward foreign currency contracts                              6,497
  Variation margin                                                                       1,270,351
  Prepaid expenses                                                                          52,898
---------------------------------------------------------------------------------------------------
          Total assets                                                                $688,825,422
---------------------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Investment securities purchased                                                  $ 27,198,529
     Fund shares repurchased                                                             2,498,541
     Dividends                                                                             382,063
  Net Unrealized depreciation on credit default swaps                                    1,267,106
  Swap premiums paid                                                                     5,177,062
  Due to affiliates                                                                        159,899
  Accrued expenses                                                                         149,311
---------------------------------------------------------------------------------------------------
          Total liabilities                                                           $ 36,832,511
---------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                                     $648,788,442
  Distributions in excess of net investment income                                        (155,961)
  Accumulated net realized loss on investments, foreign currency
     transactions, credit default swaps and futures contracts                           (7,891,100)
  Net unrealized appreciation on investments                                            11,330,279
  Net unrealized appreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies                          8,840
  Net unrealized depreciation on credit default swaps                                   (1,267,106)
  Net unrealized appreciation on futures contracts                                       1,179,517
---------------------------------------------------------------------------------------------------
          Total net assets                                                            $651,992,911
===================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $161,095,042/16,198,598 shares)                                   $       9.94
  Class C (based on $91,491,214/9,225,357 shares)                                     $       9.92
  Class Y (based on $395,245,191/39,587,533 shares)                                   $       9.98
  Class Z (based on $4,161,464/416,126 shares)                                        $      10.00
MAXIMUM OFFERING PRICE:
  Class A ($9.95 (divided by) 95.50)                                                  $      10.42
===================================================================================================

The accompanying notes are an integral part of these financial statements.

78 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14

Statement of Operations

For the Year Ended 3/31/14

INVESTMENT INCOME:
  Interest                                                           $21,704,510
  Dividends                                                              858,056
---------------------------------------------------------------------------------------------------
         Total investment income                                                      $ 22,562,566
---------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                    $ 3,102,650
  Transfer agent fees and expenses
     Class A                                                               8,711
     Class C                                                               6,974
     Class Y                                                               1,871
     Class Z                                                               6,493
  Distribution fees
     Class A                                                             249,935
     Class C                                                             703,059
  Shareholder communications expense                                     462,618
  Administrative reimbursement                                           147,396
  Custodian fees                                                          71,825
  Registration fees                                                      155,610
  Professional fees                                                      107,493
  Printing expense                                                        44,747
  Fees and expenses of nonaffiliated Trustees                             12,609
  Miscellaneous                                                           99,242
---------------------------------------------------------------------------------------------------
     Total expenses                                                                   $  5,181,233
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                       $   (313,276)
---------------------------------------------------------------------------------------------------
     Net expenses                                                                     $  4,867,957
---------------------------------------------------------------------------------------------------
        Net investment income                                                         $ 17,694,609
---------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, CREDIT DEFAULT SWAPS AND FOREIGN
CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                     $ 1,179,019
     Credit default swaps                                             (6,019,354)
     Futures contracts                                                (3,966,967)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies               (276,679)     $ (9,083,981)
---------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                     $ 7,197,600
     Futures contracts                                                 1,184,927
     Credit default swaps                                             (1,295,709)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies               (143,638)     $  6,943,180
---------------------------------------------------------------------------------------------------
  Net loss on investments and futures contracts and foreign
     currency transactions                                                            $ (2,140,801)
---------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                $ 15,553,808
===================================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 79

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------------
                                                                   Year Ended         Year Ended
                                                                   3/31/14            3/31/13
---------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                              $  17,694,609      $  4,659,955
Net realized gain (loss) on investments, futures contracts,
  credit default swaps and foreign currency transactions              (9,083,981)         (108,889)
Change in net unrealized appreciation (depreciation)
  on investments, futures contracts, credit default swaps
  and foreign currency transactions                                    6,943,180         4,242,628
---------------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations        $  15,553,808      $  8,793,694
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
       Class A ($0.37 and $0.55 per share, respectively)           $  (3,450,197)     $ (1,017,674)
       Class C ($0.29 and $0.48 per share, respectively)              (1,949,895)         (409,985)
       Class Y ($0.40 and $0.58 per share, respectively)             (10,168,409)       (3,641,812)
       Class Z ($0.37 and $0.00 per share, respectively)                 (74,879)               --
Tax return of capital:
       Class A ($0.02 and $0.00 per share, respectively)           $    (305,551)               --
       Class C ($0.02 and $0.00 per share, respectively)                (190,382)               --
       Class Y ($0.02 and $0.00 per share, respectively)                (781,222)               --
       Class Z ($0.02 and $0.00 per share, respectively)                  (8,734)               --
---------------------------------------------------------------------------------------------------
          Total distributions to shareowners                       $ (16,929,269)     $ (5,069,471)
---------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                   $ 627,290,109      $160,436,580
Reinvestment of distributions                                         13,444,737         3,437,827
Cost of shares repurchased                                          (194,409,128)      (14,027,546)
---------------------------------------------------------------------------------------------------
       Net increase in net assets resulting from
          Fund share transactions                                  $ 446,325,718      $149,846,861
---------------------------------------------------------------------------------------------------
       Net increase in net assets                                  $ 444,950,257      $153,571,084
NET ASSETS:
Beginning of period                                                  207,042,654        53,471,570
---------------------------------------------------------------------------------------------------
End of period                                                      $ 651,992,911      $207,042,654
---------------------------------------------------------------------------------------------------
Distributions in excess of net investment income                   $    (155,961)     $   (431,839)
===================================================================================================

The accompanying notes are an integral part of these financial statements.

80 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14

---------------------------------------------------------------------------------------------------
                                    '14 Shares     '14 Amount        '13 Shares    '13 Amount
---------------------------------------------------------------------------------------------------
Class A
Shares sold                         16,335,778     $ 161,889,972     4,220,656     $    41,903,055
Reinvestment of
   distributions                       354,467         3,501,961        72,754             721,812
Less shares repurchased             (5,195,274)      (51,276,481)     (354,800)         (3,530,342)
---------------------------------------------------------------------------------------------------
      Net increase                  11,494,971     $ 114,115,452     3,938,610     $    39,094,525
===================================================================================================
Class C
Shares sold                          8,324,431     $  82,614,669     2,487,554     $    24,762,530
Reinvestment of
   distributions                       188,284         1,853,554        22,101             219,048
Less shares repurchased             (2,161,739)      (21,337,903)     (103,731)         (1,017,622)
---------------------------------------------------------------------------------------------------
      Net increase                   6,350,976     $  63,130,320     2,405,924     $    23,963,956
===================================================================================================
Class Y
Shares sold                         38,058,425     $ 378,604,997     9,398,336     $    93,770,995
Reinvestment of
   distributions                       807,578         8,006,201       252,272           2,496,967
Less shares repurchased            (12,281,130)     (121,615,457)     (956,482)         (9,479,582)
---------------------------------------------------------------------------------------------------
      Net increase                  26,584,873     $ 264,995,741     8,694,126     $    86,788,380
===================================================================================================
Class Z*
Shares sold                            425,812     $   4,180,471            --     $            --
Reinvestment of
   distributions                         8,369            83,021            --                  --
Less shares repurchased                (18,055)         (179,287)           --                  --
---------------------------------------------------------------------------------------------------
      Net increase                     416,126     $   4,084,205            --     $            --
===================================================================================================

*    Class Z shares were first publicly offered on April 2, 2013.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 81

Financial Highlights

---------------------------------------------------------------------------------------------------
                                                          Year          Year
                                                          Ended         Ended        5/2/11
                                                          3/31/14       3/31/13      to 3/31/12 (a)
---------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                      $  10.04      $  9.63      $ 10.00
---------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income                                   $   0.41      $  0.51      $  0.39
  Net realized and unrealized gain (loss)
     on investments                                          (0.12)        0.45        (0.36)
---------------------------------------------------------------------------------------------------
Net increase in net assets from
  investment operations                                   $   0.29      $  0.96      $  0.03
---------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                   $  (0.37)     $ (0.55)     $ (0.40)
  Tax return of capital                                   $  (0.02)          --           --
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                $  (0.09)     $  0.41      $ (0.37)
---------------------------------------------------------------------------------------------------
Net asset value, end of period                            $   9.94      $ 10.04      $  9.63
===================================================================================================
Total return*                                                 2.95%       10.24%        0.38%(b)
Ratio of net expenses to average net assets                   1.19%        1.20%        1.20%**
Ratio of net investment income to average
  net assets                                                  3.89%        5.05%        4.87%**
Portfolio turnover rate                                         95%          30%          17%
Net assets, end of period (in thousands)                  $161,097      $47,233      $ 7,365
Ratios with no waiver of fees and assumption
  of expenses by the Adviser:
  Total expenses                                              1.19%        1.48%        1.66%**
  Net investment income                                       3.89%        4.77%        4.41%**
===================================================================================================

(a)  Class A shares were first publicly offered on May 2, 2011.

(b)  Not annualized.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

82 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14

---------------------------------------------------------------------------------------------------
                                                          Year          Year
                                                          Ended         Ended        5/2/11
                                                          3/31/14       3/31/13      to 3/31/12 (a)
---------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                      $ 10.02       $  9.61      $ 10.00
---------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income                                   $  0.34       $  0.44      $  0.34
  Net realized and unrealized gain (loss)
     on investments                                         (0.13)         0.45        (0.40)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from investment operations                              $  0.21       $  0.89      $ (0.06)
---------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                   $ (0.29)      $ (0.48)     $ (0.33)
  Tax return of capital                                   $ (0.02)           --           --
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                $ (0.10)      $  0.41      $ (0.39)
---------------------------------------------------------------------------------------------------
Net asset value, end of period                            $  9.92       $ 10.02      $  9.61
===================================================================================================
Total return*                                                2.19%         9.44%       (0.47)%(b)
Ratio of net expenses to average net assets                  1.93%         1.95%        1.98%**
Ratio of net investment income to average
  net assets                                                 3.18%         4.29%        4.07%**
Portfolio turnover rate                                        95%           30%          17%
Net assets, end of period (in thousands)                  $91,491       $28,796      $ 4,501
Ratios with no waiver of fees and assumption
  of expenses by the Adviser:
  Total expenses                                             1.93%         2.23%        2.46%**
  Net investment income                                      3.18%         4.01%        3.59%**
===================================================================================================

(a)  Class C shares were first publicly offered on May 2, 2011.

(b)  Not annualized.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 83

---------------------------------------------------------------------------------------------------
                                                          Year          Year
                                                          Ended         Ended        5/2/11
                                                          3/31/14       3/31/13      to 3/31/12 (a)
---------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                      $  10.08      $   9.66     $ 10.00
---------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income                                   $   0.44      $   0.55     $  0.42
  Net realized and unrealized gain (loss)
     on investments                                          (0.12)         0.45       (0.34)
---------------------------------------------------------------------------------------------------
Net increase in net assets from
  investment operations                                   $   0.32      $   1.00     $  0.08
---------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                   $  (0.40)     $  (0.58)    $ (0.42)
  Tax return of capital                                   $  (0.02)           --          --
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                $  (0.10)     $   0.42     $ (0.34)
---------------------------------------------------------------------------------------------------
Net asset value, end of period                            $   9.98      $  10.08     $  9.66
---------------------------------------------------------------------------------------------------
Total return*                                                 3.24%        10.69%       0.95%(b)
Ratio of net expenses to average net assets                   0.85%         0.85%       0.85%**
Ratio of net investment income to average
  net assets                                                  4.24%         5.52%       5.48%**
Portfolio turnover rate                                         95%           30%         17%
Net assets, end of period (in thousands)                  $395,245      $131,013     $41,606
Ratios with no waiver of fees and assumption
  of expenses by the Adviser:
  Total expenses                                              0.97%         1.21%       1.30%**
  Net investment income                                       4.12%         5.16%       5.03%**
===================================================================================================

(a)  Class Y shares were first publicly offered on May 2, 2011.

(b)  Not annualized.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

84 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14

---------------------------------------------------------------------------------------------------
                                                                                        4/2/13 (a)
                                                                                        to 3/31/14
---------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                                                    $ 10.04
---------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income                                                                 $  0.42
  Net realized and unrealized gain (loss) on investments                                  (0.07)
---------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations                                   $  0.35
---------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                                 $ (0.37)
     Tax return of capital                                                              $ (0.02)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                              $ (0.04)
---------------------------------------------------------------------------------------------------
Net asset value, end of period                                                          $ 10.00
===================================================================================================
Total return*                                                                              3.69%(b)
Ratio of net expenses to average net assets                                                1.17%**
Ratio of net investment income to average net assets                                       3.95%**
Portfolio turnover rate                                                                      95%
Net assets, end of period (in thousands)                                                $ 4,161
Ratios with no waiver of fees and assumption of expenses
  by the Adviser:
  Total expenses                                                                           1.17%**
  Net investment income                                                                    3.95%**
===================================================================================================

(a)  Class Z shares were first publicly offered on April 2, 2013.

(b)  Not annualized.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 85

Notes to Financial Statements | 3/31/14

1. Organization and Significant Accounting Policies

Pioneer Dynamic Credit Fund (formerly known as Pioneer Absolute Return Credit
Fund) (the Fund) is one of three portfolios comprising Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income. Capital appreciation is a secondary objective.

The Fund offers four classes of shares designated as Class A, Class C, Class Y and Class Z shares. Class A, Class C and Class Y shares were first publicly offered on May 2, 2011. Class Z shares are offered effective April 2, 2013. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Senior

86 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

     Securities or senior loans interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment advisor, pursuant to procedures adopted by the Fund's Board of Trustees. PIMs fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     At March 31, 2014, there were three securities that were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services or broker dealers) representing 0.1% of net assets. The value of these three fair valued securities is $696,608.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 87

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized appreciation or depreciation on investments.

C.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to

88 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2014, the Fund had not accrued any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years are subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At March 31, 2014, the Fund reclassified $1,775,351 to decrease undistributed net investment income and $1,775,351 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     At March 31, 2014, the Fund was permitted to carry forward indefinitely $1,908,588 of long-term losses and $4,801,425 of short-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

     The tax character of distributions paid during the year ended March 31, 2014 and March 31, 2013 was as follows:

     ---------------------------------------------------------------------------
                                               2014                         2013
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                    $15,643,380                   $5,069,471
     Long-term capital gain                      --                           --
     Return of capital                    1,285,889                           --
     ---------------------------------------------------------------------------
          Total                         $16,929,269                   $5,069,471
     ===========================================================================

     The following shows components of distributable earnings on a federal income tax basis at March 31, 2014

     ---------------------------------------------------------------------------
                                                                            2014
     ---------------------------------------------------------------------------
     Capital loss carryforward                                      $ (6,710,013)
     Dividend Payable                                                   (382,063)
     Unrealized appreciation                                          10,296,545
     ---------------------------------------------------------------------------
          Total                                                      $ 3,204,469
     ===========================================================================

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 89

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax adjustments relating to catastrophe bonds and credit default swaps, the mark-to-market of forward currency and futures contracts, and interest accruals on preferred stock.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $37,272 in underwriting commissions on the sale of Class A shares during the year ended March 31, 2014.

F.   Class Allocations

     Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

G.   Risks

     When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and the issuers' inability to meet their debt obligations. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

90 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14

H.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at March 31, 2014 was $2,674,525. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the year ended March 31, 2014 was $85,454,964.

     At March 31, 2014, open futures contracts were as follows:

     ---------------------------------------------------------------------------
                             Number of                            Unrealized
                             Contracts    Settlement              Appreciation
     Type                    Long/(Short) Month      Value        (Depreciation)
     ---------------------------------------------------------------------------
     U.S. Ultra Bond (CBT)        41       6/14      $ 5,923,219  $    42,281
     CBOE VIX Future            (180)      6/14       (2,952,000)      72,000
     S&P 500 EMINI Future        (76)      6/14       (7,085,480)     (48,303)
     U.S. 5 Year Note (CBT)     (437)      6/14      (51,982,516)     372,133
     U.S. 10 Year Note (CBT)    (691)      6/14      (85,338,500)     669,406
     CBOE VIX Future            (180)      7/14       (3,051,000)      72,000
     ---------------------------------------------------------------------------
           Total                                                  $ 1,179,517
     ---------------------------------------------------------------------------

I.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 91

J.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

92 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14

     Open credit default swap contracts at March 31, 2014 are listed in the Schedule of Investments. The average value of swap contracts open during the year ended March 31, 2014 was $33,564,972.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.70% of the Fund's average daily net assets up to $1 billion and 0.65% on assets over $1 billion. For the year ended March 31, 2014, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.70% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.20%, 2.10% and 0.85% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the year ended March 31, 2014 are reflected on the Statement of Operations. These expense limitations are in effect through August 1, 2014 for Class A and Class C shares and August 1, 2015 for Class Y shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $55,273 in management fees, administrative costs and certain other reimbursements payable to PIM at March 31, 2014.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended March 31, 2014, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $ 81,387
Class C                                                                   53,218
Class Y                                                                  327,276
Class Z                                                                      737
--------------------------------------------------------------------------------
  Total                                                                 $462,618
================================================================================

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 93

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $92,860 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at March 31, 2014.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $14,366 in distribution fees payable to PFD at March 31, 2014.

In addition, redemptions of each class of shares (except Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y and Class Z shares. Proceeds from the CDSCs are paid to PFD. For the year ended March 31, 2014, CDSCs in the amount of $39,494 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended March 31, 2014, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At March 31, 2014, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of contracts open during the year ended March 31, 2014 was $6,005,401.

94 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14

As of March 31, 2014, outstanding forward foreign currency contracts were as follows:

-----------------------------------------------------------------------------------------------
                                                                                 Net
                        Net               In                                     Unrealized
                        Contracts         Exchange      Settlement               Appreciation
Currency                to Deliver        For           Date             Value   (Depreciation)
-----------------------------------------------------------------------------------------------
GBP (British Pound)       (848,140)       $ 1,413,840   4/23/14     $1,384,635   $(29,205)
CAD (Canadian Dollar)     (826,865)           747,375    6/5/14        750,990      3,615
EUR (Euro Dollar)       (3,618,668)         4,984,899   6/11/14      5,016,986     32,087
-----------------------------------------------------------------------------------------------
                                                                                  $ 6,497
===============================================================================================

7. Bridge Loan Commitments

As of March 31, 2014, the Fund had no outstanding unfunded loan commitments. The Fund had the following bridge loan commitments outstanding as of March 31, 2014:

-----------------------------------------------------------------------------------------------
                                                                                  Net
                                                                                  Unrealized
Loan                                    Shares         Cost           Value       Appreciation
-----------------------------------------------------------------------------------------------
Entegris Inc., Bridge Loan                905,000      $ 905,000      $ 905,000   $ --
Industrial Packaging Corp.,
   Bridge Loan                          1,785,000      1,785,000      1,785,000     --
-----------------------------------------------------------------------------------------------
   Total                                                                          $ --
===============================================================================================

8. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of March 31, 2014 were as follows:

-----------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as
Hedging Instruments         Asset Derivatives 2014             Liabilities Derivatives 2014
Under Accounting            ------------------------------------------------------------------
Standards Codification      Balance Sheet                      Balance Sheet
(ASC) 815                   Location           Value           Location           Value
-----------------------------------------------------------------------------------------------
Forward foreign currency    Net unrealized     $     6,497     Net unrealized     $        --
 contracts*                 appreciation on                    depreciation on
                            forward foreign                    forward foreign
                            currency contracts                 currency contracts
Futures contracts**         Net unrealized       1,179,517     Net unrealized              --
                            appreciation on                    depreciation on
                            futures contracts                  futures contracts
Credit default swaps        Net unrealized     $        --     Net unrealized       1,267,106
                            appreciation on                    depreciation on
                            credit default                     credit default
                            swaps                              swaps
-----------------------------------------------------------------------------------------------
   Total                                       $ 1,186,014                        $ 1,267,106
===============================================================================================

* Foreign exchange contracts are shown as net unrealized depreciation on forward foreign currency contracts on the Statement of Assets and Liabilities.

** Reflects the unrealized depreciation on futures contracts (see Note 1H). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 95

The effect of derivative instruments on the Statement of Operations for the year ended March 31, 2014 was as follows:

-----------------------------------------------------------------------------------------------
                                                                                Change in
Derivatives Not                                                                 Unrealized
Accounted for as                                                Realized        Appreciation or
Hedging Instruments     Location of Gain                        Gain (Loss)     (Depreciation)
Under Accounting        or (Loss) on                            on Derivatives  on Derivatives
Standards Codification  Derivatives Recognized                  Recognized      Recognized
(ASC) 815               in Income                               in Income       in Income
-----------------------------------------------------------------------------------------------
Forward Foreign         Net realized loss on forward            $  (276,679)
Exchange Contracts      foreign currency contracts and
                        other assets and liabilities
                        denominated in foreign currencies
Forward Foreign         Change in unrealized appreciation                       $  (143,638)
Exchange Contracts      (depreciation) on forward foreign
                        currency contracts and other assets
                        and liabilities denominated in
                        foreign currencies
Futures Contracts       Net realized gain on futures contracts  $(3,966,967)
Futures Contracts       Change in unrealized depreciation
                        on futures contracts                                    $ 1,184,927
Credit Default Swaps    Net realized loss on credit             $(6,020,187)
                        default swaps
Credit Default Swaps    Change in unrealized depreciation                       $(1,295,709)
                        on credit default swaps

9. Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of March 31, 2014.

---------------------------------------------------------------------------------------------------------
Assets:
                                   Gross         Net
                                   Amounts       Amounts of      Gross Amounts Not Offset
                                   Offset        Assets             in the Statement of
                                   in the        Presented         Assets and Liabilities
                    Gross          Statement     in the          ----------------------------
                    Amounts of     of Assets     Statement of                    Cash
                    Recognized     and           Assets and      Financial       Collateral   Net
Description         Assets         Liabilities   Liabilities     Instruments     Received     Amount
---------------------------------------------------------------------------------------------------------
Forward foreign
   currency
   contracts        $   35,702     $ (29,205)    $     6,497     $ --            $ --         $     6,497
Futures contracts    1,442,360      (172,009)      1,270,351       --              --           1,270,351
Credit default
   swaps                36,407       (36,407)             --       --              --                  --
---------------------------------------------------------------------------------------------------------
                    $1,514,469     $(237,621)    $ 1,276,848     $ --            $ --         $ 1,276,848
---------------------------------------------------------------------------------------------------------

96 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14

---------------------------------------------------------------------------------------------------------
Liabilities:
                                   Gross         Net
                                   Amounts       Amounts of      Gross Amounts Not Offset
                                   Offset        Assets             in the Statement of
                                   in the        Presented         Assets and Liabilities
                    Gross          Statement     in the          ----------------------------
                    Amounts of     of Assets     Statement of                    Cash
                    Recognized     and           Assets and      Financial       Collateral   Net
Description         Assets         Liabilities   Liabilities     Instruments     Received     Amount
---------------------------------------------------------------------------------------------------------
Forward foreign
   currency
   contracts        $   29,205     $ (29,205)    $        --     $ --            $ --         $        --
Futures contracts       48,303       (48,303)             --       --              --                  --
Credit default
   swaps             1,303,513       (36,407)      1,267,106       --              --           1,267,106
---------------------------------------------------------------------------------------------------------
                    $1,381,021     $(113,915)    $ 1,267,106     $ --            $ --         $ 1,267,106
=========================================================================================================

10. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 12, 2014 was in the amount of $215 million. As of February 12, 2014, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% (0.85% as of February 12, 2014) on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended March 31, 2014, the Fund had no borrowings under the credit facility.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 97

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust X and the Shareowners of Pioneer Dynamic Credit Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Dynamic Credit Fund (Formerly Pioneer Absolute Return Credit Fund) (the "Fund") (one of the portfolios constituting Pioneer Series Trust X) as of March 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Dynamic Credit Fund (formerly Pioneer Absolute Return Credit Fund) at March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
May 22, 2014

98 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14

ADDITIONAL INFORMATION (unaudited)

The percentage of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 67.17%.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 99

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Dynamic Credit Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2013 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2013, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2013 and September 2013. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, and November, 2013 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at regularly scheduled meetings.

At a meeting held on November 12, 2013, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of

100 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees review the Fund's performance on a regular basis, based on analysis and data prepared by PIM for this purpose and discuss performance issues with PIM on an ongoing basis. For purposes of their contract renewal deliberations, the Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the first quintile of its Morningstar category for the one year period ended June 30, 2013. The Trustees also considered that the Fund's yield (for the twelve months ended June 30, 2013) exceeded the yield of the Fund's benchmark index for the same period. The Trustees noted the discussions held throughout the year regarding the Fund's performance and confirmed that those discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the

                       Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 101

Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2013 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level.

The Trustees considered that the expense ratio of the Fund's Class A shares for the twelve months ended June 30, 2013 was in the fourth quintile relative to both its Morningstar peer group and its Strategic Insight peer group, in each case for the comparable period, and that the expense ratio of the Fund's Class Y shares for the twelve months ended June 30, 2013 was in the second quintile relative to its Morningstar peer group and in the third quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that the expense ratio of the Fund's Class A shares was approximately three basis points higher than each median expense ratio of its Morningstar peer group and its Strategic Insight peer group. They also noted that the expense ratio of the Fund's Class Y shares was approximately two basis points lower than the median expense ratio of its Morningstar peer group and approximately the same as the median expense ratio of its Strategic Insight peer group. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Fund. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund, and noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those

102 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a fund-by-fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Fund. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

                       Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 103

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

104 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a Trustee of each of the 55 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as Trustee of 50 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                       Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 105

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                    Term of Office and                                                      Other Directorships
Position Held with the Fund      Length of Service            Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (63)             Trustee since 2011.          Private investor (2004-2008 and            Director, Broadridge
Chairman of the Board            Serves until a successor     2013-present); Chairman (2008 - 2013)      Financial Solutions,
and Trustee                      trustee is elected or        and Chief Executive Officer (2008 -        Inc. (investor
                                 earlier                      2012), Quadriserv, Inc. (technology        communications and
                                 retirement or removal.       products for securities lending            securities processing
                                                              industry); and Senior Executive Vice       provider for financial
                                                              President, The Bank of New York            services industry) (2009
                                                              (financial and securities services)        - present); Director,
                                                              (1986 - 2004)                              Quadriserv, Inc. (2005 -
                                                                                                         2013); and Commissioner,
                                                                                                         New Jersey State Civil
                                                                                                         Service Commission (2011
                                                                                                         - present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (70)               Trustee since 2011.          Managing Partner, Federal City Capital     Director of Enterprise
Trustee                          Serves until a successor     Advisors (corporate advisory services      Community Investment,
                                 trustee is elected or        company) (1997 - 2004 and 2008 -           Inc. (privately held
                                 earlier                      present); Interim Chief Executive          affordable housing
                                 retirement or removal.       Officer, Oxford Analytica, Inc.            finance company) (1985 -
                                                              (privately held research and consulting    2010); Director of
                                                              company) (2010); Executive Vice            Oxford Analytica, Inc.
                                                              President and Chief Financial Officer,     (2008 - present);
                                                              I-trax, Inc. (publicly traded health       Director of The Swiss
                                                              care services company) (2004 - 2007);      Helvetia Fund, Inc.
                                                              and Executive Vice President and Chief     (closed-end fund) (2010
                                                              Financial Officer, Pedestal Inc.           - present); and Director
                                                              (internet-based mortgage trading           of New York Mortgage
                                                              company) (2000 - 2002)                     Trust (publicly traded
                                                                                                         mortgage REIT) (2004 -
                                                                                                         2009, 2012 - present)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (69)        Trustee since 2011.          William Joseph Maier Professor of          Trustee, Mellon
Trustee                          Serves until a successor     Political Economy, Harvard University      Institutional Funds
                                 trustee is elected or        (1972 - present)                           Investment Trust and
                                 earlier                                                                 Mellon Institutional
                                 retirement or removal.                                                  Funds Master Portfolio
                                                                                                         (oversaw 17 portfolios
                                                                                                         in fund complex)
                                                                                                         (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

106 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                         Other Directorships
Position Held with the Fund     Length of Service               Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (66)       Trustee since 2011.             Founding Director, Vice President and      None
Trustee                         Serves until a successor        Corporate Secretary, The Winthrop Group,
                                trustee is elected or earlier   Inc. (consulting firm) (1982 - present);
                                retirement or removal.          Desautels Faculty of Management, McGill
                                                                University (1999 - present); and Manager
                                                                of Research Operations and
                                                                Organizational Learning, Xerox PARC,
                                                                Xerox's advance research center
                                                                (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marc O. Mayer (56)+             Trustee since 2014.             Founding Partner and Chief Executive       Trustee, Alliance
Trustee                         Serves until a successor        Officer, Alignment Financial Services      Bernstein Mutual Funds
                                trustee is elected or earlier   (investment management) (2013- present);   (oversaw 92 funds in
                                retirement or removal.          Chief Executive Officer and Director, GMO  fund complex)
                                                                LLC (investment management) (2009-2011);   (2003-2008); Board of
                                                                Executive Vice President, Alliance         Overseers, Columbia
                                                                Bernstein LP (investment management)       Business School
                                                                (2000-2009); and Executive Vice            (2010-present); and
                                                                President and Director, Sanford C.         Director, Alpha Parity
                                                                Bernstein & Co., LLC (investment           LLC (hedge fund)
                                                                management) (1989-2000)                    (2013-present)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (65)        Trustee since 2011.             President and Chief Executive Officer,     Director of New America
Trustee                         Serves until a successor        Newbury, Piret & Company, Inc.             High Income Fund, Inc.
                                trustee is elected or earlier   (investment banking firm) (1981 -          (closed-end investment
                                retirement or removal.          present)                                   company) (2004 -
                                                                                                           present); and member,
                                                                                                           Board of Governors,
                                                                                                           Investment Company
                                                                                                           Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (85)            Trustee since 2011.             Senior Counsel, Sullivan & Cromwell LLP    Director, The Swiss
Trustee                         Serves until a successor        (law firm) (1998 - present); and Partner,  Helvetia Fund, Inc.
                                trustee is elected or earlier   Sullivan & Cromwell LLP (prior to 1998)    (closed-end investment
                                retirement or removal.                                                     company) (1995 - 2012);
                                                                                                           and Director, Invesco,
                                                                                                           Ltd. (formerly AMVESCAP,
                                                                                                           PLC) (investment
                                                                                                           manager) (1997-2005)
------------------------------------------------------------------------------------------------------------------------------------

+    Mr. Mayer resigned as a Trustee of the Pioneer Funds effective May 6, 2014.

                       Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 107

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                         Other Directorships
Position Held with the Fund     Length of Service               Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (55)*       Trustee since 2011.             Chairman (2013 - present), Director, CEO   None
Trustee, President and          Serves until a successor        and President of PIM-USA (since February
Chief Executive Officer         trustee is elected or           2007); Chairman (2013 - present),
of the Fund                     earlier retirement or           Director and President of Pioneer and
                                removal.                        Pioneer Institutional Asset Management,
                                                                Inc. (since February 2007); Executive
                                                                Vice President of all of the Pioneer
                                                                Funds (2007 - 2013); Director of PGAM
                                                                (2007 - 2010); Head of New Europe
                                                                Division, PGAM (2000 - 2005); and Head
                                                                of New Markets Division, PGAM (2005 -
                                                                2007)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (55)*         Trustee since 2014.             Director and Executive Vice President      None
Trustee                         Serves until a successor        (since 2008) and Chief Investment
                                trustee is elected or earlier   Officer, U.S. (since 2010), of PIM-USA;
                                retirement or removal.          Executive Vice President of Pioneer
                                                                (since 2008); Executive Vice President
                                                                of Pioneer Institutional Asset
                                                                Management, Inc. (since 2009); Portfolio
                                                                Manager of Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Kingsbury and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

108 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                        Other Directorships
Position Held with the Fund     Length of Service             Principal Occupation                        Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Mark D. Goodwin (49)            Since 2014. Serves            Executive Vice President and Chief          None
Executive Vice President        at the discretion of          Operating Officer of Pioneer since 2005
                                the Board.                    and Executive Vice President of all the
                                                              Pioneer funds since 2014
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (49)      Since 2011. Serves            Vice President and Associate General        None
Secretary and Chief             at the discretion of          Counsel of Pioneer since January 2008;
Legal Officer                   the Board.                    Secretary and Chief Legal Officer of all
                                                              of the Pioneer Funds since June 2010;
                                                              Assistant Secretary of all of the
                                                              Pioneer Funds from September 2003 to May
                                                              2010; and Vice President and Senior
                                                              Counsel of Pioneer from July 2002 to
                                                              December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (53)          Since 2011. Serves            Fund Governance Director of Pioneer         None
Assistant Secretary             at the discretion of          since December 2006 and Assistant
                                the Board.                    Secretary of all the Pioneer Funds since
                                                              June 2010; Manager - Fund Governance of
                                                              Pioneer from December 2003 to November
                                                              2006; and Senior Paralegal of Pioneer
                                                              from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (51)               Since 2011. Serves            Senior Counsel of Pioneer since May 2013    None
Assistant Secretary             at the discretion of          and Assistant Secretary of all the
                                the Board.                    Pioneer Funds since June 2010; Counsel
                                                              of Pioneer from June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (54)            Since 2011. Serves            Vice President - Fund Treasury of           None
Treasurer and Chief             at the discretion of          Pioneer; Treasurer of all of the Pioneer
Financial and Accounting        the Board.                    Funds since March 2008; Deputy Treasurer
Officer of the Fund                                           of Pioneer from March 2004 to February
                                                              2008; and Assistant Treasurer of all of
                                                              the Pioneer Funds from March 2004 to
                                                              February 2008
------------------------------------------------------------------------------------------------------------------------------------

                       Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 109

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                        Other Directorships
Position Held with the Fund     Length of Service             Principal Occupation                        Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (48)           Since 2011. Serves            Director - Fund Treasury of Pioneer; and    None
Assistant Treasurer             at the discretion of          Assistant Treasurer of all of the
                                the Board.                    Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (55)              Since 2011. Serves            Fund Accounting Manager - Fund Treasury     None
Assistant Treasurer             at the discretion of          of Pioneer; and Assistant Treasurer of
                                the Board.                    all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (34)           Since 2011. Serves            Fund Administration Manager - Fund          None
Assistant Treasurer             at the discretion of          Treasury of Pioneer since November 2008;
                                the Board.                    Assistant Treasurer of all of the
                                                              Pioneer Funds since January 2009; and
                                                              Client Service Manager - Institutional
                                                              Investor Services at State Street Bank
                                                              from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (61)            Since 2011. Serves            Chief Compliance Officer of Pioneer and     None
Chief Compliance Officer        at the discretion of          of all the Pioneer Funds since March
                                the Board.                    2010; Director of Adviser and Portfolio
                                                              Compliance at Pioneer since October
                                                              2005; and Senior Compliance Officer for
                                                              Columbia Management Advisers, Inc. from
                                                              October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (43)            Since 2011. Serves            Director - Transfer Agency Compliance of    None
Anti-Money Laundering Officer   at the discretion of          Pioneer and Anti-Money Laundering Officer
                                the Board.                    of all the Pioneer funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

110 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14

                           This page for your notes.

                       Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 111

                           This page for your notes.

112 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14

                           This page for your notes.

                       Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 113

                           This page for your notes.

114 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14

                           This page for your notes.

                       Pioneer Dynamic Credit Fund | Annual Report | 3/31/14 115

                           This page for your notes.

116 Pioneer Dynamic Credit Fund | Annual Report | 3/31/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 25667-02-0514

                    Pioneer Fundamental
                    Growth Fund

--------------------------------------------------------------------------------
                    Annual Report | March 31, 2014
--------------------------------------------------------------------------------

                    Ticker Symbols:

                    Class A     PIGFX
                    Class B     FUNBX
                    Class C     FUNCX
                    Class K     PFGKX
                    Class R     PFGRX
                    Class Y     FUNYX
                    Class Z     PFGZX

                    [LOGO] PIONEER
                           Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               19

Schedule of Investments                                                       21

Financial Statements                                                          25

Notes to Financial Statements                                                 36

Report of Independent Registered Public Accounting Firm                       43

Approval of Investment Advisory Agreement                                     44

Trustees, Officers and Service Providers                                      48

                     Pioneer Fundamental Growth Fund | Annual Report | 3/31/14 1

President's Letter

Dear Shareowner,

A few months into 2014, we still expect U.S. economic growth for the year to be in the 2.5% to 3% range, despite some weaker economic data releases during the winter months driven in large part by harsh weather across much of the continental U.S. While unemployment remains high, employment has been rising steadily. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only moderately, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. A modestly improving European economy and continuing economic improvement in Japan appear likely to result in improving global growth in 2014, further supporting the U.S. economy. In addition, we feel that continuing slack in labor markets and capacity utilization offer the potential for continuing growth without bottlenecks and rising inflation.

After observing the strengthening economic trends, the Federal Reserve System (the Fed) has begun scaling back its QE (quantitative easing) program, but short-term interest rates remain near zero, and while Fed Chair Janet Yellen has suggested that rates may be raised roughly six months after the QE program is fully tapered, that would still place the potential rate hike sometime in 2015.

There are certainly risks and uncertainties still facing the global economy as 2014 moves along. The European economy, while improving, remains weak, the Japanese economy faced a tax hike this spring, and a number of emerging market countries are experiencing difficulties. There are also geopolitical worries abroad, such as Russia's aggressive move against the Ukraine, and more potential political fights at home, especially during a mid-term election year. While most of the widely recognized risks we have outlined may already be "priced into" the market, we believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

*   Dividends are not guaranteed.

2 Pioneer Fundamental Growth Fund | Annual Report | 3/31/14

Pioneer's investment teams have, since 1928, sought out attractive opportunities in equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which seek to balance potential risks and rewards in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                     Pioneer Fundamental Growth Fund | Annual Report | 3/31/14 3

Portfolio Management Discussion | 3/31/14

A strong market pushed stock prices higher for most of the 12-month period ended March 31, 2014, despite worries early in the period about the withdrawal of economic stimulus from the Federal Reserve (the Fed) and later concerns about high valuations among some groups of stocks. In the following interview, Andrew Acheson and Paul Cloonan discuss the factors that affected the performance of Pioneer Fundamental Growth Fund during the 12-month period. Mr. Acheson, a senior vice president and a portfolio manager at Pioneer, and Mr. Cloonan, a senior vice president and a portfolio manager, and Co-Head of Equity Research, U.S., at Pioneer, are responsible for day-to-day management of the Fund.

Q    How did the Fund perform during the 12 months ended March 31, 2014?

A Pioneer Fundamental Growth Fund's Class A shares returned 21.16% at net asset value during the 12-month period ended March 31, 2014, while the Fund's benchmark, the Russell 1000 Growth Index (the Russell Index), returned 23.22%. During the same period, the average return of the 724 mutual funds in Lipper's Large Cap Growth Fund's category was 23.49%, and the average return of the 1,713 mutual funds in Morningstar's Large Growth Funds category was 23.59%.

Q How would you describe the investment environment for equities during the 12-month period ended March 31, 2014?

A The overall market temperament during the 12-month period was positive and most domestic stock indices posted handsome gains of 20% or more.

     The equity market surged higher for virtually the entire 12-month period as the domestic economy continued to expand, corporate profits grew, and investors felt confident that the economic recovery would continue and even accelerate. In general, corporate balance sheets remained solid and many companies offered shareholders stock-buybacks and dividend* increases to sweeten the benefits of stock ownership. Early in the 12-month period, in the late spring and early summer of 2013, the market rally was interrupted due to rising concerns that the Fed might soon begin tapering its quantitative easing (QE) bond-buying program. The Fed eventually pushed its QE tapering decision out to the end of the calendar year, while continuing to suggest that short-term interest rates would remain at very low levels through at least the end of 2014.

     The stock market rally accelerated again late in 2013 and in the early weeks of 2014, with some higher-priced groups in technology-related industries, such as social media, performing exceptionally well. Late in the 12-month

*    Dividends are not guaranteed.

4 Pioneer Fundamental Growth Fund | Annual Report | 3/31/14 period, however, the market grew volatile amid worries about the higher valuations of some groups of stocks and about the political and economic effects of geopolitical crises ranging from Syria to Ukraine. Some of the areas most affected by the volatility included groups such as social media and biotechnology, stocks that had led the market gains over the previous 12 months.

Q What were the principal factors that held back the Fund's benchmark-relative performance during the 12-month period ended March 31, 2014?

A The Fund performed well during the 12-month period, but underperformed the Russell Index. Stock selection, particularly in health care and consumer staples, was the main drag on benchmark-relative performance during the period, although underweighting consumer discretionary and overweighting consumer staples also were modest performance detractors.

     In health care, although the portfolio's overweight in the sector was a positive for relative performance, the Fund's results were held back by some of our security selection decisions. Within the sector, the Fund's lack of exposure to biotechnology company Gilead Sciences for most of the 12-month period hurt relative performance. Gilead, which is a leader in the anti-HIV field, also introduced a new Hepatitis C drug in 2013 that met with strong demand. We initiated a position in the company late in 2013, based on our belief that Gilead had strong earnings-growth potential going forward. While the position has helped the Fund's performance since we purchased it, the Fund's lack of exposure earlier in 2013 was a heavy detractor from relative performance. Also holding back results in health care was the Fund's position in Allergan, a pharmaceutical company with a number of Botox-related products used in cosmetic applications as well as several eye care products. The stock exhibited a great deal of volatility during the year, in part because of concerns (ultimately allayed) over the company's patent protection for Restasis, an eye care drug.

     While the Fund's overweight in consumer staples held back relative performance for the fiscal year, we did reduce the portfolio's exposure to the sector as the 12-month period progressed because of our concerns about higher valuations. The reduced exposure helped to soften the negative effects of the Fund's overweighting. Stock selection within consumer staples also detracted from relative performance during the period, with Fund's position in Philip Morris International, which markets and distributes tobacco products outside the United States, a major drag on returns as the company's stock price declined. Philip Morris was hurt by a variety of

                     Pioneer Fundamental Growth Fund | Annual Report | 3/31/14 5 factors during the period, including a significant tobacco tax increase in the Philippines, declines in demand for cigarettes in Europe, and volatility in the world currency markets.

     Overall stock selection in information technology was a positive for the Fund's performance, but the portfolio did own one notable disappointment: enterprise software company Oracle. Although the company has made some successful acquisitions, its competitive position has been hurt by the view that it has been behind the market in the development of products for cloud-based computing. We have largely avoided investments in many social media companies-which were extremely popular in the market for most of the period-because of their very high stock valuations in relation to their earnings records. Not owning some big internet names such as Facebook and Amazon.com hurt the Fund's relative returns, as the stocks of those companies were among the market leaders over the 12-month period. Despite their strong performance over the last 12 months, however, we have not been able to justify investing the Fund at those companies' high current stock prices.

Q What were some of your individual investments or allocation decisions that aided the Fund's performance relative to the Russell Index during the 12-month period ended March 31, 2014?

A Sector allocation decisions made a largely positive impact on the Fund's benchmark-relative returns during the period, particularly an overweight in health care - the strongest market sector in the Russell Index during the period - and underweights in the underperforming financials and telecom services sectors. Health care stocks in general performed very well over the 12-month period as pharmaceutical companies and health care equipment firms enjoyed strong demand for new and existing products. The top-performing individual position in the Fund during the period was from the health care sector: Thermo Fisher Scientific. The company is both a manufacturer of a variety of scientific instruments and consumable products, and is a provider of services to the health care industry. Thermo Fisher's prospects also were enhanced through its acquisition of Life Technologies, a developer of gene-sequencing tools and other technologies.

     Stock selection in the information technology sector made a particularly strong contribution to the Fund's benchmark-relative results during the period. Within that group, the top-performing holding in the portfolio was electronics payment processor MasterCard, which continued to execute its business plan, producing healthy earnings gains and generating enough cash flow to fund a dividend increase as well as stock repurchases during the period. Other standout performers in the technology area included Microsoft, Xilinx and Google. Software giant Microsoft generated good

6 Pioneer Fundamental Growth Fund | Annual Report | 3/31/14 earnings growth, while a new chief executive began initiating programs aimed at improving future earnings prospects. Xilinx, a semiconductor company, benefited from increased investments in communications equipment, including for wireless communications transmissions. Google continued to perform well during the period, realizing healthy returns from both its traditional and newer businesses. In particular, Google enjoyed rising advertising revenues both in its core business of internet searching as well as in its YouTube division.

     Other individual holdings that fared well for the Fund during the period included entertainment company Disney, which enjoyed strong growth in several businesses, including theme parks and television and motion picture production, and pharmacy and prescription benefit service provider and retailer CVS Caremark, which produced solid earnings growth.

Q Did you make any notable changes to the Fund's portfolio during the 12-month period ended March 31, 2014?

A We made several changes to the Fund's holdings in the information technology sector during the period. In addition to selling the aforementioned Oracle, which disappointed during the period, we also liquidated the Fund's investment in Maxim Integrated Products, a developer and manufacturer of integrated circuits. We thought Maxim's risk profile had increased due to its large dependence on one customer (Samsung Electronics). Meanwhile, we added a position in another technology company, EMC, a leader in storage technology. We believe that EMC is well positioned to benefit as companies make further investments in cloud-based products. At the same time, we think EMC's 80% ownership of VMware, a prominent leader in virtualization technology, should have the potential to accelerate the company's revenues and earnings gains.

     We also established a position in cosmetics firm Estee Lauder, a company with a strong balance sheet and healthy earnings growth which has established itself as a leader in product innovation.

     As mentioned earlier, we reduced the Fund's exposure to consumer staples stocks during the period, selling positions in Coca-Cola on concerns about weakening demand for carbonated beverages, and selling Mexican soft drink and beer distributor FEMSA (Fomento Economico de Mexico), to take profits.

     While we have established a position in Gilead Sciences, noted earlier, we eliminated an investment in another health care company, DaVita Healthcare Partners. The company operates a successful network of dialysis centers; however, its acquisition of a network of physicians' offices has produced disappointing results.

                     Pioneer Fundamental Growth Fund | Annual Report | 3/31/14 7

Q    What is your investment outlook?

A We are reasonably optimistic about opportunities in the domestic equity market. While U.S. stocks registered strong gains over the past year, we still have been able to identify companies that we feel are reasonably valued and have good earnings growth potential. At the same time, we have maintained our conservative portfolio bias in favor of strongly capitalized companies with consistent growth records. As a consequence, we have tended to avoid owning many companies in popular areas such as social media and biotechnology, where we think some stock prices are excessively high in relation to company earnings.

     We think the domestic economic expansion is likely to accelerate in 2014, even as the Fed pulls back from some of its more aggressive monetary stimulus policies, such as QE. Given the economic momentum that has been established, we think it is reasonable to believe that U.S. corporations in the aggregate could grow earnings by high-single-digit percentages during 2014, a development that should help sustain the upward momentum of the stock market.

     Certainly, reasons for caution do remain. In addition to finding some areas of the market very highly valued, we continue to see geopolitical risks that could have economic effects. We think the continued presence of these risks makes a strong case for taking a highly disciplined approach to stock investing, focusing on companies with strong leadership, solid balance sheets and the ability to improve their earnings as the environment around them changes. We also think it is important to remain vigilant and to be watchful for unexpected events that may affect the global economy and could change corporate profit potential.

8 Pioneer Fundamental Growth Fund | Annual Report | 3/31/14

Please refer to the Schedule of Investments on pages 21-24 for a full listing of Fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

                     Pioneer Fundamental Growth Fund | Annual Report | 3/31/14 9

Portfolio Summary | 3/31/14

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                               97.1%
International Common Stocks                                       2.9%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                           26.8%
Health Care                                                      18.4%
Consumer Discretionary                                           15.1%
Industrials                                                      14.0%
Consumer Staples                                                 13.2%
Materials                                                         5.0%
Energy                                                            4.7%
Financials                                                        2.8%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1.   Microsoft Corp.                                                      5.18%
--------------------------------------------------------------------------------
 2.   Google, Inc.                                                         4.85
--------------------------------------------------------------------------------
 3.   Apple, Inc.                                                          4.60
--------------------------------------------------------------------------------
 4.   MasterCard, Inc.                                                     4.31
--------------------------------------------------------------------------------
 5.   United Technologies Corp.                                            4.20
--------------------------------------------------------------------------------
 6.   Thermo Fisher Scientific, Inc.                                       4.10
--------------------------------------------------------------------------------
 7.   CVS Caremark Corp.                                                   3.75
--------------------------------------------------------------------------------
 8.   Ross Stores, Inc.                                                    3.51
--------------------------------------------------------------------------------
 9.   Starbucks Corp.                                                      3.42
--------------------------------------------------------------------------------
10.   3M Co.                                                               3.37
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

10 Pioneer Fundamental Growth Fund | Annual Report | 3/31/14

Prices and Distributions | 3/31/14

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                      3/31/14                       3/31/13
--------------------------------------------------------------------------------
           A                        $16.66                         $14.33
--------------------------------------------------------------------------------
           B                        $15.48                         $13.45
--------------------------------------------------------------------------------
           C                        $15.66                         $13.55
--------------------------------------------------------------------------------
           K                        $16.64                         $14.30
--------------------------------------------------------------------------------
           R                        $16.50                         $14.25
--------------------------------------------------------------------------------
           Y                        $16.77                         $14.41
--------------------------------------------------------------------------------
           Z                        $16.64                         $14.32
--------------------------------------------------------------------------------

Distributions per Share: 4/1/13-3/31/14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            Short-Term         Long-Term
         Class          Dividends          Capital Gains     Capital Gains
--------------------------------------------------------------------------------
           A            $0.0608               $0.0012           $0.6205
--------------------------------------------------------------------------------
           B            $    --               $0.0012           $0.6205
--------------------------------------------------------------------------------
           C            $    --               $0.0012           $0.6205
--------------------------------------------------------------------------------
           K            $0.1077               $0.0012           $0.6205
--------------------------------------------------------------------------------
           R            $0.0786               $0.0012           $0.6205
--------------------------------------------------------------------------------
           Y            $0.0876               $0.0012           $0.6205
--------------------------------------------------------------------------------
           Z            $0.1045               $0.0012           $0.6205
--------------------------------------------------------------------------------

The Russell 1000 Growth Index is an unmanaged index that measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-18.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/14 11

Performance Update | 3/31/14                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Fundamental Growth Fund at public offering price during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2014)
--------------------------------------------------------------------------------
               Net         Public        Russell
               Asset       Offering      1000
               Value       Price         Growth
Period         (NAV)       (POP)         Index
--------------------------------------------------------------------------------
10 Years        8.22%       7.58%         7.86%
5 Years        18.98       17.59         21.68
1 Year         21.16       14.22         23.22
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2013)
--------------------------------------------------------------------------------
               Gross       Net
--------------------------------------------------------------------------------
               1.20%       1.09%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer Fundamental     Russell 1000
               Growth Fund             Growth Index
3/31/2004      $  9,425                $  10,000
3/31/2005      $  9,941                $  10,116
3/31/2006      $ 11,045                $  11,446
3/31/2007      $ 11,642                $  12,254
3/31/2008      $ 11,921                $  12,162
3/31/2009      $  8,708                $   7,992
3/31/2010      $ 12,235                $  11,969
3/31/2011      $ 13,609                $  14,153
3/31/2012      $ 15,629                $  15,714
3/31/2013      $ 17,136                $  17,299
3/31/2014      $ 20,762                $  21,316

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2015, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Fundamental Growth Fund | Annual Report | 3/31/14

Performance Update | 3/31/14                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class B shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2014)
--------------------------------------------------------------------------------
                                    Russell
                                    1000
                 If       If        Growth
Period           Held     Redeemed  Index
--------------------------------------------------------------------------------
Life-of-Class
12/15/2005        7.15%    7.15%     7.92%
5 Years          17.80    17.80     21.68
1 Year           19.84    15.84     23.22
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2013)
--------------------------------------------------------------------------------
                 Gross    Net
--------------------------------------------------------------------------------
                 2.26%    2.15%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer Fundamental     Russell 1000
               Growth Fund             Growth Index
12/31/2005     $ 10,000                $  10,000
3/31/2006      $ 10,379                $  10,309
3/31/2007      $ 10,846                $  11,037
3/31/2008      $ 11,010                $  10,954
3/31/2009      $  7,972                $   7,199
3/31/2010      $ 11,088                $  10,780
3/31/2011      $ 12,226                $  12,748
3/31/2012      $ 13,909                $  14,154
3/31/2013      $ 15,093                $  15,581
3/31/2014      $ 18,087                $  19,199

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2015, for Class B shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/14 13

Performance Update | 3/31/14                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2014)
--------------------------------------------------------------------------------
                                    Russell
                                    1000
                 If      If         Growth
Period           Held    Redeemed   Index
--------------------------------------------------------------------------------
Life-of-Class
12/15/2005       7.30%    7.30%      7.92%
5 Years         18.04    18.04      21.68
1 Year          20.29    20.29      23.22
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2013)
--------------------------------------------------------------------------------
                Gross
--------------------------------------------------------------------------------
                1.91%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer Fundamental     Russell 1000
               Growth Fund             Growth Index
12/31/2005     $ 10,000                $   10,000
3/31/2006      $ 10,369                $   10,309
3/31/2007      $ 10,836                $   11,037
3/31/2008      $ 11,000                $   10,954
3/31/2009      $  7,974                $    7,199
3/31/2010      $ 11,108                $   10,780
3/31/2011      $ 12,255                $   12,748
3/31/2012      $ 13,968                $   14,154
3/31/2013      $ 15,193                $   15,581
3/31/2014      $ 18,276                $   19,199

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Fundamental Growth Fund | Annual Report | 3/31/14

Performance Update | 3/31/14                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class K shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2014)
--------------------------------------------------------------------------------
                                   Russell
                                   1000
               If       If         Growth
Period         Held     Redeemed   Index
--------------------------------------------------------------------------------
10 Years        8.27%    8.27%      7.86%
5 Years        19.10    19.10      21.68
1 Year         21.61    21.61      23.22
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2013)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               0.77%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer Fundamental     Russell 1000
               Growth Fund             Growth Index
3/31/2004      $ 10,000                $   10,000
3/31/2005      $ 10,550                $   10,116
3/31/2006      $ 11,721                $   11,446
3/31/2007      $ 12,355                $   12,254
3/31/2008      $ 12,650                $   12,162
3/31/2009      $  9,241                $    7,992
3/31/2010      $ 12,984                $   11,969
3/31/2011      $ 14,442                $   14,153
3/31/2012      $ 16,586                $   15,714
3/31/2013      $ 18,208                $   17,299
3/31/2014      $ 22,143                $   21,316

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/14 15

Performance Update | 3/31/14                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2014)
--------------------------------------------------------------------------------
                                   Russell
                                   1000
                If      If         Growth
Period          Held    Redeemed   Index
--------------------------------------------------------------------------------
10 Years         8.16%   8.16%      7.86%
5 Years         18.84   18.84      21.68
1 Year          20.84   20.84      23.22
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2013)
--------------------------------------------------------------------------------
                   Gross         Net
--------------------------------------------------------------------------------
                   1.45%         1.40%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer Fundamental     Russell 1000
               Growth Fund             Growth Index
3/31/2004      $ 10,000                $  10,000
3/31/2005      $ 10,550                $  10,116
3/31/2006      $ 11,721                $  11,446
3/31/2007      $ 12,355                $  12,254
3/31/2008      $ 12,650                $  12,162
3/31/2009      $  9,241                $   7,992
3/31/2010      $ 12,984                $  11,969
3/31/2011      $ 14,442                $  14,153
3/31/2012      $ 16,586                $  15,714
3/31/2013      $ 18,131                $  17,299
3/31/2014      $ 21,909                $  21,316

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on April 2, 2012, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning April 2, 2012, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2015, for Class R shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Fundamental Growth Fund | Annual Report | 3/31/14

Performance Update | 3/31/14                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2014)
--------------------------------------------------------------------------------
                                         Russell
                                         1000
               If        If              Growth
Period         Held      Redeemed        Index
--------------------------------------------------------------------------------
10 Years        8.42%     8.42%           7.86%
5 Years        19.41     19.41           21.68
1 Year         21.44     21.44           23.22
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2013)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               0.81%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

               Pioneer Fundamental      Russell 1000
               Growth Fund              Growth Index
3/31/2004      $ 5,000,000              $    5,000,000
3/31/2005      $ 5,274,904              $    5,058,093
3/31/2006      $ 5,860,445              $    5,722,878
3/31/2007      $ 6,177,442              $    6,126,781
3/31/2008      $ 6,324,979              $    6,080,937
3/31/2009      $ 4,620,656              $    3,996,147
3/31/2010      $ 6,514,784              $    5,984,286
3/31/2011      $ 7,285,874              $    7,076,746
3/31/2012      $ 8,399,733              $    7,856,915
3/31/2013      $ 9,238,970              $    8,649,471
3/31/2014      $11,219,898              $   10,657,768

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class Y shares for the period prior to the commencement of operations of Class Y shares on April 8, 2009, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class Y shares, the performance of Class Y shares prior to their inception would have been higher than the performance shown. For the period beginning April 8, 2009, the actual performance of Class Y shares is reflected. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/14 17

Performance Update | 3/31/14                                      Class Z Shares
--------------------------------------------------------------------------------
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class Z shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2014)
--------------------------------------------------------------------------------
                                         Russell
                                         1000
               If        If              Growth
Period         Held      Redeemed        Index
--------------------------------------------------------------------------------
10 Years        8.27%     8.27%           7.86%
5 Years        19.09     19.09           21.68
1 Year         21.41     21.41           23.22
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2013)
--------------------------------------------------------------------------------
               Gross     Net
--------------------------------------------------------------------------------
               1.04%     0.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer Fundamental      Russell 1000
               Growth Fund              Growth Index
3/31/2004      $ 10,000                 $   10,000
3/31/2005      $ 10,550                 $   10,116
3/31/2006      $ 11,721                 $   11,446
3/31/2007      $ 12,355                 $   12,254
3/31/2008      $ 12,650                 $   12,162
3/31/2009      $  9,241                 $    7,992
3/31/2010      $ 12,984                 $   11,969
3/31/2011      $ 14,442                 $   14,153
3/31/2012      $ 16,586                 $   15,714
3/31/2013      $ 18,229                 $   17,299
3/31/2014      $ 22,132                 $   21,316

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of Class Z shares on April 2, 2012, is the net asset value performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception on April 2, 2012, would have been higher than that shown. For the period beginning April 2, 2012, the actual performance of Class Z shares is reflected. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2015, for Class Z shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

18 Pioneer Fundamental Growth Fund | Annual Report | 3/31/14

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an invest-ment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses.You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fundamental Growth Fund

Based on actual returns from October 1, 2013 through March 31, 2014.

-----------------------------------------------------------------------------------------------------------------------
Share Class                      A             B             C             K            R            Y            Z
-----------------------------------------------------------------------------------------------------------------------
Beginning Account            $1,000.00     $1,000.00     $1,000.00     $1,000.00    $1,000.00    $1,000.00    $1,000.00
Value on 10/1/13
-----------------------------------------------------------------------------------------------------------------------
Ending Account               $1,107.29     $1,101.77     $1,102.77     $1,109.07    $1,105.99    $1,108.94    $1,108.06
Value (after expenses)
on 3/31/14
-----------------------------------------------------------------------------------------------------------------------
Expenses Paid                $    5.67     $   11.27     $    9.59     $    3.73    $    7.30    $    4.31    $    4.73
During Period*
-----------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.08%, 2.15%, 1.83%, 0.71% 1.39%, 0.82% and 0.90% multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/14 19

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fundamental Growth Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from October 1, 2013 through March 31, 2014.

------------------------------------------------------------------------------------------------------------------------
Share Class                      A              B             C             K            R            Y            Z
------------------------------------------------------------------------------------------------------------------------
Beginning Account             $1,000.00     $1,000.00     $1,000.00     $1,000.00    $1,000.00    $1,000.00    $1,000.00
Value on 10/1/13
------------------------------------------------------------------------------------------------------------------------
Ending Account                $1,019.55     $1,014.21     $1,015.81     $1,021.39    $1,018.00    $1,020.84    $1,020.44
Value (after expenses)
on 3/31/14
------------------------------------------------------------------------------------------------------------------------
Expenses Paid                 $    5.44     $   10.80     $    9.20     $    3.58    $    6.99    $    4.13    $    4.53
During Period*
------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.08%, 2.15%, 1.83%, 0.71% 1.39%, 0.82% and 0.90% multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).

20 Pioneer Fundamental Growth Fund | Annual Report | 3/31/14

Schedule of Investments | 3/31/14

-----------------------------------------------------------------------------------
 Shares                                                              Value
-----------------------------------------------------------------------------------
              COMMON STOCKS -- 98.2%
              ENERGY -- 4.7%
              Oil & Gas Equipment & Services -- 2.6%
   453,993    Schlumberger, Ltd.                                     $   44,264,318
-----------------------------------------------------------------------------------
              Integrated Oil & Gas -- 1.0%
   188,351    Occidental Petroleum Corp.                             $   17,947,967
-----------------------------------------------------------------------------------
              Oil & Gas Exploration & Production -- 1.1%
   553,321    Cabot Oil & Gas Corp.                                  $   18,746,515
                                                                     --------------
              Total Energy                                           $   80,958,800
-----------------------------------------------------------------------------------
              MATERIALS -- 4.9%
              Fertilizers & Agricultural Chemicals -- 1.3%
   206,058    Monsanto Co.                                           $   23,443,219
-----------------------------------------------------------------------------------
              Industrial Gases -- 1.4%
   185,119    Praxair, Inc.                                          $   24,245,035
-----------------------------------------------------------------------------------
              Specialty Chemicals -- 2.2%
   350,790    Ecolab, Inc.                                           $   37,881,812
                                                                     --------------
              Total Materials                                        $   85,570,066
-----------------------------------------------------------------------------------
              CAPITAL GOODS -- 12.4%
              Aerospace & Defense -- 6.2%
   141,492    Precision Castparts Corp.                              $   35,763,518
   613,039    United Technologies Corp.                                  71,627,477
                                                                     --------------
                                                                     $  107,390,995
-----------------------------------------------------------------------------------
              Industrial Conglomerates -- 3.3%
   424,295    3M Co.                                                 $   57,559,860
-----------------------------------------------------------------------------------
              Construction & Farm Machinery & Heavy Trucks -- 1.6%
   194,780    Cummins, Inc.                                          $   29,020,272
-----------------------------------------------------------------------------------
              Trading Companies & Distributors -- 1.3%
    89,171    WW Grainger, Inc.                                      $   22,529,945
                                                                     --------------
              Total Capital Goods                                    $  216,501,072
-----------------------------------------------------------------------------------
              TRANSPORTATION -- 1.3%
              Air Freight & Logistics -- 1.3%
   233,398    United Parcel Service, Inc. (Class B)                  $   22,728,297
                                                                     --------------
              Total Transportation                                   $   22,728,297
-----------------------------------------------------------------------------------
              CONSUMER SERVICES -- 3.4%
              Restaurants -- 3.4%
   795,469    Starbucks Corp.                                        $   58,371,515
                                                                     --------------
              Total Consumer Services                                $   58,371,515
-----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/14 21

-----------------------------------------------------------------------------------
 Shares                                                              Value
-----------------------------------------------------------------------------------
              MEDIA -- 4.8%
              Movies & Entertainment -- 4.8%
   649,560    The Walt Disney Co.                                    $   52,010,269
   469,834    Time Warner, Inc.                                          30,694,255
                                                                     --------------
                                                                     $   82,704,524
                                                                     --------------
              Total Media                                            $   82,704,524
-----------------------------------------------------------------------------------
              RETAILING -- 6.7%
              Apparel Retail -- 3.4%
   838,278    Ross Stores, Inc.                                      $   59,978,791
-----------------------------------------------------------------------------------
              Home Improvement Retail -- 3.3%
   722,078    The Home Depot, Inc.                                   $   57,138,032
                                                                     --------------
              Total Retailing                                        $  117,116,823
-----------------------------------------------------------------------------------
              FOOD & STAPLES RETAILING -- 3.7%
              Drug Retail -- 3.7%
   854,073    CVS Caremark Corp.                                     $   63,935,905
                                                                     --------------
              Total Food & Staples Retailing                         $   63,935,905
-----------------------------------------------------------------------------------
              FOOD, BEVERAGE & TOBACCO -- 4.6%
              Soft Drinks -- 2.0%
   423,243    PepsiCo., Inc.                                         $   35,340,790
-----------------------------------------------------------------------------------
              Tobacco -- 2.6%
   541,810    Philip Morris International, Inc.                      $   44,357,985
                                                                     --------------
              Total Food, Beverage & Tobacco                         $   79,698,775
-----------------------------------------------------------------------------------
              HOUSEHOLD & PERSONAL PRODUCTS -- 4.8%
              Household Products -- 3.5%
   555,306    Colgate-Palmolive Co.                                  $   36,022,700
   297,326    The Procter & Gamble Co.                                   23,964,476
                                                                     --------------
                                                                     $   59,987,176
-----------------------------------------------------------------------------------
              Personal Products -- 1.3%
   347,545    The Estee Lauder Companies, Inc.                       $   23,243,810
                                                                     --------------
              Total Household & Personal Products                    $   83,230,986
-----------------------------------------------------------------------------------
              HEALTH CARE EQUIPMENT & SERVICES -- 5.2%
              Health Care Equipment -- 2.8%
   661,283    Covidien Plc                                           $   48,710,106
-----------------------------------------------------------------------------------
              Health Care Services -- 2.4%
   547,465    Express Scripts Holding Co.*                           $   41,109,147
                                                                     --------------
              Total Health Care Equipment & Services                 $   89,819,253
-----------------------------------------------------------------------------------
              PHARMACEUTICALS, BIOTECHNOLOGY &
              LIFE SCIENCES -- 13.0%
              Biotechnology -- 6.1%
   330,299    Celgene Corp.*                                         $   46,109,740
   647,646    Gilead Sciences, Inc.*                                     45,892,196
   195,430    Vertex Pharmaceuticals, Inc.*                              13,820,810
                                                                     --------------
                                                                     $  105,822,746
-----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Fundamental Growth Fund | Annual Report | 3/31/14

-----------------------------------------------------------------------------------
 Shares                                                              Value
-----------------------------------------------------------------------------------
              Pharmaceuticals -- 2.9%
   398,572    Allergan, Inc.                                         $   49,462,785
-----------------------------------------------------------------------------------
              Life Sciences Tools & Services -- 4.0%
   582,151    Thermo Fisher Scientific, Inc.                         $   69,997,836
                                                                     --------------
              Total Pharmaceuticals, Biotechnology & Life Sciences   $  225,283,367
-----------------------------------------------------------------------------------
              DIVERSIFIED FINANCIALS -- 2.5%
              Specialized Finance -- 2.5%
   217,321    IntercontinentalExchange Group, Inc.                   $   42,992,613
                                                                     --------------
              Total Diversified Financials                           $   42,992,613
-----------------------------------------------------------------------------------
              SOFTWARE & SERVICES -- 14.1%
              Internet Software & Services -- 4.8%
    74,302    Google, Inc.*                                          $   82,810,322
-----------------------------------------------------------------------------------
              Data Processing & Outsourced Services -- 4.2%
   984,925    MasterCard, Inc.                                       $   73,573,898
-----------------------------------------------------------------------------------
              Systems Software -- 5.1%
 2,155,039    Microsoft Corp.                                        $   88,335,049
                                                                     --------------
              Total Software & Services                              $  244,719,269
-----------------------------------------------------------------------------------
              TECHNOLOGY HARDWARE & EQUIPMENT -- 9.0%
              Communications Equipment -- 3.2%
   701,913    Qualcomm, Inc.                                         $   55,352,859
-----------------------------------------------------------------------------------
              Computer Hardware -- 4.5%
   146,217    Apple, Inc.                                            $   78,480,513
-----------------------------------------------------------------------------------
              Computer Storage & Peripherals -- 1.3%
   858,289    EMC Corp.                                              $   23,525,701
                                                                     --------------
              Total Technology Hardware & Equipment                  $  157,359,073
-----------------------------------------------------------------------------------
              SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.2%
              Semiconductors -- 3.2%
   390,216    Analog Devices, Inc.                                   $   20,736,078
   640,249    Xilinx, Inc.                                               34,746,313
                                                                     --------------
                                                                     $   55,482,391
                                                                     --------------
              Total Semiconductors & Semiconductor Equipment         $   55,482,391
-----------------------------------------------------------------------------------
              TOTAL COMMON STOCKS
              (Cost $1,254,085,937)                                  $1,706,472,729
-----------------------------------------------------------------------------------
              TOTAL INVESTMENT IN SECURITIES -- 98.2%
              (Cost $1,254,085,937) (a)                              $1,706,472,729
-----------------------------------------------------------------------------------
              OTHER ASSETS & LIABILITIES -- 1.8%                     $   32,032,549
-----------------------------------------------------------------------------------
              TOTAL NET ASSETS -- 100.0%                             $1,738,505,278
===================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/14 23

*    Non-income producing security.

(a) At March 31, 2014, the net unrealized appreciation on investments based on cost for federal income tax purposes of $1,256,437,400 was as follows:

          Aggregate gross unrealized appreciation for all investments in
              which there is an excess of value over tax cost                   $455,729,011

          Aggregate gross unrealized depreciation for all investments in
              which there is an excess of tax cost over value                     (5,693,682)
                                                                                ------------
          Net unrealized appreciation                                           $450,035,329
                                                                                ============

Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2014 aggregated $673,969,566 and $300,463,921, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of March 31, 2014, in valuing the Fund's investments:

--------------------------------------------------------------------------------
                      Level 1           Level 2        Level 3    Total
--------------------------------------------------------------------------------
Common Stocks         $1,706,472,729    $ --           $ --       $1,706,472,729
--------------------------------------------------------------------------------
Total                 $1,706,472,729    $ --           $ --       $1,706,472,729
================================================================================

During the year ended March 31, 2014, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Fundamental Growth Fund | Annual Report | 3/31/14

Statement of Assets and Liabilities | 3/31/14

ASSETS:
  Investment in securities (cost $1,254,085,937)                   $1,706,472,729
  Cash                                                                 26,498,841
  Receivables --
     Fund shares sold                                                   6,623,889
     Dividends                                                          1,095,013
     Due from Pioneer Investment Management, Inc.                         122,995
  Prepaid expenses                                                         73,532
---------------------------------------------------------------------------------
        Total assets                                               $1,740,886,999
---------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Fund shares repurchased                                       $    1,777,356
  Due to affiliates                                                       540,460
  Accrued expenses                                                         63,905
---------------------------------------------------------------------------------
        Total liabilities                                          $    2,381,721
---------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                  $1,261,221,651
  Undistributed net investment income                                   1,782,725
  Accumulated net realized gain on investments                         23,114,110
  Net unrealized appreciation on investments                          452,386,792
---------------------------------------------------------------------------------
        Total net assets                                           $1,738,505,278
=================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $644,526,916/38,689,797 shares)                $        16.66
  Class B (based on $3,124,948/201,893 shares)                     $        15.48
  Class C (based on $174,564,708/11,147,530 shares)                $        15.66
  Class K (based on $31,500,963/1,892,945 shares)                  $        16.64
  Class R (based on $40,703,422/2,466,597 shares)                  $        16.50
  Class Y (based on $842,679,867/50,249,179 shares)                $        16.77
  Class Z (based on $1,404,454/84,385 shares)                      $        16.64
MAXIMUM OFFERING PRICE:
  Class A ($16.66 (divided by) 94.25%)                             $        17.68
=================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/14 25

Statement of Operations

For the Year Ended 3/31/14

INVESTMENT INCOME:
  Dividends                                                          $22,250,368
  Interest                                                                16,696
-----------------------------------------------------------------------------------------------
        Total investment income                                                    $ 22,267,064
===============================================================================================
EXPENSES:
  Management fees                                                    $ 9,162,820
  Transfer agent fees
     Class A                                                             208,103
     Class B                                                              10,101
     Class C                                                              37,453
     Class K                                                                 209
     Class R                                                              10,148
     Class Y                                                               7,286
     Class Z                                                                 675
  Distribution fees
     Class A                                                           1,456,081
     Class B                                                              31,623
     Class C                                                           1,370,632
     Class R                                                             100,191
  Shareholder communications expense                                   1,926,079
  Administrative reimbursements                                          439,771
  Custodian fees                                                          24,215
  Registration fees                                                      185,941
  Professional fees                                                       93,230
  Printing expense                                                        35,300
  Fees and expenses of nonaffiliated Trustees                             51,353
  Miscellaneous                                                           36,017
-----------------------------------------------------------------------------------------------
     Total expenses                                                                $ 15,187,228
     Less fees waived and expenses reimbursed
        by Pioneer Investment Management, Inc.                                         (289,208)
-----------------------------------------------------------------------------------------------
     Net expenses                                                                  $ 14,898,020
-----------------------------------------------------------------------------------------------
        Net investment income                                                      $  7,369,044
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                                 $ 57,722,432
  Change in net unrealized appreciation on investments                             $204,361,102
-----------------------------------------------------------------------------------------------
  Net gain on investments                                                          $262,083,534
-----------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                             $269,452,578
===============================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Fundamental Growth Fund | Annual Report | 3/31/14

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------
                                                           Year Ended       Year Ended
                                                           3/31/14          3/31/13
------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                      $    7,369,044   $    6,247,366
Net realized gain on investments and class actions             57,722,432       25,575,410
Change in net unrealized appreciation on investments          204,361,102       70,664,284
------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations  $  269,452,578   $  102,487,060
------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.06 and $0.06 per share, respectively)     $   (2,482,445)  $   (1,650,780)
     Class C ($0.00 and $0.01 per share, respectively)                 --          (41,357)
     Class K ($0.11 and $0.10 per share, respectively)           (146,526)             (75)
     Class R ($0.08 and $0.09 per share, respectively)           (173,280)          (5,884)
     Class Y ($0.09 and $0.10 per share, respectively)         (3,986,805)      (3,985,154)
     Class Z ($0.10 and $0.10 per share, respectively)             (8,022)            (556)
Net realized gain:
     Class A ($0.62 and $0.11 per share, respectively)        (23,244,470)      (2,968,572)
     Class B ($0.62 and $0.11 per share, respectively)           (129,871)         (24,208)
     Class C ($0.62 and $0.11 per share, respectively)         (6,228,073)        (532,125)
     Class K ($0.62 and $0.00 per share, respectively)           (113,809)              --
     Class R ($0.62 and $0.11 per share, respectively)         (1,283,428)          (1,919)
     Class Y ($0.62 and $0.11 per share, respectively)        (27,940,201)      (4,331,818)
     Class Z ($0.62 and $0.11 per share, respectively)            (45,158)            (154)
------------------------------------------------------------------------------------------
         Total distributions to shareowners                $  (65,782,088)  $  (13,542,602)
==========================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares               $  923,358,524   $  598,340,916
Reinvestment of distributions                                  57,739,778       12,336,661
Cost of shares repurchased                                   (536,288,335)    (397,360,188)
------------------------------------------------------------------------------------------
     Net increase in net assets resulting
         from Fund share transactions                      $  444,809,967   $  213,317,389
------------------------------------------------------------------------------------------
     Net increase in net assets                            $  648,480,457   $  302,261,847
NET ASSETS:
Beginning of year                                           1,090,024,821      787,762,974
------------------------------------------------------------------------------------------
End of year                                                $1,738,505,278   $1,090,024,821
------------------------------------------------------------------------------------------
Undistributed net investment income                        $    1,782,725   $    1,210,759
==========================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/14 27

-----------------------------------------------------------------------------------------------
                                  '14 Shares     '14 Amount         '13 Shares    '13 Amount
-----------------------------------------------------------------------------------------------
Class A
Shares sold                        22,110,498    $ 346,917,913      17,626,103    $ 234,747,570
Reinvestment of distributions       1,445,202       23,486,413         336,370        4,440,108
Less shares repurchased           (15,339,964)    (246,637,720)    (13,717,812)    (181,951,822)
-----------------------------------------------------------------------------------------------
      Net increase                  8,215,736    $ 123,766,606       4,244,661    $  57,235,856
===============================================================================================
Class B
Shares sold or exchanged               56,558    $     831,773          76,913    $     971,467
Reinvestment of distributions           7,658          115,401           1,784           22,092
Less shares repurchased               (95,005)      (1,394,313)       (118,631)      (1,480,233)
-----------------------------------------------------------------------------------------------
      Net decrease                    (30,789)   $    (447,139)        (39,934)   $    (486,674)
===============================================================================================
Class C
Shares sold                         5,540,882    $  81,669,738       4,626,989    $  58,688,461
Reinvestment of distributions         316,242        4,816,358          37,216          464,180
Less shares repurchased            (1,298,988)     (19,542,874)       (769,831)      (9,743,291)
-----------------------------------------------------------------------------------------------
      Net increase                  4,558,136    $  66,943,222       3,894,374    $  49,409,350
===============================================================================================
Class K
Shares sold                         1,986,520    $  32,284,562             748    $      10,000
Reinvestment of distributions          15,892          260,335              --               --
Less shares repurchased              (110,215)      (1,803,586)             --               --
-----------------------------------------------------------------------------------------------
      Net increase                  1,892,197    $  30,741,311             748    $      10,000
===============================================================================================
Class R
Shares sold                         2,505,292    $  39,892,360         181,346    $   2,466,995
Reinvestment of distributions          81,110        1,308,812             473            6,220
Less shares repurchased              (290,813)      (4,679,817)        (10,811)        (151,184)
-----------------------------------------------------------------------------------------------
      Net increase                  2,295,589    $  36,521,355         171,008    $   2,322,031
===============================================================================================
Class Y
Shares sold                        26,560,882    $ 420,549,032      22,663,768    $ 301,376,832
Reinvestment of distributions       1,691,243       27,699,278         557,257        7,403,503
Less shares repurchased           (16,761,997)    (262,173,534)    (14,798,807)    (204,032,532)
-----------------------------------------------------------------------------------------------
      Net increase                 11,490,128    $ 186,074,776       8,422,218    $ 104,747,803
===============================================================================================
Class Z
Shares sold                            78,674    $   1,213,146           5,992    $      79,591
Reinvestment of distributions           3,266           53,181              42              558
Less shares repurchased                (3,510)         (56,491)            (79)          (1,126)
-----------------------------------------------------------------------------------------------
      Net increase                     78,430    $   1,209,836           5,955    $      79,023
===============================================================================================

The accompanying notes are an integral part of these financial statements.

28 Pioneer Fundamental Growth Fund | Annual Report | 3/31/14

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------
                                                                    Year        Year        Year        Year       Year
                                                                    Ended       Ended       Ended       Ended      Ended
                                                                    3/31/14     3/31/13     3/31/12     3/31/11    3/31/10
-----------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                $  14.33    $  13.23    $  11.86    $  10.96   $   8.25
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                            $   0.06    $   0.07    $   0.02    $   0.03   $   0.02
   Net realized and unrealized gain on investments                      2.95        1.20        1.68        1.17       3.29
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations    $   3.01    $   1.27    $   1.70    $   1.20   $   3.31
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                            $  (0.06)   $  (0.06)   $  (0.03)   $  (0.02)  $  (0.02)
   Net realized gain                                                   (0.62)      (0.11)      (0.30)      (0.28)     (0.58)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 $  (0.68)   $  (0.17)   $  (0.33)   $  (0.30)  $  (0.60)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $   2.33    $   1.10    $   1.37    $   0.90   $   2.71
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  16.66    $  14.33    $  13.23    $  11.86   $  10.96
=============================================================================================================================
Total return*                                                          21.16%       9.64%      14.84%      11.23%     40.50%
Ratio of net expenses to average net assets                             1.08%       1.09%       1.19%       1.25%      1.25%
Ratio of net investment income to average net assets                    0.46%       0.54%       0.28%       0.25%      0.14%
Portfolio turnover rate                                                   21%         28%         16%         18%        45%
Net assets, end of period (in thousands)                            $644,527    $436,682    $346,987    $123,305   $117,218
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reductions for fees paid indirectly:
   Total expenses                                                       1.13%       1.20%       1.19%       1.28%      1.47%
   Net investment income (loss)                                         0.41%       0.43%       0.28%       0.22%     (0.07)%
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/14 29

-----------------------------------------------------------------------------------------------------------------------------
                                                               Year       Year         Year       Year        Year
                                                               Ended      Ended        Ended      Ended       Ended
                                                               3/31/14    3/31/13      3/31/12    3/31/11     3/31/10
-----------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                           $ 13.45    $ 12.50      $ 11.30    $ 10.53     $  8.01
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment loss                                         $ (0.09)   $ (0.07)(a)  $ (0.09)   $ (0.07)(a) $ (0.05)(a)
   Net realized and unrealized gain on investments                2.74       1.13         1.59       1.12        3.15
-----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations          $  2.65    $  1.06      $  1.50    $  1.05     $  3.10
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net realized gain                                           $ (0.62)   $ (0.11)     $ (0.30)   $ (0.28)    $ (0.58)
-----------------------------------------------------------------------------------------------------------------------------
Net increase in net asset value                                $  2.03    $  0.95      $  1.20    $  0.77     $  2.52
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 15.48    $ 13.45      $ 12.50    $ 11.30     $ 10.53
=============================================================================================================================
Total return*                                                    19.84%      8.51%(b)    13.77%     10.26%      39.09%
Ratio of net expenses to average net assets                       2.15%      2.15%        2.15%      2.15%       2.15%
Ratio of net investment loss to average net assets               (0.62)%    (0.53)%      (0.71)%    (0.65)%     (0.71)%
Portfolio turnover rate                                             21%        28%          16%        18%         45%
Net assets, end of period (in thousands)                       $ 3,125    $ 3,128      $ 3,407    $ 4,029     $ 4,114
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reductions for fees paid indirectly:
   Total expenses                                                 2.18%      2.26%        2.29%      1.28%       2.53%
   Net investment loss                                           (0.65)%    (0.64)%      (0.85)%    (0.73)%     (1.09)%
=============================================================================================================================

(a) The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating fair values of the investments of the Fund.

(b) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended March 31, 2013, the total return would have been 8.47%.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

The  accompanying notes are an integral part of these financial statements.

30 Pioneer Fundamental Growth Fund | Annual Report | 3/31/14

-----------------------------------------------------------------------------------------------------------------------------
                                                               Year         Year        Year        Year         Year
                                                               Ended        Ended       Ended       Ended        Ended
                                                               3/31/14      3/31/13     3/31/12     3/31/11      3/31/10
-----------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                           $   13.55    $ 12.57     $  11.34    $  10.56     $   8.02
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment loss                                         $   (0.04)   $ (0.02)(a) $  (0.04)   $  (0.05)(a) $   (0.04)(a)
   Net realized and unrealized gain on investments                  2.77       1.12         1.57        1.11         3.16
-----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations          $    2.73    $  1.10     $   1.53    $   1.06     $   3.12
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                       $      --    $ (0.01)    $     --    $     --     $     --
   Net realized gain                                               (0.62)     (0.11)       (0.30)      (0.28)       (0.58)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                            $   (0.62)   $ (0.12)    $  (0.30)   $  (0.28)    $  (0.58)
-----------------------------------------------------------------------------------------------------------------------------
Net increase in net asset value                                $    2.11    $  0.98     $   1.23    $   0.78     $   2.54
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $   15.66    $ 13.55     $  12.57    $  11.34     $  10.56
=============================================================================================================================
Total return*                                                      20.29%      8.77%       13.98%      10.33%       39.29%
Ratio of net expenses to average net assets                         1.83%      1.91%        1.96%       2.03%        2.15%
Ratio of net investment loss to average net assets                 (0.28)%    (0.23)%      (0.50)%     (0.52)%      (0.72)%
Portfolio turnover rate                                               21%        28%          16%         18%          45%
Net assets, end of period (in thousands)                       $ 174,565    $89,299     $ 33,880    $ 15,149     $ 11,331
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reductions for fees paid indirectly:
   Total expenses                                                   1.83%      1.91%        1.96%       2.03%        2.31%
   Net investment loss                                             (0.28)%    (0.23)%      (0.50)%     (0.52)%      (0.88)%
=============================================================================================================================

(a) The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating fair values of the investments of the Fund.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/14 31

---------------------------------------------------------------------------------------------
                                                                  Year
                                                                  Ended       12/20/12(a) to
                                                                  3/31/14     3/31/13
---------------------------------------------------------------------------------------------
 Class K
 Net asset value, beginning of period                             $ 14.30     $ 13.37
---------------------------------------------------------------------------------------------
 Increase from investment operations:
   Net investment income                                          $  0.06     $  0.03
   Net realized and unrealized gain on investments                   3.01        1.00
---------------------------------------------------------------------------------------------
 Net increase in net assets from investment operations            $  3.07     $  1.03
---------------------------------------------------------------------------------------------
 Distributions to shareowners:
   Net investment income                                          $ (0.11)    $ (0.10)
   Net realized gain                                                (0.62)         --
---------------------------------------------------------------------------------------------
 Total Distributions                                              $ (0.73)    $ (0.10)
---------------------------------------------------------------------------------------------
 Net increase in net asset value                                  $  2.34     $  0.93
---------------------------------------------------------------------------------------------
 Net asset value, end of period                                   $ 16.64     $ 14.30
=============================================================================================
 Total return*                                                      21.61%       7.77%(b)(c)
 Ratio of net expenses to average net assets                         0.71%       0.77%**
 Ratio of net investment income to average net assets                0.85%       0.77%**
 Portfolio turnover rate                                               21%         28%
 Net assets, end of period (in thousands)                         $31,501     $    11
 Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reductions for fees paid indirectly:
   Total expenses                                                    0.71%       0.77%**
   Net investment income                                             0.85%       0.77%**
=============================================================================================

(a)  Class K shares were first publicly offered on December 20, 2012.

(b) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended March 31, 2013, the total return would have been 7.74%.

(c)  Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Fundamental Growth Fund | Annual Report | 3/31/14

---------------------------------------------------------------------------------------------
                                                                  Year
                                                                  Ended       4/12/12(a) to
                                                                  3/31/14     3/31/13
---------------------------------------------------------------------------------------------
 Class R
 Net asset value, beginning of period                             $ 14.25     $ 13.34
---------------------------------------------------------------------------------------------
 Increase from investment operations:
   Net investment income                                          $  0.01     $  0.06
   Net realized and unrealized gain on investments                   2.94        1.05
---------------------------------------------------------------------------------------------
 Net increase in net assets from investment operations            $  2.95     $  1.11
---------------------------------------------------------------------------------------------
 Distributions to shareowners:
   Net investment income                                          $ (0.08)    $ (0.09)
   Net realized gain                                                (0.62)      (0.11)
---------------------------------------------------------------------------------------------
 Total distributions                                              $ (0.70)    $ (0.20)
---------------------------------------------------------------------------------------------
 Net increase in net asset value                                  $  2.25     $  0.91
---------------------------------------------------------------------------------------------
 Net asset value, end of period                                   $ 16.50     $ 14.25
=============================================================================================
 Total return*                                                      20.84%       8.42%(b)(c)
 Ratio of net expenses to average net assets                         1.39%       1.40%**
 Ratio of net investment income to average net assets                0.18%       0.27%**
 Portfolio turnover rate                                               21%         28%
 Net assets, end of period (in thousands)                         $40,703     $ 2,437
 Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reductions for fees paid indirectly:
   Total expenses                                                    1.39%       1.45%**
   Net investment income                                             0.18%       0.21%**
=============================================================================================

(a)  Class R shares were first publicly offered on April 2, 2012.

(b) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended March 31, 2013, the total return would have been 8.41%.

(c)  Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/14 33

-----------------------------------------------------------------------------------------------------------------------------
                                                               Year       Year          Year       Year       4/8/09 (a)
                                                               Ended      Ended         Ended      Ended      to
                                                               3/31/14    3/31/13       3/31/12    3/31/11    3/31/10
-----------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                           $  14.41   $  13.30      $  11.91   $  10.99   $   8.40
-----------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                       $   0.10   $   0.10      $   0.07   $   0.08   $   0.03
   Net realized and unrealized gain on investments                 2.97       1.22          1.69       1.19       3.17
-----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations          $   3.07   $   1.32      $   1.76   $   1.27   $   3.20
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                       $  (0.09)  $  (0.10)     $  (0.07)  $  (0.07)  $  (0.03)
   Net realized gain                                              (0.62)     (0.11)        (0.30)     (0.28)     (0.58)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                            $  (0.71)  $  (0.21)     $  (0.37)  $  (0.35)  $  (0.61)
-----------------------------------------------------------------------------------------------------------------------------
Net increase in net asset value                                $   2.36   $   1.11      $   1.39   $   0.92   $   2.59
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  16.77   $  14.41      $  13.30   $  11.91   $  10.99
=============================================================================================================================
Total return*                                                     21.44%      9.99%(c)     15.29%     11.84%     38.49%(b)
Ratio of net expenses to average net assets                        0.82%      0.81%         0.78%      0.78%      0.89%**
Ratio of net investment income to average net assets               0.72%      0.85%         0.67%      0.72%      0.46%**
Portfolio turnover rate                                              21%        28%           16%        18%        45%
Net assets, end of period (in thousands)                       $842,680   $558,383      $403,490   $226,409   $238,017
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reductions for fees paid indirectly:
   Total expenses                                                  0.82%      0.81%         0.78%      0.78%      0.97%**
   Net investment income                                           0.72%      0.85%         0.67%      0.72%      0.38%**
=============================================================================================================================

(a)  Class Y shares were first publicly offered on April 8, 2009.

(b)  Not annualized.

(c) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended March 31, 2013, the total return would have been 9.96%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Fundamental Growth Fund | Annual Report | 3/31/14

---------------------------------------------------------------------------------------------
                                                                  Year
                                                                  Ended       4/2/12(a) to
                                                                  3/31/14     3/31/13
---------------------------------------------------------------------------------------------
 Class Z
 Net asset value, beginning of period                             $ 14.32     $ 13.34
---------------------------------------------------------------------------------------------
 Increase from investment operations:
   Net investment income                                          $  0.06     $  0.05
   Net realized and unrealized gain on investments                   2.98        1.14
---------------------------------------------------------------------------------------------
 Net increase in net assets from investment operations            $  3.04     $  1.19
---------------------------------------------------------------------------------------------
 Distributions to shareowners:
   Net investment income                                          $ (0.10)    $ (0.10)
   Net realized gain                                                (0.62)      (0.11)
---------------------------------------------------------------------------------------------
 Total distributions                                              $ (0.72)    $ (0.21)
---------------------------------------------------------------------------------------------
 Net increase in net asset value                                  $  2.32     $  0.98
---------------------------------------------------------------------------------------------
 Net asset value, end of period                                   $ 16.64     $ 14.32
=============================================================================================
 Total return*                                                      21.41%       9.00%(b)(c)
 Ratio of net expenses to average net assets                         0.90%       0.90%**
 Ratio of net investment income to average net assets                0.68%       0.73%**
 Portfolio turnover rate                                               21%         28%
 Net assets, end of period (in thousands)                         $ 1,404     $    85
 Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reductions for fees paid indirectly:
   Net expenses                                                      0.99%       1.04%**
   Net investment income                                             0.59%       0.59%**
=============================================================================================

(a)  Class Z shares were first publicly offered on April 2, 2012.

(b) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended March 31, 2013, the total return would have been 8.99%.

(c)  Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/14 35

Notes to Financial Statements | 3/31/14

1. Organization and Significant Accounting Policies

Pioneer Fundamental Growth Fund (the Fund) is a series of Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital growth.

The Fund offers seven classes of shares designated as Class A, Class B, Class C, Class K, Class R, Class Y and Class Z shares. Class Y shares were first publicly offered on April 8, 2009. Class R and Class Z shares were first publicly offered on April 2, 2012. Class K shares were first publicly offered on December 20, 2012. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K, Class Y or Class Z shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

36 Pioneer Fundamental Growth Fund | Annual Report | 3/31/14

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
     (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair valued methods approved by the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

     At March 31, 2014, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services).

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/14 37

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2014, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of distributions paid during the year ended March 31, 2014 and March 31, 2013 was as follows:

     ---------------------------------------------------------------------------
                                                             2014           2013
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                  $ 6,910,930    $ 5,683,806
     Long-term capital gain                            58,871,158      7,858,796
     ---------------------------------------------------------------------------
          Total                                       $65,782,088    $13,542,602
     ===========================================================================

38 Pioneer Fundamental Growth Fund | Annual Report | 3/31/14

     The following shows the components of distributable earnings on a federal income tax basis at March 31, 2014:

     ---------------------------------------------------------------------------
                                                                            2014
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                  $  1,987,925
     Undistributed long-term gain                                     25,260,373
     Net unrealized appreciation                                     450,035,329
     ---------------------------------------------------------------------------
          Total                                                     $477,283,627
     ===========================================================================


     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly-owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $131,284 in underwriting commissions on the sale of Class A shares during the year ended March 31, 2014.

D.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class R, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/14 39

E.   Risks

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

F.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly-owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion and 0.60% on assets over $1 billion. For the year ended March 31, 2014, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.63% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.09%, 2.15%, 2.15%, 1.40% and 0.90% of the average daily net assets attributable to Class A, Class B, Class C, Class R and Class Z shares, respectively. Class K and Class Y shares do not have an expense limitation. Fees waived and expenses reimbursed during the year ended March 31, 2014 are reflected on the Statement of Operations. These expense limitations are in effect through August 1, 2015. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $135,874 in management fees, administrative costs and certain other reimbursements payable to PIM at March 31, 2014.

40 Pioneer Fundamental Growth Fund | Annual Report | 3/31/14

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended March 31, 2014, such out-of-pocket expenses by class of shares were as follows:

-------------------------------------------------------------------------------
Shareholder Communications:
-------------------------------------------------------------------------------
Class A                                                              $  880,628
Class B                                                                   5,312
Class C                                                                 142,311
Class K                                                                      27
Class R                                                                  29,702
Class Y                                                                 866,193
Class Z                                                                   1,906
-------------------------------------------------------------------------------
   Total                                                             $1,926,079
===============================================================================

Included in "Due from affiliates" reflected on the Statement of Assets and Liabilities is $365,660 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at March 31, 2014.

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $38,926 in distribution fees payable to PFD at March 31, 2014.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/14 41 services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class K, Class R, Class Y and Class Z shares) may be subject to a contingent deferred sales charge
(CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R, Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the year ended March 31, 2014, CDSCs in the amount of $81,782 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended March 31, 2014, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 12, 2014 was in the amount of $215 million. As of February 12, 2014, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% (0.85% as of February 12, 2014) on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended March 31, 2014 the Fund had no borrowings under the credit facility.

42 Pioneer Fundamental Growth Fund | Annual Report | 3/31/14

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust X and the Shareowners of Pioneer Fundamental Growth Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Fundamental Growth Fund (the "Fund") (one of the portfolios constituting Pioneer Series Trust X) as of March 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Fundamental Growth Fund at March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                       /s/ Ernst & Young LLP

Boston, Massachusetts
May 22, 2014

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/14 43

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Fundamental Growth Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2013 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2013, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2013 and September 2013. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, and November, 2013 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at regularly scheduled meetings.

At a meeting held on November 12, 2013, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in

44 Pioneer Fundamental Growth Fund | Annual Report | 3/31/14

PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees review the Fund's performance on a regular basis, based on analysis and data prepared by PIM for this purpose and discuss performance issues with PIM on an ongoing basis. For purposes of their contract renewal deliberations, the Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the fourth quintile of its Morningstar category for the one year period ended June 30, 2013, in the second quintile of its Morningstar category for the three and ten year periods ended June 30, 2013, and in the first quintile of its Morningstar category for the five year period ended June 30, 2013. The Trustees noted the discussions held throughout the year regarding the Fund's performance and confirmed that those discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. They indicated that they were satisfied with the discussions with PIM with respect to the Fund's performance.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/14 45

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2013 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level.

The Trustees considered that the expense ratio of the Fund's Class A shares for the twelve months ended June 30, 2013 was in the second quintile relative to its Morningstar peer group and in the first quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees also considered that the expense ratio of the Fund's Class Y shares for the twelve months ended June 30, 2013 was in the second quintile relative to both its Morningstar peer group and its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Fund.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's

46 Pioneer Fundamental Growth Fund | Annual Report | 3/31/14 profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a fund-by-fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Fund. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/14 47

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a Trustee of each of the 55 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as Trustee of 50 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

48 Pioneer Fundamental Growth Fund | Annual Report | 3/31/14

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                    Term of Office and                                                      Other Directorships
Position Held with the Fund      Length of Service            Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (63)             Trustee since 2006.          Private investor (2004-2008 and            Director, Broadridge
Chairman of the Board            Serves until a successor     2013-present); Chairman (2008 - 2013)      Financial Solutions,
and Trustee                      trustee is elected or        and Chief Executive Officer (2008 -        Inc. (investor
                                 earlier                      2012), Quadriserv, Inc. (technology        communications and
                                 retirement or removal.       products for securities lending            securities processing
                                                              industry); and Senior Executive Vice       provider for financial
                                                              President, The Bank of New York            services industry) (2009
                                                              (financial and securities services) (1986  - present); Director,
                                                              - 2004)                                    Quadriserv, Inc. (2005 -
                                                                                                         2013); and Commissioner,
                                                                                                         New Jersey State Civil
                                                                                                         Service Commission (2011
                                                                                                         - present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (70)               Trustee since 2005.          Managing Partner, Federal City Capital     Director of Enterprise
Trustee                          Serves until a successor     Advisors (corporate advisory services      Community Investment,
                                 trustee is elected or        company) (1997 - 2004 and 2008 -           Inc. (privately held
                                 earlier                      present); Interim Chief Executive          affordable housing
                                 retirement or removal.       Officer, Oxford Analytica, Inc.            finance company) (1985 -
                                                              (privately held research and consulting    2010); Director of
                                                              company) (2010); Executive Vice            Oxford Analytica, Inc.
                                                              President and Chief Financial Officer,     (2008 - present);
                                                              I-trax, Inc. (publicly traded health       Director of The Swiss
                                                              care services company) (2004 - 2007);      Helvetia Fund, Inc.
                                                              and Executive Vice President and Chief     (closed-end fund) (2010
                                                              Financial Officer, Pedestal Inc.           - present); and Director
                                                              (internet-based mortgage trading           of New York Mortgage
                                                              company) (2000 - 2002)                     Trust (publicly traded
                                                                                                         mortgage REIT) (2004 -
                                                                                                         2009, 2012 - present)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (69)        Trustee since 2008.          William Joseph Maier Professor of          Trustee, Mellon
Trustee                          Serves until a successor     Political Economy, Harvard University      Institutional Funds
                                 trustee is elected or        (1972 - present)                           Investment Trust and
                                 earlier                                                                 Mellon Institutional
                                 retirement or removal.                                                  Funds Master Portfolio
                                                                                                         (oversaw 17 portfolios
                                                                                                         in fund complex)
                                                                                                         (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/14 49

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                         Other Directorships
Position Held with the Fund     Length of Service               Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (66)       Trustee since 2002.             Founding Director, Vice President and      None
Trustee                         Serves until a successor        Corporate Secretary, The Winthrop Group,
                                trustee is elected or earlier   Inc. (consulting firm) (1982 - present);
                                retirement or removal.          Desautels Faculty of Management, McGill
                                                                University (1999 - present); and Manager
                                                                of Research Operations and
                                                                Organizational Learning, Xerox PARC,
                                                                Xerox's advance research center
                                                                (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marc O. Mayer (56)+             Trustee since 2014.             Founding Partner and Chief Executive       Trustee, Alliance
Trustee                         Serves until a successor        Officer, Alignment Financial Services      Bernstein Mutual Funds
                                trustee is elected or earlier   (investment management) (2013- present);   (oversaw 92 funds in
                                retirement or removal.          Chief Executive Officer and Director, GMO  fund complex)
                                                                LLC (investment management) (2009-2011);   (2003-2008); Board of
                                                                Executive Vice President, Alliance         Overseers, Columbia
                                                                Bernstein LP (investment management)       Business School
                                                                (2000-2009); and Executive Vice            (2010-present); and
                                                                President and Director, Sanford C.         Director, Alpha Parity
                                                                Bernstein & Co., LLC (investment           LLC (hedge fund)
                                                                management) (1989-2000)                    (2013-present)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (65)        Trustee since 2002.             President and Chief Executive Officer,     Director of New America
Trustee                         Serves until a successor        Newbury, Piret & Company, Inc.             High Income Fund, Inc.
                                trustee is elected or earlier   (investment banking firm) (1981 -          (closed-end investment
                                retirement or removal.          present)                                   company) (2004 -
                                                                                                           present); and member,
                                                                                                           Board of Governors,
                                                                                                           Investment Company
                                                                                                           Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (85)            Trustee since 2002.             Senior Counsel, Sullivan & Cromwell LLP    Director, The Swiss
Trustee                         Serves until a successor        (law firm) (1998 - present); and Partner,  Helvetia Fund, Inc.
                                trustee is elected or earlier   Sullivan & Cromwell LLP (prior to 1998)    (closed-end investment
                                retirement or removal.                                                     company) (1995 - 2012);
                                                                                                           and Director, Invesco,
                                                                                                           Ltd. (formerly AMVESCAP,
                                                                                                           PLC) (investment
                                                                                                           manager) (1997-2005)
------------------------------------------------------------------------------------------------------------------------------------

+    Mr. Mayer resigned as a Trustee of the Pioneer Funds effective May 6, 2014.

50 Pioneer Fundamental Growth Fund | Annual Report | 3/31/14

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                         Other Directorships
Position Held with the Fund     Length of Service               Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (55)*       Trustee since 2007.             Chairman (2013 - present), Director, CEO   None
Trustee, President and          Serves until a successor        and President of PIM-USA (since February
Chief Executive Officer         trustee is elected or           2007); Chairman (2013 - present),
of the Fund                     earlier retirement or           Director and President of Pioneer and
                                removal.                        Pioneer Institutional Asset Management,
                                                                Inc. (since February 2007); Executive
                                                                Vice President of all of the Pioneer
                                                                Funds (2007 - 2013); Director of PGAM
                                                                (2007 - 2010); Head of New Europe
                                                                Division, PGAM (2000 - 2005); and Head
                                                                of New Markets Division, PGAM (2005 -
                                                                2007)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (55)*         Trustee since 2014.             Director and Executive Vice President      None
Trustee                         Serves until a successor        (since 2008) and Chief Investment
                                trustee is elected or earlier   Officer, U.S. (since 2010), of PIM-USA;
                                retirement or removal.          Executive Vice President of Pioneer
                                                                (since 2008); Executive Vice President
                                                                of Pioneer Institutional Asset
                                                                Management, Inc. (since 2009); Portfolio
                                                                Manager of Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Kingsbury and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/14 51

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                        Other Directorships
Position Held with the Fund     Length of Service             Principal Occupation                        Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Mark D. Goodwin (49)            Since 2014. Serves            Executive Vice President and Chief          None
Executive Vice President        at the discretion of          Operating Officer of Pioneer since 2005
                                the Board.                    and Executive Vice President of all the
                                                              Pioneer funds since 2014
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (49)      Since 2003. Serves            Vice President and Associate General        None
Secretary and Chief             at the discretion of          Counsel of Pioneer since January 2008;
Legal Officer                   the Board.                    Secretary and Chief Legal Officer of all
                                                              of the Pioneer Funds since June 2010;
                                                              Assistant Secretary of all of the
                                                              Pioneer Funds from September 2003 to May
                                                              2010; and Vice President and Senior
                                                              Counsel of Pioneer from July 2002 to
                                                              December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (53)          Since 2010. Serves            Fund Governance Director of Pioneer         None
Assistant Secretary             at the discretion of          since December 2006 and Assistant
                                the Board.                    Secretary of all the Pioneer Funds since
                                                              June 2010; Manager - Fund Governance of
                                                              Pioneer from December 2003 to November
                                                              2006; and Senior Paralegal of Pioneer
                                                              from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (51)               Since 2010. Serves            Senior Counsel of Pioneer since May 2013    None
Assistant Secretary             at the discretion of          and Assistant Secretary of all the
                                the Board.                    Pioneer Funds since June 2010; Counsel
                                                              of Pioneer from June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (54)            Since 2008. Serves            Vice President - Fund Treasury of           None
Treasurer and Chief             at the discretion of          Pioneer; Treasurer of all of the Pioneer
Financial and Accounting        the Board.                    Funds since March 2008; Deputy Treasurer
Officer of the Fund                                           of Pioneer from March 2004 to February
                                                              2008; and Assistant Treasurer of all of
                                                              the Pioneer Funds from March 2004 to
                                                              February 2008
------------------------------------------------------------------------------------------------------------------------------------

52 Pioneer Fundamental Growth Fund | Annual Report | 3/31/14

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                        Other Directorships
Position Held with the Fund     Length of Service             Principal Occupation                        Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (48)           Since 2002. Serves            Director - Fund Treasury of Pioneer; and    None
Assistant Treasurer             at the discretion of          Assistant Treasurer of all of the
                                the Board.                    Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (55)              Since 2002. Serves            Fund Accounting Manager - Fund Treasury     None
Assistant Treasurer             at the discretion of          of Pioneer; and Assistant Treasurer of
                                the Board.                    all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (34)           Since 2009. Serves            Fund Administration Manager - Fund          None
Assistant Treasurer             at the discretion of          Treasury of Pioneer since November 2008;
                                the Board.                    Assistant Treasurer of all of the
                                                              Pioneer Funds since January 2009; and
                                                              Client Service Manager - Institutional
                                                              Investor Services at State Street Bank
                                                              from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (61)            Since 2010. Serves            Chief Compliance Officer of Pioneer and     None
Chief Compliance Officer        at the discretion of          of all the Pioneer Funds since March
                                the Board.                    2010; Director of Adviser and Portfolio
                                                              Compliance at Pioneer since October
                                                              2005; and Senior Compliance Officer for
                                                              Columbia Management Advisers, Inc. from
                                                              October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (43)            Since 2006. Serves            Director - Transfer Agency Compliance of    None
Anti-Money Laundering Officer   at the discretion of          Pioneer and Anti-Money Laundering Officer
                                the Board.                    of all the Pioneer funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/14 53

                          This page for your notes.

54 Pioneer Fundamental Growth Fund | Annual Report | 3/31/14

                           This page for your notes.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/14 55

                           This page for your notes.

56 Pioneer Fundamental Growth Fund | Annual Report | 3/31/14

                           This page for your notes.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/14 57

                           This page for your notes.

58 Pioneer Fundamental Growth Fund | Annual Report | 3/31/14

                           This page for your notes.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/14 59

                           This page for your notes.

60 Pioneer Fundamental Growth Fund | Annual Report | 3/31/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 19341-08-0514

                    Pioneer Multi-Asset
                    Ultrashort Income Fund

--------------------------------------------------------------------------------
                    Annual Report | March 31, 2014
--------------------------------------------------------------------------------

                    Ticker Symbols:

                    Class A          MAFRX
                    Class C          MCFRX
                    Class C2         MAUCX*
                    Class K          MAUKX
                    Class Y          MYFRX
                    Class Z          MAUZX**

                    *Share class was first publicly offered on August 2, 2013.

                    **Share class was first publicly offered on April 2, 2013.

             [LOGO] PIONEER
                    Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               18

Schedule of Investments                                                       20

Financial Statements                                                         100

Notes to Financial Statements                                                110

Report of Independent Registered Public Accounting Firm                      118

Approval of Investment Advisory Agreement                                    120

Trustees, Officers and Service Providers                                     125

          Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 1

President's Letter

Dear Shareowner,

A few months into 2014, we still expect U.S. economic growth for the year to be in the 2.5% to 3% range, despite some weaker economic data releases during the winter months driven in large part by harsh weather across much of the continental U.S. While unemployment remains high, employment has been rising steadily. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only moderately, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. A modestly improving European economy and continuing economic improvement in Japan appear likely to result in improving global growth in 2014, further supporting the U.S. economy. In addition, we feel that continuing slack in labor markets and capacity utilization offer the potential for continuing growth without bottlenecks and rising inflation.

After observing the strengthening economic trends, the Federal Reserve System (the Fed) has begun scaling back its QE (quantitative easing) program, but short-term interest rates remain near zero, and while Fed Chair Janet Yellen has suggested that rates may be raised roughly six months after the QE program is fully tapered, that would still place the potential rate hike sometime in 2015.

There are certainly risks and uncertainties still facing the global economy as 2014 moves along. The European economy, while improving, remains weak, the Japanese economy faced a tax hike this spring, and a number of emerging market countries are experiencing difficulties. There are also geopolitical worries abroad, such as Russia's aggressive move against the Ukraine, and more potential political fights at home, especially during a mid-term election year. While most of the widely recognized risks we have outlined may already be "priced into" the market, we believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

*  Dividends are not guaranteed.

2 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

Pioneer's investment teams have, since 1928, sought out attractive opportunities in equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which seek to balance potential risks and rewards in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

          Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 3

Portfolio Management Discussion | 3/31/14

In the following interview, portfolio managers Charles Melchreit, Seth Roman and Jonathan Sharkey discuss the factors that influenced the performance of Pioneer Multi-Asset Ultrashort Income Fund's performance during the 12-month period ended March 31, 2014. Mr. Melcrheit, Director of Investment-Grade Management, a senior vice president and a portfolio manager at Pioneer, Mr. Roman, a vice president and a portfolio manager at Pioneer, and Mr. Sharkey, a vice president and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q How would you describe the market environment for fixed-income investors during the 12-month period ended March 31, 2014?

A By and large, during the first several months of the period the interest-rate backdrop was a negative factor for bond prices overall. Market sentiment with respect to the U.S. economy continued to improve, driven by strength in such key sectors as housing and autos. The stronger economic performance helped fuel market speculation over the extent to which the U.S. Federal Reserve (the Fed) would continue to employ its extraordinary monetary stimulus measures, leading U.S. Treasury rates to edge higher. The trend intensified after comments in May 2013 from then-Fed Chairman Ben Bernanke to the effect that the economy may have stabilized sufficiently to allow for a tapering of the Fed's long-term bond purchases under its quantitative easing (QE) program. Mr. Bernanke's comments spurred a significant rise in Treasury rates that extended into September 2013. In mid-September, however, the Fed changed its tone and suggested that the inevitable reduction in the pace of QE was not going to follow any set calendar. Mr. Bernanke cited lowered economic growth forecasts and tighter budgetary policies in Washington, and his announcement led Treasury rates to ease somewhat.

     October 2013 saw the nomination of Janet Yellen to succeed Mr. Bernanke as Fed Chair, leading to some additional anxiety over the course of policy going forward. The Fed would in fact announce in December its plans to begin tapering the QE program in January of 2014, with the eventual goal of fully drawing down QE by the end of the current calendar year. The response was muted, however, as markets appeared to have gained confidence that the inevitable Fed policy shift would be incremental and sensitive to economic data releases. Long-term rates actually declined in the first quarter of 2014 on weaker-than-expected economic data, although extreme winter weather in the Continental U.S. was assigned some of the blame for the sub-par economic activity.

4 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

     For the full 12-month period, rates rose along the length of the Treasury yield curve. Specifically, the two-year Treasury yield went from 0.25% to 0.44%, the five-year Treasury yield rose from 0.77% to 1.73%, the 10-year Treasury yield rose from 1.87% to 2.73%, and the 30-year Treasury yield increased from 3.10% to 3.56%. Most credit spreads narrowed versus Treasuries over the period (credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities).

Q How did the Fund perform in that environment during the 12-month period ended March 31, 2013?

A Pioneer Multi-Asset Ultrashort Income Fund's Class A shares returned 0.92% during the 12-month period ended March 31, 2014, while the Fund's benchmark, the Bank of America Merrill Lynch (BofA ML) U.S. 3-Month LIBOR Index (the BofA ML Index), returned 0.27%. During the same period, the average return of the 108 mutual funds in Lipper's Ultra-Short Obligation Funds category was 0.45%, and the average return of the 138 mutual funds in Morningstar's Ultrashort Bond Funds category was 0.46%.

Q Can you review the Fund's principal investment strategies during the 12-month period ended March 31, 2014, and the effects those strategies had on the Fund's performance?

A We continued to maintain a portfolio designed to generate higher levels of income for shareholders than cash or money market accounts, while seeking to provide significant protection to principal against any increase in market interest rates. During the 12-month period, this entailed investing the Fund in a wide range of mostly high-quality floating-rate securities as well as fixed-rate instruments with very short remaining maturities. More than 90% of the Fund's assets are either in floating-rate issues with interest rates tied to a short-term reference rate, such as LIBOR (London InterBank Offered Rate), or fixed-rate issues with less than one year remaining to maturity.

     Unlike many other floating-rate vehicles, the Fund is primarily focused on the investment-grade asset classes. At the same time, we do seek to have the Fund benefit from credit spreads. In doing so, we seek at all times to maintain broadly diversified* portfolio exposure to a number of different spread sectors. The principal spread sectors represented in the Fund include asset-backed securities (ABS), mortgage-backed securities (MBS), and investment-grade corporate bonds. In making purchases of securities, we seek to have the Fund benefit from attractive income opportunities while seeking to minimize, portfolio exposure to price volatility by emphasizing

* Diversification does not assure a profit nor protect against loss in a declining market.

          Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 5 issues with shorter remaining maturities. The Fund's allocations will vary moderately over time as we seek to identify sectors with more or less attractive valuations in relation to the associated credit risk.

     The Fund's credit exposures generally added to benchmark-relative performance over the 12-month period. About half of the Fund's assets are in the securitized sectors, including high-quality MBS. Within MBS, the Fund's holdings of floating-rate bonds subject to an interest-rate cap added value to relative performance, as their prices were supported by a decline in market rates over the second half of the period. Exposure to the CMBS (commercial MBS) sector also added to the Fund's returns. Within ABS, the portfolio maintains exposure to home equity loans, where we have seen reasonable valuations. Those holdings continued to benefit from a firming in housing prices during the period.

     While our focus in the portfolio typically is on investment-grade sectors, we also include below-investment-grade asset categories if we believe the incremental income available can provide an attractive tradeoff between risk and reward. In that vein, one of the leading contributors to the Fund's relative returns during the 12-month period was an allocation to leveraged bank loans. Bank loans have continued to display low default rates while providing attractive incremental income, and we have modestly increased the Fund's weighting to the sector.

     The Fund's performance relative to the benchmark was also helped during the period by allocations to investment-grade corporates, as the sector continues to be supported by generally strong corporate profitability and cash-rich balance sheets. With concerns that interest rates may be headed higher as the Fed tapers its monetary support, there was substantial new corporate issuance over the period, and we sought to take advantage of that. Our portfolio focus within investment-grade corporates has been geared toward two-to-three year floating-rate issues within the industrials and finance sectors. We also purchased fixed-rate issues with near-term maturities, with a focus on bank issuers. We like bank issuers because of their strengthened capital structures and lower earnings volatility in the wake of reforms following the financial crisis of 2008.

     While the Fund outperformed the benchmark during the period, some allocations were less successful. Among the main underperformers in the portfolio during the period were a handful of collateralized mortgage-backed (CMO) holdings and a bank loan to Weight Watchers.

6 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

     As always, we are mindful that many investors view the Fund as a source of liquidity in their portfolios. As such, we continue to maintain significant liquidity to allow us to meet any shareholder redemption requests without forced selling. With short-term Treasury yields still at unattractive levels, we have been focusing on agency bonds with floating-rate coupons to gain the requisite liquidity and income.

Q What is your assessment of the current climate in the Fund's investment universe?

A In our view, U.S. Treasury securities continue to be less attractive investments relative to the spread sectors. With continued modest economic growth and low inflation in the United States, and with Europe emerging from recession, we continue to expect an economic backdrop that should be sufficient to support credit sector fundamentals. Given this outlook, we expect to maintain a portfolio tilt toward spread sectors.

     That said, spread sectors have been in favor for a while now, and we are ever more cognizant of valuation considerations. The spread narrowing that has occurred across the credit sectors has made the process of identifying high-quality securities that are trading at attractive valuations particularly labor-intensive. We will continue to shift the Fund's sector allocations around the margins to reflect our view of relative risk and reward. We are focusing strongly on individual security selection and being careful not to assume any risk in the portfolio for which the Fund may not be adequately compensated.

     We would not be surprised to see economic growth strengthen in 2014, to the degree where the Fed feels under some pressure to raise its benchmark short-term interest rate sooner rather than later, though Ms. Yellen has indicated that won't happen until at least six months after the drawing down of QE is complete.

     We are pleased that the Fund's net asset value (NAV) was relatively stable over the 12-month period, despite the significant rise in interest rates experienced early in the period. The NAV ranged between $10.05 and $10.10 per share. In all market environments, we will continue to seek to provide shareholders with higher levels of income than those generated by cash or money market accounts, while seeking to provide significant protection to principal against any increase in market interest rates.

          Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 7

Please refer to the Schedule of Investments on pages 20-99 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal.

Pioneer Multi-Asset Ultrashort Income Fund ("The Fund") has the ability to invest in a wide variety of debt securities.

The Fund may invest in underlying funds (including ETFs). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund's investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in zero-coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities are payable as taxable annual dividends to shareholders.

Investments in equity securities are subject to price fluctuation.

8 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls.

The Fund may invest in mortgage-backed securities, which during times of fluctu-ating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

High yield bonds possess greater price volatility, illiquidity, and possibility of default.

There may be insufficient or illiquid collateral securing the floating rate loans held within the Fund. This may reduce the future redemption or recovery value of such loans.

The Fund may have disadvantaged access to confidential information that could be used to assess a loan issuer, as Pioneer normally seeks to avoid receiving material, non-public information.

Pioneer Multi-Asset Ultrashort Income Fund is not a money market fund.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

Please see the prospectus for a more complete discussion of the Fund's risks. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

          Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 9

Portfolio Summary | 3/31/14

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Collateralized Mortgage Obligations                       32.0%
Asset Backed Securities                                   21.8%
U.S. Corporate Bonds                                      16.5%
International Corporate Bonds                              9.7%
Senior Secured Loans                                       9.1%
U.S. Government Securities                                 5.3%
Municipal Bonds                                            3.5%
Temporary Cash Investment                                  1.6%
Foreign Government Bonds                                   0.5%

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on S&P ratings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                                       22.9%
AA                                                        22.7%
A                                                         21.6%
BB                                                         9.9%
BBB                                                        9.8%
B                                                          5.3%
Cash Equivalent                                            3.9%
Not Rated                                                  3.7%
CCC                                                        0.2%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

  1. Federal National Mortgage Association, Floating Rate Note, 2/25/38                     0.86%
------------------------------------------------------------------------------------------------
  2. Federal Home Loan Banks, Floating Rate Note, 6/11/14                                   0.80
------------------------------------------------------------------------------------------------
  3. Harris County Health Facilities Development Corp., Floating Rate Note, 12/1/41         0.74
------------------------------------------------------------------------------------------------
  4. The University of Texas System, Floating Rate Note, 8/1/34                             0.60
------------------------------------------------------------------------------------------------
  5. Permanent University Fund, Floating Rate Note, 7/1/37                                  0.59
------------------------------------------------------------------------------------------------
  6. Citibank Credit Card Issuance Trust, Floating Rate Note, 2/7/18                        0.50
------------------------------------------------------------------------------------------------
  7. Citibank Credit Card Issuance Trust, Floating Rate Note, 4/24/17                       0.48
------------------------------------------------------------------------------------------------
  8. Federal National Mortgage Association, Floating Rate Note, 8/11/14                     0.46
------------------------------------------------------------------------------------------------
  9. Maryland Health & Higher Educational Facilities Authority, Floating Rate Note, 7/1/36  0.45
------------------------------------------------------------------------------------------------
 10. American Express Credit Account Master Trust, Floating Rate Note, 3/15/18              0.45
------------------------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

Prices and Distributions | 3/31/14

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           Class                     3/31/14                         3/31/13
--------------------------------------------------------------------------------
             A                        $10.07                          $10.08
--------------------------------------------------------------------------------
             C                        $10.05                          $10.07
--------------------------------------------------------------------------------
             K                        $10.07                          $10.08
--------------------------------------------------------------------------------
             Y                        $10.07                          $10.09
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           Class                     3/31/14                         8/1/13*
--------------------------------------------------------------------------------
            C2                        $10.05                          $10.04
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           Class                     3/31/14                         4/1/13**
--------------------------------------------------------------------------------
             Z                        $10.05                          $10.08
--------------------------------------------------------------------------------

Distributions per Share: 4/1/13-3/31/14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                Short-Term          Long-Term
           Class           Dividends           Capital Gains       Capital Gains
--------------------------------------------------------------------------------
             A             $0.1026                $       --          $      --
--------------------------------------------------------------------------------
             C             $0.0739                $       --          $      --
--------------------------------------------------------------------------------
            C2             $0.0456                $       --          $      --
--------------------------------------------------------------------------------
             K             $0.1267                $       --          $      --
--------------------------------------------------------------------------------
             Y             $0.1192                $       --          $      --
--------------------------------------------------------------------------------
             Z             $0.1303                $       --          $      --
--------------------------------------------------------------------------------

The Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Index is an unmanaged index that tracks the performance of a synthetic asset paying the London Interbank Offered Rate (LIBOR), with a constant 3-month average maturity. The index is based on the assumed purchase at par value of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day's 3-month LIBOR rate. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-17.

*    Class C2 shares commenced operations on August 1, 2013.

**   Class Z shares commenced operations on April 1, 2013.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 11

Performance Update | 3/31/14                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Multi-Asset Ultrashort Income Fund at public offering price during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2014)
--------------------------------------------------------------------------------
                                       BofA ML
                 Net      Public       U.S. Dollar
                 Asset    Offering     3-Month
                 Value    Price        LIBOR
Period           (NAV)    (POP)        Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)        1.55%     0.66%       0.35%
1 Year           0.92     -1.62        0.27
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2013)
--------------------------------------------------------------------------------
                 Gross
--------------------------------------------------------------------------------
                 0.72%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Multi-Asset        BofA ML U.S. Dollar
                  Ultrashort Income Fund     3-Month LIBOR Index
4/30/2011         $   9,750                  $   10,000
3/31/2012         $   9,891                  $   10,032
3/31/2013         $  10,103                  $   10,075
3/31/2014         $  10,196                  $   10,103

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 2.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

Performance Update | 3/31/14                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2014)
--------------------------------------------------------------------------------
                                       BofA ML
                                       U.S. Dollar
                                       3-Month
                 If       If           LIBOR
Period           Held     Redeemed     Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)        1.01%    1.01%        0.35%
1 Year           0.54     0.54         0.27
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2013)
--------------------------------------------------------------------------------
                 Gross
--------------------------------------------------------------------------------
                 1.03%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Multi-Asset        BofA ML U.S. Dollar
                  Ultrashort Income Fund     3-Month LIBOR Index
4/30/2011         $  10,000                  $   10,000
3/31/2012         $  10,082                  $   10,032
3/31/2013         $  10,243                  $   10,075
3/31/2014         $  10,298                  $   10,103

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares purchased prior to July 1, 2012, and held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 13

Performance Update | 3/31/14                                     Class C2 Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C2 shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2014)
--------------------------------------------------------------------------------
                                       BofA ML
                                       U.S. Dollar
                                       3-Month
                 If       If           LIBOR
Period           Held     Redeemed     Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)        1.01%    1.01%        0.35%
1 Year           0.53     0.53         0.27
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2013)
--------------------------------------------------------------------------------
                 Gross
--------------------------------------------------------------------------------
                 1.03%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Multi-Asset        BofA ML U.S. Dollar
                  Ultrashort Income Fund     3-Month LIBOR Index
4/30/2011         $  10,000                  $   10,000
3/31/2012         $  10,082                  $   10,032
3/31/2013         $  10,243                  $   10,075
3/31/2014         $  10,297                  $   10,103

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C2 shares held for less than 1 year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percentage change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The performance shown for periods prior to the commencement of operations of Class C2 shares on August 1, 2013, is the net asset value performance of the Fund's Class C shares, which has not been restated to reflect any differences in expenses. For the period beginning August 1, 2013, the actual performance of Class C2 shares is reflected.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

Performance Update | 3/31/14                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class K shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2014)
--------------------------------------------------------------------------------
                                       BofA ML
                                       U.S. Dollar
                                       3-Month
                 If       If           LIBOR
Period           Held     Redeemed     Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)        1.66%    1.66%        0.35%
1 Year           1.16     1.16         0.27
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2013)
--------------------------------------------------------------------------------
                 Gross
--------------------------------------------------------------------------------
                 0.53%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Multi-Asset        BofA ML U.S. Dollar
                  Ultrashort Income Fund     3-Month LIBOR Index
4/30/2011         $  10,000                  $   10,000
3/31/2012         $  10,148                  $   10,032
3/31/2013         $  10,372                  $   10,075
3/31/2014         $  10,493                  $   10,103

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning on December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 15

Performance Update | 3/31/14                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2014)
--------------------------------------------------------------------------------
                                       BofA ML
                                       U.S. Dollar
                                       3-Month
                 If       If           LIBOR
Period           Held     Redeemed     Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)        1.75%    1.75%        0.35%
1 Year           0.99     0.99         0.27
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2013)
--------------------------------------------------------------------------------
                 Gross
--------------------------------------------------------------------------------
                 0.55%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                 Pioneer Multi-Asset        BofA ML U.S. Dollar
                 Ultrashort Income Fund     3-Month LIBOR Index
4/30/2011        $ 5,000,000                $   5,000,000
3/31/2012        $ 5,089,498                $   5,016,143
3/31/2013        $ 5,208,889                $   5,037,507
3/31/2014        $ 5,260,398                $   5,051,252

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

Performance Update | 3/31/14                                      Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class Z shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2014)
--------------------------------------------------------------------------------
                                       BofA ML
                                       U.S. Dollar
                                       3-Month
                 If       If           LIBOR
Period           Held     Redeemed     Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)        1.58%    1.58%        0.35%
1 Year           1.01     1.01         0.27
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2013)
--------------------------------------------------------------------------------
                 Gross
--------------------------------------------------------------------------------
                 0.55%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Multi-Asset        BofA ML U.S. Dollar
                 Ultrashort Income Fund     3-Month LIBOR Index
4/30/2011        $  10,000                  $   10,000
3/31/2012        $  10,148                  $   10,032
3/31/2013        $  10,365                  $   10,075
3/31/2014        $  10,470                  $   10,103

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the commencement of operations of Class Z shares on April 1, 2013, is the net asset value performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception on April 1, 2013, would have been higher than that shown. For the period beginning April 1, 2013, the actual performance of Class Z shares is reflected.

Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Ultrashort Income
Fund

Based on actual returns from October 1, 2013, through March 31, 2014.

------------------------------------------------------------------------------------------
Share Class                  A         C          C2         K          Y          Z
------------------------------------------------------------------------------------------
Beginning Account Value
on 10/1/13               $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00
------------------------------------------------------------------------------------------
Ending Account Value
(after expenses)
on 3/31/14               $1,007.09  $1,004.60  $1,004.70  $1,007.27  $1,006.78  $1,007.18
------------------------------------------------------------------------------------------
Expenses Paid During
Period*                  $    3.30  $    4.85  $    4.95  $    2.05  $    2.70  $    3.00
------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.66%, 0.97%, 0.99%, 0.41% 0.54%, and 0.60% for class A, C, C2, K, Y, and Z respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

18 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Ultrashort Income
Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from October 1, 2013, through March 31, 2014.

-----------------------------------------------------------------------------------------
Share Class                  A          C         C2          K          Y         Z
-----------------------------------------------------------------------------------------
Beginning Account Value
on 10/1/13               $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00
-----------------------------------------------------------------------------------------
Ending Account Value
(after expenses)
on 3/31/14               $1,021.64  $1,020.09  $1,020.00  $1,022.89  $1,022.24  $1,021.94
-----------------------------------------------------------------------------------------
Expenses Paid During
Period*                  $    3.33  $    4.89  $    4.99  $    2.07  $    2.72  $    3.02
-----------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.66%, 0.97%, 0.99%, 0.41% 0.54%, and 0.60% for class A, C, C2, K, Y, and Z respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 19

Schedule of Investments | 3/31/14

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount ($)      (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                            ASSET BACKED
                                            SECURITIES -- 21.0%
                                            CAPITAL GOODS -- 0.0%+
                                            Trading Companies &
                                            Distributors -- 0.0%+
      260,417          0.35      BBB/Baa2   TAL Advantage LLC, Floating Rate Note,
                                            4/20/21 (144A)                                   $      257,401
                                                                                             --------------
                                            Total Capital Goods                              $      257,401
-----------------------------------------------------------------------------------------------------------
                                            TRANSPORTATION -- 0.1%
                                            Trucking -- 0.0%+
    1,100,000          0.57        NR/Aaa   Hertz Fleet Lease Funding LP, Floating
                                            Rate Note, 4/10/28 (144A)                        $    1,100,000
-----------------------------------------------------------------------------------------------------------
                                            Marine Ports & Services -- 0.1%
    1,511,257                        A/NR   Global Container Assets 2013-1, Ltd.,
                                            2.2%, 11/5/28 (144A)                             $    1,509,318
                                                                                             --------------
                                            Total Transportation                             $    2,609,318
-----------------------------------------------------------------------------------------------------------
                                            CONSUMER SERVICES -- 0.1%
                                            Hotels, Resorts & Cruise Lines -- 0.1%
      505,468                        A/NR   Westgate Resorts 2012-2 LLC, 3.0%,
                                            1/20/25 (144A)                                   $      508,314
    1,018,176                       NR/NR   Westgate Resorts 2012-A LLC, 3.75%,
                                            8/20/25 (144A)                                        1,026,233
      206,952                        A/NR   Westgate Resorts LLC, 2.5%, 3/20/25
                                            (144A)                                                  207,469
                                                                                             --------------
                                                                                             $    1,742,016
                                                                                             --------------
                                            Total Consumer Services                          $    1,742,016
-----------------------------------------------------------------------------------------------------------
                                            RETAILING -- 0.2%
                                            Automotive Retail -- 0.2%
      191,667                      NR/Aaa   Avis Budget Rental Car Funding AESOP
                                            LLC, 2.09%, 4/20/15 (144A)                       $      191,817
       97,421                      AAA/NR   CarMax Auto Owner Trust 2010-2,
                                            2.04%, 10/15/15                                          97,743
      256,591                      NR/Aaa   CarMax Auto Owner Trust 2011-3,
                                            1.07%, 6/15/16                                          257,241
      140,812                      NR/Aaa   Harley-Davidson Motorcycle Trust
                                            2011-2, 1.11%, 9/15/16                                  141,099
    2,219,531                     AAA/Aaa   Harley-Davidson Motorcycle Trust
                                            2012-1, 0.68%, 4/15/17                                2,222,349
                                                                                             --------------
                                                                                             $    2,910,249
                                                                                             --------------
                                            Total Retailing                                  $    2,910,249
-----------------------------------------------------------------------------------------------------------
                                            BANKS -- 11.4%
                                            Diversified Banks -- 0.0%+
      145,840          0.54        AA/Aaa   KeyCorp Student Loan Trust 2004-A,
                                            Floating Rate Note, 10/28/41                     $      144,319
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- 11.4%
       79,408          2.93        BB+/B3   ABFC 2003-WMC1 Trust, Floating Rate
                                            Note, 3/25/33                                    $       75,569
      811,652          0.46       AAA/Aa3   ABFC 2005-WF1 Trust, Floating Rate
                                            Note, 12/25/34                                          789,998
    1,110,000          0.55        CCC/A3   Accredited Mortgage Loan Trust
                                            2005-2, Floating Rate Note, 7/25/35                   1,065,540
    1,438,998          1.95       BB+/Ba3   ACE Securities Corp. Home Equity Loan
                                            Trust Series 2002-HE3, Floating Rate
                                            Note, 10/25/32                                        1,399,198
       54,574          0.62        AA+/A3   ACE Securities Corp. Home Equity Loan
                                            Trust Series 2005-HE5, Floating Rate
                                            Note, 8/25/35                                            54,558
      245,479          6.50      BB+/Baa2   ACE Securities Corp. Manufactured
                                            Housing Trust Series 2003-MH1,
                                            Floating Rate Note, 8/15/30 (144A)                      245,701
      729,714          0.69        D/Baa3   Aegis Asset Backed Securities Trust
                                            2004-6, Floating Rate Note, 3/25/35                     728,702
      716,099          1.25       AAA/Aaa   Aegis Asset Backed Securities Trust
                                            Mortgage Pass-Through Ctfs Series
                                            2004-3, Floating Rate Note, 9/25/34                     706,826
    1,940,770          1.11       AAA/Aaa   Aegis Asset Backed Securities Trust
                                            Mortgage Pass-Through Certificates
                                            Series 2004-2, Floating Rate Note,
                                            6/25/34                                               1,920,887
    1,023,510          0.70       AAA/Aa1   Aegis Asset Backed Securities Trust
                                            Mortgage Pass-Through Certificates
                                            Series 2004-4, Floating Rate Note,
                                            10/25/34                                              1,010,286
      251,263          0.37        AA+/A2   Ameriquest Mortgage Securities Inc
                                            Asset-Backed Pass-Through Ctfs Ser
                                            2005-R10, Floating Rate Note, 1/25/36                   249,828
      629,721          0.48         A+/A1   Ameriquest Mortgage Securities, Inc.,
                                            Asset Backed Pass-Through Ctfs Series
                                            2005-R11, Floating Rate Note, 1/25/36                   616,067
      509,642          3.90        A/Baa1   Ameriquest Mortgage Securities, Inc.,
                                            Asset-Backed Pass-Through Ctfs Series
                                            03-AR3, Floating Rate Note, 6/25/33                     526,972
      333,622          0.89        AA+/A2   Ameriquest Mortgage Securities, Inc.,
                                            Asset-Backed Pass-Through Ctfs Series
                                            2003-11, Floating Rate Note, 12/25/33                   321,648
      115,749          0.76       AA+/Aa1   Ameriquest Mortgage Securities, Inc.,
                                            Asset-Backed Pass-Through Ctfs Series
                                            2004-R11, Floating Rate Note, 11/25/34                  114,706
    1,810,272          0.60        AA+/A3   Ameriquest Mortgage Securities, Inc.,
                                            Asset-Backed Pass-Through Ctfs Series
                                            2005-R1, Floating Rate Note, 3/25/35                  1,784,412
       46,999          0.35       AA+/Aaa   Ameriquest Mortgage Securities, Inc.,
                                            Asset-Backed Pass-Through Ctfs Series
                                            2005-R6, Floating Rate Note, 8/25/35                     46,608

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 21

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage
                                            Finance -- (continued)
      658,480          0.70        AAA/NR   ARI Fleet Lease Trust 2012-A, Floating
                                            Rate Note, 3/15/20 (144A)                        $      659,657
      409,655          0.46        AAA/NR   ARI Fleet Lease Trust 2012-B, Floating
                                            Rate Note, 1/15/21 (144A)                               409,191
    1,438,675                      AAA/NR   ARI Fleet Lease Trust 2013-A, 0.7%,
                                            12/15/15 (144A)                                       1,439,131
    1,428,629          1.90          A/NR   ARL First LLC, Floating Rate Note,
                                            12/15/42 (144A)                                       1,492,471
    1,190,824          0.83         AA/A3   Asset Backed Securities Corp Home
                                            Equity Loan Trust Series 2005-HE2,
                                            Floating Rate Note, 2/25/35                           1,184,265
      653,537          0.86     BBB+/Baa3   Asset Backed Securities Corp Home
                                            Equity Loan Trust Series 2005-HE3,
                                            Floating Rate Note, 4/25/35                             641,920
    1,343,892          0.35        BB/Ba3   Asset Backed Securities Corp Home
                                            Equity Loan Trust Series AEG 2006-HE1,
                                            Floating Rate Note, 1/25/36                           1,277,326
    1,725,984          0.66         AA/A3   Asset Backed Securities Corp Home
                                            Equity Loan Trust Series OOMC
                                            2005-HE6, Floating Rate Note, 7/25/35                 1,703,111
       60,628                      AA+/A3   Bayview Financial Acquisition Trust,
                                            6.205%, 5/28/37 (Step)                                   64,603
    1,836,011          0.83       AAA/Aa1   Bayview Financial Acquisition Trust,
                                            Floating Rate Note, 2/28/44                           1,816,344
      676,787          0.78       AAA/Aaa   Bayview Financial Acquisition Trust,
                                            Floating Rate Note, 5/28/44                             673,868
      118,512          0.74       AAA/Aaa   Bayview Financial Acquisition Trust,
                                            Floating Rate Note, 8/28/44                             118,251
      345,223          0.56       AAA/Aa1   Bayview Financial Mortgage Pass-Through
                                            Trust 2005-C, Floating Rate Note,
                                            6/28/44                                                 343,106
    1,169,547          0.50       AAA/Aaa   Bayview Financial Mortgage Pass-Through
                                            Trust 2006-A, Floating Rate Note,
                                            2/28/41                                               1,162,108
      270,072          0.45       AAA/Aaa   Bayview Financial Mortgage Pass-Through
                                            Trust 2006-A, Floating Rate Note,
                                            2/28/41                                                 266,884
    1,620,858          0.45        AA+/A1   Bayview Financial Mortgage Pass-Through
                                            Trust 2006-B, Floating Rate Note,
                                            4/28/36                                               1,562,472
      804,031          0.42        AA+/A1   Bayview Financial Mortgage Pass-Through
                                            Trust 2006-B, Floating Rate Note,
                                            4/28/36                                                 774,606
    1,899,351          0.60        AA/Aa2   Bayview Financial Mortgage Pass-Through
                                            Trust Series 2005-B, Floating Rate Note,
                                            4/28/39                                               1,864,048

The accompanying notes are an integral part of these financial statements.

22 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage
                                            Finance -- (continued)
    2,622,466          0.65        A+/Ba1   Bear Stearns Asset Backed Securities I
                                            Trust 2005-FR1, Floating Rate Note,
                                            6/25/35                                          $    2,570,992
      838,498          0.65        AA+/NR   Bear Stearns Asset Backed Securities I
                                            Trust 2005-HE8, Floating Rate Note,
                                            8/25/35                                                 836,239
        6,226          1.15        AAA/NR   Bear Stearns Asset Backed Securities
                                            Trust 2004-2, Floating Rate Note,
                                            8/25/34                                                   6,071
      301,969          1.35        AAA/NR   Bear Stearns Asset Backed Securities
                                            Trust 2004-2, Floating Rate Note,
                                            8/25/34                                                 295,223
      158,940          0.72        AA+/A3   Bear Stearns Asset Backed Securities
                                            Trust 2004-SD3, Floating Rate Note,
                                            9/25/34                                                 154,610
      115,814          0.55        AAA/A1   Bear Stearns Asset Backed Securities
                                            Trust 2005-SD1, Floating Rate Note,
                                            8/25/43                                                 114,254
      714,333          0.62        AA+/NR   Bear Stearns Asset Backed Securities
                                            Trust 2005-SD2, Floating Rate Note,
                                            3/25/35                                                 706,743
      151,804          0.55        AA+/NR   Bear Stearns Asset Backed Securities
                                            Trust 2005-SD2, Floating Rate Note,
                                            3/25/35                                                 150,049
      767,724          0.28       CCC/Ba1   Bear Stearns Asset Backed Securities
                                            Trust 2006-4, Floating Rate Note,
                                            10/25/36                                                760,657
    1,546,226          0.90        AAA/A3   Bear Stearns Asset Backed Securities
                                            Trust, Floating Rate Note, 2/25/35                    1,541,737
    1,173,862          1.15        BBB/A1   Bear Stearns Structured Products Trust
                                            2007-EMX1, Floating Rate Note, 3/25/37
                                            (144A)                                                1,144,874
      599,683          0.40        BB+/NR   BNC Mortgage Loan Trust 2007-4,
                                            Floating Rate Note, 11/25/37                            593,815
    1,765,724                       NR/NR   CAM Mortgage Trust 2014-1, 3.3515%,
                                            12/15/53 (Step) (144A)                                1,767,380
    3,213,214          0.89       AA/Baa3   Carrington Mortgage Loan Trust Series
                                            2005-NC1, Floating Rate Note, 2/25/35                 3,209,104
       68,318          0.55        AA+/A1   Carrington Mortgage Loan Trust Series
                                            2005-NC4, Floating Rate Note, 9/25/35                    67,296
    2,337,281          0.33       BB+/Ba2   Carrington Mortgage Loan Trust Series
                                            2006-OPT1, Floating Rate Note,
                                            2/25/36                                               2,202,754
      429,163          3.65       AA+/Aaa   Centex Home Equity Loan Trust 2003-A,
                                            Floating Rate Note, 3/25/33                             428,628
       26,337          0.42        AA+/A1   Citigroup Mortgage Loan Trust 2006-HE1,
                                            Floating Rate Note, 1/25/36                              26,180

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 23

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage
                                            Finance -- (continued)
    1,799,790          0.35        A/Baa1   Citigroup Mortgage Loan Trust
                                            2006-SHL1, Floating Rate Note,
                                            11/25/45 (144A)                                  $    1,731,305
      261,929          0.30       BB/Baa2   Citigroup Mortgage Loan Trust
                                            2007-WFHE2, Floating Rate Note,
                                            3/25/37                                                 261,759
       77,236          0.87       AAA/Aa2   Citigroup Mortgage Loan Trust, Inc.,
                                            Floating Rate Note, 10/25/34                             77,216
      258,879          1.17       BBB-/B1   Citigroup Mortgage Loan Trust, Inc.,
                                            Floating Rate Note, 11/25/34                            237,694
       22,705          0.55        AA+/NR   Citigroup Mortgage Loan Trust, Inc.,
                                            Floating Rate Note, 5/25/35 (144A)                       22,509
        8,117                     NR/Baa3   Conseco Financial Corp., 7.05%, 1/15/19                   8,360
       32,223          0.52        AA+/A1   Countrywide Asset-Backed Certificates,
                                            Floating Rate Note, 1/25/36                              31,663
    2,218,876          0.99         AA/A3   Countrywide Asset-Backed Certificates,
                                            Floating Rate Note, 10/25/34                          2,210,003
      698,252          0.54       AAA/Aa3   Countrywide Asset-Backed Certificates,
                                            Floating Rate Note, 11/25/34                            677,128
      417,355          0.74        BBB/NR   Countrywide Asset-Backed Certificates,
                                            Floating Rate Note, 11/25/35 (144A)                     408,573
    1,488,928          1.20      BBB-/Ba1   Countrywide Asset-Backed Certificates,
                                            Floating Rate Note, 12/25/34                          1,478,521
      239,838          0.64       BBB+/A3   Countrywide Asset-Backed Certificates,
                                            Floating Rate Note, 12/25/35                            238,551
      308,731          5.15       BB+/Ba2   Countrywide Asset-Backed Certificates,
                                            Floating Rate Note, 2/25/33                             311,876
    1,656,429          1.05         A+/A3   Countrywide Asset-Backed Certificates,
                                            Floating Rate Note, 5/25/35                           1,638,929
      571,173          0.97       A+/Baa1   Countrywide Asset-Backed Certificates,
                                            Floating Rate Note, 5/25/36                             567,481
      185,701          0.83        AAA/A1   Countrywide Asset-Backed Certificates,
                                            Floating Rate Note, 6/25/33 (144A)                      178,447
       45,431          1.05        AAA/A2   Countrywide Asset-Backed Certificates,
                                            Floating Rate Note, 6/25/33 (144A)                       43,371
      532,241          0.66        AA+/A3   Countrywide Asset-Backed Certificates,
                                            Floating Rate Note, 6/25/35                             523,991
      411,407          0.59         A+/A3   Countrywide Asset-Backed Certificates,
                                            Floating Rate Note, 7/25/35                             411,056
      212,337          0.42         A+/B2   Countrywide Home Equity Loan Trust,
                                            Floating Rate Note, 6/15/29                             209,170
    2,000,000                       AA/NR   Credit Acceptance Auto Loan Trust
                                            2012-2, 2.21%, 9/15/20 (144A)                         2,026,614
      202,145          0.42         A+/A3   Credit Suisse Mortgage Capital
                                            Certificates, Floating Rate Note,
                                            10/25/36 (144A)                                         198,054

The accompanying notes are an integral part of these financial statements.

24 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage
                                            Finance -- (continued)
      356,280                    BB+/Baa1   Credit-Based Asset Servicing and
                                            Securitization LLC, 4.67661%,
                                            4/25/37 (Step)                                   $      358,100
        1,238                        D/NR   Delta Funding Home Equity Loan Trust
                                            1997-2, 7.04%, 6/25/27                                    1,257
      469,757                       NR/NR   Direct Capital Funding V LLC, 0.7%,
                                            9/20/14 (144A)                                          470,148
      313,146                       AA/NR   Direct Capital Funding V LLC, 1.673%,
                                            12/20/17 (144A)                                         313,146
      375,929          4.24      BBB/Baa2   Drug Royalty II LP 1, Floating Rate Note,
                                            1/15/25 (144A)                                          384,575
    2,353,274          1.05       B-/Caa3   Ellington Loan Acquisition Trust 2007-1,
                                            Floating Rate Note, 5/28/37 (144A)                    2,292,926
      637,265          1.05       BB+/Ba2   Ellington Loan Acquisition Trust 2007-2,
                                            Floating Rate Note, 5/25/37 (144A)                      625,601
    1,016,318          0.47        AA+/A1   Equity One Mortgage Pass-Through Trust
                                            2004-3, Floating Rate Note, 7/25/34                     864,803
       29,966                       A-/NR   EquiVantage Home Equity Loan Trust
                                            1997-1, 8.05%, 3/25/28 (Step)                            29,745
       47,148                       AA/NR   Exeter Automobile Receivables Trust
                                            2012-1, 2.02%, 8/15/16 (144A)                            47,244
      345,778                       AA/NR   Exeter Automobile Receivables Trust
                                            2012-2, 1.3%, 6/15/17 (144A)                            346,373
    1,000,000                      BBB/NR   Exeter Automobile Receivables Trust
                                            2012-2, 3.06%, 7/16/18 (144A)                         1,010,976
      728,169          1.23        BB+/B1   Fieldstone Mortgage Investment Trust
                                            Series 2005-1, Floating Rate Note,
                                            3/25/35                                                 706,050
       58,727          1.23        AAA/NR   First Franklin Mortgage Loan Trust
                                            2004-FF10, Floating Rate Note,
                                            9/25/34                                                  58,612
    1,862,766          0.66       NR/Baa1   First Franklin Mortgage Loan Trust
                                            2005-FFH3, Floating Rate Note,
                                            9/25/35                                               1,824,344
      309,039          0.41      BBB+/Ba1   First Franklin Mortgage Loan Trust
                                            Series 2005-FF12, Floating Rate Note,
                                            11/25/36                                                299,519
      199,060          0.55       AA+/Aa2   First NLC Trust 2005-2, Floating Rate
                                            Note, 9/25/35                                           194,904
    1,455,297          0.38         AA/A2   Flagstar Home Equity Loan Trust 2005-1,
                                            Floating Rate Note, 6/25/18 (144A)                    1,416,921
      373,511          0.61        AA+/A3   Fremont Home Loan Trust 2005-2,
                                            Floating Rate Note, 6/25/35                             372,854
      879,591          0.80         A+/A3   Fremont Home Loan Trust 2005-B,
                                            Floating Rate Note, 4/25/35                             875,567
      800,000                      NR/Aaa   GE Equipment Small Ticket LLC Series
                                            2013-1, 0.73%, 1/25/16 (144A)                           801,514

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 25

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage
                                            Finance -- (continued)
    1,520,000                      NR/Aaa   GE Equipment Transportation LLC Series
                                            2013-2, 0.61%, 6/24/16                           $    1,521,155
    1,893,116                       NR/NR   GMAT 2013-1 Trust, 3.9669%, 8/25/53
                                            (Step)                                                1,839,788
    1,175,488          0.83         A+/NR   GreenPoint Mortgage Funding Trust
                                            2005-HE1, Floating Rate Note, 9/25/34                 1,156,809
      869,060          0.59        A+/Ba3   GreenPoint Mortgage Funding Trust
                                            2005-HE4, Floating Rate Note, 7/25/30                   864,434
      237,251          0.87        A+/Ba3   GreenPoint Mortgage Funding Trust
                                            2005-HE4, Floating Rate Note, 7/25/30                   236,143
      346,074          0.48        AA+/A2   GSAA Home Equity Trust 2004-11,
                                            Floating Rate Note, 12/25/34                            335,704
    1,065,768          0.40         B+/B3   GSAA Home Equity Trust 2005-11,
                                            Floating Rate Note, 10/25/35                          1,066,381
    1,511,275          0.87       AAA/Aaa   GSAMP Trust 2004-HE2, Floating Rate
                                            Note, 9/25/34                                         1,435,718
    3,898,600          0.80        BBB/A3   GSAMP Trust 2004-SEA2, Floating Rate
                                            Note, 3/25/34                                         3,880,974
      100,370          0.70       AAA/Aaa   GSAMP Trust 2004-SEA2, Floating Rate
                                            Note, 3/25/34                                           100,302
      684,474          0.90       AA+/Ba1   GSAMP Trust 2005-HE1, Floating Rate
                                            Note, 12/25/34                                          671,436
    2,894,114          0.45          A/NR   GSAMP Trust 2006-SEA1, Floating Rate
                                            Note, 5/25/36 (144A)                                  2,833,873
    1,247,124          1.50     BBB+/Baa3   GSRPM Mortgage Loan Trust 2003-2,
                                            Floating Rate Note, 6/25/33                           1,194,151
      788,127          0.45        AA+/A3   GSRPM Mortgage Loan Trust 2006-1,
                                            Floating Rate Note, 3/25/35 (144A)                      765,062
      974,935          0.45       A+/Baa1   GSRPM Mortgage Loan Trust 2006-2,
                                            Floating Rate Note, 9/25/36 (144A)                      915,761
    4,240,000                      AAA/NR   HLSS Servicer Advance Receivables
                                            Backed Notes Series 2013-T2, 1.1472%,
                                            5/16/44 (144A)                                        4,225,584
    3,360,000                      AAA/NR   HLSS Servicer Advance Receivables Trust,
                                            1.4953%, 1/16/46 (144A)                               3,353,280
    3,404,000          0.62         A+/A3   Home Equity Asset Trust 2005-6, Floating
                                            Rate Note, 12/25/35                                   3,351,796
    2,356,773          0.53         A+/A2   Home Equity Asset Trust 2005-7, Floating
                                            Rate Note, 1/25/36                                    2,274,083
      431,054          0.32        BB+/A2   Home Equity Asset Trust 2006-4, Floating
                                            Rate Note, 8/25/36                                      421,251
    2,659,630          0.26       CCC/Ba1   Home Equity Asset Trust 2006-8,
                                            Floating Rate Note, 3/25/37                           2,605,937
      171,561          0.42          A/A3   Home Equity Mortgage Loan
                                            Asset-Backed Trust Series INABS
                                            2005-C, Floating Rate Note, 10/25/35                    170,725

The accompanying notes are an integral part of these financial statements.

26 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage
                                            Finance -- (continued)
    2,193,041          0.57       NR/Baa1   HomeBanc Mortgage Trust 2005-2,
                                            Floating Rate Note, 5/25/25                      $    2,148,827
    1,888,871          0.61       AAA/Aaa   Homestar Mortgage Acceptance Corp.,
                                            Floating Rate Note, 1/25/35                           1,871,916
    2,357,523                       NR/A2   Horizon Funding Trust 2013-1, 3.0%,
                                            5/15/18 (144A)                                        2,361,943
      251,294          0.42       AAA/Aaa   HSBC Home Equity Loan Trust 2005-3,
                                            Floating Rate Note, 1/20/35                             249,805
      581,841          0.58       AA+/Aa1   HSBC Home Equity Loan Trust 2005-3,
                                            Floating Rate Note, 1/20/35                             577,859
    4,674,000          0.40       AAA/Aa1   HSBC Home Equity Loan Trust USA
                                            2006-3, Floating Rate Note, 3/20/36                   4,542,189
       80,666          1.31       AA+/Aaa   HSBC Home Equity Loan Trust USA
                                            2007-3, Floating Rate Note, 11/20/36                     79,953
    1,723,292          1.36        A+/Aa2   HSBC Home Equity Loan Trust USA
                                            2007-3, Floating Rate Note, 11/20/36                  1,710,709
    1,800,000          2.00         NR/A2   Invitation Homes 2013-SFR1 Trust,
                                            Floating Rate Note, 12/17/30                          1,796,652
    1,037,780          1.65         A+/A3   Irwin Whole Loan Home Equity Trust
                                            2003-C, Floating Rate Note, 6/25/28                   1,025,834
      155,898          0.72        AAA/A1   Irwin Whole Loan Home Equity Trust
                                            2005-C, Floating Rate Note, 4/25/30                     155,784
      835,833          0.49         BB/A2   IXIS Real Estate Capital Trust 2005-HE4,
                                            Floating Rate Note, 2/25/36                             812,155
    1,488,018          0.37       BB+/Ba1   JP Morgan Mortgage Acquisition Corp
                                            2005-FRE1, Floating Rate Note,
                                            10/25/35                                              1,445,846
    1,047,959          0.30       BB/Baa3   JP Morgan Mortgage Acquisition Trust
                                            2006-ACC1, Floating Rate Note,
                                            5/25/36                                               1,025,094
       92,598          0.21      BB+/Baa3   JP Morgan Mortgage Acquisition Trust
                                            2007-CH4, Floating Rate Note,
                                            12/25/29                                                 92,392
    1,112,911          0.40        A+/Aa1   Lehman Brothers Small Balance
                                            Commercial, Floating Rate Note,
                                            2/25/30 (144A)                                          990,047
      321,940          2.40         A+/A3   Madison Avenue Manufactured Housing
                                            Contract Trust 2002-A, Floating Rate Note,
                                            3/25/32                                                 321,689
      720,077          0.89         A/Aa1   Merrill Lynch Mortgage Synthetic, Floating
                                            Rate Note, 6/28/35 (144A)                               702,075
    2,223,211          0.61       AAA/Aa2   Morgan Stanley ABS Capital I Inc Trust
                                            2004-SD3, Floating Rate Note, 6/25/34
                                            (144A)                                                2,204,607
       90,180          0.86       AA-/Ba2   Morgan Stanley ABS Capital I Inc Trust
                                            2005-WMC3, Floating Rate Note,
                                            3/25/35                                                  89,731

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 27

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage
                                            Finance -- (continued)
    1,564,252          0.78         AA/A3   Morgan Stanley ABS Capital I, Inc. Trust
                                            2005-NC2, Floating Rate Note, 3/25/35            $    1,545,916
      259,731          0.23      CCC/Baa1   Morgan Stanley Structured Trust, Floating
                                            Rate Note, 6/25/37                                      249,361
    1,775,100          0.65        AAA/NR   Motor 2013-1 Plc, Floating Rate Note,
                                            2/25/21 (144A)                                        1,774,553
    2,250,000                      AAA/NR   Nationstar Agency Advance Funding Trust
                                            2013-T1A, 0.997%, 2/15/45 (144A)                      2,244,690
      773,817          0.30       B-/Caa2   Nationstar Home Equity Loan Trust
                                            2007-A, Floating Rate Note, 3/25/37                     731,451
      908,000                      AAA/NR   Nationstar Mortgage Advance Receivables
                                            Trust 2013-T2, 1.679%, 6/20/46 (144A)                   903,741
      803,247          0.85       AAA/Aaa   New Century Home Equity Loan Trust
                                            2005-1, Floating Rate Note, 3/25/35                     784,917
      199,875          0.41        NR/Aaa   New Century Home Equity Loan Trust
                                            2005-2, Floating Rate Note, 6/25/35                     199,722
    1,533,669          1.28     BBB+/Baa3   New Century Home Equity Loan Trust
                                            Series 2003-4, Floating Rate Note,
                                            10/25/33                                              1,484,099
      147,602          0.62        A+/Aa3   Nomura Home Equity Loan Inc Home
                                            Equity Loan Trust Series 2005-FM1,
                                            Floating Rate Note, 5/25/35                             146,205
      215,202          0.36         A+/A1   Nomura Home Equity Loan Inc Home
                                            Equity Loan Trust Series 2006-HE1,
                                            Floating Rate Note, 2/25/36                             214,224
      495,428          0.93      BBB+/Ba3   NovaStar Mortgage Funding Trust Series
                                            2003-1, Floating Rate Note, 5/25/33                     483,200
    2,443,000          1.80         AA/A1   NovaStar Mortgage Funding Trust Series
                                            2004-4, Floating Rate Note, 3/25/35                   2,404,037
      214,801          0.95        AA+/NR   Option One Mortgage Loan Trust 2005-1,
                                            Floating Rate Note, 2/25/35                             210,096
    1,690,623          0.41       AA+/Aa3   Option One Mortgage Loan Trust 2005-4
                                            Asset-Backed Certificates Series 2005-4,
                                            Floating Rate Note, 11/25/35                          1,660,300
       46,064                       AA/A2   Option One Mortgage Loan Trust
                                            2007-FXD2, 5.9%, 3/25/37 (Step)                          44,387
    1,627,074          1.28       NR/Baa1   Option One Woodbridge Loan Trust
                                            2002-1, Floating Rate Note, 9/25/14
                                            (144A)                                                1,606,748
    1,134,455          5.46       AAA/Aa3   Origen Manufactured Housing Contract
                                            Trust 2004-B, Floating Rate Note,
                                            11/15/35                                              1,170,605
      679,411                       NR/A2   Oxford Finance Funding Trust 2012-1,
                                            3.9%, 3/15/17 (144A)                                    685,780
      475,322          1.09        AA+/A3   Park Place Securities, Inc. Asset-Backed
                                            Pass-Through Certificates Series
                                            2004-MCW, Floating Rate Note, 10/25/34                  472,360

The accompanying notes are an integral part of these financial statements.

28 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage
                                            Finance -- (continued)
      149,353          1.20        AAA/A3   Park Place Securities, Inc. Asset-Backed
                                            Pass-Through Certificates Series
                                            2004-MHQ, Floating Rate Note, 12/25/34           $      149,538
      756,202          1.08        AA+/A3   Park Place Securities, Inc. Asset-Backed
                                            Pass-Through Certificates Series
                                            2004-WCW2, Floating Rate Note,
                                            10/25/34                                                756,023
      595,703          1.17        AA+/A3   Park Place Securities, Inc. Asset-Backed
                                            Pass-Through Certificates Series
                                            2004-WWF, Floating Rate Note,
                                            12/25/34                                                594,507
    1,961,193          0.52     BBB+/Baa2   Park Place Securities, Inc. Asset-Backed
                                            Pass-Through Certificates Series
                                            2005-WHQ4, Floating Rate Note,
                                            9/25/35                                               1,941,183
    2,185,723          0.86       AAA/Aaa   PFS Financing Corp., Floating Rate Note,
                                            10/17/16 (144A)                                       2,188,899
      325,276          1.66          A/NR   PFS Financing Corp., Floating Rate Note,
                                            10/17/16 (144A)                                         326,335
    2,340,000          0.70       AAA/Aaa   PFS Financing Corp., Floating Rate Note,
                                            2/15/18 (144A)                                        2,341,329
    2,000,000          0.75       AAA/Aaa   PFS Financing Corp., Floating Rate Note,
                                            2/15/19 (144A)                                        1,999,998
    1,800,000                       NR/NR   Progreso Receivables Funding I LLC,
                                            4.0%, 7/9/18 (144A)                                   1,804,500
    2,676,848          0.81         AA/A1   Quest Trust, Floating Rate Note,
                                            3/25/34 (144A)                                        2,604,273
    1,488,284          1.10         A+/A2   RAAC Series 2005-RP1 Trust, Floating
                                            Rate Note, 7/25/37 (144A)                             1,467,613
    1,617,798          0.80        AA/Aa2   RAAC Series 2005-RP2 Trust, Floating
                                            Rate Note, 6/25/35 (144A)                             1,603,241
    1,782,573          0.95     BBB+/Baa1   RAAC Series 2005-RP3 Trust, Floating
                                            Rate Note, 5/25/39 (144A)                             1,733,237
      933,933          0.45       AA+/Aa3   RAAC Series 2006-RP1 Trust, Floating
                                            Rate Note, 10/25/45 (144A)                              923,377
    3,219,058          0.40        B/Baa2   RAAC Series 2006-RP2 Trust, Floating
                                            Rate Note, 2/25/37 (144A)                             3,114,281
      268,977          1.80        AA+/A2   RAMP Series 2004-RS11 Trust, Floating
                                            Rate Note, 11/25/34                                     265,392
    1,160,733          0.65        AA+/A1   RAMP Series 2005-RS6 Trust, Floating
                                            Rate Note, 6/25/35                                    1,141,952
       33,880          0.42        AA+/A1   RAMP Series 2005-RZ3 Trust, Floating
                                            Rate Note, 9/25/35                                       33,860
      735,136          0.41        AA+/A1   RAMP Series 2005-RZ4 Trust, Floating
                                            Rate Note, 11/25/35                                     732,204
       41,843          0.35        AA+/A1   RAMP Series 2006-EFC1 Trust, Floating
                                            Rate Note, 2/25/36                                       41,620

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 29

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage
                                            Finance -- (continued)
      395,164          0.34        B+/Ba3   RAMP Series 2006-NC1 Trust, Floating
                                            Rate Note, 1/25/36                               $      385,714
    3,246,882          0.31       BB+/Ba1   RAMP Series 2006-RZ3 Trust, Floating
                                            Rate Note, 8/25/36                                    3,127,068
       77,160          0.63       AA+/Aa3   RASC Series 2005-EMX2 Trust, Floating
                                            Rate Note, 7/25/35                                       75,835
      227,617          0.80         AA/A2   RASC Series 2005-KS3 Trust, Floating
                                            Rate Note, 4/25/35                                      225,579
      738,974          0.59        AA+/A1   RASC Series 2005-KS7 Trust, Floating
                                            Rate Note, 8/25/35                                      732,654
      627,207          0.37       BBB+/A3   RASC Series 2006-KS1 Trust, Floating
                                            Rate Note, 2/25/36                                      621,613
      609,635          0.33        CCC/B2   RASC Series 2007-KS3 Trust, Floating
                                            Rate Note, 4/25/37                                      598,488
    1,500,000          0.00         NR/NR   Resimac MBS Trust, Floating Rate Note,
                                            3/7/15 (144A)                                         1,500,026
    1,621,986          1.65        NR/Aa2   RFSC Series 2003-RP2 Trust, Floating
                                            Rate Note, 7/25/41 (144A)                             1,600,195
      110,570          0.63        AAA/NR   Salomon Brothers Mortgage Securities
                                            VII, Inc., Floating Rate Note, 3/25/28                  108,268
      149,420          1.05      BBB+/Ba3   Salomon Mortgage Loan Trust Series
                                            2001-CB4, Floating Rate Note,
                                            11/25/33                                                139,848
    1,265,915          0.70         AA/A3   SASCO Mortgage Loan Trust 2005-GEL1,
                                            Floating Rate Note, 12/25/34                          1,239,489
      678,432          0.43       AAA/Aa1   SASCO Mortgage Loan Trust 2005-GEL2,
                                            Floating Rate Note, 4/25/35                             665,897
      768,216          2.63         A+/B2   SASCO Mortgage Pass-Through Certificates
                                            Series 2004-S4, Floating Rate Note,
                                            12/25/34                                                768,982
    1,945,000          0.61         A+/A3   Saxon Asset Securities Trust 2005-3,
                                            Floating Rate Note, 11/25/35                          1,854,258
    2,097,470          0.38       AA+/Aa1   Saxon Asset Securities Trust 2005-4,
                                            Floating Rate Note, 11/25/37                          2,046,478
      131,804          0.26      BBB-/Ba3   Saxon Asset Securities Trust 2006-3,
                                            Floating Rate Note, 10/25/46                            131,558
    1,059,408          0.50         A+/A2   SBI Home Equity Loan Trust 2006-1,
                                            Floating Rate Note, 8/25/36 (144A)                    1,025,644
      650,000                      NR/Aaa   SMART Trust/Australia, 1.59%,
                                            10/14/16 (144A)                                         654,716
    2,500,000          0.59        NR/Aaa   SMART Trust/Australia, Floating Rate
                                            Note, 1/14/17                                         2,500,218
       42,999          0.71        NR/Aaa   SMART Trust/Australia, Floating Rate
                                            Note, 3/14/15 (144A)                                     43,005
      568,972          0.49        NR/Aaa   SMART Trust/Australia, Floating Rate
                                            Note, 6/14/15                                           569,034

The accompanying notes are an integral part of these financial statements.

30 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage
                                            Finance -- (continued)
    1,500,000          0.46        NR/Aaa   SMART Trust/Australia, Floating Rate
                                            Note, 7/14/16                                    $    1,500,018
    1,785,000          0.61        NR/Aaa   SMART Trust/Australia, Floating Rate
                                            Note, 9/14/16                                         1,785,000
      784,078                       AA/NR   SNAAC Auto Receivables Trust 2013-1,
                                            1.14%, 7/16/18 (144A)                                   785,611
       12,103                       AA/NR   SNAAC Auto Receivables Trust, 1.78%,
                                            6/15/16 (144A)                                           12,108
    1,800,000                      BBB/NR   SNAAC Auto Receivables Trust, 4.38%,
                                            6/15/17 (144A)                                        1,828,490
      543,465          0.60         AA/A3   Soundview Home Loan Trust 2005-DO1,
                                            Floating Rate Note, 5/25/35                             542,205
      993,849          0.41        BB+/NR   Soundview Home Loan Trust 2005-OPT4,
                                            Floating Rate Note, 12/25/35                            961,087
      102,511          0.34       AA+/Aaa   South Carolina Student Loan Corp.,
                                            Floating Rate Note, 12/3/18                             102,458
      652,831          0.54        AA+/A2   Specialty Underwriting & Residential
                                            Finance Trust Series 2005-AB2, Floating
                                            Rate Note, 6/25/36                                      633,959
      577,905          0.35     BBB+/Baa1   Specialty Underwriting & Residential
                                            Finance Trust Series 2006-BC1, Floating
                                            Rate Note, 12/25/36                                     569,853
    3,640,376          0.45      BBB+/Ba2   Specialty Underwriting & Residential
                                            Finance Trust Series 2006-BC1, Floating
                                            Rate Note, 12/25/36                                   3,440,727
    2,000,000                        A/NR   Springleaf Funding Trust 2013-A, 2.58%,
                                            9/15/21 (144A)                                        2,012,040
      327,356                       NR/NR   Stanwich Mortgage Loan Co. 2012-NPL4
                                            LLC, 2.9814%, 9/15/42 (144A)                            328,138
    1,859,985                       NR/NR   Stanwich Mortgage Loan Trust, 2.9814%,
                                            2/16/43 (144A)                                        1,876,996
      192,528          0.75       AA+/Aa1   Structured Asset Investment Loan Trust
                                            2005-4, Floating Rate Note, 5/25/35                     192,468
    2,600,000          0.87          A/A3   Structured Asset Investment Loan Trust
                                            2005-6, Floating Rate Note, 7/25/35                   2,558,351
    1,359,428          0.35       CCC/Ba3   Structured Asset Investment Loan Trust
                                            2006-1, Floating Rate Note, 1/25/36                   1,316,586
    2,315,838          0.45       A+/Caa2   Structured Asset Securities Corp
                                            Mortgage Loan Trust 2005-S7, Floating
                                            Rate Note, 12/25/35 (144A)                            2,233,338
    3,458,208          0.30         B-/B2   Structured Asset Securities Corp
                                            Mortgage Loan Trust 2006-EQ1, Floating
                                            Rate Note, 7/25/36 (144A)                             3,359,847
    2,747,494          0.37       B-/Baa3   Structured Asset Securities Corp
                                            Mortgage Loan Trust 2006-GEL4, Floating
                                            Rate Note, 10/25/36 (144A)                            2,659,072

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 31

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage
                                            Finance -- (continued)
      266,070          0.21         BB/A1   Structured Asset Securities Corp
                                            Mortgage Loan Trust 2007-BC3, Floating
                                            Rate Note, 5/25/47                               $      262,268
      239,620          0.26       BBB+/A3   Structured Asset Securities Corp.
                                            Mortgage Loan Trust 2006-BC4, Floating
                                            Rate Note, 12/25/36                                     239,048
      739,447          1.09        AA+/A1   Terwin Mortgage Trust Series TMTS
                                            2003-8HE, Floating Rate Note,
                                            12/25/34                                                721,508
      655,951          0.60        AA+/A2   Terwin Mortgage Trust Series TMTS
                                            2005-10HE, Floating Rate Note,
                                            6/25/36                                                 638,028
    1,335,000          2.56       AAA/Aaa   Trafigura Securitisation Finance Plc,
                                            Floating Rate Note, 10/15/15 (144A)                   1,349,418
       34,851                      AAA/NR   United Auto Credit Securitization Trust
                                            2012-1, 1.1%, 3/16/15 (144A)                             34,856
    1,500,000                      AA+/NR   United Auto Credit Securitization Trust
                                            2012-1, 1.87%, 9/15/15 (144A)                         1,503,369
    1,645,000                      AA-/NR   United Auto Credit Securitization Trust
                                            2012-1, 2.52%, 3/15/16                                1,657,569
    1,276,254                      AAA/NR   United Auto Credit Securitization Trust
                                            2013-1, 0.95%, 9/15/15 (144A)                         1,277,191
    1,900,000                       AA/NR   United Auto Credit Securitization Trust
                                            2013-1, 1.74%, 4/15/16 (144A)                         1,909,783
      142,050          0.56        AAA/A3   Wells Fargo Home Equity Asset-Backed
                                            Securities 2005-2 Trust, Floating Rate
                                            Note, 11/25/35                                          141,581
       39,972          0.43       NR/Baa1   Wilshire Mortgage Loan Trust, Floating
                                            Rate Note, 5/25/28                                       38,826
                                                                                             --------------
                                                                                             $  235,766,496
                                                                                             --------------
                                            Total Banks                                      $  235,910,815
-----------------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 9.0%
                                            Other Diversified Financial
                                            Services -- 2.2%
      405,229          0.50       AA-/Aa3   321 Henderson Receivables I LLC,
                                            Floating Rate Note, 9/15/45 (144A)               $      393,750
    1,000,000                      NR/Aaa   Ascentium Equipment Receivables LLC,
                                            1.04%, 1/10/17                                          999,892
      539,795                       NR/NR   Ascentium Equipment Receivables LLC,
                                            1.83%, 9/15/19 (144A)                                   539,483
      864,194                       NR/NR   AXIS Equipment Finance Receivables II
                                            LLC, 1.75%, 6/20/16                                     864,393
    1,050,000          0.52       AAA/Aaa   Barclays Dryrock Issuance Trust 2014-1,
                                            Floating Rate Note, 12/16/19                          1,050,609
    3,000,000          0.56        AAA/NR   BMW Floorplan Master Owner Trust,
                                            Floating Rate Note, 9/15/17 (144A)                    3,008,136

The accompanying notes are an integral part of these financial statements.

32 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                            Other Diversified Financial
                                            Services -- (continued)
      712,461                      NR/Aaa   BMW Vehicle Lease Trust 2013-1, 0.4%,
                                            1/20/15                                          $      712,424
      510,486                      NR/Aaa   BMW Vehicle Owner Trust 2011-A, 0.76%,
                                            8/25/15                                                 511,084
    1,032,292                     AAA/Aaa   Capital Auto Receivables Asset Trust/ Ally,
                                            0.47%, 3/20/15                                        1,032,141
      800,823                      AAA/NR   CCG Receivables Truste 2013-1, 1.05%,
                                            4/14/20 (144A)                                          802,619
      629,027                      AAA/NR   CNH Equipment Trust 2011-C, 1.19%,
                                            12/15/16                                                631,055
    1,275,000          0.76        NR/Aaa   CNH Wholesale Master Note Trust,
                                            Floating Rate Note, 8/15/19 (144A)                    1,276,524
      646,311          0.30       AAA/Aaa   Crusade Global Trust, Floating Rate Note,
                                            8/14/37 (d)                                             643,609
      690,000          0.36       AAA/Aaa   Discover Card Execution Note Trust,
                                            Floating Rate Note, 1/16/18                             690,451
      800,000          0.36       AAA/Aaa   Discover Card Execution Note Trust,
                                            Floating Rate Note, 3/15/17                             800,224
      847,784                      AA+/NR   DT Auto Owner Trust 2012-2, 1.85%,
                                            4/17/17 (144A)                                          848,614
      417,873                      AAA/NR   DT Auto Owner Trust 2013-1, 0.75%,
                                            5/16/16 (144A)                                          418,066
    2,000,000                      AAA/NR   Enterprise Fleet Financing LLC, 0.87%,
                                            9/20/19                                               1,999,982
      100,000                     AAA/Aaa   Fifth Third Auto 2013-1, 0.59%, 3/15/16                 100,094
    1,021,616          0.44        AA/Aa2   GE Business Loan Trust 2004-1, Floating
                                            Rate Note, 5/15/32 (144A)                               976,190
    3,187,121          0.34         A/Aa3   GE Business Loan Trust 2006-2, Floating
                                            Rate Note, 11/15/34 (144A)                            2,951,823
    1,205,000          0.86       AAA/Aaa   Gracechurch Card Funding Plc, Floating
                                            Rate Note, 2/15/17 (144A)                             1,209,953
    1,300,000          1.00       AAA/Aaa   Gracechurch Card Funding Plc, Floating
                                            Rate Note, 5/15/19 (144A)                             1,300,598
    1,300,000          0.86       AAA/Aaa   Gracechurch Card Funding Plc, Floating
                                            Rate Note, 6/15/17 (144A)                             1,306,028
      409,137                      NR/Aaa   Honda Auto Receivables 2011-1 Owner
                                            Trust, 1.8%, 4/17/17                                    409,821
      950,000                     AAA/Aaa   Honda Auto Receivables 2011-2 Owner
                                            Trust, 1.55%, 8/18/17                                   954,778
      969,385                      AAA/NR   Honda Auto Receivables 2012-2 Owner
                                            Trust, 0.7%, 2/16/16                                    971,169
      594,860                      AAA/NR   Honda Auto Receivables 2013-1 Owner
                                            Trust, 0.35%, 6/22/15                                   594,842
      100,000                      NR/Aaa   John Deere Owner Trust 2013-B, 0.55%,
                                            1/15/16                                                 100,088
      216,133          1.13        AA+/A3   MASTR Asset Backed Securities Trust
                                            2004-HE1, Floating Rate Note, 9/25/34                   215,807

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 33

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                            Other Diversified Financial
                                            Services -- (continued)
      121,692          0.40       AA+/Aa2   MASTR Asset Backed Securities Trust
                                            2005-FRE1, Floating Rate Note,
                                            10/25/35                                         $      121,341
    2,685,279          0.38      BB+/Baa2   MASTR Asset Backed Securities Trust
                                            2006-AB1, Floating Rate Note, 2/25/36                 2,629,245
    4,156,671          0.34        B-/Ba3   MASTR Asset Backed Securities Trust
                                            2006-NC1, Floating Rate Note, 1/25/36                 4,066,334
    2,109,514          0.45          A/NR   MASTR Specialized Loan Trust, Floating
                                            Rate Note, 1/25/36 (144A)                             1,978,971
      733,887          0.31       AA+/Aaa   Nelnet Student Loan Trust 2005-1,
                                            Floating Rate Note, 10/26/20                            731,527
       41,632                      AAA/NR   Prestige Auto Receivables Trust 2012-1,
                                            1.23%, 12/15/15 (144A)                                   41,640
    1,900,000                      AAA/NR   Prestige Auto Receivables Trust, 0.97%,
                                            3/15/18 (144A)                                        1,899,749
      998,351          0.91         A+/B2   SACO I Trust 2005-8, Floating Rate Note,
                                            11/25/35                                                992,209
    1,388,333          0.41       A-/Baa1   Textainer Marine Containers, Ltd., Floating
                                            Rate Note, 5/15/20 (144A)                             1,385,466
      925,000          1.85          B/B2   Truman Capital Mortgage Loan Trust,
                                            Floating Rate Note, 1/25/34                             908,507
    2,000,000          0.53        AAA/NR   World Financial Network Credit Card
                                            Master Trust, Floating Rate Note,
                                            2/15/19                                               2,000,070
                                                                                             --------------
                                                                                             $   45,069,306
-----------------------------------------------------------------------------------------------------------
                                            Specialized Finance -- 0.5%
      250,000          0.96       AAA/Aaa   Ally Master Owner Trust, Floating Rate
                                            Note, 2/15/17                                    $      251,029
    3,000,000          1.23        NR/Aaa   Ally Master Owner Trust, Floating Rate
                                            Note, 8/15/17                                         3,030,126
      888,000          0.60        NR/Aaa   GE Dealer Floorplan Master Note Trust,
                                            Floating Rate Note, 10/20/17                            890,164
      350,000          0.73        NR/Aaa   GE Dealer Floorplan Master Note Trust,
                                            Floating Rate Note, 2/20/17                             350,952
    1,190,000          0.56        NR/Aaa   GE Dealer Floorplan Master Note Trust,
                                            Floating Rate Note, 4/20/18                           1,193,207
    2,000,000          0.65        NR/Aaa   GE Dealer Floorplan Master Note Trust,
                                            Floating Rate Note, 6/20/17                           2,006,524
      500,000          1.06        NR/Aa2   GE Dealer Floorplan Master Note Trust,
                                            Floating Rate Note, 6/20/17                             498,766
    1,200,000          0.76        NR/Aaa   GE Dealer Floorplan Master Note Trust,
                                            Floating Rate Note, 7/20/16                           1,201,380
      197,315                       NR/A2   Hercules Capital Funding Trust 2012-1,
                                            3.32%, 12/16/17 (144A)                                  197,931
                                                                                             --------------
                                                                                             $    9,620,079
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                            Consumer Finance -- 5.7%
      255,907                      AAA/NR   Ally Auto Receivables Trust 2011-2,
                                            1.98%, 4/15/16                                   $      257,747
      602,000                      NR/Aaa   Ally Auto Receivables Trust 2011-3,
                                            1.61%, 5/16/16                                          605,503
       90,912                     AAA/Aaa   Ally Auto Receivables Trust 2011-4,
                                            0.79%, 9/15/15                                           90,949
        6,292                     AAA/Aaa   Ally Auto Receivables Trust 2012-4,
                                            0.48%, 5/15/15                                            6,292
       77,376                      AAA/NR   Ally Auto Receivables Trust 2012-SN1,
                                            0.51%, 12/22/14                                          77,381
    1,500,000          0.41        NR/Aaa   Ally Auto Receivables Trust 2013-2,
                                            Floating Rate Note, 7/15/16                           1,500,886
      145,635                       AA/NR   American Credit Acceptance Receivables
                                            Trust 2012-2, 1.89%, 7/15/16 (144A)                     146,004
      942,020                       A+/NR   American Credit Acceptance Receivables
                                            Trust 2013-1, 1.45%, 4/16/18 (144A)                     945,879
      513,917                       AA/NR   American Credit Acceptance Receivables
                                            Trust 2013-2, 1.32%, 2/15/17 (144A)                     514,673
      566,314                       AA/NR   American Credit Acceptance Receivables
                                            Trust 2014-1, 1.14%, 3/12/18 (144A)                     566,470
      449,111                       A+/NR   American Credit Acceptance Receivables
                                            Trust, 1.64%, 11/15/16 (144A)                           450,216
       50,000          0.42        NR/Aaa   American Express Credit Account Master
                                            Trust, Floating Rate Note, 1/15/20                       50,048
      250,000          1.36       AAA/Aaa   American Express Credit Account Master
                                            Trust, Floating Rate Note, 2/15/18                      253,493
    4,645,000          1.40       AAA/Aaa   American Express Credit Account Master
                                            Trust, Floating Rate Note, 3/15/17                    4,666,023
    8,890,000          0.30        AAA/NR   American Express Credit Account Master
                                            Trust, Floating Rate Note, 3/15/18                    8,888,755
          585                      NR/Aaa   AmeriCredit Automobile Receivables Trust
                                            2011-3, 1.17%, 1/8/16                                       585
      749,374                      AAA/NR   AmeriCredit Automobile Receivables Trust
                                            2012-5, 0.51%, 1/8/16                                   749,421
      875,240                      AAA/NR   AmeriCredit Automobile Receivables
                                            Trust 2013-1, 0.49%, 6/8/16                             875,386
    1,417,646                     AAA/Aaa   AmeriCredit Automobile Receivables
                                            Trust 2013-4, 0.74%, 11/8/16                          1,419,445
    6,150,000          0.22       AAA/Aaa   BA Credit Card Trust, Floating Rate
                                            Note, 12/15/16                                        6,149,822
    2,392,000          1.60        AAA/NR   Cabela's Master Credit Card Trust,
                                            Floating Rate Note, 1/16/18 (144A)                    2,414,746
      150,000          0.68        AAA/NR   Cabela's Master Credit Card Trust,
                                            Floating Rate Note, 2/18/20 (144A)                      151,165
      900,000          0.53        AAA/NR   Cabela's Master Credit Card Trust,
                                            Floating Rate Note, 3/16/20 (144A)                      900,075
    1,500,000          0.76        AAA/NR   Cabela's Master Credit Card Trust,
                                            Floating Rate Note, 6/17/19 (144A)                    1,510,212

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 35

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                            Consumer Finance -- (continued)
      518,005                      NR/Aa2   California Republic Auto Receivables
                                            Trust 2012-1, 1.18%, 8/15/17 (144A)              $      520,095
    2,512,000          0.38       AAA/Aaa   Capital One Multi-Asset Execution Trust,
                                            Floating Rate Note, 3/15/17                           2,512,219
    6,045,000          0.24       AAA/Aaa   Capital One Multi-Asset Execution Trust,
                                            Floating Rate Note, 8/15/18                           6,036,513
       20,438          0.89        AAA/A1   Chase Funding Trust Series 2002-4,
                                            Floating Rate Note, 10/25/32                             19,201
    2,700,000          0.30        AAA/NR   Chase Issuance Trust, Floating Rate
                                            Note, 10/16/17                                        2,700,589
    3,380,000          0.26        AAA/NR   Chase Issuance Trust, Floating Rate
                                            Note, 2/15/17                                         3,379,091
    4,355,000          0.26        AAA/NR   Chase Issuance Trust, Floating Rate
                                            Note, 5/16/16                                         4,354,943
    5,880,000          0.28        AAA/NR   Chase Issuance Trust, Floating Rate
                                            Note, 8/15/17                                         5,878,848
      200,000                     AAA/Aaa   Citibank Credit Card Issuance Trust,
                                            4.9%, 12/12/16                                          206,244
    3,500,000          0.30       AAA/Aaa   Citibank Credit Card Issuance Trust,
                                            Floating Rate Note, 11/25/16                          3,500,924
    3,070,000          0.30       AAA/Aaa   Citibank Credit Card Issuance Trust,
                                            Floating Rate Note, 12/12/16                          3,070,648
    9,931,000          0.40       AAA/Aaa   Citibank Credit Card Issuance Trust,
                                            Floating Rate Note, 2/7/18                            9,943,136
    9,450,000          0.25       AAA/Aaa   Citibank Credit Card Issuance Trust,
                                            Floating Rate Note, 4/24/17                           9,445,927
    1,900,000          1.36       AAA/Aaa   Citibank Credit Card Issuance Trust,
                                            Floating Rate Note, 5/22/17                           1,922,295
    1,610,267          0.41       AAA/Aaa   Citibank Credit Card Issuance Trust,
                                            Floating Rate Note, 6/7/16                            1,610,579
      515,938                      AA-/A1   CPS Auto Receivables Trust 2013-B,
                                            1.82%, 9/15/20 (144A)                                   517,006
      700,000                     AA-/Aa3   CPS Auto Trust, 1.38%, 8/15/18                          699,939
      505,691                      AA-/A1   CPS Auto Trust, 1.82%, 12/16/19 (144A)                  509,583
    2,000,000          0.30       AAA/Aaa   Dryrock Issuance Trust, Floating Rate
                                            Note, 8/15/17                                         1,999,020
    1,000,000                       A+/NR   First Investors Auto Owner Trust 2011-1,
                                            7.17%, 2/15/18 (144A)                                 1,002,300
      587,679                      AAA/NR   First Investors Auto Owner Trust 2013-2,
                                            1.23%, 3/15/19 (144A)                                   589,390
    1,222,804                      NR/Aaa   Ford Credit Auto Lease Trust 2013-A,
                                            0.46%, 5/15/15                                        1,222,895
      922,504                     AAA/Aaa   Ford Credit Auto Owner Trust 2011-A,
                                            1.65%, 5/15/16                                          927,212
    1,151,627                      AAA/NR   Ford Credit Auto Owner Trust 2013-C,
                                            0.55%, 4/15/16                                        1,152,626

The accompanying notes are an integral part of these financial statements.

36 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                            Consumer Finance -- (continued)
      950,000                     AAA/Aaa   Ford Credit Auto Owner Trust 2014-A,
                                            0.48%, 11/15/16                                  $      950,206
      900,000          0.55       AAA/Aaa   Ford Credit Floorplan Master Owner Trust
                                            A, Floating Rate Note, 2/15/19                          900,032
    2,075,000          0.50       AAA/Aaa   Ford Credit Floorplan Master Owner Trust
                                            A, Floating Rate Note, 9/15/16                        2,076,897
      829,779                     AAA/Aaa   Hyundai Auto Lease Securitization Trust
                                            2012-A, 0.92%, 8/17/15 (144A)                           831,085
      847,910                     AAA/Aaa   Hyundai Auto Receivables Trust 2013-A,
                                            0.4%, 12/15/15                                          848,208
    1,127,031          1.16        AA-/NR   Hyundai Capital Auto Funding VIII, Ltd.,
                                            Floating Rate Note, 9/20/16 (144A)                    1,120,833
    1,000,000          0.42        NR/Aaa   Mercedes-Benz Master Owner Trust,
                                            Floating Rate Note, 11/15/16 (144A)                   1,000,320
      760,000          0.42        NR/Aaa   Nissan Auto Lease Trust 2013-B, Floating
                                            Rate Note, 1/15/16                                      760,720
      742,721                      NR/Aaa   Nissan Auto Lease Trust, 0.98%, 5/15/15                 743,320
      957,625          0.26        NR/Aaa   Nissan Auto Lease Trust, Floating Rate
                                            Note, 6/15/15                                           957,538
      602,646                      NR/Aaa   Nissan Auto Receivables 2013-A Owner
                                            Trust, 0.37%, 9/15/15                                   602,640
      570,000          0.62        NR/Aaa   Nissan Master Owner Trust Receivables,
                                            Floating Rate Note, 5/15/17                             571,606
       49,713                      AAA/NR   Santander Drive Auto Receivables Trust
                                            2010-1, 1.84%, 11/17/14                                  49,743
       59,171                      AA+/NR   Santander Drive Auto Receivables Trust
                                            2011-S2, 2.06%, 6/15/17 (144A)                           59,173
       16,853                       AA/NR   Santander Drive Auto Receivables Trust
                                            2011-S2, 2.86%, 6/15/17 (144A)                           16,866
      337,828                     AAA/Aaa   Santander Drive Auto Receivables Trust
                                            2012-2, 1.22%, 12/15/15                                 338,084
    1,580,643                     AAA/Aaa   Santander Drive Auto Receivables Trust
                                            2012-5, 0.83%, 12/15/16                               1,582,739
      987,000                      NR/Aaa   Santander Drive Auto Receivables Trust,
                                            0.62%, 7/15/16                                          987,373
      998,735                      AAA/NR   Volkswagen Auto Lease Trust 2012-A,
                                            0.87%, 7/20/15                                        1,000,655
    1,807,186          0.41       AAA/Aaa   Volkswagen Auto Lease Trust 2013-A,
                                            Floating Rate Note, 12/21/15                          1,808,055
    1,500,000          0.37       AAA/Aaa   Volkswagen Auto Lease Trust 2014-A,
                                            Floating Rate Note, 10/20/16                          1,500,074
    1,453,618                     AAA/Aaa   Volvo Financial Equipment LLC Series
                                            2013-1, 0.53%, 11/16/15 (144A)                        1,453,871
    1,700,000                     AAA/Aaa   Volvo Financial Equipment LLC, 0.54%,
                                            11/15/16 (144A)                                       1,699,995
                                                                                             --------------
                                                                                             $  118,772,432
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 37

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                       Value
-----------------------------------------------------------------------------------------------------------
                                            Asset Management & Custody
                                            Banks -- 0.1%
    1,419,146                       NR/A3   Navitas Equipment Receivables LLC
                                            2013-1, 1.95%, 11/15/16                          $    1,419,491
      147,469          0.29     BBB+/Baa2   Triton Container Finance LLC, Floating
                                            Rate Note, 2/26/19 (144A)                               146,878
                                                                                             --------------
                                                                                             $    1,566,369
-----------------------------------------------------------------------------------------------------------
                                            Investment Banking &
                                            Brokerage -- 0.5%
    2,412,539          0.91       AAA/Aaa   Chesapeake Funding LLC, Floating Rate
                                            Note, 11/7/23 (144A)                             $    2,421,670
      250,000          2.16          A/A1   Chesapeake Funding LLC, Floating Rate
                                            Note, 11/7/23 (144A)                                    253,103
    1,900,000          0.58        NR/Aaa   Chesapeake Funding LLC, Floating Rate
                                            Note, 3/7/26                                          1,900,023
    1,680,066          1.41       AAA/Aaa   Chesapeake Funding LLC, Floating Rate
                                            Note, 4/7/24 (144A)                                   1,695,716
    1,693,651          0.61        NR/Aaa   Chesapeake Funding LLC, Floating Rate
                                            Note, 5/7/24 (144A)                                   1,696,209
      200,000          1.31        NR/Aa2   Chesapeake Funding LLC, Floating Rate
                                            Note, 5/7/24 (144A)                                     201,687
    1,590,184          0.34      BBB/Baa3   CLI Funding LLC, Floating Rate Note,
                                            8/18/21 (144A)                                        1,576,429
                                                                                             --------------
                                                                                             $    9,744,837
                                                                                             --------------
                                            Total Diversified Financials                     $  184,773,023
-----------------------------------------------------------------------------------------------------------
                                            REAL ESTATE -- 0.0%+
                                            Real Estate Services -- 0.0%+
      537,448          0.34      BBB+/Ba2   HSI Asset Securitization Corp. Trust
                                            2006-OPT1, Floating Rate Note,
                                            12/25/35                                         $      523,718
                                                                                             --------------
                                            Total Real Estate                                $      523,718
-----------------------------------------------------------------------------------------------------------
                                            GOVERNMENT -- 0.2%
                                            Municipal Student Loan -- 0.0%+
    1,201,652          1.14        AA+/NR   Louisiana Public Facilities Authority,
                                            Floating Rate Note, 4/26/27                      $    1,209,163
-----------------------------------------------------------------------------------------------------------
                                            Government -- 0.2%
    1,603,067          2.15         NR/NR   Fannie Mae Connecticut Avenue
                                            Securities, Floating Rate Note,
                                            10/25/23                                         $    1,632,868
    2,110,661          1.60       NR/Baa1   Freddie Mac Structured Agency Credit
                                            Risk Debt Notes, Floating Rate Note,
                                            11/25/23                                              2,122,523
                                                                                             --------------
                                                                                             $    3,755,391
                                                                                             --------------
                                            Total Government                                 $    4,964,554
-----------------------------------------------------------------------------------------------------------
                                            TOTAL ASSET BACKED SECURITIES
                                            (Cost $432,428,555)                              $  433,691,094
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                            COLLATERALIZED MORTGAGE
                                            OBLIGATIONS -- 30.8%
                                            TRANSPORTATION -- 0.1%
                                            Trucking -- 0.1%
    1,000,000          0.71        NR/Aaa   Hertz Fleet Lease Funding LP, Floating
                                            Rate Note, 12/10/27 (144A)                       $    1,002,142
      500,000          1.21        NR/Aa2   Hertz Fleet Lease Funding LP, Floating
                                            Rate Note, 12/10/27 (144A)                              501,620
                                                                                             --------------
                                                                                             $    1,503,762
                                                                                             --------------
                                            Total Transportation                             $    1,503,762
-----------------------------------------------------------------------------------------------------------
                                            CONSUMER SERVICES -- 0.0%+
                                            Hotels, Resorts & Cruise Lines -- 0.0%+
      935,118                      AAA/NR   Motel 6 Trust, 1.5%, 10/5/25 (144A)              $      928,784
                                                                                             --------------
                                            Total Consumer Services                          $      928,784
-----------------------------------------------------------------------------------------------------------
                                            BANKS -- 18.7%
                                            Thrifts & Mortgage Finance -- 18.7%
    1,400,000                       NR/NR   A10 Securitization 2013-1 LLC, 2.4%,
                                            11/15/25 (144A)                                  $    1,403,899
    1,250,000          0.96       AA-/Aa1   ACA CLO 2006-2, Ltd., Floating Rate
                                            Note, 1/20/21 (144A)                                  1,216,769
    1,800,000          0.47       AA+/Aaa   ACAS CLO 2007-1, Ltd., Floating Rate
                                            Note, 4/20/21                                         1,773,436
      524,825          2.45      AA+/Baa1   Adjustable Rate Mortgage Trust 2004-1,
                                            Floating Rate Note, 1/25/35                             524,619
    1,266,865          0.93        AAA/A1   Adjustable Rate Mortgage Trust 2005-2,
                                            Floating Rate Note, 6/25/35                           1,242,865
    1,407,622          0.43       A+/Baa2   Adjustable Rate Mortgage Trust 2005-5,
                                            Floating Rate Note, 9/25/35                           1,293,826
        4,127          0.55        AA+/A3   Alternative Loan Trust 2002-18, Floating
                                            Rate Note, 2/25/33                                        4,108
      767,882          0.78        BB-/NR   Alternative Loan Trust 2003-3T1,
                                            Floating Rate Note, 5/25/33                             758,354
      216,581                   BBB+/Baa1   Alternative Loan Trust 2004-18CB,
                                            5.7%, 9/25/34                                           220,228
      371,920          0.60     BBB+/Baa1   Alternative Loan Trust 2004-18CB,
                                            Floating Rate Note, 9/25/34                             374,670
      198,360                    BBB+/Ba1   Alternative Loan Trust 2004-2CB,
                                            5.125%, 3/25/34                                         199,284
       41,813          0.55      BBB+/Ba1   Alternative Loan Trust 2004-2CB,
                                            Floating Rate Note, 3/25/34                              41,563
    1,005,245                     BB+/Ba2   Alternative Loan Trust 2004-4CB,
                                            4.25%, 4/25/34                                        1,030,424
    1,363,147          0.44     BBB+/Baa2   Alternative Loan Trust 2004-6CB,
                                            Floating Rate Note, 5/25/34                           1,341,289
      198,021          2.14       BBB+/A1   Ares VR CLO, Ltd., Floating Rate Note,
                                            2/24/18 (144A)                                          196,402

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 39

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage
                                            Finance -- (continued)
    2,732,100          0.42         AA/NR   ASG Resecuritization Trust 2010-3,
                                            Floating Rate Note, 12/28/45 (144A)              $    2,644,094
    2,275,000          1.30        NR/Aaa   BAMLL Commercial Mortgage Securities
                                            Trust 2012-CLRN, Floating Rate Note,
                                            8/15/29 (144A)                                        2,276,433
    3,035,000          2.26         NR/A2   BAMLL Commercial Mortgage Securities
                                            Trust 2012-CLRN, Floating Rate Note,
                                            8/15/29 (144A)                                        3,039,398
    1,852,971          0.52      AA+/Baa2   Banc of America Funding 2004-B Trust,
                                            Floating Rate Note, 12/20/34                          1,799,670
    3,000,000          1.25        A-/Aaa   Banc of America Large Loan Trust
                                            2007-BMB1, Floating Rate Note,
                                            8/15/29 (144A)                                        2,982,246
      477,611          5.38       AAA/Aaa   Banc of America Merrill Lynch
                                            Commercial Mortgage, Inc., Floating Rate
                                            Note, 6/10/39                                           477,512
    1,973,227          4.86       AAA/Aaa   Banc of America Merrill Lynch
                                            Commercial Mortgage, Inc., Floating Rate
                                            Note, 7/10/43                                         2,039,847
      120,357          2.98         NR/NR   Banc of America Mortgage 2003-A Trust,
                                            Floating Rate Note, 2/25/33                             120,273
      300,595          2.77         A-/NR   Banc of America Mortgage 2003-F Trust,
                                            Floating Rate Note, 7/25/33                             304,138
      457,459          2.62         NR/B2   Banc of America Mortgage 2004-I Trust,
                                            Floating Rate Note, 10/25/34                            459,835
    1,968,524                       NR/NR   Bayview Opportunity Master Fund IIA
                                            Trust 2012-4NPL, 3.9496%, 1/28/34
                                            (Step)                                                1,970,299
      492,151          2.98         NR/NR   Bayview Opportunity Master Fund Trust
                                            IIB LP, Floating Rate Note, 1/28/33
                                            (144A)                                                  490,921
    2,773,755          2.94         NR/NR   BCAP LLC 2009-RR13-I Trust, Floating
                                            Rate Note, 9/26/35 (144A)                             2,866,520
      917,314          2.35         NR/NR   BCAP LLC 2013-RR3 Trust, Floating Rate
                                            Note, 5/26/36 (144A)                                    937,964
       71,884          2.62       A+/Baa3   Bear Stearns ALT-A Trust 2003-3,
                                            Floating Rate Note, 10/25/33                             71,938
    1,412,170          0.99      AA+/Baa1   Bear Stearns ALT-A Trust 2004-11,
                                            Floating Rate Note, 11/25/34                          1,374,804
    2,315,357          0.85      AA+/Baa1   Bear Stearns ALT-A Trust 2004-12,
                                            Floating Rate Note, 1/25/35                           2,226,306
    3,826,872          0.99      AA+/Baa1   Bear Stearns ALT-A Trust 2004-12,
                                            Floating Rate Note, 1/25/35                           3,688,102
    3,802,854          0.85        AAA/A3   Bear Stearns ALT-A Trust 2004-12,
                                            Floating Rate Note, 1/25/35                           3,683,543
      557,979          0.89      AA+/Baa1   Bear Stearns ALT-A Trust 2004-13,
                                            Floating Rate Note, 11/25/34                            553,372

The accompanying notes are an integral part of these financial statements.

40 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage
                                            Finance -- (continued)
    3,089,859          0.75        A+/Ba1   Bear Stearns ALT-A Trust 2004-4,
                                            Floating Rate Note, 6/25/34                      $    2,937,999
    1,142,636          0.85         A+/A3   Bear Stearns ALT-A Trust 2004-8,
                                            Floating Rate Note, 9/25/34                           1,103,744
      157,793          0.65      AAA/Baa1   Bear Stearns ALT-A Trust 2005-2,
                                            Floating Rate Note, 3/25/35                             152,193
    1,435,616          2.50     BBB+/Baa2   Bear Stearns ARM Trust 2003-3,
                                            Floating Rate Note, 5/25/33                           1,450,802
      438,218          2.91       BBB+/B3   Bear Stearns ARM Trust 2004-3,
                                            Floating Rate Note, 7/25/34                             438,113
      653,060          2.21       A+/Baa3   Bear Stearns ARM Trust 2005-5,
                                            Floating Rate Note, 8/25/35                             663,366
      334,643          1.25        A+/Ba1   Bear Stearns Asset Backed Securities
                                            Trust 2003-AC5, Floating Rate Note,
                                            10/25/33                                                316,665
    1,330,000                       NR/A3   Bear Stearns Commercial Mortgage
                                            Securities Trust 2005-PWR8, 4.75%,
                                            6/11/41                                               1,372,903
    3,751,000          4.99     BBB+/Baa2   Bear Stearns Commercial Mortgage
                                            Securities Trust 2005-PWR9, Floating
                                            Rate Note, 9/11/42                                    3,895,567
      567,226          2.57         NR/A3   Bear Stearns Mortgage Securities, Inc.,
                                            Floating Rate Note, 6/25/30                             581,563
    1,375,000          1.90        AA-/NR   Boca Hotel Portfolio Trust 2013-BOCA,
                                            Floating Rate Note, 8/15/26 (144A)                    1,377,439
    2,152,012          0.50       AAA/Aaa   Castle Garden Funding, Floating Rate
                                            Note, 10/27/20 (144A)                                 2,136,352
      563,254                       NR/B2   Chase Mortgage Finance Trust Series
                                            2005-S1, 5.5%, 5/25/35                                  579,522
      412,946          0.70         NR/A3   CHL Mortgage Pass-Through Trust
                                            2003-11, Floating Rate Note, 5/25/33                    402,859
      818,560          0.65         A-/NR   CHL Mortgage Pass-Through Trust
                                            2003-15, Floating Rate Note, 6/25/18                    807,438
       80,405          0.55         A+/NR   CHL Mortgage Pass-Through Trust
                                            2003-J7, Floating Rate Note, 8/25/18                     77,792
    3,307,889          0.69      AA+/Baa1   CHL Mortgage Pass-Through Trust
                                            2004-29, Floating Rate Note, 2/25/35                  3,098,619
    1,223,991                     NR/Baa1   CHL Mortgage Pass-Through Trust
                                            2004-9, 5.25%, 6/25/34                                1,250,984
      489,888                     NR/Caa1   CHL Mortgage Pass-Through Trust
                                            2005-19, 5.5%, 8/25/35                                  485,971
      470,484          0.50       AA+/Aaa   CIFC Funding 2007-I, Ltd., Floating Rate
                                            Note, 5/10/21                                           462,777
       21,421                     NR/Baa3   Citicorp Mortgage Securities REMIC
                                            Pass-Through Certificates Trust Series
                                            2005-4, 5.0%, 7/25/20                                    22,365

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 41

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage
                                             Finance -- (continued)
    1,867,098                      NR/Ba2    Citicorp Mortgage Securities REMIC
                                             Pass-Through Certificates Trust Series
                                             2005-7, 5.0%, 10/25/35                          $    1,926,675
      172,208          5.41       AAA/Aaa    Citigroup Commercial Mortgage Trust
                                             2004-C1, Floating Rate Note, 4/15/40                   172,106
      763,584          0.32        AA/Aaa    Citigroup Commercial Mortgage Trust
                                             2007-FL3, Floating Rate Note, 4/15/22
                                             (144A)                                                 757,020
    1,982,362          0.36         A/Aa2    Citigroup Commercial Mortgage Trust
                                             2007-FL3, Floating Rate Note, 4/15/22
                                             (144A)                                               1,963,141
      497,205          0.40        BBB/A2    Citigroup Commercial Mortgage Trust
                                             2007-FL3, Floating Rate Note, 4/15/22
                                             (144A)                                                 492,334
    1,105,112          0.46         BB/A3    Citigroup Commercial Mortgage Trust
                                             2007-FL3, Floating Rate Note, 4/15/22
                                             (144A)                                               1,091,524
    1,864,917          1.15        AA+/NR    Citigroup Mortgage Loan Trust 2010-7,
                                             Floating Rate Note, 9/25/37 (144A)                   1,864,835
       16,302                      AA+/NR    Citigroup Mortgage Loan Trust, Inc., 6.5%,
                                             6/25/16                                                 16,535
      950,000          4.65        AA-/A3    City Center Trust 2011-CCHP, Floating
                                             Rate Note, 7/15/28 (144A)                              955,032
    1,534,429          0.75       AA+/Aaa    CNL Commercial Mortgage Loan Trust
                                             2002-1, Floating Rate Note, 10/25/28
                                             (144A)                                               1,488,396
      416,384          0.59       BBB+/A2    CNL Commercial Mortgage Loan Trust
                                             2003-2, Floating Rate Note, 10/25/30
                                             (144A)                                                 355,980
      212,829          5.47       AAA/Aaa    COMM 2004-LNB3 Mortgage Trust,
                                             Floating Rate Note, 7/10/37                            213,144
    2,690,216          0.28        AA-/A1    COMM 2006-FL12 Mortgage Trust,
                                             Floating Rate Note, 12/15/20 (144A)                  2,677,792
    1,890,606          0.32        BBB/A1    COMM 2006-FL12 Mortgage Trust,
                                             Floating Rate Note, 12/15/20 (144A)                  1,881,709
    1,005,304          0.34         A+/A1    COMM 2007-FL14 Mortgage Trust,
                                             Floating Rate Note, 6/15/22 (144A)                     996,558
    2,905,500          0.46     BBB-/Baa2    COMM 2007-FL14 Mortgage Trust,
                                             Floating Rate Note, 6/15/22 (144A)                   2,822,257
      161,457          4.81         NR/A2    COMM 2011-FL1 Mortgage Trust,
                                             Floating Rate Note, 7/17/28 (144A)                     161,506
    1,597,000          1.67        AAA/NR    COMM 2013-FL3 Mortgage Trust,
                                             Floating Rate Note, 10/13/28 (144A)                  1,606,687
    2,760,000          1.76         NR/NR    COMM 2014-TWC Mortgage Trust,
                                             Floating Rate Note, 2/13/32 (144A)                   2,760,508
    2,098,374          2.10        AAA/NR    Commercial Mortgage Pass Through
                                             Certificates, Floating Rate Note,
                                             11/17/26 (144A)                                      2,107,672

The accompanying notes are an integral part of these financial statements.

42 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage
                                             Finance -- (continued)
    1,465,000          4.80       AAA/Aaa    Commercial Mortgage Trust 2005-GG3,
                                             Floating Rate Note, 8/10/42                     $    1,489,504
    3,300,000          4.89         A+/A2    Commercial Mortgage Trust 2005-GG3,
                                             Floating Rate Note, 8/10/42                          3,378,520
    2,785,000                     AAA/Aaa    Credit Suisse First Boston Mortgage
                                             Securities Corp., 4.686%, 7/15/37                    2,873,555
      188,195                     AAA/Aaa    Credit Suisse First Boston Mortgage
                                             Securities Corp., 4.691%, 10/15/39                     189,234
      625,198                     AAA/Aaa    Credit Suisse First Boston Mortgage
                                             Securities Corp., 4.829%, 11/15/37                     634,254
    3,450,000                      AAA/A1    Credit Suisse First Boston Mortgage
                                             Securities Corp., 4.832%, 4/15/37                    3,553,158
       20,402          1.50        AA+/A3    Credit Suisse First Boston Mortgage
                                             Securities Corp., Floating Rate Note,
                                             12/25/33                                                20,404
    2,248,013          5.01        NR/Aaa    Credit Suisse First Boston Mortgage
                                             Securities Corp., Floating Rate Note,
                                             2/15/38                                              2,296,366
      352,836          0.89      AAA/Baa1    Credit Suisse First Boston Mortgage
                                             Securities Corp., Floating Rate Note,
                                             6/25/34                                                343,266
    1,357,773          5.11        NR/Aaa    Credit Suisse First Boston Mortgage
                                             Securities Corp., Floating Rate Note,
                                             7/15/36                                              1,366,368
    3,049,622          5.10        AAA/NR    Credit Suisse First Boston Mortgage
                                             Securities Corp., Floating Rate Note,
                                             8/15/38                                              3,170,735
    3,741,883          0.32        AAA/A1    Credit Suisse Mortgage Capital
                                             Certificates, Floating Rate Note,
                                             10/15/21 (144A)                                      3,726,205
      357,231                      NR/Aaa    DBRR 2012- EZ1 Trust, 0.946%,
                                             9/25/45 (144A)                                         357,738
      900,000          0.86       AAA/Aaa    Extended Stay America Trust 2013-ESH,
                                             Floating Rate Note, 12/5/31 (144A)                     900,580
      800,000          1.26        AA-/NR    Extended Stay America Trust 2013-ESH,
                                             Floating Rate Note, 12/5/31 (144A)                     798,811
      764,495          2.59       BBB+/NR    First Horizon Mortgage Pass-Through Trust
                                             2003-AR3, Floating Rate Note, 9/25/33                  771,185
    2,238,431          0.48       AAA/Aaa    Foothill CLO, Ltd., Floating Rate Note,
                                             2/22/21 (144A)                                       2,208,375
      554,601          0.48       AA+/Aaa    Fore CLO, Ltd., Floating Rate Note,
                                             7/20/19 (144A)                                         550,015
      553,000          2.09     BBB+/Baa2    Four Corners CLO II, Ltd., Floating Rate
                                             Note, 1/26/20 (144A)                                   523,850
      885,756          0.48       AA+/Aaa    Gale Force 3 CLO, Ltd., Floating Rate
                                             Note, 4/19/21 (144A)                                   875,516
    4,205,000          4.77        AAA/NR    GE Capital Commercial Mortgage Corp.,
                                             Floating Rate Note, 6/10/48                          4,305,882

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 43

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage
                                             Finance -- (continued)
      856,812                     BB/Caa3    Global Mortgage Securitization, Ltd.,
                                             5.25%, 4/25/32 (144A)                           $      841,785
    2,735,633          0.42      BBB+/Ba2    Global Mortgage Securitization, Ltd.,
                                             Floating Rate Note, 4/25/32                          2,621,067
    2,281,746          5.30       AAA/Aa3    GMAC Commercial Mortgage Securities,
                                             Inc. Series 2004-C2 Trust, Floating Rate
                                             Note, 8/10/38                                        2,305,353
    3,547,000                      AAA/NR    GMAC Commercial Mortgage Securities,
                                             Inc. Series 2005-C1 Trust, 4.697%,
                                             5/10/43                                              3,651,686
    3,350,000           N/A         AA/NR    GP Portfolio Trust 2014-GGP, Floating
                                             Rate Note, 2/15/27                                   3,351,880
    1,939,213          1.78       AAA/Aaa    Gracechurch Mortgage Financing Plc,
                                             Floating Rate Note, 11/20/56 (144A)                  1,956,972
    2,300,000          1.00        NR/Aaa    GS Mortgage Securities Corp II, Floating
                                             Rate Note, 11/8/29 (144A)                            2,306,601
    1,535,189          0.93      AA+/Baa1    GSAA Home Equity Trust 2004-6,
                                             Floating Rate Note, 6/25/34                          1,519,977
      344,192          0.89       AAA/Aa2    GSAA Home Equity Trust 2004-8,
                                             Floating Rate Note, 9/25/34                            341,972
      131,964          2.32         A+/NR    GSR Mortgage Loan Trust 2003-9,
                                             Floating Rate Note, 8/25/33                            132,292
      722,161          2.37       AA+/Ba1    HarborView Mortgage Loan Trust 2004-1,
                                             Floating Rate Note, 4/19/34                            719,676
      265,093          1.28      AA+/Baa3    HarborView Mortgage Loan Trust 2004-4,
                                             Floating Rate Note, 6/19/34                            254,726
      500,000          1.99     BBB-/Baa3    Harch CLO III, Ltd., Floating Rate Note,
                                             4/17/20 (144A)                                         477,853
    3,750,000                      AAA/NR    HLSS Servicer Advance Receivables
                                             Trust, 1.2437%, 1/17/45                              3,752,250
      563,266          1.64       AAA/Aaa    Holmes Master Issuer Plc, Floating Rate
                                             Note, 10/15/54 (144A)                                  563,478
    1,850,229          1.79       AAA/Aaa    Holmes Master Issuer Plc, Floating Rate
                                             Note, 10/15/54 (144A)                                1,863,439
    1,347,232          1.89       AAA/Aaa    Holmes Master Issuer Plc, Floating Rate
                                             Note, 10/15/54 (144A)                                1,360,446
    3,422,833          0.79         A+/A1    Homestar Mortgage Acceptance Corp.,
                                             Floating Rate Note, 3/25/34                          3,265,954
    1,263,892          0.50       AA+/Aa3    Homestar Mortgage Acceptance Corp.,
                                             Floating Rate Note, 6/25/34                          1,242,200
    2,086,746          0.60       AAA/Aa2    Homestar Mortgage Acceptance Corp.,
                                             Floating Rate Note, 7/25/34                          2,056,566
      377,331          1.05         NR/NR    Impac CMB Trust Series 2003-8,
                                             Floating Rate Note, 10/25/33                           375,243
    1,892,110          0.79        BB/Ba3    Impac CMB Trust Series 2004-4,
                                             Floating Rate Note, 9/25/34                          1,785,119

The accompanying notes are an integral part of these financial statements.

44 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage
                                            Finance -- (continued)
    2,015,772          0.77        A-/Ba1   Impac CMB Trust Series 2004-4,
                                            Floating Rate Note, 9/25/34                      $    1,888,113
    1,839,269          0.87     BBB-/Baa2   Impac CMB Trust Series 2004-5,
                                            Floating Rate Note, 10/25/34                          1,772,991
      763,345          0.99         NR/NR   Impac CMB Trust Series 2004-5,
                                            Floating Rate Note, 8/25/34                             746,321
      418,400          0.95        B-/Ba1   Impac CMB Trust Series 2004-6,
                                            Floating Rate Note, 10/25/34                            402,921
    3,613,789          0.93       B-/Baa1   Impac CMB Trust Series 2004-6,
                                            Floating Rate Note, 10/25/34                          3,341,967
    1,693,139          0.89       BBB+/A3   Impac CMB Trust Series 2004-7,
                                            Floating Rate Note, 11/25/34                          1,594,900
      576,748          0.97        AAA/NR   Impac CMB Trust Series 2004-8,
                                            Floating Rate Note, 8/25/34                             580,682
      349,674          2.78        BB+/NR   Impac CMB Trust Series 2004-8,
                                            Floating Rate Note, 8/25/34                             327,964
    1,151,727          0.91         B/Ba3   Impac CMB Trust Series 2004-9,
                                            Floating Rate Note, 1/25/35                           1,028,070
      903,237          0.95       AAA/Aaa   Impac Secured Assets CMN Owner
                                            Trust, Floating Rate Note, 11/25/34                     882,573
    2,469,803          0.50       AAA/Aaa   Impac Secured Assets Trust 2006-1,
                                            Floating Rate Note, 5/25/36                           2,420,805
      859,903          0.50       AAA/Aaa   Impac Secured Assets Trust 2006-2,
                                            Floating Rate Note, 8/25/36                             841,457
      751,887          0.35      BB+/Baa2   Impac Secured Assets Trust 2006-5,
                                            Floating Rate Note, 12/25/36                            691,616
    1,512,173          0.46       AAA/Aaa   Inwood Park CDO, Ltd., Floating Rate
                                            Note, 1/20/21 (144A)                                  1,506,461
       48,589          5.55        NR/Aaa   JP Morgan Chase Commercial Mortgage
                                            Securities Corp Commercial Mortgage
                                            Pass-Thr, Floating Rate Note, 5/15/41                    48,532
      182,323          6.45       NR/Caa1   JP Morgan Chase Commercial Mortgage
                                            Securities Corp. Pass-Through Certificates
                                            Series 2002 CIBC4, Floating Rate Note,
                                            5/12/34                                                 189,883
    3,500,000                      NR/Aaa   JP Morgan Chase Commercial Mortgage
                                            Securities Corp., 4.878%, 1/15/42                     3,564,582
    2,350,000          2.02        AA/Aa2   JP Morgan Chase Commercial Mortgage
                                            Securities Corp., Floating Rate Note,
                                            10/15/25 (144A)                                       2,354,935
    1,500,000          0.00       AA-/Aa3   JP Morgan Chase Commercial Mortgage
                                            Securities Corp., Floating Rate Note,
                                            12/15/30 (144A)                                       1,504,304
      898,306          4.84        AAA/A1   JP Morgan Chase Commercial Mortgage
                                            Securities Trust 2004-LN2, Floating Rate
                                            Note, 7/15/41 (144A)                                    905,379

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 45

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage
                                             Finance -- (continued)
    1,813,732          5.34       AAA/Aaa    JP Morgan Chase Commercial Mortgage
                                             Securities Trust 2005-CIBC11, Floating
                                             Rate Note, 8/12/37                              $    1,869,363
    3,023,139          5.04       AAA/Aaa    JP Morgan Chase Commercial Mortgage
                                             Securities Trust 2005-LDP1, Floating Rate
                                             Note, 3/15/46                                        3,086,465
        9,375                      NR/Aaa    JP Morgan Chase Commercial Mortgage
                                             Securities Trust 2006-CIBC17, 5.45%,
                                             12/12/43                                                 9,360
    1,265,709          0.28        NR/Aaa    JP Morgan Chase Commercial Mortgage
                                             Securities Trust 2006-FL2, Floating Rate
                                             Note, 11/15/18 (144A)                                1,251,397
      696,105          0.36         NR/A2    JP Morgan Chase Commercial Mortgage
                                             Securities Trust 2006-FL2, Floating Rate
                                             Note, 11/15/18 (144A)                                  679,470
      267,733          0.38         NR/A3    JP Morgan Chase Commercial Mortgage
                                             Securities Trust 2006-FL2, Floating Rate
                                             Note, 11/15/18 (144A)                                  255,980
      167,333          0.52        NR/Ba1    JP Morgan Chase Commercial Mortgage
                                             Securities Trust 2006-FL2, Floating Rate
                                             Note, 11/15/18 (144A)                                  158,900
       86,007          0.31        AA/Aa3    JP Morgan Chase Commercial Mortgage
                                             Securities Trust 2006-LDP9, Floating Rate
                                             Note, 5/15/47                                           85,674
      293,527          5.70       AAA/Aaa    JP Morgan Chase Commercial Mortgage
                                             Securities Trust 2007-CIBC19, Floating
                                             Rate Note, 2/12/49                                     294,619
       31,231          5.80       AAA/Aaa    JP Morgan Chase Commercial Mortgage
                                             Securities Trust 2007-LDP11, Floating Rate
                                             Note, 6/15/49                                           31,246
    1,466,000          3.00        AA-/NR    JP Morgan Chase Commercial Mortgage
                                             Securities Trust 2013-ALC, Floating Rate
                                             Note, 7/17/26 (144A)                                 1,478,773
    1,200,000          1.96         A-/NR    JP Morgan Chase Commercial Mortgage
                                             Securities Trust 2013-FL3, Floating Rate
                                             Note, 4/15/28 (144A)                                 1,202,886
    2,445,000          2.75        NR/Aa3    JP Morgan Chase Commercial Mortgage
                                             Securities Trust 2013-INN, Floating Rate
                                             Note, 10/15/30 (144A)                                2,447,949
    4,975,000          0.94       AAA/Aaa    JP Morgan Chase Commercial Mortgage
                                             Securities Trust 2013-JWRZ, Floating Rate
                                             Note, 4/15/30 (144A)                                 4,940,757
    2,910,000          2.15         A-/NR    JP Morgan Chase Commercial Mortgage
                                             Securities Trust 2014-FBLU, Floating Rate
                                             Note, 12/15/28                                       2,914,004
    1,495,655          2.03       A+/Baa1    JP Morgan Mortgage Trust 2003-A1,
                                             Floating Rate Note, 10/25/33                         1,492,158

The accompanying notes are an integral part of these financial statements.

46 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage
                                            Finance -- (continued)
      911,653          2.25      AA+/Baa2   JP Morgan Mortgage Trust 2004-A5,
                                            Floating Rate Note, 12/25/34                     $      916,894
       12,840          2.67         A+/NR   JP Morgan Mortgage Trust 2005-A3,
                                            Floating Rate Note, 6/25/35                              12,827
      262,587          2.26      BBB+/Ba1   JP Morgan Mortgage Trust 2005-A4,
                                            Floating Rate Note, 7/25/35                             263,362
    1,809,546          1.64       AAA/Aaa   Lanark Master Issuer Plc, Floating Rate
                                            Note, 12/22/54 (144A)                                 1,833,173
    1,250,000          0.74       AAA/Aaa   Lanark Master Issuer Plc, Floating Rate
                                            Note, 12/22/54 (144A)                                 1,243,358
      124,898                     AAA/Aaa   LB-UBS Commercial Mortgage Trust
                                            2004-C1, 4.568%, 1/15/31                                129,539
    1,809,419          5.02        AAA/NR   LB-UBS Commercial Mortgage Trust
                                            2004-C6, Floating Rate Note, 8/15/29                  1,822,432
    2,935,000          5.20       NR/Baa2   LB-UBS Commercial Mortgage Trust
                                            2005-C2, Floating Rate Note, 4/15/30                  3,035,506
    3,204,703                     AAA/Aaa   LB-UBS Commercial Mortgage Trust
                                            2005-C3, 4.739%, 7/15/30                              3,300,136
    3,611,979          5.20        AAA/NR   LB-UBS Commercial Mortgage Trust
                                            2005-C7, Floating Rate Note, 11/15/30
                                            (144A)                                                3,773,904
      232,433          6.14       AAA/Aaa   LB-UBS Commercial Mortgage Trust
                                            2008-C1, Floating Rate Note, 4/15/41                    243,037
    1,500,000                      NR/Aaa   LEAF Receivables Funding 9 LLC, 0.88%,
                                            11/15/15 (144A)                                       1,498,950
      105,158          1.06      BBB+/Aa2   Lehman Brothers Floating Rate
                                            Commercial Mortgage Trust 2007-LLF C5,
                                            Floating Rate Note, 6/15/22 (144A)                      105,102
    1,313,315          1.10        A+/Aa1   Lehman Brothers Small Balance
                                            Commercial Mortgage Trust 2007-3
                                            Class 1A4, Floating Rate Note,
                                            10/25/37 (144A)                                       1,303,773
    2,138,687          1.20        A+/Aa1   Lehman Brothers Small Balance
                                            Commercial Mortgage Trust 2007-3,
                                            Floating Rate Note, 10/25/37 (144A)                   2,101,260
    1,423,126          0.37        A+/Aa1   Lehman Brothers Small Balance
                                            Commercial, Floating Rate Note,
                                            4/25/31 (144A)                                        1,310,558
    3,770,916          0.38        A+/Aa1   Lehman Brothers Small Balance
                                            Commercial, Floating Rate Note,
                                            4/25/31 (144A)                                        3,400,371
    2,007,668          0.40        A+/Aa1   Lehman Brothers Small Balance
                                            Commercial, Floating Rate Note,
                                            9/25/30 (144A)                                        1,873,915
      842,846          2.11       A+/Baa2   MASTR Adjustable Rate Mortgages Trust
                                            2003-3, Floating Rate Note, 9/25/33                     842,910

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 47

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage
                                             Finance -- (continued)
      753,947          0.31         AA/A2    MASTR Adjustable Rate Mortgages Trust
                                             2007-1, Floating Rate Note, 1/25/47             $      735,453
    2,450,928          0.50       BBB-/NR    MASTR Alternative Loan Trust 2005-1,
                                             Floating Rate Note, 2/25/35                          2,388,682
      303,500          0.55        AA+/NR    MASTR Asset Securitization Trust 2003-6,
                                             Floating Rate Note, 7/25/18                            293,622
    1,705,239          0.64      AA+/Baa1    Mellon Residential Funding Corp.
                                             Mortgage Pass-Through Trust Series
                                             2000 TBC2, Floating Rate Note, 6/15/30               1,670,537
      782,400          0.60      AA+/Baa1    Mellon Residential Funding Corp.
                                             Mortgage Pass-Through Trust Series
                                             2000-TBC3, Floating Rate Note,
                                             12/15/30                                               737,979
      548,871          2.38        BBB/B1    Merrill Lynch Mortgage Investors Trust
                                             Series 2005-2, Floating Rate Note,
                                             10/25/35                                               557,086
    2,080,500          1.15     BBB+/Baa3    Merrill Lynch Mortgage Investors Trust
                                             Series MLCC 2003-A, Floating Rate Note,
                                             3/25/28                                              2,081,447
    1,878,967          0.81       BB/Baa1    Merrill Lynch Mortgage Investors Trust
                                             Series MLCC 2003-C, Floating Rate Note,
                                             6/25/28                                              1,789,536
    1,858,748          1.05       BB/Baa1    Merrill Lynch Mortgage Investors Trust
                                             Series MLCC 2003-C, Floating Rate Note,
                                             6/25/28                                              1,858,159
    2,367,165          0.77      BBB/Baa3    Merrill Lynch Mortgage Investors Trust
                                             Series MLCC 2003-E, Floating Rate Note,
                                             10/25/28                                             2,326,737
      249,360          1.89       A+/Baa3    Merrill Lynch Mortgage Investors Trust
                                             Series MLCC 2003-G, Floating Rate Note,
                                             1/25/29                                                248,030
    1,554,610          0.79      AA+/Baa2    Merrill Lynch Mortgage Investors Trust
                                             Series MLCC 2003-H, Floating Rate Note,
                                             1/25/29                                              1,536,656
      398,401          0.61       A+/Baa1    Merrill Lynch Mortgage Investors Trust
                                             Series MLCC 2004-A, Floating Rate Note,
                                             4/25/29                                                378,947
      530,209          0.89      AA+/Baa3    Merrill Lynch Mortgage Investors Trust
                                             Series MLCC 2004-B, Floating Rate Note,
                                             5/25/29                                                516,026
    2,685,467          0.71       AA+/Ba1    Merrill Lynch Mortgage Investors Trust
                                             Series MLCC 2004-C, Floating Rate Note,
                                             7/25/29                                              2,694,821
      190,924          1.35       AA+/Ba3    Merrill Lynch Mortgage Investors Trust
                                             Series MLCC 2004-C, Floating Rate Note,
                                             7/25/29                                                191,321

The accompanying notes are an integral part of these financial statements.

48 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage
                                            Finance -- (continued)
      823,185          2.12      AA+/Baa2   Merrill Lynch Mortgage Investors Trust
                                            Series MLCC 2004-D, Floating Rate Note,
                                            9/25/29                                          $      823,177
    3,447,519          0.81        A+/Ba2   Merrill Lynch Mortgage Investors Trust
                                            Series MLCC 2004-E, Floating Rate Note,
                                            11/25/29                                              3,295,752
    2,342,428          0.71        A+/Ba2   Merrill Lynch Mortgage Investors Trust
                                            Series MLCC 2004-G, Floating Rate Note,
                                            1/25/30                                               2,237,705
    1,231,828          0.95        A+/Ba2   Merrill Lynch Mortgage Investors Trust
                                            Series MLCC 2004-G, Floating Rate Note,
                                            1/25/30                                               1,194,526
    3,157,231          0.61       AA+/Ba3   Merrill Lynch Mortgage Investors Trust
                                            Series MLCC 2005-A, Floating Rate Note,
                                            3/25/30                                               3,100,095
    1,088,833          4.86        NR/Aaa   Merrill Lynch Mortgage Trust 2004-KEY2,
                                            Floating Rate Note, 8/12/39                           1,097,025
    1,519,492          4.95        NR/Aa3   Merrill Lynch Mortgage Trust 2004-KEY2,
                                            Floating Rate Note, 8/12/39                           1,540,625
    2,966,614          0.42        AA+/A3   Morgan Stanley Mortgage Loan Trust
                                            2005-5AR, Floating Rate Note, 9/25/35                 2,908,682
    2,682,925          0.43       A+/Baa2   Morgan Stanley Mortgage Loan Trust
                                            2005-6AR, Floating Rate Note,
                                            11/25/35                                              2,661,166
      938,853          0.42         A+/A2   Morgan Stanley Mortgage Loan Trust
                                            2005-6AR, Floating Rate Note,
                                            11/25/35                                                925,505
      628,645          0.49          A/NR   Morgan Stanley Re-REMIC Trust 2010-R4,
                                            Floating Rate Note, 7/26/36 (144A)                      627,259
    2,282,249          0.93      AA+/Baa1   MortgageIT Trust 2004-1, Floating Rate
                                            Note, 11/25/34                                        2,197,019
    1,838,507          0.41       A+/Baa2   MortgageIT Trust 2005-2, Floating Rate
                                            Note, 5/25/35                                         1,762,503
      981,393          0.72        NR/Aaa   NCUA Guaranteed Notes Trust REMICS,
                                            Floating Rate Note, 12/8/20                             989,521
    1,476,064          0.69        NR/Aaa   NCUA Guaranteed Notes Trust REMICS,
                                            Floating Rate Note, 3/9/21                            1,483,127
    1,062,032          0.61       AA+/Aaa   NCUA Guaranteed Notes Trust, Floating
                                            Rate Note, 10/7/20                                    1,068,274
    2,932,215          0.53       AA+/Aaa   NCUA Guaranteed Notes Trust, Floating
                                            Rate Note, 11/6/17                                    2,938,663
      301,800          0.72        NR/Aaa   NCUA Guaranteed Notes Trust, Floating
                                            Rate Note, 12/8/20                                      304,559
    1,168,116          0.56       AA+/Aaa   NCUA Guaranteed Notes Trust, Floating
                                            Rate Note, 3/11/20                                    1,172,555
      363,735          0.54        AA+/NR   NCUA Guaranteed Notes Trust, Floating
                                            Rate Note, 4/6/20                                       364,467

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 49

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage
                                             Finance -- (continued)
    1,650,000                      AAA/NR    New Residential Advance Receivables
                                             Trust Advance Receivables Backed
                                             2014-T1, 3/13/45 (c)                            $    1,650,112
    1,400,496          0.47       AAA/Aaa    NewStar Commercial Loan Trust 2007-1,
                                             Floating Rate Note, 9/30/22 (144A)                   1,381,779
    3,900,000          0.35         NR/NR    Nomura Resecuritization Trust 2011-3R,
                                             Floating Rate Note, 7/26/37 (144A)                   3,785,340
    2,244,305          1.36       AAA/Aaa    NorthStar 2012-1 Mortgage Trust,
                                             Floating Rate Note, 8/25/29 (144A)                   2,246,096
    1,000,000          4.41      BBB/Baa3    NorthStar 2012-1 Mortgage Trust,
                                             Floating Rate Note, 8/25/29 (144A)                   1,014,203
    2,783,980          2.00        NR/Aaa    NorthStar 2013-1, Floating Rate Note,
                                             8/25/29 (144A)                                       2,783,980
      197,669          0.45       AAA/Aa2    Opteum Mortgage Acceptance Corp.
                                             Asset Backed Pass-Through Certificates
                                             2005-1, Floating Rate Note, 2/25/35                    197,255
      385,805          0.40        BB+/B2    Opteum Mortgage Acceptance Corp.
                                             Asset Backed Pass-Through Certificates
                                             2005-5, Floating Rate Note, 12/25/35                   379,519
       87,818          0.41        AA+/A1    Opteum Mortgage Acceptance Corp.
                                             Asset Backed Pass-Through Certificates
                                             Series 20, Floating Rate Note, 7/25/35                  87,788
    1,215,722                       NR/NR    ORES NPL 2013-LV2 LLC, 3.081%,
                                             9/25/25 (144A)                                       1,215,756
    2,250,000                       NR/NR    ORES NPL LLC, 3.0%, 3/27/24 (144A)                   2,250,000
    1,500,000          0.46         NR/NR    Pepper Residential Securities Trust,
                                             Floating Rate Note, 10/18/14 (144A)                  1,500,270
    1,000,000          0.50         NR/NR    Pepper Residential Securities Trust,
                                             Floating Rate Note, 7/24/14 (144A)                     987,505
      138,024          0.70       NR/Baa3    RALI Series 2002-QS16 Trust, Floating
                                             Rate Note, 10/25/17                                    131,398
    2,491,632          0.65       BB-/Ba1    RALI Series 2003-QS11 Trust, Floating
                                             Rate Note, 6/25/33                                   2,376,598
    1,028,259          0.60         BB/NR    RALI Series 2003-QS22 Trust, Floating
                                             Rate Note, 12/26/33                                    955,221
    1,366,430          0.60        AA+/NR    RALI Series 2003-QS5 Trust, Floating
                                             Rate Note, 3/25/18                                   1,339,288
    1,854,019          0.60        NR/Ba2    RALI Series 2003-QS9 Trust, Floating
                                             Rate Note, 5/25/18                                   1,790,145
    2,557,996                   BBB-/Baa3    RALI Series 2004-QR1 Trust, 5.25%,
                                             10/25/34                                             2,591,846
       84,605                   BBB+/Baa2    RALI Series 2004-QS1 Trust, 4.25%,
                                             1/25/34                                                 85,263
       94,698          0.70     BBB+/Baa2    RALI Series 2004-QS1 Trust, Floating
                                             Rate Note, 1/25/34                                      94,538
      326,576                       NR/B3    RALI Series 2004-QS16 Trust, 5.5%,
                                             12/25/34                                               332,867

The accompanying notes are an integral part of these financial statements.

50 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage
                                            Finance -- (continued)
      836,236                     BB+/Ba3   RALI Series 2004-QS5 Trust, 4.75%,
                                            4/25/34                                          $      864,031
      679,979          0.75       BB+/Ba3   RALI Series 2004-QS5 Trust, Floating
                                            Rate Note, 4/25/34                                      667,276
    3,058,673          0.65         NR/NR   RBSSP Resecuritization Trust 2009-5,
                                            Floating Rate Note, 8/26/37 (144A)                    2,944,270
    1,382,510          0.48       AA+/Aaa   Regatta Funding, Ltd., Floating Rate
                                            Note, 6/15/20 (144A)                                  1,363,056
    2,385,281          1.55        B-/Ba3   RESI Finance LP, Floating Rate Note,
                                            9/10/35 (144A)                                        2,095,462
      733,419          0.60       BBB+/NR   Residential Asset Securitization Trust
                                            2003-A15, Floating Rate Note, 2/25/34                   707,696
      409,487          0.55       BBB+/NR   Residential Asset Securitization Trust
                                            2003-A2, Floating Rate Note, 5/25/33                    377,727
    1,750,000          0.44         NR/NR   Resimac MBS Trust, Floating Rate Note,
                                            6/7/14                                                1,742,341
    1,347,979                     NR/Baa3   RREF 2013 LT2 LLC, 2.8331%,
                                            5/22/28 (144A)                                        1,345,628
      144,738          0.92      AA+/Baa1   Sequoia Mortgage Trust 10, Floating Rate
                                            Note, 10/20/27                                          136,463
      601,268          1.04       AA+/Ba1   Sequoia Mortgage Trust 2003-2, Floating
                                            Rate Note, 6/20/33                                      584,594
      264,670          0.78      AA+/Baa3   Sequoia Mortgage Trust 2003-5, Floating
                                            Rate Note, 9/20/33                                      264,233
      331,058          0.80       A+/Baa1   Sequoia Mortgage Trust 2003-8, Floating
                                            Rate Note, 1/20/34                                      315,765
      444,405          0.48       A+/Baa3   Sequoia Mortgage Trust 2004-10, Floating
                                            Rate Note, 11/20/34                                     418,551
    4,886,720          0.42        A/Baa3   Sequoia Mortgage Trust 2004-12,
                                            Floating Rate Note, 1/20/35                           4,479,553
      155,787          0.64       AA/Baa3   Sequoia Mortgage Trust 2004-12,
                                            Floating Rate Note, 1/20/35                             142,885
      256,022          1.74       AA+/Ba1   Sequoia Mortgage Trust 2004-7,
                                            Floating Rate Note, 8/20/34                             259,595
    3,771,985          0.39      AA+/Baa3   Sequoia Mortgage Trust 2005-1,
                                            Floating Rate Note, 2/20/35                           3,576,932
      458,810          0.38      BBB+/Ba1   Sequoia Mortgage Trust 2005-2,
                                            Floating Rate Note, 3/20/35                             405,011
      209,314          0.87        AA+/A2   Sequoia Mortgage Trust 4, Floating
                                            Rate Note, 11/22/24                                     210,261
       56,829          0.28       AAA/Aaa   Series 2007-1G WST Trust, Floating Rate
                                            Note, 5/21/38 (144A)                                     56,653
       53,604                     NR/Baa3   SMA Issuer I LLC, 3.5%, 8/20/25 (144A)                   53,530
      119,757          0.35       AAA/Aaa   SMHL Global Fund 2007-1, Floating Rate
                                            Note, 6/12/40                                           118,613

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 51

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage
                                             Finance -- (continued)
      659,320          1.57        AAA/NR    Springleaf Mortgage Loan Trust 2012-3,
                                             Floating Rate Note, 12/25/59 (144A)             $      658,957
    2,495,000          1.45        AAA/NR    Starwood Property Mortgage Trust
                                             2013-FV1, Floating Rate Note, 8/11/28
                                             (144A)                                               2,495,374
      591,825          2.86        BB/Ba2    Structured Adjustable Rate Mortgage
                                             Loan Trust Class 1A1, Floating Rate Note,
                                             3/25/34                                                600,815
      418,469          5.16      BBB+/Ba2    Structured Adjustable Rate Mortgage
                                             Loan Trust, Floating Rate Note, 11/25/34               411,862
      656,133          2.37       A+/Baa1    Structured Adjustable Rate Mortgage
                                             Loan Trust, Floating Rate Note, 3/25/34                665,252
       77,766          0.55        AAA/A1    Structured Adjustable Rate Mortgage
                                             Loan Trust, Floating Rate Note, 6/25/35                 77,592
    3,068,352          0.52       AA+/Ba1    Structured Adjustable Rate Mortgage
                                             Loan Trust, Floating Rate Note, 7/25/34              2,882,815
    1,052,933          0.86      AA+/Baa2    Structured Asset Mortgage Investments II
                                             Trust 2004-AR1, Floating Rate Note,
                                             3/19/34                                              1,025,901
    1,220,564          0.82      AA+/Baa1    Structured Asset Mortgage Investments II
                                             Trust 2004-AR5, Floating Rate Note,
                                             10/19/34                                             1,162,179
    2,208,851          1.06      AA+/Baa2    Structured Asset Mortgage Investments
                                             Trust 2002-AR5, Floating Rate Note,
                                             5/19/33                                              2,143,750
      266,789          2.67       A+/Baa3    Structured Asset Securities Corp.
                                             Mortgage Certificates Series 2003-31A,
                                             Floating Rate Note, 10/25/33                           268,936
      518,426          1.09         AA/NR    Structured Asset Securities Corp.
                                             Mortgage Pass-Through Certificates
                                             Series 1998-8, Floating Rate Note,
                                             8/25/28                                                511,223
      409,066          2.51      AA+/Baa3    Structured Asset Securities Corp.
                                             Mortgage Pass-Through Certificates
                                             Series 2003-22A, Floating Rate Note,
                                             6/25/33                                                413,011
    1,071,159          2.45        A+/Ba2    Structured Asset Securities Corp.
                                             Mortgage Pass-Through Certificates
                                             Series 2003-24A, Floating Rate Note,
                                             7/25/33                                              1,075,163
      184,040          0.65       A+/Baa3    Structured Asset Securities Corp.
                                             Mortgage Pass-Through Certificates
                                             Series 2003-35, Floating Rate Note,
                                             12/25/33                                               181,363
      607,815          0.45         B-/B2    Structured Asset Securities Corp. Trust
                                             2005-14, Floating Rate Note, 7/25/35                   555,586

The accompanying notes are an integral part of these financial statements.

52 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage
                                            Finance -- (continued)
    1,978,649          1.63      AA+/Baa3   Thornburg Mortgage Securities Trust
                                            Class II2A, Floating Rate Note, 3/25/44          $    1,938,563
    1,537,000          4.16      BBB/Baa2   Trafigura Securitisation Finance Plc,
                                            Floating Rate Note, 10/15/15 (144A)                   1,549,972
    2,000,000                       NR/NR   Vericrest Opportunity Loan Transferee,
                                            3.25%, 11/25/53 (Step)                                2,000,000
    1,430,000          4.85       AAA/Aaa   Wachovia Bank Commercial Mortgage
                                            Trust Series 2005-C16, Floating Rate
                                            Note, 10/15/41                                        1,454,267
    2,019,494          5.08       AAA/Aaa   Wachovia Bank Commercial Mortgage
                                            Trust Series 2005-C17, Floating Rate
                                            Note, 3/15/42                                         2,069,173
       44,344                     AAA/Aaa   Wachovia Bank Commercial Mortgage
                                            Trust Series 2005-C18, 4.79%, 4/15/42                    44,309
    4,722,637                     AAA/Aaa   Wachovia Bank Commercial Mortgage
                                            Trust Series 2005-C18, 4.935%,
                                            4/15/42                                               4,851,480
    1,680,625          5.24       AAA/Aaa   Wachovia Bank Commercial Mortgage
                                            Trust Series 2005-C21, Floating Rate
                                            Note, 10/15/44                                        1,768,597
      803,056          0.24        A+/Aaa   Wachovia Bank Commercial Mortgage
                                            Trust Series 2007-WHALE 8, Floating
                                            Rate Note, 6/15/20 (144A)                               795,793
      236,185          2.50       A+/Baa2   WaMu Mortgage Pass-Through
                                            Certificates, Floating Rate Note, 1/25/33               239,902
      545,934          2.40       BBB+/NR   WaMu Mortgage Pass-Through
                                            Certificates, Floating Rate Note, 1/25/35               548,437
      512,135          2.46        A+/Ba2   WaMu Mortgage Pass-Through
                                            Certificates, Floating Rate Note, 2/25/33               504,549
       22,007          0.55         NR/A2   WaMu Mortgage Pass-Through
                                            Certificates, Floating Rate Note, 3/25/34                22,025
    2,220,000          1.18        AAA/NR   Wells Fargo Commercial Mortgage Trust,
                                            Floating Rate Note, 2/15/27 (144A)                    2,221,388
      169,723                     BB+/Ba2   Wells Fargo Mortgage Backed Securities
                                            2005-9 Trust, 5.5%, 10/25/35                            169,623
       52,057          4.99        NR/Ba2   Wells Fargo Mortgage Backed Securities
                                            2005-AR6 Trust, Floating Rate Note,
                                            4/25/35                                                  52,993
    1,005,362          4.92      BBB+/Ba3   Wells Fargo Mortgage Backed Securities
                                            Trust, Floating Rate Note, 8/25/34                    1,029,915
    1,865,016          0.46       AAA/Aaa   Westwood CDO II, Ltd., Floating Rate
                                            Note, 4/25/22 (144A)                                  1,828,180
                                                                                             --------------
                                                                                             $  387,662,997
                                                                                             --------------
                                            Total Banks                                      $  387,662,997
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 53

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 2.4%
                                             Other Diversified Financial
                                             Services -- 2.2%
      132,514          0.48       AA+/Ba1    Chevy Chase Funding LLC
                                             Mortgage-Backed Certificates Series
                                             2004-1, Floating Rate Note, 1/25/35
                                             (144A)                                          $      119,080
       68,084          0.45        A+/Ba2    Chevy Chase Funding LLC
                                             Mortgage-Backed Certificates Series
                                             2004-3, Floating Rate Note, 8/25/35
                                             (144A)                                                  62,041
    1,823,234          0.30       AAA/Aaa    Crusade Global Trust, Floating Rate
                                             Note, 11/15/37                                       1,797,036
    2,012,656          0.30       AAA/Aaa    Crusade Global Trust, Floating Rate
                                             Note, 4/19/38                                        1,983,648
    1,460,000          1.46        AA-/NR    Del Coronado Trust 2013-DEL, Floating
                                             Rate Note, 3/15/26 (144A)                            1,457,614
    1,151,946          0.58        A+/Aa2    GE Business Loan Trust 2003-1, Floating
                                             Rate Note, 4/15/31 (144A)                            1,094,349
    1,540,440          0.38       AA-/Aa1    GE Business Loan Trust 2004-2, Floating
                                             Rate Note, 12/15/32 (144A)                           1,462,429
    2,951,725          0.40        AA/Aa3    GE Business Loan Trust 2005-1, Floating
                                             Rate Note, 6/15/33 (144A)                            2,770,965
    2,408,041          0.32         A/Aa3    GE Business Loan Trust 2007-1, Floating
                                             Rate Note, 4/16/35 (144A)                            2,179,347
    2,475,000          1.66        AA-/NR    Hilton USA Trust 2013-HLF, Floating Rate
                                             Note, 11/5/30 (144A)                                 2,478,109
      210,886          0.27       AAA/Aaa    Medallion Trust Series 2007-1G, Floating
                                             Rate Note, 2/27/39                                     210,470
    1,526,459                      AAA/NR    Morgan Stanley Capital I Trust
                                             2004-HQ4, 4.97%, 4/14/40                             1,534,613
      772,254          5.11        AAA/NR    Morgan Stanley Capital I Trust
                                             2004-IQ8, Floating Rate Note, 6/15/40                  778,287
    3,830,000          5.30       BBB+/NR    Morgan Stanley Capital I Trust
                                             2004-IQ8, Floating Rate Note, 6/15/40                3,882,594
    3,750,000                      AAA/NR    Morgan Stanley Capital I Trust
                                             2005-HQ6, 4.989%, 8/13/42                            3,884,032
    2,900,000          5.07       BBB-/NR    Morgan Stanley Capital I Trust
                                             2005-HQ6, Floating Rate Note, 8/13/42                3,007,416
    2,628,659          5.23       AAA/Aaa    Morgan Stanley Capital I Trust
                                             2005-IQ10, Floating Rate Note, 9/15/42               2,742,971
    1,600,145                      AAA/NR    Morgan Stanley Capital I Trust
                                             2005-TOP17, 4.78%, 12/13/41                          1,627,649
      869,852          0.26       AA+/Aaa    Morgan Stanley Capital I, Inc., Floating
                                             Rate Note, 10/15/20 (144A)                             868,015
    3,025,000          0.28        A+/Aa1    Morgan Stanley Capital I, Inc., Floating
                                             Rate Note, 10/15/20 (144A)                           3,002,328

The accompanying notes are an integral part of these financial statements.

54 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                            Other Diversified Financial
                                            Services -- (continued)
    3,000,000          2.31         NR/NR   Resource Capital Corp. CRE Notes 2013,
                                            Ltd., Floating Rate Note, 6/15/16
                                            (144A)                                           $    3,000,000
      544,000          1.04       AA+/Aaa   Stanfield Bristol CLO, Ltd., Floating Rate
                                            Note, 10/15/19 (144A)                                   533,297
    1,180,882                       NR/NR   VOLT XV LLC, 3.22162%, 5/27/53
                                            (Step) (144A)                                         1,160,217
    1,948,017                       NR/NR   VOLT XVI LLC, 4.25%, 8/25/58
                                            (Step) (144A)                                         1,954,105
      991,599                       NR/NR   VOLT XX LLC, 3.625%, 2/1/39 (Step)
                                            (144A)                                                  996,866
                                                                                             --------------
                                                                                             $   44,587,478
-----------------------------------------------------------------------------------------------------------
                                            Specialized Finance -- 0.2%
      927,729          1.64       AAA/Aaa   Fosse Master Issuer Plc, Floating Rate
                                            Note, 10/18/54 (144A)                            $      930,397
      871,271          1.64       AAA/Aaa   Fosse Master Issuer Plc, Floating Rate
                                            Note, 10/18/54 (144A)                                   881,347
      650,000          1.69       AA+/Aaa   KKR Financial CLO 2007-1, Ltd., Floating
                                            Rate Note, 5/15/21 (144A)                               631,114
      179,132          2.35       AAA/Aaa   Nomura Asset Acceptance Corp.
                                            Alternative Loan Trust Series 2004-AR4,
                                            Floating Rate Note, 12/25/34                            180,790
      100,049                      BBB/B2   Nomura Asset Acceptance Corp.
                                            Alternative Loan Trust Series 2005-WF1,
                                            4.786%, 3/25/35                                         103,760
      631,000          1.84       AAA/Aaa   Permanent Master Issuer Plc, Floating
                                            Rate Note, 7/15/42 (144A)                               639,529
                                                                                             --------------
                                                                                             $    3,366,937
-----------------------------------------------------------------------------------------------------------
                                            Consumer Finance -- 0.0%+
      950,000                      NR/Aaa   Nissan Auto Receivables 2013-C Owner
                                            Trust, 0.4%, 6/15/16                             $      950,026
                                                                                             --------------
                                            Total Diversified Financials                     $   48,904,441
-----------------------------------------------------------------------------------------------------------
                                            GOVERNMENT -- 9.6%
                                            Government -- 9.6%
      916,516          0.50         NR/NR   Fannie Mae Trust 2003-W6, Floating
                                            Rate Note, 9/25/42                               $      907,252
      254,846          2.22         NR/NR   Fannie Mae Trust 2005-W4, Floating
                                            Rate Note, 6/25/35                                      259,148
    1,268,201          0.41         NR/NR   Fannie Mae Whole Loan, Floating Rate
                                            Note, 11/25/46                                        1,258,714
        6,895                       NR/NR   Federal Home Loan Mortgage Corp.
                                            REMICS, 3.5%, 11/15/22                                    6,914
      989,285                       NR/NR   Federal Home Loan Mortgage Corp.
                                            REMICS, 3.5%, 6/15/28                                 1,012,753

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 55

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                             Government -- (continued)
      125,049                       NR/NR    Federal Home Loan Mortgage Corp.
                                             REMICS, 4.0%, 1/15/24                           $      127,240
       75,791                       NR/NR    Federal Home Loan Mortgage Corp.
                                             REMICS, 4.0%, 11/15/23                                  77,569
      181,866                       NR/NR    Federal Home Loan Mortgage Corp.
                                             REMICS, 4.0%, 12/15/22                                 183,557
       36,964                       NR/NR    Federal Home Loan Mortgage Corp.
                                             REMICS, 5.0%, 12/15/32                                  37,197
      244,901                       NR/NR    Federal Home Loan Mortgage Corp.
                                             REMICS, 5.0%, 6/15/34                                  248,390
        1,280                       NR/NR    Federal Home Loan Mortgage Corp.
                                             REMICS, 5.0%, 7/15/32                                    1,279
        3,055                       NR/NR    Federal Home Loan Mortgage Corp.
                                             REMICS, 5.5%, 5/15/33                                    3,054
      665,419          0.56         NR/NR    Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 1/15/33                    669,142
      468,407          0.46         NR/NR    Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 1/15/36                    468,703
    4,887,982          0.46         NR/NR    Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 1/15/37                  4,880,772
      184,789          0.30         NR/NR    Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 10/15/20                   184,825
      114,916          1.10        AAA/NR    Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 10/15/31                   117,976
    1,637,828          0.74         NR/NR    Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 10/15/37                 1,647,098
      918,630          0.78         NR/NR    Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 10/15/37                   926,893
      201,551          0.46         NR/NR    Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 11/15/18                   201,720
      182,542          0.76         NR/NR    Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 11/15/31                   185,012
      355,061          1.16         NR/NR    Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 11/15/33                   365,868
      222,899          0.50         NR/NR    Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 11/15/35                   222,673
    1,201,183          0.50         NR/NR    Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 11/15/36                 1,201,317
      611,595          0.50         NR/NR    Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 11/15/36                   611,620
      230,341          0.40         NR/NR    Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 11/15/36                   229,992
    2,225,159          0.56         NR/NR    Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 11/15/37                 2,229,013
      747,109          0.56         NR/NR    Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 11/15/40                   750,404

The accompanying notes are an integral part of these financial statements.

56 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                            Government -- (continued)
      200,814          0.56         NR/NR   Federal Home Loan Mortgage Corp.
                                            REMICS, Floating Rate Note, 12/15/20             $      202,159
      557,857          0.60         NR/NR   Federal Home Loan Mortgage Corp.
                                            REMICS, Floating Rate Note, 12/15/28                    562,789
      292,670          0.50         NR/NR   Federal Home Loan Mortgage Corp.
                                            REMICS, Floating Rate Note, 12/15/32                    294,550
       18,041          0.60         NR/NR   Federal Home Loan Mortgage Corp.
                                            REMICS, Floating Rate Note, 12/15/32                     18,076
       38,902          0.66         NR/NR   Federal Home Loan Mortgage Corp.
                                            REMICS, Floating Rate Note, 12/15/32                     39,131
      945,639          0.56         NR/NR   Federal Home Loan Mortgage Corp.
                                            REMICS, Floating Rate Note, 12/15/32                    948,696
      433,878          0.56         NR/NR   Federal Home Loan Mortgage Corp.
                                            REMICS, Floating Rate Note, 12/15/32                    435,072
      701,941          0.46         NR/NR   Federal Home Loan Mortgage Corp.
                                            REMICS, Floating Rate Note, 12/15/34                    700,202
    1,741,285          0.44         NR/NR   Federal Home Loan Mortgage Corp.
                                            REMICS, Floating Rate Note, 12/15/36                  1,737,152
    1,078,174          0.86         NR/NR   Federal Home Loan Mortgage Corp.
                                            REMICS, Floating Rate Note, 12/15/39                  1,092,566
      772,900          0.50         NR/NR   Federal Home Loan Mortgage Corp.
                                            REMICS, Floating Rate Note, 12/15/41                    771,375
      471,957          0.38         NR/NR   Federal Home Loan Mortgage Corp.
                                            REMICS, Floating Rate Note, 2/15/19                     472,629
      592,006          0.46         NR/NR   Federal Home Loan Mortgage Corp.
                                            REMICS, Floating Rate Note, 2/15/25                     594,278
      315,300          0.50         NR/NR   Federal Home Loan Mortgage Corp.
                                            REMICS, Floating Rate Note, 2/15/29                     316,724
    1,084,382          0.46         NR/NR   Federal Home Loan Mortgage Corp.
                                            REMICS, Floating Rate Note, 2/15/30                   1,083,429
      812,797          0.56         NR/NR   Federal Home Loan Mortgage Corp.
                                            REMICS, Floating Rate Note, 2/15/33                     817,518
      534,439          0.70         NR/NR   Federal Home Loan Mortgage Corp.
                                            REMICS, Floating Rate Note, 2/15/33                     539,514
      931,259          0.46         NR/NR   Federal Home Loan Mortgage Corp.
                                            REMICS, Floating Rate Note, 2/15/36                     928,566
      510,275          0.50         NR/NR   Federal Home Loan Mortgage Corp.
                                            REMICS, Floating Rate Note, 2/15/36                     509,936
    1,797,624          0.46         NR/NR   Federal Home Loan Mortgage Corp.
                                            REMICS, Floating Rate Note, 2/15/37                   1,792,389
      764,233          0.46         NR/NR   Federal Home Loan Mortgage Corp.
                                            REMICS, Floating Rate Note, 2/15/39                     764,301
    1,797,734          1.20         NR/NR   Federal Home Loan Mortgage Corp.
                                            REMICS, Floating Rate Note, 3/15/24                   1,842,185
      905,246          1.16         NR/NR   Federal Home Loan Mortgage Corp.
                                            REMICS, Floating Rate Note, 3/15/32                     930,649

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 57

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                             Government -- (continued)
      207,832          0.86         NR/NR    Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 3/15/32             $      211,558
    1,275,140          1.16         NR/NR    Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 3/15/32                  1,311,201
    1,403,452          0.46         NR/NR    Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 3/15/36                  1,406,500
    2,193,348          0.40         NR/NR    Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 3/15/37                  2,185,042
      674,549          0.56         NR/NR    Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 3/15/38                    673,734
      349,693          0.60         NR/NR    Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 3/15/39                    350,255
    3,851,779          0.56         NR/NR    Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 3/15/41                  3,859,263
      889,566          0.46         NR/NR    Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 3/15/41                    886,913
      458,934          0.46         NR/NR    Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 4/15/35                    458,356
      853,558          0.46         NR/NR    Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 4/15/36                    854,933
      159,066          0.50         NR/NR    Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 5/15/29                    159,720
      283,694          1.65         NR/NR    Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 5/15/33                    295,720
      985,958          0.50         NR/NR    Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 5/15/35                    984,381
      949,716          0.46         NR/NR    Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 5/15/35                    950,594
      690,427          0.56         NR/NR    Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 5/15/36                    692,502
      449,911          0.50         NR/NR    Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 5/15/37                    449,555
      331,151          1.40         NR/NR    Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 5/15/37                    339,936
      132,934          0.50         NR/NR    Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 5/15/41                    132,851
      167,063          0.60         NR/NR    Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 6/15/23                    168,046
      662,148          0.56         NR/NR    Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 6/15/33                    664,576
      696,758          0.57         NR/NR    Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 6/15/36                    698,302
    2,596,675          0.46         NR/NR    Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 6/15/36                  2,594,841
    1,230,208          0.56         NR/NR    Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 6/15/38                  1,233,608

The accompanying notes are an integral part of these financial statements.

58 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                            Government -- (continued)
    1,085,506          0.46         NR/NR   Federal Home Loan Mortgage Corp.
                                            REMICS, Floating Rate Note, 6/15/40              $    1,083,533
      376,360          0.40         NR/NR   Federal Home Loan Mortgage Corp.
                                            REMICS, Floating Rate Note, 7/15/21                     377,100
      802,769          0.56         NR/NR   Federal Home Loan Mortgage Corp.
                                            REMICS, Floating Rate Note, 7/15/23                     806,136
      754,001          0.40         NR/NR   Federal Home Loan Mortgage Corp.
                                            REMICS, Floating Rate Note, 7/15/34                     750,448
    1,452,255          0.66         NR/NR   Federal Home Loan Mortgage Corp.
                                            REMICS, Floating Rate Note, 7/15/36                   1,459,220
       64,825          0.56         NR/NR   Federal Home Loan Mortgage Corp.
                                            REMICS, Floating Rate Note, 7/15/36                      64,975
    1,315,759          0.36         NR/NR   Federal Home Loan Mortgage Corp.
                                            REMICS, Floating Rate Note, 7/15/36                   1,314,340
      686,824          0.50         NR/NR   Federal Home Loan Mortgage Corp.
                                            REMICS, Floating Rate Note, 7/15/40                     686,774
      572,797          0.36         NR/NR   Federal Home Loan Mortgage Corp.
                                            REMICS, Floating Rate Note, 8/15/26                     575,309
    1,598,221          0.60         NR/NR   Federal Home Loan Mortgage Corp.
                                            REMICS, Floating Rate Note, 8/15/31                   1,613,040
    1,120,388          0.40         NR/NR   Federal Home Loan Mortgage Corp.
                                            REMICS, Floating Rate Note, 8/15/35                   1,119,653
      523,281          0.40         NR/NR   Federal Home Loan Mortgage Corp.
                                            REMICS, Floating Rate Note, 8/15/35                     522,956
    1,216,731          0.40         NR/NR   Federal Home Loan Mortgage Corp.
                                            REMICS, Floating Rate Note, 8/15/36                   1,212,949
      947,054          0.46         NR/NR   Federal Home Loan Mortgage Corp.
                                            REMICS, Floating Rate Note, 9/15/26                     948,879
      262,023          0.76         NR/NR   Federal Home Loan Mortgage Corp.
                                            REMICS, Floating Rate Note, 9/15/32                     265,310
      490,006          0.57         NR/NR   Federal Home Loan Mortgage Corp.
                                            REMICS, Floating Rate Note, 9/15/36                     491,187
      386,960          0.56         NR/NR   Federal Home Loan Mortgage Corp.
                                            REMICS, Floating Rate Note, 9/15/36                     387,728
    6,129,922          0.86         NR/NR   Federal Home Loan Mortgage Corp.,
                                            Floating Rate Note, 8/15/35                           6,184,153
      326,544                       NR/NR   Federal National Mortgage Association
                                            REMICS, 4.0%, 6/25/37                                   329,233
       69,195                       NR/NR   Federal National Mortgage Association
                                            REMICS, 4.5%, 1/25/38                                    69,340
       81,440                       NR/NR   Federal National Mortgage Association
                                            REMICS, 4.5%, 1/25/39                                    84,220
       44,224                       NR/NR   Federal National Mortgage Association
                                            REMICS, 5.5%, 5/25/30                                    44,238
       98,965                       NR/NR   Federal National Mortgage Association
                                            REMICS, 6.0%, 3/25/35                                   101,850

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 59

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                             Government -- (continued)
      299,884          0.81         NR/NR    Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 1/18/32             $      304,521
      475,520          0.85         NR/NR    Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 1/25/32                    483,648
      553,831          0.65         NR/NR    Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 1/25/33                    558,304
      516,735          0.70         NR/NR    Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 1/25/40                    521,853
      778,429          0.45         NR/NR    Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 10/25/35                   777,154
       37,295          0.45         NR/NR    Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 10/25/35                    37,365
    3,292,956          0.55         NR/NR    Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 10/25/36                 3,300,922
      161,997          0.70         NR/NR    Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 10/25/37                   163,105
      777,135          0.75         NR/NR    Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 10/25/37                   783,976
      843,774          1.37         NR/NR    Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 10/25/38                   869,387
    2,382,000          0.35         NR/NR    Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 10/27/37                 2,375,900
    2,327,148          1.16         NR/NR    Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 11/18/32                 2,391,968
      537,509          0.75         NR/NR    Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 11/25/31                   544,892
      473,007          0.75         NR/NR    Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 11/25/31                   479,505
      934,659          0.65         NR/NR    Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 11/25/33                   940,700
      907,586          0.45         NR/NR    Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 11/25/34                   910,438
      415,050          0.47         NR/NR    Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 11/25/36                   414,801
    2,621,159          0.55         NR/NR    Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 11/25/40                 2,625,355
      128,563          0.75         NR/NR    Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 12/25/23                   130,213
      423,775          1.15         NR/NR    Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 12/25/23                   433,477
      107,663          0.70         NR/NR    Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 12/25/30                   109,132
    1,400,611          1.05         NR/NR    Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 12/25/31                 1,435,501
      484,344          0.75         NR/NR    Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 12/25/32                   490,180

The accompanying notes are an integral part of these financial statements.

60 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                            Government -- (continued)
      369,212          0.65         NR/NR   Federal National Mortgage Association
                                            REMICS, Floating Rate Note, 12/25/32             $      372,544
      464,993          0.45         NR/NR   Federal National Mortgage Association
                                            REMICS, Floating Rate Note, 12/25/35                    464,903
      342,540          0.39         NR/NR   Federal National Mortgage Association
                                            REMICS, Floating Rate Note, 12/25/36                    342,070
      889,132          0.77         NR/NR   Federal National Mortgage Association
                                            REMICS, Floating Rate Note, 12/25/37                    898,484
      293,393          0.55         NR/NR   Federal National Mortgage Association
                                            REMICS, Floating Rate Note, 12/25/38                    293,820
      354,613          0.70         NR/NR   Federal National Mortgage Association
                                            REMICS, Floating Rate Note, 12/25/49                    356,678
       20,676          0.60        AAA/NR   Federal National Mortgage Association
                                            REMICS, Floating Rate Note, 2/25/17                      20,757
      433,970          0.90         NR/NR   Federal National Mortgage Association
                                            REMICS, Floating Rate Note, 2/25/33                     441,719
    1,080,949          0.50         NR/NR   Federal National Mortgage Association
                                            REMICS, Floating Rate Note, 2/25/33                   1,086,831
      930,010          0.46         NR/NR   Federal National Mortgage Association
                                            REMICS, Floating Rate Note, 2/25/35                     928,962
    1,205,931          0.40         NR/NR   Federal National Mortgage Association
                                            REMICS, Floating Rate Note, 2/25/37                   1,201,445
      658,014          0.35         NR/NR   Federal National Mortgage Association
                                            REMICS, Floating Rate Note, 2/25/37                     654,656
      389,769          0.85         NR/NR   Federal National Mortgage Association
                                            REMICS, Floating Rate Note, 2/25/38                     394,585
      747,349          0.60         NR/NR   Federal National Mortgage Association
                                            REMICS, Floating Rate Note, 2/25/38                     750,139
      212,415          0.65         NR/NR   Federal National Mortgage Association
                                            REMICS, Floating Rate Note, 3/25/23                     213,810
      658,329          0.65         NR/NR   Federal National Mortgage Association
                                            REMICS, Floating Rate Note, 3/25/24                     664,811
      369,114          0.46         NR/NR   Federal National Mortgage Association
                                            REMICS, Floating Rate Note, 3/25/28                     370,257
    1,417,099          0.55         NR/NR   Federal National Mortgage Association
                                            REMICS, Floating Rate Note, 3/25/34                   1,420,808
    1,566,731          0.45         NR/NR   Federal National Mortgage Association
                                            REMICS, Floating Rate Note, 3/25/35                   1,562,104
      131,186          0.45         NR/NR   Federal National Mortgage Association
                                            REMICS, Floating Rate Note, 3/25/36                     131,298
      297,605          1.15         NR/NR   Federal National Mortgage Association
                                            REMICS, Floating Rate Note, 3/25/37                     304,057
      941,425          0.40         NR/NR   Federal National Mortgage Association
                                            REMICS, Floating Rate Note, 3/25/37                     939,339
      596,391          0.40         NR/NR   Federal National Mortgage Association
                                            REMICS, Floating Rate Note, 3/25/37                     594,209

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 61

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                             Government -- (continued)
      125,252          0.45         NR/NR    Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 4/25/25             $      125,465
      184,334          0.80         NR/NR    Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 4/25/30                    187,294
    2,301,940          1.05         NR/NR    Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 4/25/32                  2,356,724
      302,403          0.65         NR/NR    Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 4/25/33                    304,839
      786,671          0.40         NR/NR    Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 4/25/37                    784,747
      504,206          0.65         NR/NR    Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 4/25/42                    505,388
      478,351          0.65         NR/NR    Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 5/25/33                    481,873
    1,037,677          0.50         NR/NR    Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 5/25/36                  1,038,108
    1,733,620          0.46         NR/NR    Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 5/25/36                  1,727,360
    1,416,876          0.55         NR/NR    Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 5/25/37                  1,417,021
      330,009          0.75         NR/NR    Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 5/25/40                    332,944
    1,702,383          0.65         NR/NR    Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 5/25/40                  1,711,124
    1,380,339          0.70         NR/NR    Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 5/25/40                  1,388,440
    4,448,983          0.60         NR/NR    Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 5/25/41                  4,461,222
      235,152          0.55         NR/NR    Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 6/25/23                    235,765
    1,057,343          0.60         NR/NR    Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 6/25/36                  1,061,195
      983,925          0.45         NR/NR    Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 6/25/36                    982,024
    1,155,450          0.39         NR/NR    Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 6/25/37                  1,149,330
    2,086,820          0.35         NR/NR    Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 6/25/37                  2,074,675
    1,504,967          0.39         NR/NR    Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 6/25/37                  1,500,285
       93,755          0.38         NR/NR    Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 6/25/37                     93,459
      425,494          0.40         NR/NR    Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 6/25/37                    424,073
      131,086          0.60         NR/NR    Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 6/25/37                    131,516
       43,843          0.66         NR/NR    Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 7/18/27                     44,308

The accompanying notes are an integral part of these financial statements.

62 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                            Government -- (continued)
      520,210          0.75         NR/NR   Federal National Mortgage Association
                                            REMICS, Floating Rate Note, 7/25/31              $      527,355
      371,398          0.75         NR/NR   Federal National Mortgage Association
                                            REMICS, Floating Rate Note, 7/25/31                     376,594
      237,863          1.15         NR/NR   Federal National Mortgage Association
                                            REMICS, Floating Rate Note, 7/25/32                     244,560
      567,191          0.55         NR/NR   Federal National Mortgage Association
                                            REMICS, Floating Rate Note, 7/25/34                     570,743
      168,721          0.60         NR/NR   Federal National Mortgage Association
                                            REMICS, Floating Rate Note, 7/25/34                     170,065
    2,280,547          0.45         NR/NR   Federal National Mortgage Association
                                            REMICS, Floating Rate Note, 7/25/35                   2,274,524
      905,285          0.40         NR/NR   Federal National Mortgage Association
                                            REMICS, Floating Rate Note, 7/25/35                     905,341
      331,523          0.44         NR/NR   Federal National Mortgage Association
                                            REMICS, Floating Rate Note, 7/25/36                     331,619
    1,204,620          0.63         NR/NR   Federal National Mortgage Association
                                            REMICS, Floating Rate Note, 7/25/36                   1,210,597
      340,637          0.55         NR/NR   Federal National Mortgage Association
                                            REMICS, Floating Rate Note, 7/25/37                     342,367
      253,747          0.65         NR/NR   Federal National Mortgage Association
                                            REMICS, Floating Rate Note, 8/25/31                     256,299
      105,597          0.75         NR/NR   Federal National Mortgage Association
                                            REMICS, Floating Rate Note, 8/25/32                     106,967
       24,314          0.55         NR/NR   Federal National Mortgage Association
                                            REMICS, Floating Rate Note, 8/25/33                      24,397
      309,783          0.70         NR/NR   Federal National Mortgage Association
                                            REMICS, Floating Rate Note, 8/25/36                     311,538
       46,095          0.95        AA+/NR   Federal National Mortgage Association
                                            REMICS, Floating Rate Note, 9/25/20                      46,509
       87,659          1.05         NR/NR   Federal National Mortgage Association
                                            REMICS, Floating Rate Note, 9/25/21                      89,215
      449,846          0.65         NR/NR   Federal National Mortgage Association
                                            REMICS, Floating Rate Note, 9/25/32                     453,952
      346,366          0.60         NR/NR   Federal National Mortgage Association
                                            REMICS, Floating Rate Note, 9/25/32                     347,003
    2,629,933          0.65         NR/NR   Federal National Mortgage Association
                                            REMICS, Floating Rate Note, 9/25/33                   2,645,397
    1,109,864          0.72         NR/NR   Federal National Mortgage Association
                                            REMICS, Floating Rate Note, 9/25/36                   1,115,414
      133,561          0.40         NR/NR   Federal National Mortgage Association
                                            REMICS, Floating Rate Note, 9/25/36                     133,601
    1,163,482          0.65         NR/NR   Federal National Mortgage Association
                                            REMICS, Floating Rate Note, 9/25/37                   1,169,447
      446,908          0.60         NR/NR   Federal National Mortgage Association
                                            REMICS, Floating Rate Note, 9/25/37                     448,830
      492,473          0.72         NR/NR   Federal National Mortgage Association
                                            REMICS, Floating Rate Note, 9/25/37                     495,851

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 63

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                             Government -- (continued)
      287,471          0.70         NR/NR    Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 9/25/37             $      289,471
       21,854          0.90         NR/NR    Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 9/25/38                     21,902
    8,518,873          0.45         NR/NR    Federal National Mortgage Association,
                                             Floating Rate Note, 12/25/33                         8,524,470
   17,172,335          0.60         NR/NR    Federal National Mortgage Association,
                                             Floating Rate Note, 2/25/38                         17,288,159
      145,451          2.68         NR/NR    Federal National Mortgage Association,
                                             Floating Rate Note, 4/25/45                            154,867
      903,444          0.50         NR/NR    Freddie Mac Strips, Floating Rate Note,
                                             12/15/36                                               901,772
      672,976          0.40         NR/NR    Freddie Mac Strips, Floating Rate Note,
                                             8/15/36                                                670,638
    2,909,298          0.46         NR/NR    Freddie Mac Strips, Floating Rate Note,
                                             8/15/36                                              2,904,370
    1,543,954          1.15         NR/A1    Freddie Mac Structured Agency Credit
                                             Risk Debt Notes, Floating Rate Note,
                                             2/25/24                                              1,549,178
       89,487                       NR/NR    Government National Mortgage
                                             Association, 4.5%, 11/20/34                             91,334
       44,067                       NR/NR    Government National Mortgage
                                             Association, 4.5%, 5/20/33                              44,097
      323,114                       NR/NR    Government National Mortgage
                                             Association, 5.75%, 8/20/36                            324,022
    1,200,012          0.36         NR/NR    Government National Mortgage
                                             Association, Floating Rate Note,
                                             1/16/33                                              1,203,444
    1,424,275          0.40         NR/NR    Government National Mortgage
                                             Association, Floating Rate Note,
                                             1/16/35                                              1,415,221
      234,102          0.41         NR/NR    Government National Mortgage
                                             Association, Floating Rate Note,
                                             1/20/33                                                234,115
      478,349          0.84         NR/NR    Government National Mortgage
                                             Association, Floating Rate Note,
                                             10/16/39                                               485,482
      865,264          0.56         NR/NR    Government National Mortgage
                                             Association, Floating Rate Note,
                                             10/20/38                                               866,715
    1,381,995          0.41         NR/NR    Government National Mortgage
                                             Association, Floating Rate Note,
                                             2/20/35                                              1,375,509
      634,094          0.46         NR/NR    Government National Mortgage
                                             Association, Floating Rate Note,
                                             4/16/29                                                635,270
      276,863          0.70         NR/NR    Government National Mortgage
                                             Association, Floating Rate Note,
                                             4/16/32                                                279,098

The accompanying notes are an integral part of these financial statements.

64 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                            Government -- (continued)
      971,263          0.56         NR/NR   Government National Mortgage
                                            Association, Floating Rate Note,
                                            5/16/38                                          $      972,824
      277,463          0.66         NR/NR   Government National Mortgage
                                            Association, Floating Rate Note,
                                            6/16/31                                                 278,895
    1,844,691          0.41         NR/NR   Government National Mortgage
                                            Association, Floating Rate Note,
                                            7/20/41                                               1,838,480
      624,275          1.16         NR/NR   Government National Mortgage
                                            Association, Floating Rate Note,
                                            8/16/39                                                 637,078
      659,222          0.56         NR/NR   Government National Mortgage
                                            Association, Floating Rate Note,
                                            8/20/35                                                 660,060
      567,586          0.66         NR/NR   Government National Mortgage
                                            Association, Floating Rate Note,
                                            8/20/38                                                 570,746
      883,577          0.40         NR/NR   Government National Mortgage
                                            Association, Floating Rate Note,
                                            9/16/31                                                 886,892
                                                                                             --------------
                                                                                             $  198,176,995
                                                                                             --------------
                                            Total Government                                 $  198,176,995
-----------------------------------------------------------------------------------------------------------
                                            TOTAL COLLATERALIZED
                                            MORTGAGE OBLIGATIONS
                                            (Cost $635,027,556)                              $  637,176,979
-----------------------------------------------------------------------------------------------------------
                                            CORPORATE BONDS -- 25.1%
                                            ENERGY -- 0.8%
                                            Integrated Oil & Gas -- 0.3%
    1,980,000          0.27        NR/Aaa   Exxon Mobil Corp., Floating Rate Note,
                                            3/15/17                                          $    1,980,568
    1,500,000          0.45        AA/Aa1   Shell International Finance BV, Floating
                                            Rate Note, 11/15/16                                   1,501,574
    3,355,000          0.62       AA-/Aa1   Total Capital Canada, Ltd., Floating Rate
                                            Note, 1/15/16                                         3,373,577
                                                                                             --------------
                                                                                             $    6,855,719
-----------------------------------------------------------------------------------------------------------
                                            Oil & Gas Exploration
                                            & Production -- 0.3%
    1,330,000                   BBB+/Baa1   Canadian Natural Resources, Ltd.,
                                            1.45%, 11/14/14                                  $    1,337,856
    1,495,000          0.61     BBB+/Baa1   Canadian Natural Resources, Ltd.,
                                            Floating Rate Note, 3/30/16                           1,494,267
    2,800,000          0.68     BBB+/Baa1   Devon Energy Corp., Floating Rate Note,
                                            12/15/15                                              2,803,352
      709,000                    BBB/Baa1   Marathon Oil Corp., 0.9%, 11/1/15                       710,330
                                                                                             --------------
                                                                                             $    6,345,805
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 65

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                             Oil & Gas Storage
                                             & Transportation -- 0.2%
    1,650,000          0.90       A-/Baa1    Enbridge, Inc., Floating Rate Note,
                                             10/1/16                                         $    1,654,887
    1,204,000          0.91         A-/A3    TransCanada PipeLines, Ltd., Floating
                                             Rate Note, 6/30/16                                   1,212,574
                                                                                             --------------
                                                                                             $    2,867,461
                                                                                             --------------
                                             Total Energy                                    $   16,068,985
-----------------------------------------------------------------------------------------------------------
                                             MATERIALS -- 0.2%
                                             Diversified Metals & Mining -- 0.1%
    1,650,000          0.48         A+/A1    BHP Billiton Finance USA, Ltd., Floating
                                             Rate Note, 9/30/16                              $    1,651,703
    1,130,000          1.07         A-/A3    Rio Tinto Finance USA Plc, Floating Rate
                                             Note, 6/17/16                                        1,139,727
                                                                                             --------------
                                                                                             $    2,791,430
-----------------------------------------------------------------------------------------------------------
                                             Steel -- 0.1%
    1,800,000          1.39      BBB/Baa2    Glencore Funding LLC, Floating Rate
                                             Note, 5/27/16 (144A)                            $    1,802,358
                                                                                             --------------
                                             Total Materials                                 $    4,593,788
-----------------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 0.6%
                                             Aerospace & Defense -- 0.1%
    1,965,000          0.74          A/A2    United Technologies Corp., Floating Rate
                                             Note, 6/1/15                                    $    1,975,540
-----------------------------------------------------------------------------------------------------------
                                             Construction & Farm Machinery
                                             & Heavy Trucks -- 0.5%
    1,500,000          0.47          A/A2    Caterpillar Financial Services Corp.,
                                             Floating Rate Note, 2/26/16                     $    1,503,249
    2,000,000          0.59          A/A2    Caterpillar Financial Services Corp.,
                                             Floating Rate Note, 2/9/15                           2,005,550
    1,500,000          0.53          A/A2    John Deere Capital Corp., Floating Rate
                                             Note, 10/11/16                                       1,503,014
    1,800,000          0.12          A/A2    John Deere Capital Corp., Floating Rate
                                             Note, 12/10/15                                       1,801,537
    2,000,000          0.34          A/A2    John Deere Capital Corp., Floating Rate
                                             Note, 2/25/16                                        1,999,990
      897,000          0.39          A/A2    John Deere Capital Corp., Floating Rate
                                             Note, 4/25/14                                          897,190
                                                                                             --------------
                                                                                             $    9,710,530
                                                                                             --------------
                                             Total Capital Goods                             $   11,686,070
-----------------------------------------------------------------------------------------------------------
                                             TRANSPORTATION -- 0.2%
                                             Railroads -- 0.1%
    1,675,000          0.44          A/A3    Canadian National Railway Co., Floating
                                             Rate Note, 11/6/15                              $    1,675,010
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

66 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                            Trucking -- 0.1%
    2,400,000                   BBB-/Baa3   Penske Truck Leasing Co. LP, 2.5%,
                                            7/11/14 (144A)                                   $    2,411,513
                                                                                             --------------
                                            Total Transportation                             $    4,086,523
-----------------------------------------------------------------------------------------------------------
                                            AUTOMOBILES & COMPONENTS -- 0.7%
                                            Automobile Manufacturers -- 0.7%
    1,500,000                       A-/A3   Daimler Finance North America LLC,
                                            1.3%, 7/31/15 (144A)                             $    1,510,455
    1,500,000          0.59         A-/A3   Daimler Finance North America LLC,
                                            Floating Rate Note, 3/10/17 (144A)                    1,500,864
    1,525,000          1.02         A-/A3   Daimler Finance North America LLC,
                                            Floating Rate Note, 4/10/14 (144A)                    1,525,278
    1,500,000          0.92         A-/A3   Daimler Finance North America LLC,
                                            Floating Rate Note, 8/1/16 (144A)                     1,513,569
    2,000,000          0.79       BBB+/A3   Nissan Motor Acceptance Corp.,
                                            Floating Rate Note, 3/3/17 (144A)                     2,003,484
    1,500,000          0.94       BBB+/A3   Nissan Motor Acceptance Corp.,
                                            Floating Rate Note, 9/26/16 (144A)                    1,508,466
    1,500,000                       A-/A3   Volkswagen International Finance NV,
                                            1.875%, 4/1/14 (144A)                                 1,500,000
    1,750,000          0.68         A-/A3   Volkswagen International Finance NV,
                                            Floating Rate Note, 11/18/16 (144A)                   1,752,748
    1,000,000          0.83         A-/A3   Volkswagen International Finance NV,
                                            Floating Rate Note, 11/20/14 (144A)                   1,003,517
                                                                                             --------------
                                                                                             $   13,818,381
                                                                                             --------------
                                            Total Automobiles & Components                   $   13,818,381
-----------------------------------------------------------------------------------------------------------
                                            CONSUMER SERVICES -- 0.1%
                                            Education Services -- 0.1%
    1,237,000                     AAA/Aaa   Yale University, 2.9%, 10/15/14                  $    1,253,233
                                                                                             --------------
                                            Total Consumer Services                          $    1,253,233
-----------------------------------------------------------------------------------------------------------
                                            MEDIA -- 0.2%
                                            Broadcasting -- 0.2%
    2,694,000          0.78         A-/A3   NBCUniversal Enterprise, Inc., Floating
                                            Rate Note, 4/15/16 (144A)                        $    2,701,215
    1,500,000                       A-/A3   NBCUniversal Media LLC, 2.1%, 4/1/14                  1,500,000
                                                                                             --------------
                                                                                             $    4,201,215
                                                                                             --------------
                                            Total Media                                      $    4,201,215
-----------------------------------------------------------------------------------------------------------
                                            FOOD & STAPLES RETAILING -- 0.0%+
                                            Hypermarkets &
                                            Super Centers -- 0.0%+
      100,000                      AA/Aa2   Wal-Mart Stores, Inc., 1.625%, 4/15/14           $      100,044
                                                                                             --------------
                                            Total Food & Staples Retailing                   $      100,044
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 67

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                             FOOD, BEVERAGE & TOBACCO -- 0.9%
                                             Brewers -- 0.4%
      691,000                        A/A2    Anheuser-Busch Companies LLC, 5.0%,
                                             1/15/15                                         $      714,940
    1,900,000          0.43          A/A2    Anheuser-Busch InBev Finance, Inc.,
                                             Floating Rate Note, 1/27/17                          1,897,883
    2,300,000                        A/A2    Anheuser-Busch InBev Worldwide, Inc.,
                                             1.5%, 7/14/14                                        2,306,498
    2,120,000                        A/A2    Anheuser-Busch InBev Worldwide, Inc.,
                                             4.125%, 1/15/15                                      2,179,313
    2,000,000          0.60          A/A2    Anheuser-Busch InBev Worldwide, Inc.,
                                             Floating Rate Note, 7/14/14                          2,001,804
                                                                                             --------------
                                                                                             $    9,100,438
-----------------------------------------------------------------------------------------------------------
                                             Soft Drinks -- 0.1%
      551,000                      BBB/A3    Coca-Cola Enterprises, Inc., 2.125%,
                                             9/15/15                                         $      560,861
      860,000          0.44         A-/A1    PepsiCo, Inc., Floating Rate Note, 2/26/16             861,009
      850,000          0.22       AA-/Aa3    The Coca-Cola Co., Floating Rate Note,
                                             3/5/15                                                 849,677
                                                                                             --------------
                                                                                             $    2,271,547
-----------------------------------------------------------------------------------------------------------
                                             Packaged Foods & Meats -- 0.3%
    3,225,000          0.54       BBB+/A2    Campbell Soup Co., Floating Rate Note,
                                             8/1/14                                          $    3,227,661
    1,895,000          0.44       BBB+/A3    General Mills, Inc., Floating Rate Note,
                                             1/28/16                                              1,893,980
                                                                                             --------------
                                                                                             $    5,121,641
-----------------------------------------------------------------------------------------------------------
                                             Tobacco -- 0.1%
    1,500,000          0.28          A/A2    Philip Morris International, Inc., Floating
                                             Rate Note, 2/26/15                              $    1,500,010
                                                                                             --------------
                                             Total Food, Beverage & Tobacco                  $   17,993,636
-----------------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT
                                             & SERVICES -- 0.4%
                                             Health Care Equipment -- 0.0%+
      895,000          0.41         A-/A3    Baxter International, Inc., Floating Rate
                                             Note, 12/11/14                                  $      895,986
-----------------------------------------------------------------------------------------------------------
                                             Health Care Distributors -- 0.0%+
      625,000          0.64     BBB+/Baa2    McKesson Corp., Floating Rate Note,
                                             9/10/15                                         $      625,633
-----------------------------------------------------------------------------------------------------------
                                             Health Care Services -- 0.4%
    2,763,000                   BBB+/Baa3    Express Scripts Holding Co., 2.1%,
                                             2/12/15                                         $    2,798,206

The accompanying notes are an integral part of these financial statements.

68 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                            Health Care Services -- (continued)
    5,005,000                   BBB+/Baa3   Express Scripts Holding Co., 2.75%,
                                            11/21/14                                         $    5,077,803
                                                                                             --------------
                                                                                             $    7,876,009
                                                                                             --------------
                                            Total Health Care Equipment
                                            & Services                                       $    9,397,628
-----------------------------------------------------------------------------------------------------------
                                            PHARMACEUTICALS, BIOTECHNOLOGY
                                            & LIFE SCIENCES -- 0.1%
                                            Pharmaceuticals -- 0.1%
    1,372,000          0.33       AAA/Aaa   Johnson & Johnson, Floating Rate Note,
                                            5/15/14                                          $    1,372,172
                                                                                             --------------
                                            Total Pharmaceuticals, Biotechnology
                                            & Life Sciences                                  $    1,372,172
-----------------------------------------------------------------------------------------------------------
                                            BANKS -- 6.3%
                                            Diversified Banks -- 2.8%
    1,725,000          1.04          A/A2   ABN AMRO Bank NV, Floating Rate Note,
                                            10/28/16 (144A)                                  $    1,734,970
    1,000,000          0.49        A+/Aa2   Bank of Nova Scotia Houston, Floating
                                            Rate Note, 10/23/15                                   1,001,244
    2,505,000          1.28        A+/Aa2   Bank of Nova Scotia, Floating Rate
                                            Note, 1/12/15                                         2,524,800
    1,800,000          0.65        A+/Aa2   Bank of Nova Scotia, Floating Rate
                                            Note, 12/13/16                                        1,805,317
    2,000,000          0.63        A+/Aa2   Bank of Nova Scotia, Floating Rate
                                            Note, 3/15/16                                         2,003,676
    1,500,000          0.76        A+/Aa2   Bank of Nova Scotia, Floating Rate
                                            Note, 7/15/16                                         1,506,824
      821,000          0.81          A/A2   Barclays Bank Plc, Floating Rate
                                            Note, 2/17/17                                           823,339
    2,294,000          2.98         A+/A2   BNP Paribas SA, Floating Rate Note,
                                            12/20/14                                              2,337,586
    1,575,000          0.71       AA-/Aa2   Cooperatieve Centrale
                                            Raiffeisen-Boerenleenbank BA New York,
                                            Floating Rate Note, 3/18/16                           1,583,658
    1,000,000                       NR/A2   HSBC Bank Middle East, Ltd., 3.0%,
                                            10/21/15                                              1,024,500
    1,950,000          0.60       AA-/Aa2   National Australia Bank, Ltd., Floating
                                            Rate Note, 3/17/17                                    1,950,558
    3,125,000          1.19       AA-/Aa2   National Australia Bank, Ltd., Floating
                                            Rate Note, 7/25/14 (144A)                             3,134,431
    2,500,000          0.70       AA-/Aa3   Nordea Bank AB, Floating Rate Note,
                                            5/13/16 (144A)                                        2,509,052
      890,000                       NR/NR   Nordea Bank AB, Floating Rate Note,
                                            4/4/17 (144A) (c)                                       890,000
    1,875,000          0.57       AA-/Aa3   Royal Bank of Canada, Floating Rate
                                            Note, 1/23/17                                         1,876,573

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 69

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                             Diversified Banks -- (continued)
    1,000,000          0.47       AA-/Aa3    Royal Bank of Canada, Floating Rate
                                             Note, 1/6/15                                    $    1,001,979
    2,700,000          0.94       AA-/Aa3    Royal Bank of Canada, Floating Rate
                                             Note, 10/30/14                                       2,711,437
    1,800,000          0.45       AA-/Aa3    Royal Bank of Canada, Floating Rate
                                             Note, 12/16/15                                       1,802,468
    2,000,000          0.54       AA-/Aa3    Royal Bank of Canada, Floating Rate
                                             Note, 4/17/14                                        2,000,414
    2,000,000          0.70       AA-/Aa3    Royal Bank of Canada, Floating Rate
                                             Note, 9/9/16                                         2,007,832
    2,750,000          1.18         A+/A2    Standard Chartered Plc, Floating Rate
                                             Note, 5/12/14 (144A)                                 2,753,435
    1,500,000          0.91        A+/Aa3    Sumitomo Mitsui Banking Corp., Floating
                                             Rate Note, 7/19/16                                   1,510,956
    1,500,000          1.01         A+/A1    Sumitomo Mitsui Trust Bank, Ltd.,
                                             Floating Rate Note, 9/16/16 (144A)                   1,509,886
    2,275,000          0.68       AA-/Aa3    Svenska Handelsbanken AB, Floating
                                             Rate Note, 3/21/16                                   2,284,132
    1,000,000          0.70       AA-/Aa3    Svenska Handelsbanken AB, Floating
                                             Rate Note, 9/23/16                                   1,004,694
      700,000          0.53        NR/Aa3    Svenska Handelsbanken New York NY,
                                             Floating Rate Note, 1/16/15                            701,620
    1,000,000          0.65        A+/Aa3    The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
                                             Floating Rate Note, 3/10/17 (144A)                   1,000,594
    1,100,000                     AA-/Aa1    The Toronto-Dominion Bank, 1.375%,
                                             7/14/14                                              1,103,642
    1,725,000          0.44       AA-/Aa1    The Toronto-Dominion Bank, Floating
                                             Rate Note, 11/6/15                                   1,726,647
    3,350,000          0.42       AA-/Aa1    The Toronto-Dominion Bank, Floating
                                             Rate Note, 5/1/15                                    3,356,278
    1,200,000          0.54       AA-/Aa1    The Toronto-Dominion Bank, Floating
                                             Rate Note, 7/14/14                                   1,201,225
    1,000,000          0.70       AA-/Aa1    The Toronto-Dominion Bank, Floating
                                             Rate Note, 9/9/16                                    1,004,642
    1,000,000          0.54       AA-/Aa2    Westpac Banking Corp., Floating Rate
                                             Note, 10/28/14                                       1,000,063
      500,000          1.04        NR/Aaa    Westpac Banking Corp., Floating Rate
                                             Note, 7/17/15 (144A)                                   504,436
                                                                                             --------------
                                                                                             $   56,892,908
-----------------------------------------------------------------------------------------------------------
                                             Regional Banks -- 3.3%
    2,950,000          0.69         A-/A2    American Express Centurion Bank,
                                             Floating Rate Note, 11/13/15                    $    2,963,517
    2,200,000                       A-/A2    BB&T Corp., 2.05%, 4/28/14                           2,200,708
    5,473,000          0.94         A-/A2    BB&T Corp., Floating Rate Note, 4/28/14              5,475,047
    1,814,000          0.55         A-/A2    Branch Banking & Trust Co., Floating
                                             Rate Note, 9/13/16                                   1,803,301

The accompanying notes are an integral part of these financial statements.

70 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                            Regional Banks -- (continued)
    1,900,000          0.68       BBB+/A3   Capital One NA, Floating Rate Note,
                                            3/22/16                                          $    1,902,054
    1,727,000          0.65      BBB/Baa2   Fifth Third Bancorp, Floating Rate Note,
                                            12/20/16                                              1,711,576
    2,000,000                   BBB+/Baa1   Fifth Third Bank Cincinnati Ohio, 4.75%,
                                            2/1/15                                                2,067,058
    1,800,000          0.75         A-/A3   Fifth Third Bank Cincinnati Ohio,
                                            Floating Rate Note, 11/18/16                          1,806,750
    3,330,000          0.64         A-/A3   Fifth Third Bank Cincinnati Ohio,
                                            Floating Rate Note, 2/26/16                           3,336,460
    1,800,000          0.72         A-/A3   KeyBank NA Cleveland Ohio, Floating
                                            Rate Note, 11/25/16                                   1,803,791
    1,370,000                   BBB+/Baa1   KeyCorp, 3.75%, 8/13/15                               1,423,451
    1,900,000          0.61          A/A2   Manufacturers & Traders Trust Co.,
                                            Floating Rate Note, 1/30/17                           1,901,879
    1,000,000          0.39         A+/A1   Mellon Funding Corp., Floating Rate
                                            Note, 5/15/14                                         1,000,143
    2,850,000          0.58         A-/A3   National City Bank Cleveland Ohio,
                                            Floating Rate Note, 12/15/16                          2,831,338
    2,750,000                       A-/A3   National City Corp., 4.9%, 1/15/15                    2,845,521
    2,250,000          0.55          A/A2   PNC Bank NA, Floating Rate Note,
                                            1/28/16                                               2,250,918
    1,150,000          0.56          A/A2   PNC Bank NA, Floating Rate Note,
                                            4/29/16                                               1,150,513
    1,585,000                       A-/A3   PNC Funding Corp., 5.4%, 6/10/14                      1,599,867
    2,500,000          0.68       BBB+/A3   SunTrust Bank, Floating Rate Note,
                                            2/15/17                                               2,499,300
    1,390,000          0.55      BBB/Baa1   SunTrust Bank, Floating Rate Note,
                                            4/1/15                                                1,387,110
    1,500,000          4.45      BBB/Baa3   The PNC Financial Services Group, Inc.,
                                            Floating Rate Note (Perpetual)                        1,504,500
    1,500,000          0.99         A+/A2   Union Bank NA, Floating Rate Note,
                                            9/26/16                                               1,514,824
    4,148,000                       A+/A1   US Bancorp, 4.2%, 5/15/14                             4,166,815
    2,025,000          0.59       AA-/Aa3   US Bank NA Cincinnati Ohio, Floating
                                            Rate Note, 1/30/17                                    2,024,427
    4,355,000          0.52         A+/A1   US Bank NA Cincinnati Ohio, Floating
                                            Rate Note, 10/14/14                                   4,361,010
    1,983,000          0.58          A/A3   Wachovia Corp., Floating Rate
                                            Note, 10/28/15                                        1,983,373
      224,000                       A+/A2   Wells Fargo & Co., 3.75%, 10/1/14                       227,819
    1,000,000                        A/A3   Wells Fargo & Co., 5.0%, 11/15/14                     1,026,306
    2,503,000          0.44         A+/A2   Wells Fargo & Co., Floating Rate Note,
                                            10/28/15                                              2,503,906
    3,175,000          1.16         A+/A2   Wells Fargo & Co., Floating Rate Note,
                                            6/26/15                                               3,208,712

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 71

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                             Regional Banks -- (continued)
    1,500,000          0.77         A+/A2    Wells Fargo & Co., Floating Rate Note,
                                             7/20/16                                         $    1,504,484
      975,000          0.45         A+/A1    Wells Fargo Bank NA, Floating Rate
                                             Note, 5/16/16                                          970,351
                                                                                             --------------
                                                                                             $   68,956,829
-----------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- 0.2%
    4,502,000                    BBB/Baa2    Santander Holdings USA, Inc.
                                             Pennsylvania, 3.0%, 9/24/15                     $    4,636,254
                                                                                             --------------
                                             Total Banks                                     $  130,485,991
-----------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 7.1%
                                             Other Diversified
                                             Financial Services -- 2.2%
    4,980,000                     A-/Baa2    Bank of America Corp., 5.45%, 7/15/14           $    5,049,964
    6,000,000          1.05       A-/Baa2    Bank of America Corp., Floating
                                             Rate Note, 3/22/16                                   6,041,652
    2,000,000          0.71          A/A2    Bank of America NA, Floating Rate
                                             Note, 2/14/17                                        2,000,016
    1,300,000                   BBB+/Baa3    Citigroup, Inc., 5.0%, 9/15/14                       1,325,174
    1,700,000          0.92       A-/Baa2    Citigroup, Inc., Floating Rate Note,
                                             11/15/16                                             1,708,400
    2,692,000          0.52       A-/Baa2    Citigroup, Inc., Floating Rate Note,
                                             11/5/14                                              2,692,724
    1,325,000          1.04       A-/Baa2    Citigroup, Inc., Floating Rate Note,
                                             4/1/16                                               1,334,062
    1,500,000          1.20       A-/Baa2    Citigroup, Inc., Floating Rate Note,
                                             7/25/16                                              1,518,934
    1,800,000          0.45        NR/Aa2    Commonwealth Bank of Australia,
                                             Floating Rate Note, 12/4/15 (144A)                   1,800,954
    2,000,000          0.59       AA-/Aa2    Commonwealth Bank of Australia,
                                             Floating Rate Note, 3/13/17 (144A)                   1,999,988
      300,000                      AA+/A1    General Electric Capital Corp., 5.9%,
                                             5/13/14                                                301,875
    1,865,000          0.47        AA+/A1    General Electric Capital Corp., Floating
                                             Rate Note, 1/14/16                                   1,866,326
    2,300,000          0.84        AA+/A1    General Electric Capital Corp., Floating
                                             Rate Note, 1/8/16                                    2,315,776
    2,420,000          0.94        AA+/A1    General Electric Capital Corp., Floating
                                             Rate Note, 4/24/14                                   2,420,782
    1,967,000          0.87        AA+/A1    General Electric Capital Corp., Floating
                                             Rate Note, 4/7/14                                    1,967,151
    1,000,000          0.43        AA+/A1    General Electric Capital Corp., Floating
                                             Rate Note, 5/11/16                                     998,618
      690,000          0.62        AA+/A1    General Electric Capital Corp., Floating
                                             Rate Note, 7/10/15                                     692,715
      500,000          1.28        AA+/A1    General Electric Capital Corp., Floating
                                             Rate Note, 7/2/15                                      505,410

The accompanying notes are an integral part of these financial statements.

72 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                            Other Diversified
                                            Financial Services -- (continued)
      500,000          1.38        AA+/A1   General Electric Capital Corp., Floating
                                            Rate Note, 8/1/17                                $      496,198
    1,528,000                        A/A3   JPMorgan Chase & Co., 1.1%, 10/15/15                  1,534,271
    2,000,000          0.90          A/A3   JPMorgan Chase & Co., Floating Rate
                                            Note, 10/15/15                                        2,009,530
    2,000,000          0.76          A/A3   JPMorgan Chase & Co., Floating Rate
                                            Note, 2/15/17                                         2,001,718
    1,800,000          0.85          A/A3   JPMorgan Chase & Co., Floating Rate
                                            Note, 2/26/16                                         1,808,633
    1,000,000          0.94       A-/Baa1   JPMorgan Chase & Co., Floating Rate
                                            Note, 3/31/16                                           992,527
    1,000,000          0.98          A/A3   JPMorgan Chase & Co., Floating Rate
                                            Note, 5/2/14                                          1,000,556
                                                                                             --------------
                                                                                             $   46,383,954
-----------------------------------------------------------------------------------------------------------
                                            Multi-Sector Holdings -- 0.1%
    1,855,000          0.39        AA/Aa2   Berkshire Hathaway Finance Corp.,
                                            Floating Rate Note, 1/10/17                      $    1,856,024
-----------------------------------------------------------------------------------------------------------
                                            Specialized Finance -- 0.4%
    2,516,000                     AA+/Aa2   MassMutual Global Funding II, 2.875%,
                                            4/21/14 (144A)                                   $    2,519,145
    1,750,000          0.36       AA+/Aa2   MassMutual Global Funding II, Floating
                                            Rate Note, 12/11/15 (144A)                            1,751,204
    1,870,000                       A+/A1   National Rural Utilities Cooperative
                                            Finance Corp., 1.0%, 2/2/15                           1,880,085
    1,800,000          0.54          A/A2   National Rural Utilities Cooperative
                                            Finance Corp., Floating Rate Note,
                                            11/23/16                                              1,801,877
                                                                                             --------------
                                                                                             $    7,952,311
-----------------------------------------------------------------------------------------------------------
                                            Consumer Finance -- 2.2%
    1,500,000          1.33         A-/A2   American Express Credit Corp., Floating
                                            Rate Note, 6/12/15                               $    1,517,247
    4,700,000          1.08         A-/A2   American Express Credit Corp., Floating
                                            Rate Note, 6/24/14                                    4,708,103
    2,250,000          0.75         A-/A2   American Express Credit Corp., Floating
                                            Rate Note, 7/29/16                                    2,265,109
      600,000                       A+/A1   American Honda Finance Corp., 1.85%,
                                            9/19/14 (144A)                                          604,254
      950,000          0.74         A+/A1   American Honda Finance Corp., Floating
                                            Rate Note, 10/7/16                                      957,591
    1,300,000          0.34         A+/A1   American Honda Finance Corp., Floating
                                            Rate Note, 11/13/14 (144A)                            1,300,848
    1,500,000          0.36         A+/A1   American Honda Finance Corp., Floating
                                            Rate Note, 4/8/14 (144A)                              1,500,044
      825,000          0.61         A+/A1   American Honda Finance Corp., Floating
                                            Rate Note, 5/26/16 (144A)                               828,663

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 73

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                             Consumer Finance -- (continued)
    1,275,000          0.69         A+/A1    American Honda Finance Corp., Floating
                                             Rate Note, 5/8/14 (144A)                        $    1,275,850
    1,500,000          0.63         A+/A1    American Honda Finance Corp., Floating
                                             Rate Note, 6/18/14 (144A)                            1,502,020
    4,440,000                    BBB/Baa1    Capital One Financial Corp., 2.125%,
                                             7/15/14                                              4,460,402
    1,875,000          0.88      BBB/Baa1    Capital One Financial Corp., Floating
                                             Rate Note, 11/6/15                                   1,880,766
    3,244,000          1.39      BBB/Baa1    Capital One Financial Corp., Floating
                                             Rate Note, 7/15/14                                   3,252,931
    1,950,000          1.03     BBB+/Baa1    Hyundai Capital Services, Inc., Floating
                                             Rate Note, 3/18/17 (144A)                            1,952,258
    2,000,000          0.37         A+/A1    PACCAR Financial Corp., Floating Rate
                                             Note, 5/5/15                                         2,002,392
    5,660,000          0.49         A+/A1    PACCAR Financial Corp., Floating Rate
                                             Note, 6/5/14                                         5,662,790
    1,000,000                     AA-/Aa3    Toyota Motor Credit Corp., 0.75%,
                                             3/5/17 (Step)                                          995,647
    2,265,000                     AA-/Aa3    Toyota Motor Credit Corp., 1.0%, 2/17/15             2,278,914
      554,000                     AA-/Aa3    Toyota Motor Credit Corp., 1.25%,
                                             11/17/14                                               557,429
    1,290,000          0.41       AA-/Aa3    Toyota Motor Credit Corp., Floating Rate
                                             Note, 1/23/15                                        1,291,500
    2,000,000          0.26         NR/NR    Toyota Motor Credit Corp., Floating Rate
                                             Note, 4/7/14                                         2,000,002
    2,800,000          0.53       AA-/Aa3    Toyota Motor Credit Corp., Floating Rate
                                             Note, 5/17/16                                        2,810,755
    1,000,000          0.38       AA-/Aa3    Toyota Motor Credit Corp., Floating Rate
                                             Note, 9/18/15                                        1,000,763
                                                                                             --------------
                                                                                             $   46,606,278
-----------------------------------------------------------------------------------------------------------
                                             Asset Management &
                                             Custody Banks -- 0.9%
    1,550,000                       A+/A2    Northern Trust Corp., 4.625%, 5/1/14            $    1,556,045
    2,320,000          0.44         A+/A1    State Street Bank & Trust Co., Floating
                                             Rate Note, 12/8/15                                   2,317,569
    3,645,000                       A+/A1    State Street Corp., 4.3%, 5/30/14                    3,668,000
    1,900,000                       A+/A1    The Bank of New York Mellon Corp.,
                                             1.7%, 11/24/14                                       1,914,803
      670,000                       A+/A1    The Bank of New York Mellon Corp.,
                                             3.1%, 1/15/15                                          684,358
    3,123,000                       A+/A1    The Bank of New York Mellon Corp.,
                                             4.3%, 5/15/14                                        3,137,890
    1,468,000          0.47         A+/A1    The Bank of New York Mellon Corp.,
                                             Floating Rate Note, 10/23/15                         1,471,256
    1,000,000          0.47         A+/A1    The Bank of New York Mellon Corp.,
                                             Floating Rate Note, 3/4/16                           1,000,575

The accompanying notes are an integral part of these financial statements.

74 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                            Asset Management &
                                            Custody Banks -- (continued)
    2,340,000          0.51         A+/A1   The Bank of New York Mellon Corp.,
                                            Floating Rate Note, 7/28/14                      $    2,342,195
                                                                                             --------------
                                                                                             $   18,092,691
-----------------------------------------------------------------------------------------------------------
                                            Investment Banking & Brokerage -- 1.3%
    6,101,000                        A/A1   Credit Suisse New York NY, 5.5%, 5/1/14 $             6,125,935
    2,940,000                        A/A1   Credit Suisse USA, Inc., 4.875%, 1/15/15              3,040,883
    4,350,000          1.48       A-/Baa2   Morgan Stanley, Floating Rate Note,
                                            2/25/16                                               4,412,501
    2,100,000                        A/A3   TD Ameritrade Holding Corp., 4.15%,
                                            12/1/14                                               2,151,440
      400,000          0.96          A/A3   The Bear Stearns Companies LLC,
                                            Floating Rate Note, 10/28/14                            401,354
    2,465,000          0.62          A/A3   The Bear Stearns Companies LLC,
                                            Floating Rate Note, 11/21/16                          2,455,389
    1,862,000                     A-/Baa1   The Goldman Sachs Group, Inc.,
                                            5.0%, 10/1/14                                         1,903,705
    1,000,000          1.23       A-/Baa1   The Goldman Sachs Group, Inc.,
                                            Floating Rate Note, 11/21/14                          1,004,783
    3,000,000          0.68       A-/Baa1   The Goldman Sachs Group, Inc.,
                                            Floating Rate Note, 3/22/16                           2,991,552
    2,000,000          0.83       A-/Baa1   The Goldman Sachs Group, Inc.,
                                            Floating Rate Note, 9/29/14                           2,003,660
                                                                                             --------------
                                                                                             $   26,491,202
                                                                                             --------------
                                            Total Diversified Financials                     $  147,382,460
-----------------------------------------------------------------------------------------------------------
                                            INSURANCE -- 6.3%
                                            Life & Health Insurance -- 0.5%
    1,500,000          0.41     BBB+/Baa2   Hartford Life Global Funding Trusts,
                                            Floating Rate Note, 6/16/14                      $    1,500,033
    2,000,000          0.58         AA/A1   Jackson National Life Global Funding,
                                            Floating Rate Note, 9/30/15 (144A)                    2,006,874
    3,205,000          0.61       AA-/Aa3   MetLife Institutional Funding II, Floating
                                            Rate Note, 1/6/15 (144A)                              3,214,028
      900,000          1.14       AA-/Aa3   MetLife Institutional Funding II, Floating
                                            Rate Note, 4/4/14 (144A)                                900,023
    2,530,000          0.60         A+/A1   Principal Life Global Funding II, Floating
                                            Rate Note, 5/27/16 (144A)                             2,533,937
                                                                                             --------------
                                                                                             $   10,154,895
-----------------------------------------------------------------------------------------------------------
                                            Multi-line Insurance -- 0.4%
      720,000                     AA-/Aa3   Metropolitan Life Global Funding I,
                                            5.125%, 6/10/14 (144A)                           $      726,565
    1,500,000          0.77       AA-/Aa3   Metropolitan Life Global Funding I,
                                            Floating Rate Note, 7/15/16 (144A)                    1,509,892
    1,000,000                     AA+/Aaa   New York Life Global Funding, 0.75%,
                                            7/24/15 (144A)                                        1,001,559

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 75

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                             Multi-line Insurance -- (continued)
      660,000                     AA+/Aaa    New York Life Global Funding, 1.3%,
                                             1/12/15 (144A)                                  $      664,385
    3,150,000          0.59       AA+/Aaa    New York Life Global Funding, Floating
                                             Rate Note, 5/23/16 (144A)                            3,165,479
    1,300,000          0.24       AA+/Aaa    New York Life Global Funding, Floating
                                             Rate Note, 7/30/14 (144A)                            1,300,150
                                                                                             --------------
                                                                                             $    8,368,030
-----------------------------------------------------------------------------------------------------------
                                             Property & Casualty Insurance -- 0.2%
    3,467,000                     A-/Baa2    XLIT, Ltd., 5.25%, 9/15/14                      $    3,538,507
-----------------------------------------------------------------------------------------------------------
                                             Reinsurance -- 5.2%
    6,800,000          4.25        BB+/NR    Armor Re, Ltd., Floating Rate Note,
                                             5/14/14 (Cat Bond) (144A)                       $    6,821,080
    1,500,000          3.44         BB/NR    Atlas IX Capital, Ltd., Floating Rate Note,
                                             1/17/19 (Cat Bond) (144A)                            1,534,800
    1,000,000          8.12        BB-/NR    Atlas Reinsurance VII, Ltd., Floating Rate
                                             Note, 1/7/16 (Cat Bond) (144A)                       1,053,000
    2,125,000          4.30        BB+/NR    Blue Danube II, Ltd., Floating Rate Note,
                                             5/23/16 (Cat Bond) (144A)                            2,160,700
      945,000         11.10        BB-/NR    Blue Danube, Ltd., Floating Rate Note,
                                             4/10/15 (Cat Bond) (144A)                              995,746
      600,000          6.24        BB+/NR    Blue Danube, Ltd., Floating Rate Note,
                                             4/10/15 (Cat Bond) (144A)                              617,220
      750,000          2.55        BB+/NR    Bosphorus 1 Re, Ltd., Floating Rate Note,
                                             5/3/16 (Cat Bond) (144A)                               750,375
    2,500,000          5.31        BB-/NR    Caelus Re, Ltd., Floating Rate Note,
                                             3/7/16 (Cat Bond) (144A)                             2,540,250
    2,300,000          6.91         NR/NR    Caelus Re, Ltd., Floating Rate Note,
                                             4/7/17 (Cat Bond) (144A)                             2,411,320
    2,000,000         10.24        NR/Ba2    Combine Re, Ltd., Floating Rate Note,
                                             1/7/15 (Cat Bond) (144A)                             2,107,400
    2,970,000          4.74       NR/Baa1    Combine Re, Ltd., Floating Rate Note,
                                             1/7/15 (Cat Bond) (144A)                             3,026,727
    1,000,000         10.31        BB-/NR    Compass Re, Ltd., Floating Rate Note,
                                             1/8/15 (Cat Bond) (144A)                             1,027,500
      250,000          9.06        BB-/NR    Compass Re, Ltd., Floating Rate Note,
                                             1/8/15 (Cat Bond) (144A)                               255,175
      250,000         11.31         B+/NR    Compass Re, Ltd., Floating Rate Note,
                                             1/8/15 (Cat Bond) (144A)                               257,925
      250,000          9.05         BB/NR    East Lane Re V, Ltd., Floating Rate Note,
                                             3/16/16 (Cat Bond) (144A)                              269,650
    2,000,000           N/A        BB+/NR    East Lane Re VI, Ltd., Floating Rate Note,
                                             3/14/18 (144A)                                       2,002,200
    2,100,000          6.70         BB/NR    East Lane Re, Ltd., Floating Rate Note,
                                             3/13/15 (Cat Bond) (144A)                            2,162,580
    1,320,000          6.68        BB-/NR    Embarcadero Reinsurance, Ltd., Floating
                                             Rate Note, 2/4/16 (Cat Bond) (144A)                  1,333,200

The accompanying notes are an integral part of these financial statements.

76 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                            Reinsurance -- (continued)
      525,000          5.24        BB+/NR   Embarcadero Reinsurance, Ltd., Floating
                                            Rate Note, 8/7/15 (Cat Bond) (144A)              $      540,488
    6,000,000         17.77         B+/NR   Everglades Re, Ltd., Floating Rate Note,
                                            4/30/14 (Cat Bond) (144A)                             6,073,200
    1,550,000          5.03        BB+/NR   Foundation Re III, Ltd., Floating Rate
                                            Note, 2/25/15 (Cat Bond) (144A)                       1,576,970
    1,500,000          7.44         NR/NR   Galileo Re, Ltd., Floating Rate Note,
                                            1/9/19 (Cat Bond) (144A)                              1,559,850
    2,000,000          0.00         NR/NR   Gator Re, Ltd., Floating Rate Note,
                                            1/9/17 (Cat Bond) (144A)                              2,010,600
      750,000          3.79        BB+/NR   Golden State Re, Ltd., Floating Rate
                                            Note, 1/8/15 (Cat Bond) (144A)                          760,650
      300,000          8.40        BB-/NR   Ibis Re II, Ltd., Floating Rate Note,
                                            2/5/15 (Cat Bond) (144A)                                307,110
    2,250,000          4.05        BB+/NR   Ibis Re II, Ltd., Floating Rate Note,
                                            6/28/16 (Cat Bond) (144A)                             2,295,450
    2,000,000          6.94        BB-/NR   Johnston Re, Ltd., Floating Rate Note,
                                            5/8/14 (Cat Bond) (144A)                              2,005,800
    5,000,000          7.64        BB-/NR   Johnston Re, Ltd., Floating Rate Note,
                                            5/8/14 (Cat Bond) (144A)                              5,018,000
    1,800,000          0.00         NR/NR   Kizuna II Re, Ltd., Floating Rate Note,
                                            4/6/18 (Cat Bond) (144A)                              1,810,260
    1,000,000          9.75         NR/NR   Loma Reinsurance, Ltd. Bermuda, Floating
                                            Rate Note, 1/8/18 (Cat Bond) (144A)                   1,040,000
    2,000,000          4.05         BB/NR   Longpoint Re, Ltd. III, Floating Rate Note,
                                            5/18/16 (Cat Bond) (144A)                             2,038,000
    1,300,000          6.23        BB+/NR   Longpoint Re, Ltd., Floating Rate Note,
                                            6/12/15 (Cat Bond) (144A)                             1,352,390
    2,000,000          0.00         NR/NR   Merna Reinsurance V, Ltd., Floating
                                            Rate Note, 4/7/17 (Cat Bond) (144A)                   1,999,400
    1,500,000          4.53        BB-/NR   MetroCat Re, Ltd., Floating Rate Note,
                                            8/5/16 (Cat Bond) (144A)                              1,541,100
    1,000,000          9.06         BB/NR   Mystic Re, Ltd., Floating Rate Note,
                                            3/12/15 (Cat Bond) (144A)                             1,041,600
    1,500,000         12.06          B/NR   Mystic Re, Ltd., Floating Rate Note,
                                            3/12/15 (Cat Bond) (144A)                             1,591,650
    1,250,000          8.74        NR/Ba3   Mythen Re, Ltd., Floating Rate Note,
                                            5/7/15 (Cat Bond) (144A)                              1,317,000
    2,000,000          8.24        NR/Ba3   Mythen Re, Ltd., Floating Rate Note,
                                            5/7/15 (Cat Bond) (144A)                              2,114,400
    2,750,000          8.55         B+/NR   Mythen Re, Ltd., Series 2012-2
                                            Class A, Floating Rate Note, 1/5/17
                                            (Cat Bond) (144A)                                     2,927,100
      500,000         11.78         B-/NR   Mythen Re, Ltd., Series 2012-2
                                            Class A, Floating Rate Note, 11/10/16
                                            (Cat Bond) (144A)                                       535,650

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 77

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                             Reinsurance -- (continued)
    1,500,000          8.04         NR/NR    Mythen Re, Ltd., Series 2013-1
                                             Class B, Floating Rate Note, 7/9/15
                                             (Cat Bond) (144A)                               $    1,553,250
    2,250,000          7.31        BB-/NR    Northshore Re, Ltd., Floating Rate Note,
                                             7/5/16 (Cat Bond) (144A)                             2,334,600
    1,750,000          3.55         NR/NR    Queen City Re, Floating Rate Note,
                                             1/6/19 (Cat Bond) (144A)                             1,749,125
    1,500,000          7.56         CC/NR    Queen Street II Capital, Ltd., Floating
                                             Rate Note, 4/9/14 (Cat Bond) (144A)                  1,501,050
    2,250,000          7.56        BB-/NR    Queen Street IV Capital, Ltd., Floating
                                             Rate Note, 4/9/15 (Cat Bond) (144A)                  2,320,650
    1,250,000          8.56        BB-/NR    Queen Street V Re, Ltd., Floating Rate
                                             Note, 4/9/15 (Cat Bond) (144A)                       1,297,750
      250,000         10.58          B/NR    Queen Street VI Re, Ltd., Floating Rate
                                             Note, 4/9/15 (Cat Bond) (144A)                         263,500
    1,750,000          8.65          B/NR    Queen Street VII Re, Ltd., Floating Rate
                                             Note, 4/8/16 (Cat Bond) (144A)                       1,850,625
    1,450,000          8.80         B+/NR    Residential Reinsurance 2011, Ltd.,
                                             Floating Rate Note, 12/6/16 (Cat Bond)
                                             (144A)                                               1,534,100
    1,750,000          9.06        BB-/NR    Residential Reinsurance 2011, Ltd.,
                                             Floating Rate Note, 6/6/15 (Cat Bond)
                                             (144A)                                               1,841,000
      500,000          8.96         NR/NR    Residential Reinsurance 2011, Ltd.,
                                             Floating Rate Note, 6/6/17 (Cat Bond)
                                             (144A)                                                 523,300
      750,000          5.80         BB/NR    Residential Reinsurance 2012, Ltd.,
                                             Floating Rate Note, 12/6/16 (Cat Bond)
                                             (144A)                                                 781,650
    2,900,000          4.55        BB+/NR    Residential Reinsurance 2012, Ltd.,
                                             Floating Rate Note, 12/6/16 (Cat Bond)
                                             (144A)                                               3,004,110
      750,000          8.05         BB/NR    Residential Reinsurance 2012, Ltd.,
                                             Floating Rate Note, 6/6/16 (Cat Bond)
                                             (144A)                                                 827,175
    1,150,000         10.05        BB-/NR    Residential Reinsurance 2012, Ltd.,
                                             Floating Rate Note, 6/6/16 (Cat Bond)
                                             (144A)                                               1,273,970
    1,100,000          9.30         B-/NR    Residential Reinsurance 2013, Ltd.,
                                             Floating Rate Note, 6/6/17 (Cat Bond)
                                             (144A)                                               1,148,070
    1,000,000          0.00        BB-/NR    Riverfront Re, Ltd., Floating Rate Note,
                                             1/6/17 (Cat Bond) (144A)                             1,000,500
    1,500,000          4.06         BB/NR    Sanders Re, Ltd., Floating Rate Note,
                                             5/5/17 (Cat Bond) (144A)                             1,518,150
    2,500,000          3.56        BB+/NR    Sanders Re, Ltd., Floating Rate Note,
                                             5/5/17 (Cat Bond) (144A)                             2,524,000

The accompanying notes are an integral part of these financial statements.

78 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                            Reinsurance -- (continued)
    1,500,000          8.53         B+/NR   Tar Heel Re, Ltd., Floating Rate Note,
                                            5/9/16 (Cat Bond) (144A)                         $    1,616,250
      250,000          6.25         NR/NR   Tradewynd Re, Ltd., Floating Rate Note,
                                            1/8/15 (Cat Bond) (144A)                                251,325
      400,000          2.94       BBB-/NR   Vita Capital IV, Ltd., Floating Rate Note,
                                            1/15/16 (Cat Bond) (144A)                               405,680
    1,500,000          0.04       BBB-/NR   Vita Capital V, Ltd., Floating Rate Note,
                                            1/15/17 (Cat Bond) (144A)                             1,524,900
      500,000          3.44        BB+/NR   Vita Capital V, Ltd., Floating Rate Note,
                                            1/15/17 (Cat Bond) (144A)                               511,600
    1,000,000          2.81       BBB+/NR   Vitality Re IV, Ltd., Floating Rate Note,
                                            1/9/17 (Cat Bond) (144A)                              1,025,900
    1,800,000          2.50       BBB+/NR   Vitality Re V, Ltd., Floating Rate Note,
                                            1/7/19 (Cat Bond) (144A)                              1,800,000
                                                                                             --------------
                                                                                             $  108,765,746
                                                                                             --------------
                                            Total Insurance                                  $  130,827,178
-----------------------------------------------------------------------------------------------------------
                                            TECHNOLOGY HARDWARE
                                            & EQUIPMENT -- 0.2%
                                            Communications Equipment -- 0.1%
    1,000,000          0.52        AA-/A1   Cisco Systems, Inc., Floating Rate Note,
                                            3/3/17                                           $    1,002,022
    1,000,000          0.29        AA-/A1   Cisco Systems, Inc., Floating Rate Note,
                                            9/3/15                                                  999,571
                                                                                             --------------
                                                                                             $    2,001,593
-----------------------------------------------------------------------------------------------------------
                                            Computer Hardware -- 0.1%
    1,500,000          0.29       AA+/Aa1   Apple, Inc., Floating Rate Note, 5/3/16          $    1,499,734
                                                                                             --------------
                                            Total Technology Hardware
                                            & Equipment                                      $    3,501,327
-----------------------------------------------------------------------------------------------------------
                                            TELECOMMUNICATION SERVICES -- 0.4%
                                            Integrated Telecommunication
                                            Services -- 0.3%
    1,850,000                       A-/A3   AT&T, Inc., 0.875%, 2/13/15                      $    1,857,243
    2,456,000                   BBB+/Baa1   Deutsche Telekom International Finance
                                            BV, 4.875%, 7/8/14                                    2,484,386
    1,250,000                      NR/Ba2   GTP Towers Issuer LLC, 8.112%,
                                            2/15/15 (144A)                                        1,285,265
      805,000          1.76     BBB+/Baa1   Verizon Communications, Inc., Floating
                                            Rate Note, 9/15/16                                      828,090
                                                                                             --------------
                                                                                             $    6,454,984
-----------------------------------------------------------------------------------------------------------
                                            Wireless Telecommunication
                                            Services -- 0.1%
    1,500,000          1.23         A-/A2   America Movil SAB de CV, Floating Rate
                                            Note, 9/12/16                                    $    1,516,722

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 79

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                             Wireless Telecommunication
                                             Services -- (continued)
    1,150,000          0.62         A-/A3    Vodafone Group Plc, Floating Rate
                                             Note, 2/19/16                                   $    1,150,627
                                                                                             --------------
                                                                                             $    2,667,349
                                                                                             --------------
                                             Total Telecommunication Services                $    9,122,333
-----------------------------------------------------------------------------------------------------------
                                             UTILITIES -- 0.6%
                                             Electric Utilities -- 0.6%
    1,375,000          0.59         A/Aa3    Duke Energy Indiana, Inc., Floating Rate
                                             Note, 7/11/16                                   $    1,374,391
      725,000          0.38          A/A2    Duke Energy Ohio, Inc., Floating Rate
                                             Note, 3/6/15                                           725,637
    1,275,000          0.44         A/Aa2    Duke Energy Progress, Inc., Floating Rate
                                             Note, 3/6/17                                         1,273,905
    1,865,000          0.70        A+/Aa3    Electricite de France, Floating Rate Note,
                                             1/20/17 (144A)                                       1,870,856
    1,090,000          0.55          A/A3    Georgia Power Co., Floating Rate Note,
                                             3/15/16                                              1,089,046
    1,000,000          0.64          A/A3    Georgia Power Co., Floating Rate Note,
                                             8/15/16                                              1,000,736
    1,400,000                       A-/A2    NSTAR Electric Co., 4.875%, 4/15/14                  1,402,062
    1,013,000          0.48         A-/A2    NSTAR Electric Co., Floating Rate Note,
                                             5/17/16                                              1,011,337
    1,450,000          0.30         A/Aa3    Southern California Edison Co., Floating
                                             Rate Note, 10/1/14                                   1,450,144
    1,530,000          0.68         A/Aa3    Southern California Edison Co., Floating
                                             Rate Note, 9/15/14                                   1,532,333
                                                                                             --------------
                                                                                             $   12,730,447
                                                                                             --------------
                                             Total Utilities                                 $   12,730,447
-----------------------------------------------------------------------------------------------------------
                                             TOTAL CORPORATE BONDS
                                             (Cost $515,994,182)                             $  518,621,411
-----------------------------------------------------------------------------------------------------------
                                             U.S. GOVERNMENT AND
                                             AGENCY OBLIGATIONS -- 5.1%
        2,496                     AAA/Aaa    Fannie Mae, 6.5%, 1/1/15                        $        2,525
        8,980                     AAA/Aaa    Fannie Mae, 7.0%, 10/1/17                                9,496
       24,469          2.30       AAA/Aaa    Fannie Mae, Floating Rate Note, 1/1/48                  25,959
       28,044          2.54       AAA/Aaa    Fannie Mae, Floating Rate Note, 10/1/32                 29,995
       12,004          2.27       AAA/Aaa    Fannie Mae, Floating Rate Note, 11/1/23                 12,469
       31,807          2.30       AAA/Aaa    Fannie Mae, Floating Rate Note, 2/1/34                  32,300
        2,526          2.82       AAA/Aaa    Fannie Mae, Floating Rate Note, 4/1/15                   2,491
       22,599          2.24       AAA/Aaa    Fannie Mae, Floating Rate Note, 9/1/32                  24,070
    1,490,000          0.25       AA+/Aaa    Federal Farm Credit Banks, Floating Rate
                                             Note, 1/20/15                                        1,492,000
    3,500,000          0.16       AA+/Aaa    Federal Farm Credit Banks, Floating Rate
                                             Note, 10/23/14                                       3,501,712

The accompanying notes are an integral part of these financial statements.

80 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                            U.S. GOVERNMENT AND
                                            AGENCY OBLIGATIONS -- (continued)
    3,000,000          0.18       AA+/Aaa   Federal Farm Credit Banks, Floating Rate
                                            Note, 12/15/14                                   $    3,001,500
    1,360,000          0.22       AA+/Aaa   Federal Farm Credit Banks, Floating Rate
                                            Note, 3/4/15                                          1,361,670
    1,925,000          0.22       AA+/Aaa   Federal Farm Credit Banks, Floating Rate
                                            Note, 4/21/14                                         1,925,092
    1,000,000          0.22       AA+/Aaa   Federal Farm Credit Banks, Floating Rate
                                            Note, 4/25/14                                         1,000,103
    4,000,000          0.25       AA+/Aaa   Federal Farm Credit Banks, Floating Rate
                                            Note, 5/21/14                                         4,000,916
    4,500,000          0.36       AA+/Aaa   Federal Farm Credit Banks, Floating Rate
                                            Note, 5/29/14                                         4,502,128
    5,529,000          0.22       AA+/Aaa   Federal Farm Credit Banks, Floating Rate
                                            Note, 7/16/14                                         5,530,421
    2,440,000          0.21       AA+/Aaa   Federal Farm Credit Banks, Floating Rate
                                            Note, 9/24/14                                         2,440,837
    2,305,000                     AA+/Aaa   Federal Home Loan Banks, 0.25%,
                                            4/11/14                                               2,305,118
      895,175                      AA+/NR   Federal Home Loan Banks, 2.9%,
                                            4/20/17                                                 923,902
    7,890,000          0.30       AA+/Aaa   Federal Home Loan Banks, Floating Rate
                                            Note, 4/24/14                                         7,891,144
   16,010,000          0.22       AA+/Aaa   Federal Home Loan Banks, Floating Rate
                                            Note, 6/11/14                                        16,014,915
          464                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                            7.0%, 6/1/14                                                465
       10,328          2.35       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                            Floating Rate Note, 10/1/23                              11,038
    4,200,000          0.38       AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                            Floating Rate Note, 10/7/14                           4,206,649
       14,907          2.62       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                            Floating Rate Note, 11/1/33                              15,892
        8,122          2.60       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                            Floating Rate Note, 6/1/35                                8,516
      760,000          0.17       AA+/Aaa   Federal National Mortgage Association,
                                            Floating Rate Note, 1/20/15                             760,372
    2,135,000          0.35       AA+/Aaa   Federal National Mortgage Association,
                                            Floating Rate Note, 1/27/15                           2,139,663
    2,370,000          0.38       AA+/Aaa   Federal National Mortgage Association,
                                            Floating Rate Note, 10/27/14                          2,374,131
    1,650,000          0.47       AA+/Aaa   Federal National Mortgage Association,
                                            Floating Rate Note, 11/21/14                          1,654,125
    1,400,000          0.43       AA+/Aaa   Federal National Mortgage Association,
                                            Floating Rate Note, 12/15/14                          1,403,451
    4,829,000          0.14       AA+/Aaa   Federal National Mortgage Association,
                                            Floating Rate Note, 6/20/14                           4,829,594

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 81

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                             U.S. GOVERNMENT AND
                                             AGENCY OBLIGATIONS -- (continued)
    6,700,000         0.36        AA+/Aaa    Federal National Mortgage Association,
                                             Floating Rate Note, 6/23/14                     $    6,704,114
    9,065,000         0.34        AA+/Aaa    Federal National Mortgage Association,
                                             Floating Rate Note, 8/11/14                          9,073,893
    1,800,000         0.35        AA+/Aaa    Federal National Mortgage Association,
                                             Floating Rate Note, 8/25/14                          1,802,020
       15,043         1.62        AAA/Aaa    Government National Mortgage Association
                                             II, Floating Rate Note, 1/20/22                         15,635
    5,000,000                     AA+/Aaa    U.S. Treasury Notes, 0.25%, 4/30/14                  5,000,585
   10,000,000         0.10         NR/Aaa    U.S. Treasury Notes, Floating Rate Note,
                                             1/31/16                                              9,994,420
-----------------------------------------------------------------------------------------------------------
                                             TOTAL U.S. GOVERNMENT AND
                                             AGENCY OBLIGATIONS
                                             (Cost $106,015,325)                             $  106,025,326
-----------------------------------------------------------------------------------------------------------
                                             FOREIGN GOVERNMENT BONDS -- 0.1%
    1,100,000                     AAA/Aaa    Export Development Canada, 3.125%,
                                             4/24/14                                         $    1,101,936
    1,800,000         0.40        AA-/Aa2    Province of Ontario Canada, Floating
                                             Rate Note, 4/1/15                                    1,802,507
-----------------------------------------------------------------------------------------------------------
                                             TOTAL FOREIGN GOVERNMENT BONDS
                                             (Cost $2,904,389)                               $    2,904,443
-----------------------------------------------------------------------------------------------------------
                                             MUNICIPAL BONDS -- 3.4%
                                             Municipal Development -- 0.3%
    4,140,000         0.05        AAA/Aaa    Lower Neches Valley Authority Industrial
                                             Development Corp., Floating Rate Note,
                                             11/1/38                                         $    4,140,000
    2,100,000         0.07         AA/Aa1    Mississippi Business Finance Corp.,
                                             Floating Rate Note, 11/1/35                          2,100,000
                                                                                             --------------
                                                                                             $    6,240,000
-----------------------------------------------------------------------------------------------------------
                                             Municipal Higher Education -- 1.8%
    4,200,000         0.06        AAA/Aaa    Connecticut State Health & Educational
                                             Facility Authority, Floating Rate Note,
                                             7/1/36                                          $    4,200,000
    8,890,000         0.06         AA/Aa2    Maryland Health & Higher Educational
                                             Facilities Authority, Floating Rate Note,
                                             7/1/36                                               8,890,000
   11,670,000         0.06        AAA/Aaa    Permanent University Fund, Floating Rate
                                             Note, 7/1/37                                        11,670,000
   11,970,000         0.06        AAA/Aaa    The University of Texas System, Floating
                                             Rate Note, 8/1/34                                   11,970,000
      250,000         0.74         AA/Aa2    University of California, Floating Rate
                                             Note, 7/1/41                                           250,000
                                                                                             --------------
                                                                                             $   36,980,000
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

82 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                             Municipal Medical -- 1.2%
    5,140,000         0.06          NR/NR    Geisinger Authority, Floating Rate Note,
                                             8/1/22                                          $    5,140,000
   14,840,000         0.08          AA/NR    Harris County Health Facilities Development
                                             Corp., Floating Rate Note, 12/1/41                  14,840,000
    4,945,000         0.06        AAA/Aaa    Loudoun County Economic Development
                                             Authority, Floating Rate Note, 2/15/38               4,945,000
                                                                                             --------------
                                                                                             $   24,925,000
-----------------------------------------------------------------------------------------------------------
                                             Municipal Power -- 0.0%+
      670,000         1.03          NR/A1    South Carolina State Public Service
                                             Authority, Floating Rate Note, 6/1/15           $      672,801
-----------------------------------------------------------------------------------------------------------
                                             Municipal Obligation -- 0.1%
    1,000,000                    SP-1+/NR    State of California, 2.0%, 5/28/14              $    1,003,020
-----------------------------------------------------------------------------------------------------------
                                             TOTAL MUNICIPAL BONDS
                                             (Cost $69,817,791)                              $   69,820,821
-----------------------------------------------------------------------------------------------------------
                                             SENIOR FLOATING RATE LOAN
                                             INTERESTS -- 8.9%**
                                             ENERGY -- 0.5%
                                             Oil & Gas Drilling -- 0.1%
      995,000         6.00          B+/B1    Drillships Financing Holding, Inc., Tranche
                                             B-1 Term Loan, 3/31/21                          $    1,017,594
      495,000         5.75          B-/B3    Offshore Group Investment, Ltd., Term
                                             Loan, 3/28/19                                          499,744
                                                                                             --------------
                                                                                             $    1,517,338
-----------------------------------------------------------------------------------------------------------
                                             Integrated Oil & Gas -- 0.1%
       37,843         4.50       BBB/Baa2    Glenn Pool Oil & Gas Trust, Term Loan,
                                             5/2/16                                          $       38,127
    2,743,125         4.00        BB-/Ba3    Seadrill Operating LP, Initial Term Loan,
                                             2/14/21                                              2,739,940
                                                                                             --------------
                                                                                             $    2,778,067
-----------------------------------------------------------------------------------------------------------
                                             Oil & Gas Exploration
                                             & Production -- 0.2%
      250,000         5.75        BB-/Ba3    Chesapeake Energy Corp., Term Loan,
                                             12/2/17                                         $      256,016
    2,688,873         3.88        BB-/Ba2    Fieldwood Energy LLC, Closing Date Loan,
                                             9/25/18                                              2,697,276
      400,000         5.00          B-/B1    Samson Investment Co., Tranche 1 Term
                                             Loan (Second Lien), 9/25/18                            404,150
                                                                                             --------------
                                                                                             $    3,357,442
-----------------------------------------------------------------------------------------------------------
                                             Oil & Gas Refining & Marketing -- 0.1%
       98,500         3.75         BB/Ba2    Pilot Travel Centers LLC, Refinancing
                                             Tranche B Term Loan, 3/30/18                    $       99,094
      795,000         2.40       BBB-/Ba1    Tesoro Corp., Initial Term Loan, 1/11/16               800,962
                                                                                             --------------
                                                                                             $      900,056
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 83

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                             Coal & Consumable Fuels -- 0.0%+
      820,875         5.50         B+/Ba3    Foresight Energy LLC, Term Loan, 8/21/20        $      828,228
                                                                                             --------------
                                             Total Energy                                    $    9,381,131
-----------------------------------------------------------------------------------------------------------
                                             MATERIALS -- 0.5%
                                             Commodity Chemicals -- 0.0%+
      387,961         4.50         NR/Ba2    Tronox Pigments BV, New Term Loan,
                                             3/19/20                                         $      390,844
-----------------------------------------------------------------------------------------------------------
                                             Specialty Chemicals -- 0.2%
    1,434,660         4.00         BB-/B1    Axalta Coating Systems US Holdings, Inc.,
                                             Refinanced Term B Loan, 2/1/20                  $    1,438,503
      371,082         3.50        BB+/Ba1    Chemtura Corp., New Term Loan, 8/29/16                 373,788
      938,125         4.00          NR/NR    PQ Corp., 2014 Term Loan, 8/7/17                       941,498
      690,499         3.25         BB-/NR    Taminco Global Chemical Corp., Initial
                                             Tranche B-3 Dollar Term Loan, 2/15/19                  691,362
      290,008         1.00       BBB-/Ba2    WR Grace & Co., Delayed Draw Term
                                             Loan, 1/23/21                                          290,068
      812,023         3.00       BBB-/Ba2    WR Grace & Co., U.S. Term Loan, 1/23/21                812,192
                                                                                             --------------
                                                                                             $    4,547,411
-----------------------------------------------------------------------------------------------------------
                                             Metal & Glass Containers -- 0.1%
      684,000         0.00         B+/Ba3    Ardagh Holdings USA, Inc., Tranche B-3
                                             Term Loan (First Lien), 12/17/19                $      686,352
      791,489         4.50           B/B1    BWAY Holding Co., Initial Term Loan,
                                             8/31/17                                                797,054
                                                                                             --------------
                                                                                             $    1,483,406
-----------------------------------------------------------------------------------------------------------
                                             Paper Packaging -- 0.1%
      693,602         4.75          B/Ba3    Kleopatra Acquisition Corp., Term B-1
                                             Loan, 12/21/16                                  $      701,983
      175,000         0.00          NR/NR    Multi Packaging Solutions, Inc., Initial
                                             Dollar Tranche B Term, 9/30/20                         175,875
      577,379         3.00         BB+/NR    Sealed Air Corp., Replacement Term
                                             Loan, 10/3/18                                          579,003
                                                                                             --------------
                                                                                             $    1,456,861
-----------------------------------------------------------------------------------------------------------
                                             Aluminum -- 0.0%+
      117,600         5.75           B/B2    Noranda Aluminum Acquisition Corp.,
                                             Term B Loan, 2/28/19                            $      112,847
-----------------------------------------------------------------------------------------------------------
                                             Diversified Metals & Mining -- 0.1%
    1,481,284         4.25        BBB-/NR    Fortescue Metals Group Ltd., Bank Loan,
                                             6/30/19                                         $    1,494,477
      533,509         0.00         D/Caa3    Preferred Sands Holding Co. LLC, Term B
                                             Loan, 12/15/16 (d)                                     423,473
                                                                                             --------------
                                                                                             $    1,917,950
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

84 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                             Steel -- 0.0%+
      360,327         4.75         BB-/B2    JMC Steel Group, Inc., Term Loan, 4/1/17        $      363,930
       45,384         4.00        BB+/Ba1    SunCoke Energy, Inc., Tranche B Term
                                             Loan, 7/26/18                                           45,498
                                                                                             --------------
                                                                                             $      409,428
-----------------------------------------------------------------------------------------------------------
                                             Paper Products -- 0.0%+
      190,964         4.50          NR/NR    Ranpak Corp., USD Term Loan, 4/10/19            $      192,516
                                                                                             --------------
                                             Total Materials                                 $   10,511,263
-----------------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 0.7%
                                             Aerospace & Defense -- 0.3%
      498,750         0.00       BBB-/Ba1    Alliant Techsystems, Inc., Term B Loan,
                                             10/22/20                                        $      500,776
      881,720         3.75       BBB-/Ba2    DigitalGlobe, Inc., Term Loan, 1/25/20                 883,374
      200,347         6.25         BB-/WR    DynCorp International, Inc., Term Loan,
                                             7/7/16                                                 202,100
      419,688         5.25           B/B2    Sequa Corp., Initial Term Loan, 6/19/17                411,556
    1,339,193         4.25        BB+/Ba1    Spirit AeroSystems, Inc., Term Loan B,
                                             9/30/20                                              1,337,797
      322,550         3.75          B/Ba3    TransDigm, Inc., Tranche C Term Loan,
                                             2/28/20                                                323,155
    2,600,000         3.25        BB-/Ba3    Wesco Aircraft Hardare Corp., Tranche B
                                             Term Loan (First Lien), 2/24/21                      2,593,500
                                                                                             --------------
                                                                                             $    6,252,258
-----------------------------------------------------------------------------------------------------------
                                             Building Products -- 0.1%
    1,089,248         3.50         BB-/B1    Armstrong World Industries, Inc., Term
                                             Loan B, 3/15/20                                 $    1,091,965
      557,200         4.00          B+/B1    The Quikrete Companies, Inc., Initial
                                             Loan (First Lien), 9/26/20                             559,220
      984,060         4.25          B+/B1    Unifrax Corp., New Term B Loan, 12/31/19               990,452
                                                                                             --------------
                                                                                             $    2,641,637
-----------------------------------------------------------------------------------------------------------
                                             Electrical Components & Equipment -- 0.1%
      925,000         3.25        BB+/Ba3    Southwire Co., Term Loan, 1/31/21               $      924,918
      886,500         6.00         B+/Ba2    WireCo WorldGroup, Inc., Term Loan,
                                             2/15/17                                                894,811
                                                                                             --------------
                                                                                             $    1,819,729
-----------------------------------------------------------------------------------------------------------
                                             Industrial Conglomerates -- 0.0%+
      693,000         0.00           B/B1    Milacron LLC, Term Loan, 3/12/20                $      694,732
-----------------------------------------------------------------------------------------------------------
                                             Construction & Farm Machinery
                                             & Heavy Trucks -- 0.1%
       85,000         3.25        BB+/Ba1    Manitowoc Co. Inc. (The), Term B Loan,
                                             12/18/20                                        $       85,184
      310,336         3.50       BBB-/Ba1    Terex Corp., Term Loan, 4/28/17                        312,082



The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 85

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                             Construction & Farm Machinery
                                             & Heavy Trucks -- (continued)
    1,853,223         4.01          B+/B2    Waupaca Foundry, Inc., Term Loan,
                                             6/29/17                                         $    1,860,173
                                                                                             --------------
                                                                                             $    2,257,439
-----------------------------------------------------------------------------------------------------------
                                             Industrial Machinery -- 0.1%
      398,000         4.25           B/B1    Gardner Denver, Inc., Initial Dollar Term
                                             Loan, 7/30/20                                   $      398,324
      683,943         4.25         B+/Ba3    Schaeffler AG, Facility C (USD), 1/27/17               688,033
       79,400         5.75        BB-/Ba3    Xerium Technologies, Inc., New Term
                                             Loan, 5/17/19                                           80,095
                                                                                             --------------
                                                                                             $    1,166,452
-----------------------------------------------------------------------------------------------------------
                                             Trading Companies
                                             & Distributors -- 0.0%+
      318,295         3.75         BB/Ba3    WESCO Distribution, Inc., Tranche B-1
                                             Loan, 12/12/19                                  $      319,488
                                                                                             --------------
                                             Total Capital Goods                             $   15,151,735
-----------------------------------------------------------------------------------------------------------
                                             COMMERCIAL SERVICES
                                             & SUPPLIES -- 0.5%
                                             Environmental &
                                             Facilities Services -- 0.1%
      133,000         3.25       BB+/Baa3    Covanta Energy Corp., Term Loan, 3/28/19        $      133,466
    1,179,045         3.00       BBB-/Ba1    Progressive Waste Solutions, Ltd., Term B
                                             Loan, 10/31/19                                       1,180,519
      149,989         4.00          B+/B1    Waste Industries USA, Inc., Term B Loan,
                                             3/17/17                                                150,425
                                                                                             --------------
                                                                                             $    1,464,410
-----------------------------------------------------------------------------------------------------------
                                             Diversified Support Services -- 0.0%+
      918,177         6.25          B-/B1    Language Line LLC, Tranche B Term Loan,
                                             6/20/16                                         $      918,177
      149,625         4.50         B+/Ba3    TMS International Corp., Term B Loan,
                                             10/2/20                                                151,215
                                                                                             --------------
                                                                                             $    1,069,392
-----------------------------------------------------------------------------------------------------------
                                             Security & Alarm Services -- 0.3%
    2,294,250         3.00         BBB/NR    Allegion US Holding Co, Inc., Tranche B
                                             Term Loan, 12/26/20                             $    2,298,552
      321,770         4.00          NR/NR    Garda World Security Corp., Term B
                                             Delayed Draw Loan, 11/8/20                             322,574
    1,257,827         4.00          NR/NR    Garda World Security Corp., Term B Loan,
                                             11/1/20                                              1,260,972
      990,295         4.25          B/Ba3    Monitronics International, Inc., Term B
                                             Loan, 3/23/18                                          992,462
      994,994         3.25         BB/Ba3    The Geo Group, Inc., Term Loan, 4/3/20                 995,616
                                                                                             --------------
                                                                                             $    5,870,176
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

86 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                             Human Resource &
                                             Employment Services -- 0.0%+
    1,037,113         3.50        BB-/Ba2    On Assignment, Inc., Initial Term B Loan,
                                             5/15/20                                         $    1,036,680
-----------------------------------------------------------------------------------------------------------
                                             Research & Consulting Services -- 0.1%
    1,189,148         3.25          NR/NR    Crown Castle International Corp., Tranche
                                             B-2 Term Loan (First Lien), 1/31/21             $    1,186,845
      427,285         5.00        BB-/Ba3    Wyle Services Corp., Term Loan
                                             (First Lien), 3/26/17                                  427,463
                                                                                             --------------
                                                                                             $    1,614,308
                                                                                             --------------
                                             Total Commercial Services & Supplies            $   11,054,966
-----------------------------------------------------------------------------------------------------------
                                             TRANSPORTATION -- 0.3%
                                             Air Freight & Logistics -- 0.0%+
      199,500         5.25          B/Ba3    Syncreon Group BV, Term Loan, 9/26/20           $      200,996
-----------------------------------------------------------------------------------------------------------
                                             Airlines -- 0.2%
    2,530,875         3.75        BB-/Ba2    American Airlines, Inc., Class B Term
                                             Loan, 6/27/19                                   $    2,542,474
      740,625         3.50          BB/NR    Delta Air Lines, Inc., 2014 Term B-1
                                             Loan, 10/18/18                                         742,014
      296,947         3.50        BB+/Ba1    Delta Air Lines, Inc., Term Loan, 4/20/17              297,981
      247,500         3.50        BB-/Ba2    United Airlines, Inc., Class B Term Loan,
                                             4/1/19                                                 248,242
                                                                                             --------------
                                                                                             $    3,830,711
-----------------------------------------------------------------------------------------------------------
                                             Marine -- 0.1%
    1,492,500         5.25         BB/Ba3    Navios Maritime Partners LP, Term Loan,
                                             6/27/18                                         $    1,518,153
-----------------------------------------------------------------------------------------------------------
                                             Trucking -- 0.0%+
      165,752         2.90         BB/Ba1    Swift Transportation Co. LLC, Tranche
                                             B-1 Term Loan (2013), 12/21/16                  $      166,892
      323,423         4.00         BB/Ba1    Swift Transportation Co. LLC, Tranche
                                             B-2 Term Loan (2013), 12/21/17                         326,819
                                                                                             --------------
                                                                                             $      493,711
                                                                                             --------------
                                             Total Transportation                            $    6,043,571
-----------------------------------------------------------------------------------------------------------
                                             AUTOMOBILES & COMPONENTS -- 0.2%
                                             Auto Parts & Equipment -- 0.2%
      147,894         3.75         B+/Ba3    Allison Transmission, Inc., Term B-3 Loan,
                                             8/23/19                                         $      148,264
    1,986,193         4.25          NR/NR    Metaldyne LLC, Tranche B Term Loan,
                                             12/18/18                                             1,996,746
      639,905         5.50          NR/NR    TI Group Automotive Systems LLC,
                                             Additional Term Loan, 3/27/19                          645,305
      582,206         3.75         BB/Ba2    Tomkins LLC, Term B-2 Loan, 9/29/16                    583,950

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 87

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                             Auto Parts & Equipment -- (continued)
      202,212         4.00         BB-/B1    Tower Automotive Holdings USA LLC,
                                             Refinancing Term Loan, 4/23/20                  $      202,212
                                                                                             --------------
                                                                                             $    3,576,477
-----------------------------------------------------------------------------------------------------------
                                             Tires & Rubber -- 0.0%+
      600,000         4.75         BB/Ba1    The Goodyear Tire & Rubber Co., Term
                                             Loan (Second Lien), 3/27/19                     $      603,368
                                                                                             --------------
                                             Total Automobiles & Components                  $    4,179,845
-----------------------------------------------------------------------------------------------------------
                                             CONSUMER DURABLES & APPAREL -- 0.3%
                                             Home Furnishings -- 0.1%
      350,000         4.25          B+/B1    Serta Simmons Holdings LLC, Term Loan,
                                             10/1/19                                         $      351,717
      519,118         3.50         BB/Ba3    Tempur Sealy International, Inc., New
                                             Term B Loan, 3/18/20                                   519,164
                                                                                             --------------
                                                                                             $      870,881
-----------------------------------------------------------------------------------------------------------
                                             Housewares & Specialties -- 0.1%
      995,000         2.90       BBB-/Ba1    Jarden Corp., Tranche B1 Term Loan,
                                             9/30/20                                         $      996,758
      550,259         3.75         BB/Ba2    Prestige Brands, Inc., Term B-1 Loan,
                                             1/31/19                                                553,560
      791,258         4.00          B+/B1    Reynolds Group Holdings, Inc.,
                                             Incremental U.S. Term Loan, 12/31/18                   795,152
                                                                                             --------------
                                                                                             $    2,345,470
-----------------------------------------------------------------------------------------------------------
                                             Leisure Products -- 0.0%+
      188,571         4.00          B+/B1    Bombardier Recreational Products, Inc.,
                                             Term B Loan, 1/30/19                            $      189,514
-----------------------------------------------------------------------------------------------------------
                                             Apparel, Accessories &
                                             Luxury Goods -- 0.1%
    1,578,700         3.25       BBB-/Ba1    PVH Corp., Tranche B Term Loan,
                                             12/19/19                                        $    1,583,998
                                                                                             --------------
                                             Total Consumer Durables & Apparel               $    4,989,863
-----------------------------------------------------------------------------------------------------------
                                             CONSUMER SERVICES -- 0.6%
                                             Casinos & Gaming -- 0.2%
      438,900         3.25       BBB-/Ba2     Las Vegas Sands llc, Tranche B-2 Term
                                             Loan (First Lien), 12/19/20                     $      438,728
    1,234,375         3.50         BB/Ba2    MGM Resorts International, Term B Loan,
                                             12/20/19                                             1,234,118
      538,650         3.25        BB+/Ba1    Penn National Gaming, Inc., Term B
                                             Facility Loan, 10/25/20                                538,734
      272,938         3.75        BB+/Ba2    Pinnacle Entertainment, Inc., Tranche B-2
                                             Term Loan, 8/13/20                                     274,089
    1,395,000         3.00      BBB-/Baa3    Seminole Tribe of Florida, Inc., Initial Term
                                             Loan, 4/29/20                                        1,393,693
                                                                                             --------------
                                                                                             $    3,879,362
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

88 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                             Hotels, Resorts & Cruise Lines -- 0.1%
      497,500         3.50          NR/B1    Four Seasons Holdings Inc., Term Loan,
                                             6/27/20                                         $      499,988
    1,144,737         3.75         BB/Ba3    Hilton Worldwide Finance LLC, Initial Term
                                             Loan, 9/23/20                                        1,148,171
                                                                                             --------------
                                                                                             $    1,648,159
-----------------------------------------------------------------------------------------------------------
                                             Leisure Facilities -- 0.1%
       98,476         3.25       BBB-/Ba1    Cedar Fair LP, U.S. Term Facility, 3/6/20       $       98,883
      735,350         3.50        BB+/Ba2    Six Flags Theme Parks, Inc., Tranche B
                                             Term Loan, 12/20/18                                    739,597
                                                                                             --------------
                                                                                             $      838,480
-----------------------------------------------------------------------------------------------------------
                                             Restaurants -- 0.1%
      243,295         3.75         BB/Ba3    Burger King Corp., Tranche B Term Loan
                                             (2012), 9/28/19                                 $      244,949
      126,648         3.75        BB-/Ba2    DineEquity, Inc., Term B-2 Loan, 10/19/17              127,248
      468,993         4.00        BB-/Ba3    Landry's, Inc., B Term Loan, 4/24/18                   472,569
      156,800         4.00          B/Ba3    NPC International, Inc., 12/28/18                      157,878
      843,691         4.25          B/Ba3    PF Chang's China Bistro, Inc., Term
                                             Borrowing, 6/22/19                                     848,954
      726,587         3.25         BB-/B1    Wendy's International, Inc., Term B Loan,
                                             5/15/19                                                725,939
                                                                                             --------------
                                                                                             $    2,577,537
-----------------------------------------------------------------------------------------------------------
                                             Education Services -- 0.0%+
      375,250         4.00          B+/B1    Bright Horizons Family Solutions, Inc.,
                                             Term B Loan, 1/14/20                            $      376,716
-----------------------------------------------------------------------------------------------------------
                                             Specialized Consumer Services -- 0.1%
      517,045         4.25           B/B1    Allied Security Holdings LLC, Closing
                                             Date Term Loan (First Lien), 2/12/21            $      516,183
    1,980,000         4.00         BB-/B1    Weight Watchers International, Inc.,
                                             Initial Tranche B-2 Term Loan, 4/2/20                1,540,688
                                                                                             --------------
                                                                                             $    2,056,871
                                                                                             --------------
                                             Total Consumer Services                         $   11,377,125
-----------------------------------------------------------------------------------------------------------
                                             MEDIA -- 1.3%
                                             Advertising -- 0.1%
      844,506         4.25          B+/B1    Acosta, Inc., Term B Loan (2013), 3/2/18        $      850,708
      989,989         4.25          B+/B1    Advantage Sales & Marketing, Inc., 2013
                                             Term Loan (First Lien), 12/18/17                       995,558
      114,443         4.75           B/B2    Getty Images, Inc., Initial Term Loan,
                                             10/18/19                                               110,044
                                                                                             --------------
                                                                                             $    1,956,310
-----------------------------------------------------------------------------------------------------------
                                             Broadcasting -- 0.3%
    1,629,423         3.00        BB+/Ba1    CBS Outdoor Americas Capital llc,
                                             Tranche B Term Loan (First Lien), 1/15/21       $    1,626,368

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 89

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                             Broadcasting -- (continued)
      361,751         4.00         B+/Ba3    Entercom Radio llc, Term B-2 Loan,
                                             11/23/18                                        $      364,314
      618,750         4.25           B/B2    NEP, Amendment No. 3 Incremental
                                             Term Loan (First Lien), 1/22/20                        622,102
    1,345,123         3.00         NR/Ba1    Sinclair Television Group, Inc., New
                                             Tranche B Term Loan, 4/19/20                         1,334,362
    2,289,263         4.00        BB+/Ba3     Tribune Co., Tranche B Term Loan
                                             (First Lien), 11/20/20                               2,292,696
       95,333         3.50         B+/Ba3    TWCC Holding Corp., Term Loan, 2/13/17                  93,783
      668,263         4.00          B+/NR    Univision Communications, Inc.,
                                             Replacement First-Lien Term Loan, 3/1/20               668,889
                                                                                             --------------
                                                                                             $    7,002,514
-----------------------------------------------------------------------------------------------------------
                                             Cable & Satellite -- 0.6%
    1,185,404         3.50        BB-/Ba2    Cequel Communications LLC, Term Loan,
                                             2/14/19                                         $    1,187,623
    1,315,063         3.00       BB+/Baa3    Charter Communications Operating LLC,
                                             Term F Loan, 1/1/21                                  1,305,857
      521,732         3.75         BB/Ba3    Intelsat Jackson Holdings SA, Tranche
                                             B-2 Term Loan, 6/30/19                                 523,686
      738,750         4.00        BB-/Ba3    MCC Georgia LLC, Tranche G Term Loan,
                                             2/8/20                                                 740,443
    1,400,000         2.63        BB+/Ba3    Mediacom Illinois LLC, Tranche F Term
                                             Loan, 3/31/18                                        1,394,750
      665,466         3.50         BB/Ba3    Telesat Canada, U.S. Term B Loan,
                                             3/28/19                                                666,506
    2,205,000         3.50         NR/Ba3    Virgin Media Investment Holdings, Ltd.,
                                             New Term B Loan, 2/6/20                              2,202,519
      295,511         4.75          B/Ba3    WideOpenWest Finance LLC, Term B Loan,
                                             4/1/19                                                 296,672
    1,136,553         0.00          NR/NR    Ziggo BV, (USD) Tranche B-3 Term Loan,
                                             1/15/22                                              1,127,407
    1,072,383         0.00          NR/NR    Ziggo BV, Tranche B-1 Term Loan
                                             (First Lien), 1/15/22                                1,063,754
      691,064         0.00          NR/NR    Ziggo BV, Tranche B-2 Term Loan
                                             (First Lien), 1/15/22                                  685,503
                                                                                             --------------
                                                                                             $   11,194,720
-----------------------------------------------------------------------------------------------------------
                                             Movies & Entertainment -- 0.3%
    1,468,763         3.50        BB-/Ba2    AMC Entertainment, Inc., Initial Term
                                             Loan, 4/30/20                                   $    1,471,211
      774,110         3.50         BB/Ba3    Live Nation Entertainment, Inc., Term
                                             B-1 Loan, 8/17/20                                      776,529
    1,547,422         3.50        BB-/Ba2    Rovi Solutions Corp., Tranche B-3 Term
                                             Loan, 3/29/19                                        1,548,350
      595,500         3.50        BB+/Ba1    Seminole Hard Rock Entertainment, Inc.,
                                             New Term Loan B, 5/14/20                               595,965

The accompanying notes are an integral part of these financial statements.

90 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                             Movies & Entertainment -- (continued)
    1,094,500         3.75          B+/B1    WMG Acquisition Corp., Tranche B
                                             Refinancing Term Loan, 7/1/20                   $    1,090,909
                                                                                             --------------
                                                                                             $    5,482,964
-----------------------------------------------------------------------------------------------------------
                                             Publishing -- 0.0%+
      626,751         3.75        BB-/Ba3    Interactive Data Corp., Refinanced Term
                                             Loan, 2/11/18                                   $      627,770
                                                                                             --------------
                                             Total Media                                     $   26,264,278
-----------------------------------------------------------------------------------------------------------
                                             RETAILING -- 0.5%
                                             Distributors -- 0.0%+
      498,750         4.25           B/B2    Spin Holdco, Inc., Initial Term Loan
                                             (First Lien), 11/14/19                          $      499,436
-----------------------------------------------------------------------------------------------------------
                                             Computer & Electronics Retail -- 0.1%
    1,750,000         3.75          NR/NR    Rent-A-Center, Inc., Term Loan (2014),
                                             2/6/21                                          $    1,745,625
-----------------------------------------------------------------------------------------------------------
                                             Home Improvement Retail -- 0.1%
    1,237,500         4.50           B/B2    Apex Tool Group LLC, Term Loan, 2/1/20          $    1,228,219
-----------------------------------------------------------------------------------------------------------
                                             Specialty Stores -- 0.0%+
      992,500         3.75        BB-/Ba3    Michaels Stores, Inc., Term B Loan,
                                             1/28/20                                         $      995,247
-----------------------------------------------------------------------------------------------------------
                                             Automotive Retail -- 0.3%
      493,750         6.25          B+/B1    Arc Automotive Group, Inc., Term Loan,
                                             11/15/18                                        $      497,762
    1,289,360         3.00         BB/Ba1    Avis Budget Car Rental LLC, Tranche B
                                             Term Loan, 3/15/19                                   1,283,316
    2,900,000         3.25        BB+/Ba1     Chrysler Group LLC, Tranche B Term
                                             Loan, 12/29/18                                       2,891,457
      740,625         3.75         BB/Ba1    The Hertz Corp., Tranche B1 Term Loan,
                                             3/11/18                                                742,708
                                                                                             --------------
                                                                                             $    5,415,243
                                                                                             --------------
                                             Total Retailing                                 $    9,883,770
-----------------------------------------------------------------------------------------------------------
                                             Food & Staples Retailing -- 0.1%
                                             Food Distributors -- 0.0%+
      246,875         5.75           B/B1    AdvancePierre Foods, Inc., Term Loan
                                             (First Lien), 7/10/17                           $      248,031
-----------------------------------------------------------------------------------------------------------
                                             Food Retail -- 0.1%
      249,372         4.25         BB-/NR    Albertsons llc, Term B-1 Loan, 3/21/16          $      251,117
    1,257,870         4.75         BB-/NR    Albertsons LLC, Term B-2 Loan, 3/21/19               1,268,877
      481,871         3.50          B+/B1    Big Heart Pet Brands, Initial Term Loan,
                                             2/24/20                                                479,687
                                                                                             --------------
                                                                                             $    1,999,681
                                                                                             --------------
                                             Total Food & Staples Retailing                  $    2,247,712
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 91

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                             FOOD, BEVERAGE & TOBACCO -- 0.4%
                                             Distillers & Vintners -- 0.0%+
      992,500         2.75         BB+/NR    Constellation Brands, Inc., European Term
                                             B Loan, 4/29/20                                 $      997,374
-----------------------------------------------------------------------------------------------------------
                                             Agricultural Products -- 0.2%
    2,359,306         4.50           B/B1    Arysta Lifescience SPC LLC, Initial Term
                                             Loan (First Lien), 5/29/20                      $    2,371,102
    1,590,000         3.25       BBB-/Ba2    Darling International, Inc., Term B USD
                                             Loan, 12/19/20                                       1,593,458
                                                                                             --------------
                                                                                             $    3,964,560
-----------------------------------------------------------------------------------------------------------
                                             Packaged Foods & Meats -- 0.2%
    1,588,000         3.50         BB/Ba2    HJ Heinz Co., Term B2 Loan, 3/27/20             $    1,598,819
      874,626         3.75         BB/Ba2    JBS USA LLC, Initial Term Loan, 5/25/18                877,337
      194,442         4.25         B+/Ba3    Michael Foods Group, Inc., Term B
                                             Facility, 2/25/18                                      195,232
    1,326,600         3.25        BB-/Ba3    Pinnacle Foods Finance LLC, New Term
                                             Loan G, 4/29/20                                      1,322,217
                                                                                             $    3,993,605
                                                                                             --------------
                                             Total Food, Beverage & Tobacco                  $    8,955,539
-----------------------------------------------------------------------------------------------------------
                                             HOUSEHOLD & PERSONAL
                                             PRODUCTS -- 0.1%
                                             Household Products -- 0.0%+
      298,500         3.50         BB/Ba3    Spectrum Brands, Inc., Tranche C Term
                                             Loan, 8/13/19                                   $      299,432
-----------------------------------------------------------------------------------------------------------
                                             Personal Products -- 0.1%
      400,000         3.50        BB-/Ba3    NBTY, Inc., Term B-2 Loan, 10/1/17              $      401,650
      374,063         4.00         B+/Ba2    Revlon Consumer Products Corp.,
                                             Acquisition Term Loan, 8/19/19                         375,231
      976,136         3.25         NR/Ba2    Revlon Consumer Products Corp.,
                                             Replacement Term Loan 2014, 11/19/17                   976,848
                                                                                             $    1,753,729
                                                                                             --------------
                                             Total Household & Personal Products             $    2,053,161
-----------------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT
                                             & SERVICES -- 0.6%
                                             Health Care Equipment -- 0.1%
      919,830         3.25       BBB-/Ba2    Hologic, Inc., Refinancing Tranche B Term
                                             Loan, 8/1/19                                    $      917,530
      591,233         4.00        BB-/Ba3    Kinetic Concepts, Inc., Term DTL-E1
                                             loan, 5/4/18                                           593,712
                                                                                             --------------
                                                                                             $    1,511,242
-----------------------------------------------------------------------------------------------------------
                                             Health Care Supplies -- 0.0%+
      219,418         5.00         BB-/B1    Immucor, Inc., Term B-2 Loan, 8/19/18           $      220,790
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

92 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                             Health Care Services -- 0.2%
      328,915         7.25          NR/B1    BioScrip, Inc., Delayed Draw Term Loan,
                                             7/31/20                                         $      331,587
      548,191         7.25         BB-/B1    BioScrip, Inc., Initial Term B Loan,
                                             7/31/20                                                552,645
      600,000         4.00         B+/Ba3    BSN Medical GmbH & Co. KG, Facility
                                             B1A, 8/28/19                                           604,750
      740,625         4.00        BB-/Ba2    DaVita, Inc., Tranche B2 Term Loan, 8/1/19             746,047
    1,258,811         4.00          B+/B1    Envision Healthcare Corp., Initial Term
                                             Loan, 5/25/18                                        1,261,762
    1,492,500         2.23      BBB-/Baa3    Fresenius US Finance I, Inc., Tranche B
                                             Term Loan, 8/7/19                                    1,491,334
       66,656         7.75          B-/B2    inVentiv Health, Inc., Term B-3 Loan,
                                             5/15/18                                                 66,447
      343,901         4.50         B+/Ba3    Truven Health Analytics, Inc., New Tranche
                                             B Term Loan, 6/6/19                                    341,322
                                                                                             --------------
                                                                                             $    5,395,894
-----------------------------------------------------------------------------------------------------------
                                             Health Care Facilities -- 0.2%
       72,189         4.25         BB/Ba2    CHS, 2021 Term D Loan, 1/27/21                  $       72,888
      491,250         4.50          B/Ba3    IASIS Healthcare LLC, Term B-2 Loan,
                                             5/3/18                                                 493,783
      717,764         4.25         B+/Ba3    Kindred Healthcare, Inc., Term B-1 Loan,
                                             6/1/18                                                 719,558
      342,404         2.66        BB-/Ba1    LifePoint Hospitals, Inc., Incremental Term
                                             Loan B, 7/24/17                                        343,403
      493,762         7.00           B/B3    RegionalCare Hospital Partners, Inc., Term
                                             Loan (First Lien 2013), 11/4/18                        491,294
      236,016         3.75          NR/NR    Select Medical Corp., Series E Tranche B
                                             Term Loan, 6/1/18                                      238,075
      992,500         6.75          B-/B2    Steward Health Care System LLC, Term
                                             Loan, 4/10/20                                          991,880
                                                                                             --------------
                                                                                             $    3,350,881
-----------------------------------------------------------------------------------------------------------
                                             Health Care Technology -- 0.1%
      727,198         4.00         B+/Ba3    ConvaTec, Inc., Dollar Term Loan,
                                             12/22/16                                        $      729,470
    1,610,542         3.75        BB-/Ba3    Emdeon, Inc., Term B-2 Loan, 11/2/18                 1,613,729
                                                                                             --------------
                                                                                             $    2,343,199
                                                                                             --------------
                                             Total Health Care Equipment
                                             & Services                                      $   12,822,006
-----------------------------------------------------------------------------------------------------------
                                             PHARMACEUTICALS, BIOTECHNOLOGY
                                             & LIFE SCIENCES -- 0.5%
                                             Biotechnology -- 0.1%
    1,134,239         3.50        BB+/Ba3    Alkermes, Inc., 2019 Term Loan, 9/25/19         $    1,137,074
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 93

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                             Pharmaceuticals -- 0.4%
      500,000         3.25          NR/NR    Endo Luxembourg Finance I Company Sarl,
                                             Tranche B Term Loan (First Lien), 11/5/20       $      499,271
      525,000         0.00          NR/NR    Grifols Worldwide Operations USA, Inc.,
                                             U.S. Tranche B Term Loam, 4/1/21                       525,328
      305,000         0.00          NR/NR    JLL, Initial Dollar Term Loan, 1/23/21                 303,920
      975,000         3.50          NR/NR    Mallinckrodt International Finance SA,
                                             Initial Term B Loan, 3/6/21                            976,752
    1,475,815         0.00           B/B1    Par Pharmaceutical Companies, Inc.,
                                             Term B-2 Loan, 9/28/19                               1,480,027
      270,000         4.25          NR/NR    PharMEDium Healthcare Corp., Initial
                                             Term Loan (First Lien), 1/23/21                        270,844
    1,029,109         3.25      BBB-/Baa2    RPI Finance Trust, Term B-2 Term Loan,
                                             5/9/18                                               1,034,254
      632,807         3.25      BBB-/Baa2    RPI Finance Trust, Term B-3 Term Loan,
                                             11/9/18                                                635,971
      444,375         4.25         BB/Ba1    Salix Pharmaceuticals, Inc., Term Loan,
                                             12/17/19                                               448,958
      591,000         3.75         BB/Ba1    Valeant Pharmaceuticals International,
                                             Inc., Series C-2 Tranche B Term Loan,
                                             12/11/19                                               593,955
      246,250         3.75         BB/Ba1    Valeant Pharmaceuticals International,
                                             Inc., Series D2 Term Loan B, 2/13/19                   247,481
    1,517,291         3.75         BB/Ba1    Valeant Pharmaceuticals International,
                                             Inc., Series E1 Tranche B Term Loan,
                                             8/5/20                                               1,526,377
                                                                                             --------------
                                                                                             $    8,543,138
                                                                                             --------------
                                             Total Pharmaceuticals, Biotechnology
                                             & Life Sciences                                 $    9,680,212
-----------------------------------------------------------------------------------------------------------
                                             BANKS -- 0.1%
                                             Thrifts & Mortgage Finance -- 0.1%
    1,391,397         5.00          B+/B1    Ocwen Financial Corp., Initial Term Loan,
                                             1/15/18                                         $    1,399,502
                                                                                             --------------
                                             Total Banks                                     $    1,399,502
-----------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 0.3%
                                             Other Diversified
                                             Financial Services -- 0.2%
      460,557         3.50       BBB-/Ba2    AWAS Finance Luxembourg 2012 SA,
                                             Term Loan, 7/16/18                              $      462,860
    1,295,000         3.50          NR/NR    Delos Finance SARL, Tranche B Term
                                             Loan, 2/27/21                                        1,297,543
    1,628,776         4.50        BBB-/B1    Fly Funding II Sarl, Term Loan, 8/9/18               1,648,118
      496,250         5.00           B/B1    Livingston International, Inc., Initial Term
                                             B-1 Loan (First Lien), 4/18/19                         496,870
       98,939         5.25         BB/Ba3    WorldPay, Facility B2A Term Loan, 8/6/17               100,077
                                                                                             --------------
                                                                                             $    4,005,468
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

94 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                             Specialized Finance -- 0.1%
      972,563        5.75           NR/B1    Hyperion Insurance Group, Ltd., Term
                                             Loan, 10/4/19                                   $      971,347
    1,014,079        4.25            B/B1    Mirror BidCo Corp., New Incremental
                                             Term Loan, 12/18/19                                  1,015,980
      600,000        3.25          BB/Ba2    SBA Senior Finance II LLC, Incremental
                                             Tranche B-1- A Term Loan, 3/31/21                      598,875
                                                                                             --------------
                                                                                             $    2,586,202
                                                                                             --------------
                                             Total Diversified Financials                    $    6,591,670
-----------------------------------------------------------------------------------------------------------
                                             INSURANCE -- 0.1%
                                             Insurance Brokers -- 0.1%
    1,096,167        4.25           NR/B1    USI Insurance Services LLC, Term B
                                             Loan, 12/30/19                                  $    1,101,647
-----------------------------------------------------------------------------------------------------------
                                             Life & Health Insurance -- 0.0%+
      463,599        3.75          BB/Ba2    CNO Financial Group, Inc., Tranche B2
                                             Term Loan, 9/4/18                               $      465,338
-----------------------------------------------------------------------------------------------------------
                                             Multi-line Insurance -- 0.0%+
      243,940        4.25            B/B1    Alliant Holdings I, Inc., Initial Term
                                             Loan, 12/20/19                                  $      245,233
-----------------------------------------------------------------------------------------------------------
                                             Property & Casualty Insurance -- 0.0%+
      497,461        5.75           B-/B2    Confie seguros Holding II Co., Term B
                                             Loan (First Lien), 11/9/18                      $      498,083
                                                                                             --------------
                                             Total Insurance                                 $    2,310,301
-----------------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 0.1%
                                             Mortgage REIT -- 0.1%
    1,598,150        3.50         BB+/Ba3    Starwood Property Trust, Inc., Term Loan
                                             (First Lien), 4/17/20                           $    1,594,487
-----------------------------------------------------------------------------------------------------------
                                             Real Estate Services -- 0.0%+
      493,769        4.50           NR/B1    Altisource Solutions Sarl, Term B Loan,
                                             12/9/20                                         $      495,929
                                                                                             --------------
                                             Total Real Estate                               $    2,090,416
-----------------------------------------------------------------------------------------------------------
                                             SOFTWARE & SERVICES -- 0.3%
                                             Internet Software & Services -- 0.0%+
    1,000,000        3.50           NR/NR    Dealertrack Technologies, Inc., Term Loan,
                                             2/27/21                                         $    1,005,833
-----------------------------------------------------------------------------------------------------------
                                             IT Consulting & Other Services -- 0.1%
    1,630,088        3.75          BB/Ba3    Booz Allen Hamilton, Inc., Refinance
                                             Tranche B, 7/31/19                              $    1,637,220
      297,739        4.50           NR/B1    Deltek, Inc., Term Loan (First Lien),
                                             10/10/18                                               299,227
      230,000        4.50           B+/B1    PSAV Presentation Services, Tranche B
                                             Term Loan (First Lien), 1/24/21                        231,725
                                                                                             --------------
                                                                                             $    2,168,172
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 95

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                             Data Processing &
                                             Outsourced Services -- 0.0%+
      987,538         3.50       BBB-/Ba1    Genpact International, Inc., Term
                                             Loan, 8/30/19                                   $      992,223
-----------------------------------------------------------------------------------------------------------
                                             Application Software -- 0.1%
      472,625         4.25         BB-/B1    Epiq Systems, Inc., Term Loan, 8/27/20          $      473,807
       30,696         8.50          B-/B1    Expert Global Solutions, Inc., Term B
                                             Advance (First Lien), 4/3/18                            30,044
      747,500         3.50         BB-/B1    Verint Systems, Inc., Tranche B-2 Term
                                             Loan (First Lien), 9/6/19                              748,341
                                                                                             --------------
                                                                                             $    1,252,192
-----------------------------------------------------------------------------------------------------------
                                             Home Entertainment Software -- 0.1%
    1,350,000         0.00       BBB/Baa3    Activision Blizzard, Inc., Term Loan,
                                             7/26/20                                         $    1,351,894
                                                                                             --------------
                                             Total Software & Services                       $    6,770,314
-----------------------------------------------------------------------------------------------------------
                                             Technology Hardware
                                             & Equipment -- 0.1%
                                             Communications Equipment -- 0.0%+
      159,236         2.73        BB+/Ba2    Commscope, Inc., Tranche 3 Term Loan,
                                             1/21/17                                         $      159,833
      238,854         3.25        BB+/Ba2    Commscope, Inc., Tranche 4 Term Loan,
                                             1/14/18                                                240,272
                                                                                             --------------
                                                                                             $      400,105
-----------------------------------------------------------------------------------------------------------
                                             Electronic Components -- 0.1%
      646,750         3.25        BB/Baa2    Belden Finance 2013 LP, Initial Term
                                             Loan, 9/9/20                                    $      648,262
    1,400,000         6.25          NR/NR    FCI -- Fidji Luxembourg Bc4 Sarl , Term
                                             Loan, 12/19/20                                       1,410,500
                                                                                             --------------
                                                                                             $    2,058,762
                                                                                             --------------
                                             Total Technology Hardware
                                             & Equipment                                     $    2,458,867
-----------------------------------------------------------------------------------------------------------
                                             SEMICONDUCTORS &
                                             SEMICONDUCTOR EQUIPMENT -- 0.0%+
                                             Semiconductor Equipment -- 0.0%+
      126,184         4.50          NR/B1    Aeroflex, Inc., Tranche B-1 Term Loan,
                                             11/9/19                                         $      127,509
      531,443         3.25      BBB-/Baa2    Sensata Technologies BV, Term Loan,
                                             5/12/18                                                534,051
                                                                                             --------------
                                                                                             $      661,560
-----------------------------------------------------------------------------------------------------------
                                             Semiconductors -- 0.0%+
      131,461         3.25         BB+/NR    Microsemi Corp., Term Loan (First Lien),
                                             3/14/21                                         $      131,379
                                                                                             --------------
                                             Total Semiconductors &
                                             Semiconductor Equipment                         $      792,939
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

96 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                             TELECOMMUNICATION SERVICES -- 0.3%
                                             Integrated Telecommunication
                                             Services -- 0.3%
    1,243,750         4.00        BB-/Ba3    Cincinnati Bell, Inc., Tranche B Term Loan,
                                             9/10/20                                         $    1,245,927
    1,002,425         2.66      BBB-/Baa3    tw telecom holdings, inc., Term Loan B
                                             Loan, 4/17/20                                        1,005,976
    1,143,359         3.25          BB/B1    West Corp., B-10 Term Loan (First Lien),
                                             6/30/18                                              1,138,446
    1,038,364         3.50        BB+/Ba2    Windstream Corp., Tranche B-4 Term
                                             Loan, 1/8/20                                         1,038,580
      714,148         3.50        BB+/Ba2    Windstream Corp., Tranche B-5 Term
                                             Loan, 8/8/19                                           717,049
                                                                                             --------------
                                                                                             $    5,145,978
-----------------------------------------------------------------------------------------------------------
                                             Wireless Telecommunication
                                             Services -- 0.0%+
       61,875         3.25          NR/NR    Cellular South, Inc., Term Loan B, 5/23/20      $       61,798
      727,141         4.00         BB-/B1    Syniverse Holdings, Inc., Tranche B Term
                                              Loan, 4/23/19                                         729,262
                                                                                             --------------
                                                                                             $      791,060
                                                                                             --------------
                                             Total Telecommunication Services                $    5,937,038
-----------------------------------------------------------------------------------------------------------
                                             UTILITIES -- 0.5%
                                             Electric Utilities -- 0.2%
    3,150,000         4.75          NR/NR    Atlantic Power LP, Term Loan, 2/20/21           $    3,161,812
    1,191,000         3.00         BB/Ba3    Calpine Construction Finance Co. LP, Term
                                             B-1 Loan, 5/3/20                                     1,172,922
                                                                                             --------------
                                                                                             $    4,334,734
-----------------------------------------------------------------------------------------------------------
                                             Independent Power Producers
                                             & Energy Traders -- 0.3%
      764,146         3.75        BB+/Ba1    AES Corp. Virginia, 2013 Other Term
                                             Loan, 6/1/18                                    $      768,179
      764,054         4.00         BB-/B1    Calpine Corp., Term Loan, 9/27/19                      767,397
      458,077         4.00         BB-/B1    Dynegy, Inc., Tranche B-2 Term Loan,
                                             4/23/20                                                460,449
    1,179,402         2.75       BB+/Baa3    NRG Energy, Inc., Term Loan (2013),
                                             7/1/18                                               1,171,073
    1,592,028         3.75        BB+/Ba1    NSG Holdings LLC, New Term Loan,
                                             12/11/19                                             1,597,999
      825,730         3.50        BB+/Ba2    Ruby Western Pipeline Holdings LLC,
                                             Term Loan, 3/27/20                                     825,988
                                                                                             --------------
                                                                                             $    5,591,085
                                                                                             --------------
                                             Total Utilities                                 $    9,925,819
-----------------------------------------------------------------------------------------------------------
                                             TOTAL SENIOR FLOATING
                                             RATE LOAN INTERESTS
                                             (Cost $182,506,157)                             $  182,873,043
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 97

-----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (b)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                                     Value
-----------------------------------------------------------------------------------------------------------
                                             TEMPORARY CASH INVESTMENTS -- 1.8%
                                             Certificates of Deposit -- 1.8%
    6,170,000                       NR/NR    Bank of Nova Scotia, Floating Rate Note,
                                             4/17/14 (c)                                     $    6,169,754
   10,000,000         0.10          NR/NR    Bank of Tokyo-Mitsubishi UFJ, Floating
                                             Rate Note, 4/3/14                                    9,999,942
    5,140,000                       NR/NR    National Australia Bank, Ltd., Floating
                                             Rate Note, 4/1/14 (c)                                5,140,000
    1,980,000                       NR/NR    National Rural Utilities Cooperative
                                             Finance Corp., Floating Rate Note,
                                             4/1/14 (c)                                           1,980,000
    2,925,000         0.49           A/A2    National Rural Utilities Cooperative
                                             Finance Corp., Floating Rate Note, 4/4/14            2,925,026
    1,000,000         0.65         NR/Aa3    Sumitomo Mitsui Banking Corp. New York,
                                             Floating Rate Note, 4/1/15                           1,002,817
    1,000,000         0.41        AA-/Aa3    Svenska Handelsbanken New York NY,
                                             Floating Rate Note, 11/17/14                         1,000,562
    1,500,000         0.40        AA-/Aa3    Svenska Handelsbanken New York NY,
                                             Floating Rate Note, 12/19/14                         1,500,912
    3,450,000         1.04          NR/NR    Svenska Handelsbanken New York NY,
                                             Floating Rate Note, 7/17/14                          3,450,269
    1,700,000         0.22          NR/NR    The Toronto-Dominion Bank New York,
                                             Floating Rate Note, 11/14/14                         1,700,219
    1,800,000         0.18          NR/NR    Wells Fargo Bank NA, Floating Rate
                                             Note, 6/16/14                                        1,800,086
                                                                                             --------------
                                                                                             $   36,669,587
-----------------------------------------------------------------------------------------------------------
                                             TOTAL TEMPORARY CASH INVESTMENTS
                                             (Cost $36,670,703)                              $   36,669,587
-----------------------------------------------------------------------------------------------------------
                                             TOTAL INVESTMENT IN SECURITIES -- 96.2%
                                             (Cost $1,981,364,658) (a)                       $1,987,782,704
-----------------------------------------------------------------------------------------------------------
                                             OTHER ASSETS & LIABILITIES -- 3.8%              $   78,415,574
-----------------------------------------------------------------------------------------------------------
                                             TOTAL NET ASSETS -- 100.0%                      $2,066,198,278
===========================================================================================================

+           Rounds to less than 0.1%.

NR          Not rated by either S&P or Moody's.

WR          Withdrawn rating.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2014, the value of these securities amounted to $487,990,737 or 23.6% of total net assets.

REIT        Real Estate Investment Trust.

REMIC       Real Estate Mortgage Investment Conduits.

The accompanying notes are an integral part of these financial statements.

98 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

(Cat Bond) Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At March 31, 2014, the net unrealized appreciation on investments based on cost for federal income tax purposes of $1,986,401,424 was as follows:

             Aggregate gross unrealized appreciation for all investments
               in which there is an excess of value over tax cost                 $ 4,976,002

             Aggregate gross unrealized depreciation for all investments in
               which there is an excess of tax cost over value                     (3,594,722)
                                                                                  -----------
             Net unrealized appreciation                                          $ 1,381,280
                                                                                  ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c) Security issued with a zero coupon. Income is recognized through accretion of discount.

(d)  Security is in default and is non-income producing.

Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2014 aggregated $1,538,647,125 and $747,155,696, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

      Level 1 - quoted prices in active markets for identical securities.

      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

      Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker dealers) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of March 31, 2014, in valuing the Fund's assets:

----------------------------------------------------------------------------------------
                                       Level 1   Level 2         Level 3  Total
----------------------------------------------------------------------------------------
Asset Backed Securities                $  --     $  433,691,094  $  --    $  433,691,094
Collateralized Mortgage Obligations       --        637,175,591     --       637,175,591
Corporate Bonds                           --        518,621,411     --       518,621,411
U.S. Government and
 Agency Obligations                       --        106,025,326     --       106,025,326
Foreign Government Bonds                  --          2,904,443     --         2,904,443
Municipal Bonds                           --         69,820,821     --        69,820,821
Senior Floating Rate Loan Interests       --        182,873,043     --       182,873,043
Certificates of Deposit                   --         36,669,586     --        36,669,586
----------------------------------------------------------------------------------------
Total                                  $  --     $1,987,781,315  $  --    $1,987,781,315
========================================================================================

During the year ended March 31, 2014, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 99

Statement of Assets and Liabilities | 3/31/14

ASSETS:
  Investment in securities (cost $1,981,364,658)                 $1,987,782,704
  Cash                                                               76,508,660
  Receivables --
     Investment securities sold                                       8,020,419
     Fund shares sold                                                26,099,731
     Interest                                                         3,468,132
  Prepaid expenses                                                       96,481
--------------------------------------------------------------------------------
         Total assets                                            $2,101,976,127
--------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Investment securities purchased                             $   19,073,078
     Fund shares repurchased                                         15,876,683
     Dividends                                                          257,907
  Due to affiliates                                                     374,859
  Accrued expenses                                                      195,322
--------------------------------------------------------------------------------
        Total liabilities                                        $   35,777,849
--------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                $2,064,740,535
  Distributions in excess of net investment income                   (3,720,388)
  Accumulated net realized loss on investments                       (1,239,915)
  Net unrealized appreciation on investments                          6,418,046
--------------------------------------------------------------------------------
        Total net assets                                         $2,066,198,278
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $570,467,831/56,663,552 shares)              $        10.07
  Class C (based on $575,456,997/57,235,613 shares)              $        10.05
  Class C2 (based on $3,698,723/367,878 shares)                  $        10.05
  Class K (based on $9,981/991 shares)                           $        10.07
  Class Y (based on $912,810,407/90,625,247 shares)              $        10.07
  Class Z (based on $3,754,339/373,551 shares)                   $        10.05
MAXIMUM OFFERING PRICE:
  Class A ($10.07 (divided by) 97.5%)                            $        10.33
================================================================================

The accompanying notes are an integral part of these financial statements.

100 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

Statement of Operations

For the Year Ended 3/31/14

INVESTMENT INCOME:
  Interest                                                          $26,580,861
---------------------------------------------------------------------------------------------
        Total investment income                                                  $26,580,861
---------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                   $ 5,507,330
  Transfer agent fees and expenses
     Class A                                                             29,650
     Class C                                                             25,828
     Class C2                                                                53
     Class Y                                                              6,722
     Class Z                                                                 85
  Distribution fees
     Class A                                                            923,813
     Class C                                                          2,148,403
     Class C2                                                             5,823
  Shareholder communication expense                                   1,176,857
  Administrative reimbursement                                          500,455
  Custodian fees                                                        167,660
  Registration fees                                                     364,940
  Professional fees                                                     113,786
  Printing expense                                                       45,559
  Fees and expenses of nonaffiliated Trustees                            59,322
  Miscellaneous                                                         359,029
---------------------------------------------------------------------------------------------
     Total expenses                                                              $11,435,315
---------------------------------------------------------------------------------------------
        Net investment income                                                    $15,145,546
---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments                                               $   149,211
  Change in net unrealized appreciation on investments                           $  (606,840)
---------------------------------------------------------------------------------------------
  Net loss on investments                                                        $  (457,629)
---------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                           $14,687,917
=============================================================================================

The accompanying notes are an integral part of these financial statements.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 101

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                               Year Ended          Year Ended
                                                               3/31/14             3/31/13
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                          $    15,145,546     $    6,664,001
Net realized gain on investments                                       149,211             57,794
Change in net unrealized appreciation on investments                  (606,840)         6,603,179
--------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations     $    14,687,917     $   13,324,974
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.10 and $0.15 per share, respectively)        $    (4,647,335)    $   (2,922,161)
      Class C ($0.07 and $0.11 per share, respectively)             (3,091,044)        (1,648,303)
      Class C2 ($0.05 and $0.00 per share, respectively)                (8,210)                --
      Class K ($0.13 and $0.05 per share, respectively)                   (125)               (54)
      Class Y ($0.12 and $0.17 per share, respectively)             (9,018,695)        (5,907,023)
      Class Z ($0.13 and $0.00 per share, respectively)                (18,529)                --
--------------------------------------------------------------------------------------------------
         Total distributions to shareowners                    $   (16,783,938)    $  (10,477,541)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                               $ 2,307,738,408     $1,778,506,536
Reinvestment of distributions                                       13,876,376          8,481,507
Cost of shares repurchased                                      (1,574,244,421)      (628,246,664)
--------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         Fund share transactions                               $   747,370,363     $1,158,741,379
--------------------------------------------------------------------------------------------------
      Net increase in net assets                               $   745,274,342     $1,161,588,812
NET ASSETS:
Beginning of period                                              1,320,923,936        159,335,124
--------------------------------------------------------------------------------------------------
End of period                                                  $ 2,066,198,278     $1,320,923,936
--------------------------------------------------------------------------------------------------
Distributions in excess of net investment income               $    (3,720,388)    $   (2,855,856)
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

102 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

------------------------------------------------------------------------------------------------
                                 `14 Shares    `14 Amount         `13 Shares    `13 Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                       62,652,176   $   630,767,493     51,554,654   $   519,046,315
Reinvestment of distributions        427,543         4,303,233        267,063         2,690,174
Less shares repurchased          (44,233,206)     (445,365,813)   (18,809,955)     (189,556,502)
------------------------------------------------------------------------------------------------
      Net increase                18,846,513   $   189,704,913     33,011,762   $   332,179,987
================================================================================================
Class C
Shares sold                       56,870,669   $   571,857,990     43,411,358   $   436,864,772
Reinvestment of distributions        303,017         3,046,361        154,379         1,554,742
Less shares repurchased          (32,788,054)     (329,711,220)   (11,878,112)     (119,597,629)
------------------------------------------------------------------------------------------------
      Net increase                24,385,632   $   245,193,131     31,687,625   $   318,821,885
================================================================================================
Class C2*
Shares sold                          375,767   $     3,776,660             --   $            --
Reinvestment of distributions            649             6,519             --                --
Less shares repurchased               (8,538)          (85,763)            --                --
------------------------------------------------------------------------------------------------
      Net increase                   367,878   $     3,697,416             --   $            --
================================================================================================
Class K
Shares sold                               --   $            --            991   $        10,000
Reinvestment of distributions             --                --             --                --
Less shares repurchased                   --                --             --                --
------------------------------------------------------------------------------------------------
      Net increase                        --   $            --            991   $        10,000
================================================================================================
Class Y
Shares sold                      108,933,560   $ 1,097,365,036     81,639,780   $   822,585,449
Reinvestment of distributions        645,480         6,501,765        420,137         4,236,591
Less shares repurchased          (79,299,296)     (798,846,719)   (31,638,154)     (319,092,533)
------------------------------------------------------------------------------------------------
      Net increase                30,279,744   $   305,020,082     50,421,763   $   507,729,507
================================================================================================
Class Z**
Shares sold                          395,076   $     3,971,229             --   $            --
Reinvestment of distributions          1,840            18,498             --                --
Less shares repurchased              (23,365)         (234,906)            --                --
------------------------------------------------------------------------------------------------
      Net increase                   373,551   $     3,754,821             --   $            --
================================================================================================

*  Class C2 shares were first publicly offered on August 2, 2013.

** Class Z shares were first publicly offered on April 2, 2013.

The accompanying notes are an integral part of these financial statements.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 103

Financial Highlights

--------------------------------------------------------------------------------------------------------------------------------
                                                                              Year              Year
                                                                              Ended             Ended             5/2/11
                                                                              3/31/14           3/31/13           to 3/31/12 (a)
--------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                          $  10.08          $  10.02          $ 10.00
--------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                                      $   0.10          $   0.13          $  0.12
   Net realized and unrealized gain (loss) on investments                        (0.01)             0.08             0.03
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations                         $   0.09          $   0.21          $  0.15
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                                      $  (0.10)         $  (0.15)         $ (0.13)
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net asset value                                               $  (0.01)         $   0.06          $  0.02
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                $  10.07          $  10.08          $ 10.02
================================================================================================================================
Total return*                                                                     0.92%             2.14%            1.48%(b)
Ratio of net expenses to average net assets                                       0.66%             0.72%            0.90%**
Ratio of net investment income to average net assets                              0.93%             0.94%            1.45%**
Portfolio turnover rate                                                             47%              101%              51%
Net assets, end of period (in thousands)                                      $570,468          $381,267          $48,160
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                                 0.66%             0.72%            1.03%**
   Net investment income                                                          0.93%             0.94%            1.32%**
================================================================================================================================

(a)  Class A shares were first publicly offered on May 2, 2011.

(b)  Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

104 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

--------------------------------------------------------------------------------------------------------------------------------
                                                                              Year              Year
                                                                              Ended             Ended             5/2/11
                                                                              3/31/14           3/31/13           to 3/31/12 (a)
--------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                          $  10.07          $  10.02          $ 10.00
--------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                                      $   0.08          $   0.09          $  0.05
   Net realized and unrealized gain (loss) on investments                        (0.03)             0.07             0.03
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations                         $   0.05          $   0.16          $  0.08
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                                      $  (0.07)         $  (0.11)         $ (0.06)
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net asset value                                               $  (0.02)         $   0.05          $  0.02
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                $  10.05          $  10.07          $ 10.02
================================================================================================================================
Total return*                                                                     0.54%             1.61%            0.82%(b)
Ratio of net expenses to average net assets                                       0.97%             1.03%            1.75%**
Ratio of net investment income to average net assets                              0.62%             0.63%            0.52%**
Portfolio turnover rate                                                             47%              101%              51%
Net assets, end of period (in thousands)                                      $575,457          $330,828          $11,643
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                                 0.97%             1.03%            1.87%**
   Net investment income                                                          0.62%             0.63%            0.40%**
================================================================================================================================

(a)  Class C shares were first publicly offered on May 2, 2011.

(b)  Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 105

-------------------------------------------------------------------------------------------
                                                                                8/2/13 (a)
                                                                                to 3/31/14
-------------------------------------------------------------------------------------------
Class C2
Net asset value, beginning of period                                            $ 10.04
-------------------------------------------------------------------------------------------
Increase from investment operations:
  Net investment income                                                         $  0.07
  Net realized and unrealized gain (loss) on investments                          (0.01)
-------------------------------------------------------------------------------------------
Net increase in net assets from investment operations                           $  0.06
-------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                          $ (0.05)
-------------------------------------------------------------------------------------------
Net decrease in net asset value                                                 $  0.01
-------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $ 10.05
===========================================================================================
Total return*                                                                      0.56%(b)
Ratio of net expenses to average net assets                                        0.99%**
Ratio of net investment income to average net assets                               0.68%**
Portfolio turnover rate                                                              47%
Net assets, end of period (in thousands)                                        $ 3,699
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Total expenses                                                                    0.99%**
 Net investment income                                                             0.68%**
===========================================================================================

(a)  Class C2 shares were first publicly offered on August 2, 2013.

(b)  Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

106 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

-----------------------------------------------------------------------------------------------------------
                                                                                Year
                                                                                Ended        12/21/12
                                                                                3/31/14      to 3/31/13 (a)
-----------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                                            $ 10.08      $ 10.09
-----------------------------------------------------------------------------------------------------------
Increase from investment operations:
  Net investment income                                                         $  0.12      $  0.03
  Net realized and unrealized gain (loss) on investments                          (0.00)(c)     0.01
-----------------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations                           $  0.12      $  0.04
-----------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                         $ (0.13)     $ (0.05)
-----------------------------------------------------------------------------------------------------------
Net decrease in net asset value                                                 $ (0.01)     $ (0.01)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $ 10.07      $ 10.08
===========================================================================================================
Total return*                                                                      1.16%        0.43%(b)
Ratio of net expenses to average net assets                                        0.41%        0.53%**
Ratio of net investment income to average net assets                               1.19%        1.25%**
Portfolio turnover rate                                                              47%         101%
Net assets, end of period (in thousands)                                        $    10      $    10
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses                                                                   0.41%        0.53%**
  Net investment income                                                            1.19%        1.25%**
===========================================================================================================

(a)  Class K shares were first publicly offered on December 21, 2012.

(b)  Not annualized.

(c)  Amount rounds to less than 0.1 per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 107

-----------------------------------------------------------------------------------------------------------
                                                                   Year         Year
                                                                   Ended        Ended        5/2/11
                                                                   3/31/14      3/31/13      to 3/31/12 (a)
-----------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                               $  10.09     $  10.03     $ 10.00
-----------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                           $   0.12     $   0.14     $  0.14
   Net realized and unrealized gain (loss) on investments             (0.02)        0.09        0.04
-----------------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations              $   0.10     $   0.23     $  0.18
-----------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                           $  (0.12)    $  (0.17)    $ (0.15)
-----------------------------------------------------------------------------------------------------------
Net increase in net asset value                                    $  (0.02)    $   0.06     $  0.03
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  10.07     $  10.09     $ 10.03
===========================================================================================================
Total return*                                                          0.99%        2.35%       1.79%(b)
Ratio of net expenses to average net assets                            0.54%        0.55%       0.67%**
Ratio of net investment income to average net assets                   1.05%        1.11%       1.72%**
Portfolio turnover rate                                                  47%         101%         51%
Net assets, end of period (in thousands)                           $912,810     $608,818     $99,533
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                      0.54%        0.55%       0.80%**
   Net investment income                                               1.05%        1.11%       1.59%**
===========================================================================================================

(a)  Class Y shares were first publicly offered on May 2, 2011.

(b)  Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

108 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

-------------------------------------------------------------------------------------------
                                                                                4/2/13 (a)
                                                                                to 3/31/14
-------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                                            $ 10.08
-------------------------------------------------------------------------------------------
Increase from investment operations:
  Net investment income                                                         $  0.14
  Net realized and unrealized gain (loss) on investments                          (0.04)
-------------------------------------------------------------------------------------------
Net increase in net assets from investment operations                           $  0.10
-------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                           (0.13)
-------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                      $ (0.03)
-------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $ 10.05
===========================================================================================
Total return*                                                                      1.00%(b)
Ratio of net expenses to average net assets                                        0.60%**
Ratio of net investment income to average net assets                               0.99%**
Portfolio turnover rate                                                              47%
Net assets, end of period (in thousands)                                        $ 3,754
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses                                                                   0.60%**
  Net investment income                                                            0.99%**
===========================================================================================

(a)  Class Z shares were first publicly offered on April 2, 2013.

(b)  Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 109

Notes to Financial Statements | 3/31/14

1. Organization and Significant Accounting Policies

Pioneer Multi-Asset Ultrashort Income Fund (formerly known as Pioneer Multi-Asset Floating Rate Fund) (the Fund) is one of three portfolios comprising Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal. Prior to December 1, 2013, the investment objective of the Fund was to seek a high level of current income. Capital appreciation was a secondary objective, effective December 1, 2013.

The Fund offers six classes of shares designated as Class A, Class C, Class C2, Class K, Class Y and Class Z shares. Class A, Class C and Class Y shares were first publicly offered on May 2, 2011. Class K shares were first publicly offered on December 21, 2012. Class Z shares are offered effective April 2, 2013. Class C2 shares are offered effective August 2, 2013. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K, Class Y, or Class Z shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

110 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

     Securities or senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIMs fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 111

     At March 31, 2014, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker dealers).

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates. Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized appreciation or depreciation on investments.

C.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Fund's financial statements. The Fund records realized gain and loss at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

112 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2014 the Fund had not accrued any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years are subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At March 31, 2014, the Fund reclassified $773,860 to decrease distributions in excess of net investment income and $773,860 to increase accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     At March 31, 2014, the Fund was permitted to carry forward indefinitely $1,239,497 of short-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

     The tax character of distributions paid during the year ended March 31, 2014 and March 31, 2013 was as follows:

     -----------------------------------------------------------------------------
                                                              2014            2013
     -----------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                   $16,783,938     $10,477,541
     -----------------------------------------------------------------------------
        Total                                          $16,783,938     $10,477,541
     =============================================================================

     The following shows the components of distributable earnings on a federal income tax basis at March 31, 2014:

     ----------------------------------------------------------------------------
                                                                          2014
     ----------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                   $ 1,573,867
     Capital loss carryforward                                        (1,239,497)
     Dividends payable                                                  (257,907)
     Unrealized appreciation                                           1,381,280
     ----------------------------------------------------------------------------
          Total                                                      $ 1,457,743
     ============================================================================


        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 113

     The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds and the tax treatment of premium and amortization.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $17,470 in underwriting commissions on the sale of Class A shares during the year ended March 31, 2014.

F.   Class Allocations

     Income, common expenses, and realized and unrealized appreciation and depreciation are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class C2 shares of the Fund, respectively (see Note 4). Class K, Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C, Class C2, Class K, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

G.   Risks

     When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and the issuers' inability to meet their debt obligations. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

114 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

H.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuations in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market and counterparty risks and interest rate risk and currency exchange rate risk, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. There were no open futures contracts for the year ended March 31, 2014.

I.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.35% of the Fund's average daily net assets up to $1 billion and 0.30% on assets over $1 billion. Prior to January 1, 2012, the Fund paid management fees calculated at the annual rate of 0.40% of the Fund's average daily net assets up to $1 billion and 0.35% on assets over $1 billion. For the year ended March 31, 2014, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.33% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.85%, 1.15%, 1.15% and 0.65% of the average daily net assets attributable to Class A, Class C, Class C2 and Class Y shares, respectively. Fees waived and expenses reimbursed during the year ended

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 115

March 31, 2014 are reflected on the Statement of Operations. These expense limitations are in effect through August 1, 2014 for Class A, Class C and Class Y shares and August 1, 2015 for Class C2 shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $90,869 in management fees, administrative costs and certain other reimbursements payable to PIM at March 31, 2014.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended March 31, 2014, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                              $  145,375
 Class C                                                                 148,426
 Class C2                                                                    674
 Class Y                                                                 879,881
 Class Z                                                                   2,501
--------------------------------------------------------------------------------
     Total:                                                           $1,176,857
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $239,865 in transfer agent fees and out-of-pocket reimbursements payable from PIMSS at March 31, 2014.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class C2 shares. Pursuant to the Plan, the Fund pays PFD 0.20% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 0.50% of the average daily net assets attributable to Class C and Class C2 shares. The fee for Class C and Class C2 shares consists of a 0.25% service fee and a 0.25% distribution fee paid as compensation for personal

116 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 services and/or account maintenance services or distribution services with regard to Class C and Class C2 shares. Prior to July 1, 2012, the Fund paid PFD 0.25% of the average daily net assets attributable to Class A shares and 1.00% of the average daily net assets attributable to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $44,125 in distribution fees payable to PFD at March 31, 2014.

In addition, redemptions of each class of shares (except Class K, Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. For Class C shares purchased prior to July 1, 2012 and Class C2 shares redemptions of shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. For Class C shares purchased on or after July 1, 2012, no contingent deferred sales charge is charged. There is no CDSC for Class K, Class Y and Class Z shares. Proceeds from the CDSCs are paid to PFD. For the year ended March 31, 2014, CDSCs of $152,510 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS, which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended March 31, 2014, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 12, 2014 was in the amount of $215 million. As of February 12, 2014, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% (0.85% as of February 12, 2014) on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended March 31, 2014, the Fund had no borrowings under the credit facility.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 117

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust X and the Shareowners of Pioneer Multi-Asset Ultrashort Income Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Multi-Asset Ultrashort Income Fund (the "Fund") (one of the portfolios constituting Pioneer Series Trust X) as of March 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Multi-Asset Ultrashort Income Fund at March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
May 22, 2014

118 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 60.81%.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 119

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Multi-Asset Ultrashort Income Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2013 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2013, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2013 and September 2013. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, and November, 2013 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at regularly scheduled meetings.

At a meeting held on November 12, 2013, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment

120 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 management services to the Fund. They also reviewed the amount of non-
Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees review the Fund's performance on a regular basis, based on analysis and data prepared by PIM for this purpose and discuss performance issues with PIM on an ongoing basis. For purposes of their contract renewal deliberations, the Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the first quintile of its Morningstar category for the one year period ended June 30, 2013. The Trustees also considered that the Fund's yield (for the twelve months ended June 30, 2013) exceeded the yield of the Fund's benchmark index for the same period. The Trustees noted the discussions held throughout the year regarding the Fund's performance and confirmed that those discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 121

Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2013 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level.

The Trustees considered that the expense ratio of the Fund's Class A shares for the twelve months ended June 30, 2013 was in the third quintile relative to both its Morningstar peer group and its Strategic Insight peer group, in each case for the comparable period. The Trustees also considered that the expense ratio of the Fund's Class Y shares for the twelve months ended June 30, 2013 was in the fourth quintile relative to both its Morningstar peer group and its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund, and noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund

122 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a fund-by-fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Fund. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 123 relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

124 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a Trustee of each of the 55 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as Trustee of 50 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 125

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                    Term of Office and                                                      Other Directorships
Position Held with the Fund      Length of Service            Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (63)             Trustee since 2011.          Private investor (2004-2008 and            Director, Broadridge
Chairman of the Board            Serves until a successor     2013-present); Chairman (2008 - 2013)      Financial Solutions,
and Trustee                      trustee is elected or        and Chief Executive Officer (2008 -        Inc. (investor
                                 earlier                      2012), Quadriserv, Inc. (technology        communications and
                                 retirement or removal.       products for securities lending            securities processing
                                                              industry); and Senior Executive Vice       provider for financial
                                                              President, The Bank of New York            services industry) (2009
                                                              (financial and securities services) (1986  - present); Director,
                                                              - 2004)                                    Quadriserv, Inc. (2005 -
                                                                                                         2013); and Commissioner,
                                                                                                         New Jersey State Civil
                                                                                                         Service Commission (2011
                                                                                                         - present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (70)               Trustee since 2011.          Managing Partner, Federal City Capital     Director of Enterprise
Trustee                          Serves until a successor     Advisors (corporate advisory services      Community Investment,
                                 trustee is elected or        company) (1997 - 2004 and 2008 -           Inc. (privately held
                                 earlier                      present); Interim Chief Executive          affordable housing
                                 retirement or removal.       Officer, Oxford Analytica, Inc.            finance company) (1985 -
                                                              (privately held research and consulting    2010); Director of
                                                              company) (2010); Executive Vice            Oxford Analytica, Inc.
                                                              President and Chief Financial Officer,     (2008 - present);
                                                              I-trax, Inc. (publicly traded health       Director of The Swiss
                                                              care services company) (2004 - 2007);      Helvetia Fund, Inc.
                                                              and Executive Vice President and Chief     (closed-end fund) (2010
                                                              Financial Officer, Pedestal Inc.           - present); and Director
                                                              (internet-based mortgage trading           of New York Mortgage
                                                              company) (2000 - 2002)                     Trust (publicly traded
                                                                                                         mortgage REIT) (2004 -
                                                                                                         2009, 2012 - present)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (69)        Trustee since 2011.          William Joseph Maier Professor of          Trustee, Mellon
Trustee                          Serves until a successor     Political Economy, Harvard University      Institutional Funds
                                 trustee is elected or        (1972 - present)                           Investment Trust and
                                 earlier                                                                 Mellon Institutional
                                 retirement or removal.                                                  Funds Master Portfolio
                                                                                                         (oversaw 17 portfolios
                                                                                                         in fund complex)
                                                                                                         (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

126 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                         Other Directorships
Position Held with the Fund     Length of Service               Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (66)       Trustee since 2011.             Founding Director, Vice President and      None
Trustee                         Serves until a successor        Corporate Secretary, The Winthrop Group,
                                trustee is elected or earlier   Inc. (consulting firm) (1982 - present);
                                retirement or removal.          Desautels Faculty of Management, McGill
                                                                University (1999 - present); and Manager
                                                                of Research Operations and
                                                                Organizational Learning, Xerox PARC,
                                                                Xerox's advance research center
                                                                (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marc O. Mayer (56)+             Trustee since 2014.             Founding Partner and Chief Executive       Trustee, Alliance
Trustee                         Serves until a successor        Officer, Alignment Financial Services      Bernstein Mutual Funds
                                trustee is elected or earlier   (investment management) (2013- present);   (oversaw 92 funds in
                                retirement or removal.          Chief Executive Officer and Director, GMO  fund complex)
                                                                LLC (investment management) (2009-2011);   (2003-2008); Board of
                                                                Executive Vice President, Alliance         Overseers, Columbia
                                                                Bernstein LP (investment management)       Business School
                                                                (2000-2009); and Executive Vice            (2010-present); and
                                                                President and Director, Sanford C.         Director, Alpha Parity
                                                                Bernstein & Co., LLC (investment           LLC (hedge fund)
                                                                management) (1989-2000)                    (2013-present)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (65)        Trustee since 2011.             President and Chief Executive Officer,     Director of New America
Trustee                         Serves until a successor        Newbury, Piret & Company, Inc.             High Income Fund, Inc.
                                trustee is elected or earlier   (investment banking firm) (1981 -          (closed-end investment
                                retirement or removal.          present)                                   company) (2004 -
                                                                                                           present); and member,
                                                                                                           Board of Governors,
                                                                                                           Investment Company
                                                                                                           Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (85)            Trustee since 2011.             Senior Counsel, Sullivan & Cromwell LLP    Director, The Swiss
Trustee                         Serves until a successor        (law firm) (1998 - present); and Partner,  Helvetia Fund, Inc.
                                trustee is elected or earlier   Sullivan & Cromwell LLP (prior to 1998)    (closed-end investment
                                retirement or removal.                                                     company) (1995 - 2012);
                                                                                                           and Director, Invesco,
                                                                                                           Ltd. (formerly AMVESCAP,
                                                                                                           PLC) (investment
                                                                                                           manager) (1997-2005)
------------------------------------------------------------------------------------------------------------------------------------

+  Mr. Mayer resigned as a Trustee of the Pioneer Funds effective May 6, 2014.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 127

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                         Other Directorships
Position Held with the Fund     Length of Service               Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (55)*       Trustee since 2011.             Chairman (2013 - present), Director, CEO   None
Trustee, President and          Serves until a successor        and President of PIM-USA (since February
Chief Executive Officer         trustee is elected or           2007); Chairman (2013 - present),
of the Fund                     earlier retirement or           Director and President of Pioneer and
                                removal.                        Pioneer Institutional Asset Management,
                                                                Inc. (since February 2007); Executive
                                                                Vice President of all of the Pioneer
                                                                Funds (2007 - 2013); Director of PGAM
                                                                (2007 - 2010); Head of New Europe
                                                                Division, PGAM (2000 - 2005); and Head
                                                                of New Markets Division, PGAM (2005 -
                                                                2007)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (55)*         Trustee since 2014.             Director and Executive Vice President      None
Trustee                         Serves until a successor        (since 2008) and Chief Investment
                                trustee is elected or earlier   Officer, U.S. (since 2010), of PIM-USA;
                                retirement or removal.          Executive Vice President of Pioneer
                                                                (since 2008); Executive Vice President
                                                                of Pioneer Institutional Asset
                                                                Management, Inc. (since 2009); Portfolio
                                                                Manager of Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Kingsbury and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

128 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                        Other Directorships
Position Held with the Fund     Length of Service             Principal Occupation                        Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Mark D. Goodwin (49)            Since 2014. Serves            Executive Vice President and Chief          None
Executive Vice President        at the discretion of          Operating Officer of Pioneer since 2005
                                the Board.                    and Executive Vice President of all the
                                                              Pioneer funds since 2014
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (49)      Since 2011. Serves            Vice President and Associate General        None
Secretary and Chief             at the discretion of          Counsel of Pioneer since January 2008;
Legal Officer                   the Board.                    Secretary and Chief Legal Officer of all
                                                              of the Pioneer Funds since June 2010;
                                                              Assistant Secretary of all of the
                                                              Pioneer Funds from September 2003 to May
                                                              2010; and Vice President and Senior
                                                              Counsel of Pioneer from July 2002 to
                                                              December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (53)          Since 2011. Serves            Fund Governance Director of Pioneer         None
Assistant Secretary             at the discretion of          since December 2006 and Assistant
                                the Board.                    Secretary of all the Pioneer Funds since
                                                              June 2010; Manager - Fund Governance of
                                                              Pioneer from December 2003 to November
                                                              2006; and Senior Paralegal of Pioneer
                                                              from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (51)               Since 2011. Serves            Senior Counsel of Pioneer since May 2013    None
Assistant Secretary             at the discretion of          and Assistant Secretary of all the
                                the Board.                    Pioneer Funds since June 2010; Counsel
                                                              of Pioneer from June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (54)            Since 2011. Serves            Vice President - Fund Treasury of           None
Treasurer and Chief             at the discretion of          Pioneer; Treasurer of all of the Pioneer
Financial and Accounting        the Board.                    Funds since March 2008; Deputy Treasurer
Officer of the Fund                                           of Pioneer from March 2004 to February
                                                              2008; and Assistant Treasurer of all of
                                                              the Pioneer Funds from March 2004 to
                                                              February 2008
------------------------------------------------------------------------------------------------------------------------------------

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 129

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                        Other Directorships
Position Held with the Fund     Length of Service             Principal Occupation                        Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (48)           Since 2011. Serves            Director - Fund Treasury of Pioneer; and    None
Assistant Treasurer             at the discretion of          Assistant Treasurer of all of the
                                the Board.                    Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (55)              Since 2011. Serves            Fund Accounting Manager - Fund Treasury     None
Assistant Treasurer             at the discretion of          of Pioneer; and Assistant Treasurer of
                                the Board.                    all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (34)           Since 2011. Serves            Fund Administration Manager - Fund          None
Assistant Treasurer             at the discretion of          Treasury of Pioneer since November 2008;
                                the Board.                    Assistant Treasurer of all of the
                                                              Pioneer Funds since January 2009; and
                                                              Client Service Manager - Institutional
                                                              Investor Services at State Street Bank
                                                              from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (61)            Since 2011. Serves            Chief Compliance Officer of Pioneer and     None
Chief Compliance Officer        at the discretion of          of all the Pioneer Funds since March
                                the Board.                    2010; Director of Adviser and Portfolio
                                                              Compliance at Pioneer since October
                                                              2005; and Senior Compliance Officer for
                                                              Columbia Management Advisers, Inc. from
                                                              October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (43)            Since 2011. Serves            Director - Transfer Agency Compliance of    None
Anti-Money Laundering Officer   at the discretion of          Pioneer and Anti-Money Laundering Officer
                                the Board.                    of all the Pioneer funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

130 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

                           This page for your notes.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14 131

                           This page for your notes.

132 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com


Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 25671-02-0514

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Pioneer Fundamental Growth Fund:

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the filings of its Form N-1A, totaled approximately $27,679 in 2014 and approximately
$26,957 in 2013.

Pioneer Dynamic Credit Fund
(Formerly Pioneer Absolute Credit
Return Fund):

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the filings of its Form N-1A, totaled approximately $32,084 in 2014 and $34,990 in 2013.

Pioneer Multi-Asset Ultrashort Income
Fund:

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the filings of its Form N-1A, totaled approximately $32,084 in 2014 and $34,990 in 2013.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees and Other Fees
There were no fees for audit-related or other services provided to the Funds during the fiscal years ended
March 31, 2014 and 2013.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


Fees for tax compliance services, primarily for tax returns, totaled $8,131 and $8,290 in 2014 and 2013, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees and Other Fees
There were no fees for audit-related or other services provided to the Funds during the fiscal years ended
March 31, 2014 and 2013.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new
SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended March 31, 2014 and 2013, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Pioneer Fundamental Growth Fund:
The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $8,131 in 2014 and $8,290 in 2013.

Pioneer Dynamic Credit Fund
(Formerly Pioneer Absolute Credit
Return Fund):
The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $8,131 in 2014 and $8,290 in 2013.

Pioneer Multi-Asset Ultrashort Income
Fund:
The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $8,131 in 2014 and $8,290 in 2013.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust X


By (Signature and Title)* /s/ Daniel K. Kingsbury
Daniel K. Kingsbury, President

Date May 29, 2014


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Daniel K. Kingsbury
Daniel K. Kingsbury, President

Date May 29, 2014


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date May 29, 2014

* Print the name and title of each signing officer under his or her signature.